                            Prospectus supplement dated April 27, 2006 (to prospectus dated March 28, 2006)
                                                            $1,889,949,000
                                                             (Approximate)
                                              GreenPoint Mortgage Funding Trust 2006-AR3
                                                            Issuing Entity
                                                       EMC Mortgage Corporation
                                                         Servicer and Sponsor
                                             Structured Asset Mortgage Investments II Inc.
                                                               Depositor
                                              GreenPoint Mortgage Funding Trust 2006-AR3
                                          Mortgage Pass-Through Certificates, Series 2006-AR3
-----------------------------------------------------------------------------------------------------------------------------------------
You should consider carefully the risk factors beginning on page S-11 in this prospectus supplement.
-----------------------------------------------------------------------------------------------------------------------------------------
The Trust
The trust will consist primarily of a pool of 30-year and 40-year  conventional,  adjustable rate, negative amortization mortgage loans secured by first liens on one- to four-family residential properties,  divided into four primary loan groups,  designated loan group I, loan group II, loan group III and loan group IV.
The trust will issue the following classes of certificates that are offered under this prospectus supplement:
o        10 classes of senior  certificates  designated  Class I-A, Class II-A-1,  Class II-A-2,  Class III-A-1,  Class III-A-2,  Class
        III-A-3, Class IV-A-1, Class IV-A-2, Class IV-A-3 and Class IV-X Certificates;
o        7 classes of subordinate  certificates  designated  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class
        B-7 Certificates;
     each as more fully described in the tables beginning on page S-2 of this prospectus supplement.
The  certificates  are  obligations  only of the trust,  as the issuing  entity.  Neither the  certificates  nor the mortgage loans are insured or guaranteed by any person,  except as described  herein.  Distributions on the  certificates  will be payable solely from the assets transferred to the trust for the benefit of certificateholders.
Credit Enhancement
Credit  enhancement  for the offered  certificates  will consist of excess  spread,  overcollateralization  and  additional  classes of subordinated  certificates.  With respect to the Class  II-A-2  Certificates  only,  a  certificate  insurance  policy  issued by Ambac
Assurance  Corporation,  which will cover, under certain  circumstances,  certain interest  shortfalls and realized losses allocated to such  certificates  and,  on the  distribution  date in May 2036,  the  unpaid  principal  balance of such  certificates  to the extent resulting from realized losses allocated thereto.
Distributions on the  certificates  will be on the 25th of each month, or, if the 25th is not a business day, on the next business day, beginning in May 2006.
Neither the  Securities and Exchange  Commission nor any state  securities  commission has approved the  certificates  or determined if this prospectus supplement or the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.
The Attorney  General of the State of New York has not passed on or endorsed the merits of this  offering.  Any  representation  to the contrary is unlawful.
The price to investors  will vary from time to time and will be determined at the time of sale.  The proceeds to the depositor from the offering are expected to be approximately 100.6% of the aggregate principal amount of the offered  certificates,  plus accrued interest thereon, less expenses.  See "Method of Distribution" in this prospectus supplement.
The Underwriter will deliver to purchasers the offered  certificates in book-entry form through The Depository Trust Company,  Clearstream
Banking, societe anonyme and the Euroclear System, in each case, on or about April 28, 2006.

                                                       Bear, Stearns & Co. Inc.
                                                              Underwriter

                              Important notice about information presented in this prospectus supplement and the accompanying prospectus

You should rely only on the  information  contained  in this  document.  We have not  authorized  anyone to provide you with  different information.

We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

o        the accompanying prospectus,  which provides general information,  some of which may not apply to this series of certificates;
         and

o        this prospectus supplement, which describes the specific terms of your certificates.

Annex I and Schedule A are incorporated into and comprise a part of this prospectus supplement as if fully set forth herein.

The description of your  certificates in this  prospectus  supplement is intended to enhance the related  description in the prospectus and you should rely on the information in this prospectus supplement as providing additional detail not available in the prospectus.

The  Depositor's  principal  offices are located at 383 Madison  Avenue,  New York,  New York 10179 and its  telephone  number is (212)
272-2000.

NOTWITHSTANDING ANY OTHER EXPRESS OR IMPLIED AGREEMENT TO THE CONTRARY,  THE SPONSOR, THE SERVICER,  THE TRUSTEE, EACH RECIPIENT OF THE
RELATED PROSPECTUS  SUPPLEMENT AND, BY ITS ACCEPTANCE  THEREOF,  EACH HOLDER OF A CERTIFICATE,  AGREES AND ACKNOWLEDGES THAT EACH PARTY
HERETO HAS AGREED THAT EACH OF THEM AND THEIR EMPLOYEES,  REPRESENTATIVES AND OTHER AGENTS MAY DISCLOSE,  IMMEDIATELY UPON COMMENCEMENT
OF  DISCUSSIONS,  TO ANY AND ALL PERSONS THE TAX TREATMENT  AND TAX  STRUCTURE OF THE  CERTIFICATES  AND THE REMICS,  THE  TRANSACTIONS
DESCRIBED  HEREIN AND ALL MATERIALS OF ANY KIND  (INCLUDING  OPINIONS OR OTHER TAX ANALYSES)  THAT ARE PROVIDED TO ANY OF THEM RELATING
TO SUCH TAX TREATMENT AND TAX STRUCTURE  EXCEPT WHERE  CONFIDENTIALITY  IS REASONABLY  NECESSARY TO COMPLY WITH THE SECURITIES  LAWS OF
ANY APPLICABLE JURISDICTION.

                                                        European Economic Area

         In relation to each Member State of the European  Economic Area which has  implemented the Prospectus  Directive  (referred to herein as a Relevant  Member State),  the  Underwriter has represented and agreed that with effect from and including the date on which the Prospectus  Directive is implemented in that Relevant  Member State (referred to herein as a Relevant  Implementation  Date) it has not made and will not make an offer of notes to the public in that Relevant  Member State prior to the  publication  of a prospectus in relation to the notes which has been  approved  by the  competent  authority  in that  Relevant  Member  State or,  where  appropriate, approved in another  Relevant  Member State and notified to the competent  authority in that Relevant  Member State,  all in accordance with the Prospectus  Directive,  except that it may, with effect from and including the Relevant  Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

(a)      to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)      to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

(c)      in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the
         Prospectus Directive.

         For the  purposes  of this  provision,  the  expression  an "offer of notes to the  public"  in  relation  to any notes in any
Relevant  Member State means the  communication  in any form and by any means of sufficient  information  on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase  or  subscribe  the notes,  as the same may be varied in that
Member  State by any measure  implementing  the  Prospectus  Directive in that Member  State and the  expression  referred to herein as
Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                                            United Kingdom

         The Underwriter has represented and agreed that:

(a)      it has only  communicated or caused to be communicated  and will only communicate or cause to be communicated an invitation or inducement to engage in investment  activity  (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuing Entity; and

(b)      it has complied and will comply with all  applicable  provisions  of the FSMA with respect to anything  done by it in relation to the notes in, from or otherwise involving the United Kingdom.

                                                                      -i-

          TABLE OF CONTENTS PROSPECTUS SUPPLEMENT

Caption                                            Page

SUMMARY OF PROSPECTUS

DESCRIPTION OF THE

    Allocation of Realized Losses;
     Subordination.................................S-40
    Excess Spread and Overcollateralization

    Restrictions on Transfer of the

YIELD AND PREPAYMENT

    Yield Sensitivity Of the Subordinate
     Certificates.................................S-111
    Yield Sensitivity Of The Class X Certificates.S-111
THE POOLING AND SERVICING

    Servicing and Other Compensation and Payment

    Realization Upon Defaulted
     Mortgage Loans ..............................S-116
    Monthly Reports to Certificateholders.........S-117
    Collection and Other Servicing Procedures and

    Special Tax Considerations Applicable to the
       Class A and Class B Certificates...........S-123
    Characterization of the Offered Certificates..S-124

AFFILIATIONS, RELATIONSHIPS AND RELATED

                            -ii-

                              TRANSACTION STRUCTURE

                            -iii-

                                                   SUMMARY OF PROSPECTUS SUPPLEMENT

         The following  summary is a very broad overview of the offered  certificates  and does not contain all of the information that you should  consider in making your investment  decision.  To understand all of the terms of the offered  certificates,  read carefully this entire  prospectus  supplement  and the entire  accompanying  prospectus.  A glossary  is  included at the end of this  prospectus supplement.  Capitalized  terms used but not  defined in the  glossary at the end of this  prospectus  supplement  or in the  following summary have the meanings assigned to them in the glossary at the end of the prospectus.

Issuing Entity..............................  GreenPoint Mortgage Funding Trust 2006-AR3.

Title of Series.............................  GreenPoint Mortgage Funding Trust 2006-AR3 Mortgage Pass-Through
                                              Certificates, Series 2006-AR3.

Cut-off Date................................  April 1, 2006.

Closing Date................................  On or about April 28, 2006.

Depositor...................................  Structured Asset Mortgage Investments II Inc.

Sponsor and Servicer........................  EMC Mortgage Corporation, an affiliate of the depositor.

Originator..................................  GreenPoint Mortgage Funding, Inc., or GreenPoint.

Trustee.....................................  Wells Fargo Bank, National Association.

Certificate Insurer                           Ambac Assurance Corporation.

Distribution Dates..........................  Distributions on the offered certificates will be made on the 25th day of each month or, if such day is not a business day, on the next succeeding business day, beginning in May 2006.

Offered Certificates........................  The classes of offered certificates and their pass-through rates and current principal amounts are set forth in the table below.

                                                      S-1

                                                         Offered Certificates

                           Pass-Through        Initial Current          Initial Rating
         Class                 Rate            Principal Amount         (S&P/Moody's)              Designation
          I-A              Variable Rate     $78,217,000                   AAA/Aaa               Group I Senior
         II-A-1            Variable Rate     $492,223,000                  AAA/Aaa            Group II Super Senior
         II-A-2            Variable Rate     $259,690,000                  AAA/Aaa           Group II Senior Support
        III-A-1            Variable Rate     $144,956,000                  AAA/Aaa           Group III Super Senior
        III-A-2            Variable Rate     $16,106,000                   AAA/Aaa          Group III Senior Support
        III-A-3            Variable Rate     $200,000,000                  AAA/Aaa              Group III Senior
         IV-A-1            Variable Rate     $305,281,000                  AAA/Aaa            Group IV Super Senior
                                                                                             Group IV Senior Support
         IV-A-2            Variable Rate     $152,641,000                  AAA/Aaa         ---------------------------
                                                                                                     Level I
         IV-A-3            Variable Rate     $50,880,000                   AAA/Aaa           Group IV Senior Support
                                                                                                    Level II
          IV-X              Fixed Rate       Notional                      AAA/Aaa          Group IV Senior Interest
                                                                                                      Only
          B-1              Variable Rate     $75,790,000                   Aa1/AA+                 Subordinate
          B-2              Variable Rate     $42,212,000                    Aa2/AA                 Subordinate
          B-3              Variable Rate     $11,512,000                   Aa2/AA-                 Subordinate
          B-4              Variable Rate     $12,472,000                    Aa2/A+                 Subordinate
          B-5              Variable Rate     $12,472,000                    Aa3/A                  Subordinate
          B-6              Variable Rate     $25,903,000                    A2/BBB                 Subordinate
          B-7              Variable Rate     $9,594,000                    A3/BBB-                 Subordinate
Total Offered Certificates:                   $1,889,949,000

                                              Non-Offered Certificates
                           Pass-Through       Initial Current          Initial Rating
Class                          Rate           Principal Amount         (S&P/Moody's)               Designation
          XP                   N/A                  N/A                      NR                    Subordinate
           R              Variable Rate              $0                      NR                      Residual
          R-X             Variable Rate              $0                      NR                      Residual
         B-IO                  N/A                   $0                     N/A                    Subordinate
Total Non-Offered Certificates:                      $0
Total Certificates:                            $1,889,949,000

Other Information:
---------------------------------------------------------------------------------------------------------------------------------------

The pass-through rates on the certificates are described in detail on pages S-6 and S-7 in this prospectus supplement.

Class IV-X Certificates:

The Class IV-X Certificates are sometimes referred to herein as the Class X Certificates. The Class X Certificates do not have a principal amount.

The Class IV-X Certificates will have a notional amount equal to the sum of the principal balances of the Class IV-A-1 Certificates and the Class IV-A-2 Certificates.  The Class IV-X Certificates will have an initial notional amount of approximately $457,922,000.

                                                      S-2

The Issuing Entity

The  depositor  will  establish  a trust  with  respect  to the  GreenPoint  Mortgage  Funding  Trust  2006-AR3  Mortgage  Pass-Through
Certificates,  Series  2006-AR3,  pursuant to a pooling and servicing  agreement  dated as of April 1, 2006,  among the depositor,  the servicer and sponsor and the trustee.

The trust is sometimes referred to herein as the issuing entity.

The certificates represent in the aggregate the entire beneficial ownership interest in the trust.

Distributions  of interest  and/or  principal on the offered  certificates  will be made from payments  received in connection with the mortgage loans as described below.

See "Description of the Certificates" in this prospectus supplement.

The Sponsor

EMC Mortgage  Corporation,  in its capacity as mortgage loan seller, the Sponsor or EMC, a Delaware corporation and an affiliate of the depositor and the underwriter, will sell the mortgage loans to the depositor.

The Originator

All of the mortgage loans were originated by GreenPoint Mortgage Funding, Inc.

The Servicer

All of the mortgage loans will be serviced by EMC Mortgage Corporation.

The Mortgage Loans

The mortgage pool consists of approximately  6,321 first lien adjustable rate negative  amortization  mortgage loans secured by one- to four-family residential real properties and individual condominium units.

The mortgage loans have an aggregate principal balance of approximately $1,918,729,642 as of the cut-off date.

All of the mortgage loans have a negative  amortization  feature,  under which accrued interest on a mortgage loan will be deferred and added to the  principal  balance of that mortgage  loan if the minimum  monthly  payment on any payment date is less than the amount of accrued interest due on the mortgage loan on that payment date.

The mortgage rate on each mortgage loan is adjustable,  generally  after a period of up to four months after  origination  during which the mortgage rate is fixed, based on a specified index.  Thereafter,  the interest rate on each mortgage loan adjusts monthly,  but the minimum monthly payments on the mortgage loans adjust annually, subject to certain limitations described below.

As of the cut-off date, none of the mortgage loans were in their initial fixed-rate period.

The index on the mortgage  loans will either be based on One-Year MTA, the 12-month  moving  average  yield on United  States  Treasury
Securities adjusted to a constant maturity of one year, or One-Month LIBOR.

While the interest rate on each mortgage loan will adjust monthly (after the initial  fixed-rate  period),  the minimum monthly payment on each mortgage loan  generally  will only adjust  annually  after a period of one, two,  three or five years.  On each annual payment adjustment  date,  the minimum  monthly  payment will be reset to fully amortize the mortgage loan over the remaining term to maturity, subject to the  conditions  that (i) the amount of the  monthly  payment  will not  increase or decrease by an amount that is more than
7.50% of the  monthly  payment  prior to the  adjustment,  (ii) as of the fifth  anniversary  of the first due date and on every  fifth anniversary  thereafter,  the minimum monthly payment will be reset without regard to the limitation  described in clause (i) above and
(iii) if the unpaid  principal  balance  exceeds  110% or 115% (as  applicable)  of the  original  principal  balance  due to  deferred interest,  the monthly payment will be reset on that payment date without regard to the limitation  described in clause (i) to amortize fully the then unpaid  principal  balance of the mortgage loan over its remaining term to maturity.  See  "Description  of the Mortgage
Loans--General--Negative Amortization" in this prospectus supplement.

Mortgage Pool Characteristics

The Group I Mortgage Loans

The following table summarizes the approximate characteristics of the group I mortgage loans as of the cut-off date:

                                                      S-3

Number of mortgage loans:.....................295

Aggregate principal balance:..........$88,281,555

Range of principal
   balances:................$49,891 to $1,001,956

Average principal balance:...............$299,260

Range of mortgage rates (per annum): 6.750% to 8.250%

Weighted average mortgage rate (per annum):7.885%

Range of remaining terms to stated maturity (months):         355 to 478

Weighted average remaining term to stated maturity (months):  408

Weighted average loan-to-value ratio at origination: 77.69%

Weighted average gross margin (per annum):.3.157%

Weighted average maximum lifetime mortgage rate (per annum):  11.437%

Weighted average months to next interest adjustment date (months):     1

Loan Index:

1 Month LIBOR.............................100.00%

The Group II Mortgage Loans

The following table summarizes the approximate characteristics of the group II mortgage loans as of the cut-off date:

Number of mortgage loans:...................3,248

Aggregate principal balance:.........$848,659,835

Range of principal
   balances:..................$16,883 to $804,812

Average principal balance:...............$261,287

Range of mortgage rates (per annum): 6.000% to 7.375%

Weighted average mortgage rate (per annum):7.155%

Range of remaining terms to stated maturity (months):         347 to 478

Weighted average remaining term to stated maturity (months):  392

Weighted average loan-to-value ratio at origination: 77.56%

Weighted average gross margin (per annum):.3.280%

Weighted average maximum lifetime mortgage rate (per annum):  11.431%

Weighted average months to next interest adjustment date (months):     1

Loan Index:

1 Year MTA................................100.00%

The Group III Mortgage Loans

The following table summarizes the approximate characteristics of the group III mortgage loans as of the cut-off date:

Number of mortgage loans:.....................838

Aggregate principal balance:.........$407,519,640

Range of principal
   balances:................$32,100 to $1,484,886

Average principal balance:...............$486,300

Range of mortgage rates (per annum): 6.375% to 8.125%

Weighted average mortgage rate (per annum):7.080%

Range of remaining terms to stated maturity (months):         352 to 478

Weighted average remaining term to stated maturity (months):  402

Weighted average loan-to-value ratio at origination: 76.01%

Weighted average gross margin (per annum):.3.204%

Weighted average maximum lifetime mortgage rate (per annum):  11.343%

Weighted average months to next interest adjustment date (months):     1

Loan Index:

1 Year MTA................................100.00%

The Group IV Mortgage Loans

The following table summarizes the approximate characteristics of the group IV mortgage loans as of the cut-off date:

Number of mortgage loans:...................1,940

Aggregate principal balance:.........$574,268,613

Range of principal
   balances:................$26,856 to $1,499,810

Average principal balance:...............$296,015

Range of mortgage rates (per annum):  6.000% to 7.375%

Weighted average mortgage rate (per annum):7.283%

                                                      S-4

Range of remaining terms to stated maturity (months):         352 to 478

Weighted average remaining term to stated maturity (months):  398

Weighted average loan-to-value ratio at origination: 77.47%

Weighted average gross margin (per annum):.3.409%

Weighted average maximum lifetime mortgage rate (per annum):  11.340%

Weighted average months to next interest adjustment date (months):     1

Loan Indices:

1 Year MTA................................100.00%

For additional  information  regarding the mortgage loans,  see  "Description of the Mortgage Loans" in this prospectus  supplement and
Schedule A, which is attached and is part of this prospectus supplement.

Removal and Substitution of a Mortgage Loan

The trustee will  acknowledge  the sale,  transfer and assignment to it (or the custodian as its agent) by the depositor and receipt of the mortgage  loans,  subject to further  review and the  exceptions  which may be noted  pursuant to the  procedures  described in the pooling and servicing  agreement.  If the trustee (or the custodian as its agent) finds that any mortgage loan appears defective on its face,  appears to have not been executed or received,  or appears to be unrelated to the mortgage loans identified in the mortgage loan schedule  (determined on the basis of the mortgagor name,  original  principal balance and loan number),  the trustee (or the custodian as its agent) shall  promptly  notify the sponsor.  The sponsor must then correct or cure any such defect  within 90 days from the date of notice  from the  trustee  (or the  custodian  as its agent) of the defect and if the  sponsor  fails to correct or cure such defect within such period and such defect  materially and adversely  affects the interests of the  certificateholders  in the related mortgage loan, the sponsor will, in accordance with the terms of the pooling and servicing  agreement and the mortgage loan purchase  agreement, within 90 days of the date of notice,  provide the trustee with a substitute  mortgage  loan (if within two years of the closing  date)
or repurchase  the mortgage loan;  provided that, if such defect would cause the mortgage loan to be other than a "qualified  mortgage"
as defined in Section  860G(a)(3)(a)  of the Internal  Revenue Code, any such cure or  substitution  must occur within 90 days from the date such breach was discovered.

Description of the Certificates

General
The trust will issue the certificates in four certificate groups.

The Class I-A Certificates  will represent  interests  principally in loan group I and are sometimes  referred to herein as the group I senior  certificates.  The Class II-A-1  Certificates and the Class II-A-2  Certificates will represent  interests  principally in loan group II and are sometimes referred to herein as the group II senior  certificates or the Class II-A  Certificates.  The Class III-A-1,
Class III-A-2 and Class III-A-3  Certificates  will represent  interests  principally  in loan group III and are sometimes  referred to herein as the group III senior  certificates  or the Class III-A  Certificates.  The Class IV-A-1,  Class IV-A-2,  Class IV-A-3 and the
Class IV-X  Certificates  will represent  interests  principally in loan group IV and are sometimes  referred to herein as the group IV senior  certificates.  The Class IV-A-1,  Class IV-A-2 and Class IV-A-3 Certificates are sometimes referred to herein as the Class IV-A
Certificates.  The Class I-A,  Class II-A,  Class III-A and Class IV-A  Certificates  are  sometimes  referred to herein as the Class A
Certificates.  Except in the limited  circumstances  described  herein,  payments of interest  and  principal  on each class of group I senior  certificates  will be made from group I mortgage  loans,  payments of interest  and  principal on each class of group II senior certificates  will be made from  group II  mortgage  loans,  payments  of  interest  and  principal  on each  class of group III senior certificates  will be made from group III  mortgage  loans and  payments of  interest  and  principal  on each class of group IV senior certificates will be made from group IV mortgage loans.

The Class IV-X  Certificates  are sometimes  referred to herein as the Class X Certificates.  The Class A Certificates  and the Class X
Certificates are sometimes  referred to herein as the senior  certificates.  The certificates  designated as senior  certificates  will have a payment priority over the certificates designated as subordinate certificates.

The Class B-1, Class B-2, Class B-3, Class B-4,  Class B-5, Class B-6 and Class B-7  Certificates  are sometimes  referred to herein as the offered subordinate certificates.

The trust will issue the Class XP Certificates and the Class B-IO Certificates which are not offered by this prospectus supplement.

The trust will also issue Class R Certificates  and the Class R-X Certificates  (also referred to herein as the residual  certificates)
which  represent the residual interests in the real estate mortgage investment conduits established by the trust.

                                                      S-5

The senior certificates and the subordinate certificates are sometimes referred to herein as the offered certificates.

The Class XP  Certificates,  the Class  B-IO  Certificates  and the  residual  certificates  are  sometimes  referred  to herein as the non-offered certificates.

The non-offered certificates, together with the offered certificates are sometimes referred to herein as the certificates.

The assumed final  distribution  date for the offered  certificates  (other than the Class II-A-2  Certificates,  which have an assumed final  distribution  date of May 2036) is April 2036. It is intended that the amounts  deposited in the final maturity  reserve account will be sufficient to retire the offered  certificates on the April 2036 assumed final  distribution  date, even though the outstanding principal  balance of the mortgage loans having  40-year  original terms to maturity will not have been reduced to zero on such assumed final  distribution date. The actual final  distribution date for each class of the offered  certificates may be earlier,  and could be substantially  earlier,  than the  distribution  date in April  2036 or May 2036,  as  applicable.  If  amounts on deposit in the final maturity reserve account are not sufficient to pay the outstanding  current  principal  amounts of the certificates to zero, the actual final distribution date could be later than April 2036.

Record Date

For each  class of  offered  certificates  (other  than the  Class X  Certificates  and the  Class  IV-A-3  Certificates),  and for any
distribution  date,  the  business  day  preceding  the  applicable  distribution  date so long as the offered  certificates  remain in book-entry  form. For each class of Class X Certificates and the Class IV-A-3  Certificates and any other class of offered  certificate that is no longer in  book-entry  form,  and for any  distribution  date,  the record date shall be the last  business day of the month preceding the month in which such distribution date occurs.

Denominations

For each class of certificates, other than the residual certificates, $25,000 and multiples of $1.00 in excess thereof.

Registration of Offered Certificates

The trust will issue the offered  certificates  initially in book-entry form. Persons acquiring interests in these offered certificates will hold their  beneficial  interests  through The Depository Trust Company,  in the United States,  or Clearstream  Banking,  societe anonyme or the Euroclear System, in Europe.

We refer you to "Description of the Certificates--Book-Entry Registration" in this prospectus supplement.

Interest Accrual Period

Interest will accrue at the rate described herein on each class of certificates.

The interest  accrual  period for the offered  certificates  (other than the Class X Certificates  and the Class IV-A-3  Certificates),
will be the period  commencing on the  distribution  date in the month preceding the month in which a distribution  date occurs (or the closing date, in the case of the first interest  accrual period) and ending on the day  immediately  prior to such  distribution  date.
Interest on the Class A (other than the Class  IV-A-3  Certificates)  and Class B  Certificates  will be  calculated  on the basis of a
360-day year and the actual number of days elapsed in the applicable interest accrual period.

The interest  accrual period for the Class X Certificates  and the Class IV-A-3  Certificates,  will be the calendar month  immediately preceding the month in which a distribution  date occurs.  Interest on the Class X Certificates and the Class IV-A-3  Certificates will be calculated on the basis of a 360-day year consisting of 30-day months.

Pass Through Rates

The pass-through rates on each class of offered certificates are as follows:

The Class I-A, Class II-A-1,  Class II-A-2,  Class III-A-1,  Class III-A-2,  Class III-A-3,  Class IV-A-1, Class IV-A-2 and the Class B
Certificates will bear interest at a pass-through  rate equal to the least of (i) one-month LIBOR plus the related margin,  (ii) 10.50%
per annum and (iii) the related net rate cap of the related mortgage loans.

The Class  IV-A-3  Certificates  will bear  interest at a  pass-through  rate equal to the lesser of (i)  one-year MTA plus the related margin and (ii) the net rate cap of the group IV mortgage loans.

                                                      S-6

The net rate cap for the Class I-A, Class II-A-1,  Class II-A-2,  Class  III-A-1,  Class III-A-2,  Class III-A-3,  Class IV-A-1,  Class
IV-A-2 and Class  IV-A-3  Certificates  is equal to the  weighted  average of the net rates of the  mortgage  loans in the related loan group, less, if applicable,  the related coupon strip rate and, in the case of the Class II-A-2  Certificates,  as further adjusted for the  portion of the premium  rate  payable to the  certificate  insurer.  In the case of the Class  IV-A-1  Certificates  and the Class
IV-A-2 Certificates, the net rate cap will be further reduced by 1.000% per annum.

The net rate cap for the Class B  Certificates  is equal to the weighted  average of (i) the  weighted  average of the net rates on the group I mortgage loans,  (ii) the weighted  average of the net rates on the group II mortgage loans,  (iii) the weighted average of the net rates on the group III mortgage loans and (iv) the weighted  average of the net rates on the group IV mortgage  loans,  weighted on the basis of the excess of (i) the aggregate  principal  balance of the group I mortgage loans over the aggregate  principal balance of the Class I-A Certificates,  (ii) the aggregate  principal balance of the group II mortgage loans over the aggregate  principal balance of the Class II-A-1 and Class II-A-2  Certificates,  (iii) the  aggregate  principal  balance of the group III mortgage  loans over the aggregate  principal  balance of the Class  III-A-1,  Class III-A-2 and Class  III-A-3  Certificates  and (iv) the aggregate  principal balance of the group IV  mortgage  loans over the  aggregate  principal  balance of the Class  IV-A-1,  Class  IV-A-2 and Class  IV-A-3
Certificates,  respectively,  in each case as adjusted to an effective rate reflecting the accrual of interest on an actual/360  basis, and in each case, reduced by the coupon strip rate, if applicable.

The coupon strip rate for each loan group will equal the related coupon strip,  if any,  payable to the Final Maturity  Reserve Account on any  distribution  date,  expressed as a per annum rate  calculated on the basis of the aggregate  stated  principal  balance of the mortgage loans in the related loan group as of such distribution date.

The related margin for the Class I-A, Class II-A-1,  Class II-A-2,  Class III-A-1,  Class III-A-2,  Class III-A-3,  Class IV-A-1, Class
IV-A-2,  Class IV-A-3,  Class B-1, Class B-2, Class B-3,  Class B-4,  Class B-5, Class B-6 and Class B-7  Certificates  will be 0.230%,
0.210%,  0.210%,  0.230%, 0.300%, 0.240%, 0.210%, 0.270%, 2.400%, 0.420%, 0.450%, 0.480%, 0.670%, 0.730%, 1.750% and 2.100%, per annum, respectively,  provided that, after the first possible  optional  termination date, the related margin for the Class I-A, Class II-A-1,
Class II-A-2, Class III-A-1,  Class III-A-2,  Class III-A-3, Class IV-A-1, Class IV-A-2, Class IV-A-3, Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will be 0.460%,  0.420%,  0.420%,  0.460%,  0.600%,  0.480%, 0.420%, 0.540%,
2.400%, 0.630%, 0.675%, 0.720%, 1.005%, 1.095%, 2.625% and 3.150%, per annum, respectively.

One-month  LIBOR for the first  interest  accrual  period and for all  subsequent  accrual  periods shall be determined as described in
"Description of the Certificates--Calculation of One-Month LIBOR" in this prospectus supplement.

One-year  MTA for the first  interest  accrual  period and for all  subsequent  accrual  periods  shall be  determined  as described in
"Description of the Certificates--Calculation of One-Year MTA" in this prospectus supplement.

The Class IV-X  Certificates  will bear  interest at a fixed  pass-through  rate equal to 1.000% per annum  based on a notional  amount equal to the  aggregate  current  principal  amount of the Class IV-A-1  Certificates  and the Class IV-A-2  Certificates.  The initial notional amount for the Class IV-X Certificates will be approximately $457,922,000.

The Class XP, Class B-IO, the Class R and the Class R-X Certificates do not have a pass-through rate and will not bear interest.

Interest Payments

On each distribution date holders of the offered certificates  will generally be entitled to receive:
o    the interest  that has accrued on the current  principal  amount or notional  amount of such  certificates  at the  applicable pass-through rate during the related interest accrual period, and

o   any interest due on a prior distribution date that was not paid, less

o   interest shortfalls allocated to such certificates.

However,  the amount of interest  distributable on a distribution date with respect to any class of certificates will be reduced by the amount,  if any, of net deferred  interest for the related  distribution  date that is  allocated to such class of  certificates,  and, after the  distribution  date  occurring in April 2016,  any amounts paid into the final maturity  reserve  account,  each as described under "Description of the Certificates" in this prospectus supplement.

                                                      S-7

In the event that an increase  in the index  causes  interest  to accrue on a mortgage  loan for a given month in excess of the monthly payment for that mortgage loan, the excess  interest will be added to the  outstanding  principal  balance of that mortgage loan in the form of "negative  amortization." For any distribution  date, the excess, if any, of (i) the aggregate amount of negative  amortization with  respect to all  mortgage  loans for the  calendar  month  prior to that  distribution  date,  over (ii) the  aggregate  amount of scheduled  and  unscheduled  payments of  principal  received  with  respect to all  mortgage  loans  during the related due period and prepayment period,  referred to herein as net deferred interest,  will be deducted from interest payable to the related certificates as described in this prospectus  supplement.  The amount deducted from the interest payable to each class of offered  certificates  (other than the Class IV-X Certificates)  will be added to the principal balance of that class.  See "Description of the Certificates."

Principal Payments

On each  distribution  date, to the extent that the scheduled and  unscheduled  payments of principal on the mortgage  loans during the related due period and prepayment  period exceed the deferred  interest on the mortgage loans,  principal will be paid on each class of certificates  entitled to receive principal  payments on each distribution  date. You should review the priority of payments  described under "Description of the Certificates --Distributions on the Certificates" in this prospectus supplement.

Final Maturity Reserve Account

If, on the  distribution  date occurring in April 2016 or on any  distribution  date  thereafter,  up to and including the distirubtion date for the offered  certificates in April 2036, any offered  certificates are outstanding and the aggregate stated principal  balance of the  mortgage  loans  with  original  terms to  maturity  in excess of 30 years is  greater  than or equal to the  scheduled  amount specified in Schedule 1 to this  prosepectus  supplement  for the related  distribution  date, the trustee will be required to deposit, from interest  collections of each loan group, into the final maturity reserve account on each such distribution  date, an amount equal to the lesser of (a) the product of (i) 1.00%,  (ii) the aggregate stated  principal  balance of the mortgage loans with original terms to maturity in excess of 30 years in the related loan group as of the due date occurring in the month prior to such  distribution  date and (iii)  one-twelfth  and (b) the excess of (i) the final  maturity  reserve  fund  target for such  distribution  date over (ii) the amount on deposit in the final maturity reserve fund immediately  prior to such  distribution  date, until the amount on deposit in the final  maturity  reserve  account is equal to the final  maturity  reserve  account  target.  Amounts on deposit in the final  maturity reserve  account will be used to pay the outstanding  current  principal  amount of the offered  certificates  then  outstanding on the distribution  date in April 2036 (or such earlier date upon which the final  distribution  of payments on the mortgage  loans and other assets of the trust is expected to be made).  See "Description of the  Certificates--Final  Maturity Reserve Account" in this prospectus supplement.

Advances

The servicer  will make cash  advances with respect to  delinquent  payments of scheduled  interest on the mortgage  loans for which it acts as servicer,  generally  to the extent that the servicer  reasonably  believes  that such cash  advances can be repaid from future payments on the related  mortgage  loans. If the servicer fails to make any required  advances,  the Trustee may be obligated to do so, as described in this  prospectus  supplement.  These cash advances are only  intended to maintain a regular flow of scheduled  interest and  principal  payments  on the  certificates  and are not  intended to  guarantee  or insure  against  losses.  See "The  Pooling and
Servicing Agreement--Monthly Advances" in this prospectus supplement.

Servicing Fee

The  servicer  will be  entitled to receive a  servicing  fee,  as  compensation  for its  activities  under the pooling and  servicing agreement,  equal to 1/12th of the servicing fee rate multiplied by the stated  principal  balance of each mortgage loan serviced by it as of the due date in the month  preceding  the month in which such  distribution  date occurs.  The  servicing fee rate will be 0.375%
per annum.  Interest  shortfalls on the related  mortgage loans resulting from prepayments in full in any calendar month will be offset by the servicer on the distribution date in the following  calendar month to the extent of compensating  interest payments as described in this prospectus supplement.

Credit Enhancement

Credit  enhancement  provides limited  protection to holders of specified  certificates  against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement.

                                                      S-8

Excess Spread and  Overcollateralization.  The mortgage  loans are expected to generate more interest than is needed to pay interest on the  offered  certificates  because we expect the  weighted  average  net  interest  rate of the  mortgage  loans to be higher than the weighted average pass-through rate on the offered certificates.  In addition,  such higher interest rate is paid on a principal balance of  mortgage  loans that is larger  than the  principal  balance of the  certificates.  Interest  payments  received  in respect of the mortgage loans in excess of the amount that is needed to pay interest on the offered  certificates,  related trust expenses and, on and after the distribution  date occurring in April 2016, any amounts paid into the final maturity reserve account,  will be used to reduce the total current principal amount of the certificates until a required level of overcollateralization has been achieved.

See "Description of the Certificates--Excess Spread and Overcollateralization Provisions" in this prospectus supplement.

Subordination;  Allocation  of Losses.  By issuing  senior  certificates  and  subordinate  certificates,  the trust has  increased the likelihood that senior certificateholders will receive regular payments of interest and principal.

The  senior  certificates  will  have a  payment  priority  over  the  subordinate  certificates.  Among  the  classes  of  subordinate certificates,  each class of Class B Certificate  with a lower numerical class  designation  will have payment priority over each class of Class B Certificate with a higher numerical class designation.

Subordination  provides the holders of  certificates  having a higher payment  priority  protection  against  losses  realized when the remaining  unpaid principal  balance on a mortgage loan exceeds the amount of proceeds  recovered upon the liquidation of that mortgage loan. In general,  this loss  protection is  accomplished  by allocating any realized  losses in excess of available  excess spread and any current  overcollateralization  to the  subordinate  certificates,  beginning  with the  subordinate  certificates  with the lowest payment  priority,  until the current  principal amount of that subordinate class has been reduced to zero and then allocating any loss to the next  most  junior  class of  subordinate  certificates,  until  the  current  principal  amount  of each  class of  subordinate certificates is reduced to zero. If no subordinate  certificates  remain  outstanding,  the principal portion of realized losses on the mortgage loans in each loan group will be allocated to the related senior  certificates  thereof in accordance  with the priorities set forth herein under "Description of the Certificates--Allocation of Realized Losses; Subordination."

As of the closing date the aggregate  current  principal amount of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6
and Class B-7 Certificates  will equal  approximately  9.90% of the aggregate  current principal amount of the mortgage loans as of the cut-off date.

See "Description of the Certificates--Allocation of Realized Losses; Subordination" in this prospectus supplement.

Certificate Insurance Policy

Ambac Assurance Corporation,  a Wisconsin-domiciled stock insurance corporation,  will issue an insurance policy for the benefit of the
Class  II-A-2  Certificates.  The policy will  unconditionally  and  irrevocably  guarantee  payment of (i) the  outstanding  principal balance of the Class II-A-2  Certificates  to the extent  unpaid on the  distribution  date in May 2036 and (ii) for each  distribution date and as set forth herein,  accrued and unpaid interest calculated at the pass-through rate due on the Class II-A-2 Certificates and the amount of realized losses allocable to such  certificates,  subject to the terms and conditions of the policy.  The policy will not provide credit enhancement for any class of certificates other than the Class II-A-2 Certificates.

See "The Certificate Insurance Policy" in this prospectus supplement.

Optional Termination

At its option,  the  depositor or its designee may purchase  from the trust all the mortgage  loans,  together  with any  properties in respect thereof  acquired on behalf of the trust and thereby effect  termination  and early  retirement of the  certificates  after the stated principal balance of the mortgage loans (and properties  acquired in respect  thereof),  remaining in the trust has been reduced to less than 10% of the stated principal balance of the mortgage loans as of the cut-off date.

See "Pooling and Servicing Agreement--Termination" in this prospectus supplement.

                                                      S-9

Federal Income Tax Consequences

One or more  elections  will be made to treat the  mortgage  loans and  certain  related  assets  as one or more real  estate  mortgage investment conduits for federal income tax purposes.

See "Federal Income Tax Consequences" in this prospectus supplement.

Ratings

It is a condition to the issuance of the  certificates  that the offered  certificates  receive the  following  ratings from Standard &
Poor's  Rating  Services,  a division of The  McGraw-Hill  Companies,  Inc.,  which is referred to herein as S&P and Moody's  Investors
Service, Inc., which is referred to herein as Moody's:

Offered Certificates             S&P       Moody's
Class I-A                        AAA         Aaa
Class II-A-1                     AAA         Aaa
Class II-A-2                     AAA         Aaa
Class III-A-1                    AAA         Aaa
Class III-A-2                    AAA         Aaa
Class III-A-3                    AAA         Aaa
Class IV-A-1                     AAA         Aaa
Class IV-A-2                     AAA         Aaa
Class IV-A-3                     AAA         Aaa
Class IV-X                       AAA         Aaa
Class B-1                        AA+         Aa1
Class B-2                        AA          Aa2
Class B-3                        AA-         Aa2
Class B-4                        A+          Aa2
Class B-5                         A          Aa3
Class B-6                        BBB         A2
Class B-7                       BBB-         A3
A rating is not a  recommendation  to buy, sell or hold  securities and either rating agency can revise or withdraw such ratings at any time. In general, ratings address credit risk and do not address the likelihood of prepayments.
---------------------------------------------------------------------------------------------------------------------------------------

See "Yield and Prepayment Considerations" and "Ratings" in this prospectus supplement and "Yield Considerations" in the prospectus.

Legal Investment

The  offered  certificates  (other than the Class B-4,  Class B-5,  Class B-6 and Class B-7  Certificates)  will  constitute  "mortgage related  securities"  for  purposes of SMMEA,  so long as they are rated in one of the two highest  rating  categories  by a nationally recognized  statistical  rating  organization.  The Class B-4,  Class B-5,  Class B-6 and Class B-7  Certificates  will not  constitute
"mortgage related securities" for purposes of SMMEA.

See "Legal Investment" in this prospectus supplement and "Legal Investment Matters" in the prospectus.

ERISA Considerations

The offered  certificates may be purchased by persons  investing assets of employee  benefit plans or individual  retirement  accounts, subject to important considerations. Plans should consult with their legal advisors before investing in the offered certificates.

See "ERISA Considerations" in this prospectus supplement.

                                                      S-10

                                                                  RISK FACTORS

         You are  encouraged  to  carefully  consider  the  following  risk  factors in  connection  with the  purchase  of the offered certificates:

         Your Yield on the Certificates Will be Subject to any Negative Amortization on the Related Mortgage Loans.

         All of the mortgage loans in the trust fund are negative  amortization  loans.  Generally,  after one to four months following their  origination,  the  interest  rates on negative  amortization  loans  typically  adjust  monthly but their  monthly  payments and amortization  schedules adjust annually. In addition,  in most circumstances,  the amount by which a monthly payment may be adjusted on an annual  payment  adjustment  date may be limited and may not be  sufficient  to  amortize  fully the unpaid  principal  balance of a mortgage loan over its remaining  term to maturity.  The initial  interest  rates on this type of mortgage  loans may be lower than the sum of the indices  applicable at origination  and the related  margins.  During a period of rising interest rates, as well as prior to the annual  adjustment to the monthly payment made by the mortgagor,  the amount of interest accruing on the principal balance of these mortgage  loans may exceed the amount of the minimum  monthly  payment.  As a result,  a portion of the accrued  interest on negatively amortizing  loans may become  deferred  interest  which will be added to their  principal  balances and will also bear  interest at the applicable  interest rates.  The amount of any deferred  interest accrued on a mortgage loan during a due period will reduce the amount of interest available to be distributed on the related classes of certificates on the related distribution date.

         If the interest rates on the mortgage loans  decrease prior to an adjustment in the monthly  payment,  a larger portion of the monthly  payment  will be  applied  to the unpaid  principal  balance of the  mortgage  loan,  which may cause the  related  classes of certificates  to amortize more quickly.  Conversely,  if the interest  rates on the mortgage  loans  increase prior to an adjustment in the monthly  payment,  a smaller portion of the monthly payment will be applied to the unpaid  principal  balance of the mortgage loan, which may cause the  related  classes  of  certificates  to  amortize  more  slowly.  If the  unpaid  principal  balance  of a negative amortization  loan exceeds the original  balance of the mortgage loan by more than 10% or 15%, as applicable,  the monthly  payment due on that negative  amortization  loan will be reset without regard to the periodic  payment cap in order to provide for the  outstanding balance of the mortgage  loan to be paid in full at its  maturity.  In addition,  on the fifth  payment  adjustment  date of a mortgage loan and every fifth payment  adjustment  date thereafter and the last payment  adjustment date prior to the mortgage loan's  maturity, the monthly  payment due on that  mortgage  loan will be reset  without  regard to the  related  periodic  payment cap or if the unpaid principal  balance exceeds a percentage of 110% or 115%, as applicable,  of the original  principal  balance due to deferred  interest, the monthly payment due on that mortgage loan will be reset without regard to the related  periodic  payment cap, in each case in order to provide  for the  outstanding  balance of the  mortgage  loan to be paid in full at its  maturity  by the  payment of equal  monthly installments.  These  features may affect the rate at which  principal on these mortgage loans is paid and may create a greater risk of default if the borrowers are unable to pay the monthly payments on the related increased principal balances.

         The amount of  deferred  interest,  if any,  with  respect to the  mortgage  loans for a given month will reduce the amount of interest  collected on these mortgage loans and available to be  distributed  as a distribution  of interest to the related  classes of certificates.  The resulting  reduction in interest  collections on the mortgage loans will be offset, in part or in whole, by applying all payments of principal  received on the mortgage loans to interest  distributions on the  certificates.  For any distribution  date, the net deferred  interest on the mortgage  loans will be allocated to those classes of  certificates  as set forth in this  prospectus supplement  under  "Description  of the  Certificates--Distributions  on the  Certificates."  The  amount of the  reduction  of  accrued interest  distributable to a class of certificates  attributable to net deferred interest will be added to the current principal amount of that  class.  Only the amount by which the  payments  of  principal  received on the  mortgage  loans  exceed the amount of deferred interest on the  mortgage  loans will be  distributed  as principal  to the related  classes of  certificates  in  accordance  with the priorities set forth in this prospectus  supplement under  "Description of the  Certificates--Distributions  on the  Certificates."  The
increase in the current  principal amount of any class of certificates and the slower reduction in the current  principal amount due to the use of all  principal  collected  on the mortgage  loans to offset the deferred  interest  will have the effect of  increasing  the weighted  average  lives of those  certificates  and  increasing  your  exposure to realized  losses on the mortgage  loans.  We cannot predict the extent to which  mortgagors  will prepay their mortgage loans and therefore  cannot predict the extent of the effect of the allocation of net deferred interest on your certificates.

                                                      S-11

         In addition,  as the  principal  balance of a mortgage  loan subject to negative  amortization  will increase by the amount of deferred interest allocated to such loan, the increasing  principal balance of a negative  amortization loan may approach or exceed the value of the related  mortgaged  property,  thus  increasing the  likelihood of defaults as well as the amount of any loss  experienced with respect to any such negative  amortization  that is required to be  liquidated.  Furthermore,  each mortgage loan provides for the payment of any remaining  unamortized  principal  balance thereto (due to the addition of deferred  interest,  if any, to the principal balance of the  mortgage  loan) in a single  payment at the  maturity of such  mortgage  loan.  Because the related  mortgagors  may be required to make a larger single payment upon  maturity,  it is possible that the default risk  associated  with mortgage loans subject to negative amortization is greater than associated with fully amortizing mortgage loans.

         The Offered  Certificates Will Have Limited  Liquidity,  So You May Be Unable to Sell Your Securities or May Be Forced to Sell
Them at a Discount from Their Fair Market Value.

         The  underwriter  intends  to make a  secondary  market in the  offered  certificates,  however  the  underwriter  will not be obligated  to do so.  There can be no  assurance  that a secondary  market for the  offered  certificates  will  develop or, if it does develop,  that it will provide holders of the offered  certificates  with liquidity of investment or that it will continue for the life of the offered  certificates.  As a result, any resale prices that may be available for any offered  certificate in any market that may develop may be at a discount from the initial  offering price or the fair market value thereof.  The offered  certificates  will not be listed on any securities exchange.

         Credit  Enhancement  Is Limited;  The  Failure of Credit  Enhancement  to Cover  Losses on the Trust Fund Assets May Result in
Losses Allocated to the Offered Certificates.

         The subordination of the subordinate  certificates to the senior certificates as described in this prospectus  supplement,  is intended  to enhance  the  likelihood  that  holders  of the  senior  certificates  and,  to a more  limited  extent,  the  subordinate certificates,  will receive regular payments of interest and principal and to provide the holders of the senior  certificates and, to a more limited extent,  the subordinate  certificates  with a higher payment priority,  with protection  against losses realized when the remaining  unpaid principal  balance on a mortgage loan exceeds the amount of proceeds  recovered upon the liquidation of that mortgage loan. In general,  this loss protection is accomplished by allocating the principal  portion of any realized losses,  to the extent not covered by excess spread or any  overcollateralization,  among the certificates,  beginning with the subordinate  certificates with the lowest payment  priority,  until the current principal amount of that subordinate class has been reduced to zero. The principal portion of realized losses are then allocated to the next most junior class of subordinate  certificates,  until the current  principal  amount of each class of  subordinate  certificates  is reduced to zero.  If no  subordinate  certificates  remain  outstanding,  the principal portion of realized  losses on the mortgage loans in a loan group will be allocated to the related senior  certificates in the order of priority  set forth in this  prospectus  supplement  under  "Description  of the  Certificates--Allocation  of  Losses;  Subordination."
Accordingly,  if the aggregate current principal amount of the subordinate  certificates were to be reduced to zero,  delinquencies and defaults on the mortgage loans in a loan group would reduce the amount of funds available for monthly  distributions  to the holders of the related senior certificates.

         The Class II-A-2  Certificates are insured by a certificate  insurance policy issued by Ambac Assurance  Corporation.  None of the other  classes of  certificates  are  entitled to any  benefits of such  policy.  In the absence of payment  under the  certificate insurance policy, the holders of the Class II-A-2 Certificates will directly bear the credit risks associate with their certificates.

         The ratings of the offered  certificates by the rating  agencies may be lowered  following the initial  issuance  thereof as a result of losses on the  related  mortgage  loans in excess of the  levels  contemplated  by the rating  agencies  at the time of their initial  rating  analysis.  None of the  depositor,  the  sponsor,  the trustee nor any of their  respective  affiliates  will have any obligation  to replace or  supplement  any credit  enhancement,  or to take any other  action to  maintain  the  ratings of the offered certificates.  See "Credit Enhancement--Subordinated Securities" in the prospectus.

                                                      S-12

         Developments  in  Specified  Regions  Could  Have  a  Disproportionate  Effect  on the  Mortgage  Loans  due  to  Geographical
Concentrations of Mortgaged Properties.

         Approximately  51.26% of the  mortgage  loans as of the cut-off  date are secured by  properties  in  California.  Property in certain  regions  may be more  susceptible  than  properties  located in other  parts of the  country to certain  types of  uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.  In addition:

o        economic conditions in a specific region with a significant  concentration of properties  underlying the mortgage loans (which may or may not affect real property values) may affect the ability of borrowers to repay their loans on time;

o        declines in a region's  residential  real estate  market may reduce the values of  properties  located in that  region,  which would result in an increase in the loan-to-value ratios; and

o        any  increase in the market value of  properties  located in a particular  region  would reduce the  loan-to-value  ratios and could,  therefore,  make alternative  sources of financing  available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

         Any risks  associated  with mortgage loan  concentration  may affect the yield to maturity of the offered  certificates to the extent losses caused by these risks are not covered by subordination provided by the subordinate certificates.

         A Transfer of Servicing May Result in an Increased Risk of Delinquency and Loss on the Mortgage Loans.

         On or before March 15, 2006,  the primary  servicing for the mortgage  loans was  transferred  to EMC. Any servicing  transfer involves notifying  mortgagors to remit payments to a new servicer,  transferring  physical possession of loan files and records to the new servicer and entering  loan and  mortgagor  data on the  management  information  systems of the new  servicer.  Accordingly,  such transfers could result in misdirected notices,  misapplied  payments,  data input problems and other problems.  In addition,  investors should note that when the servicing of mortgage loans is transferred,  there is generally an increase in delinquencies  associated with such  transfer.  Such  increase in  delinquencies  and  problems  incurred  with the transfer to the new servicer may result in losses, which,  to the extent they are not absorbed by credit  enhancement,  will cause losses or  shortfalls  to be incurred by the holders of the offered  certificates.  In addition,  any higher  default  rate  resulting  from such  transfer  may result in an  acceleration  of prepayments on those mortgage loans.

         The  Underwriting  Standards of Some of the Mortgage  Loans Do Not Conform to the  Standards of Fannie Mae or Freddie Mac, And
May Increase the Risk of Payment Application Errors.

         Some of the  mortgage  loans were  underwritten  generally in  accordance  with  underwriting  standards  which are  primarily intended to provide for single family  "non-conforming"  mortgage loans. A  "non-conforming"  mortgage loan means a mortgage loan which is  ineligible  for  purchase  by  Fannie  Mae or  Freddie  Mac due to  either  credit  characteristics  of the  related  mortgagor  or documentation  standards in connection with the  underwriting  of the related  mortgage loan that do not meet the Fannie Mae or Freddie
Mac underwriting  guidelines for "A" credit mortgagors.  These credit  characteristics  include mortgagors whose  creditworthiness  and repayment  ability do not satisfy  such Fannie Mae or Freddie  Mac  underwriting  guidelines  and  mortgagors  who may have a record of credit  write-offs,  outstanding  judgments,  prior  bankruptcies and other credit items that do not satisfy such Fannie Mae or Freddie
Mac  underwriting  guidelines.  These  documentation  standards  may include  mortgagors  who provide  limited or no  documentation  in connection  with the  underwriting  of the related  mortgage loan.  Accordingly,  mortgage loans  underwritten  under the  originator's non-conforming credit underwriting  standards are likely to experience rates of delinquency,  foreclosure and loss that are higher, and may be substantially  higher, than mortgage loans originated in accordance with the Fannie Mae or Freddie Mac underwriting  guidelines.
Any resulting losses, to the extent not covered by credit enhancement, may affect the yield to maturity of the offered certificates.

                                                      S-13

         Book-Entry Securities May Delay Receipt of Payment and Reports.

         If the trust fund issues  certificates in book-entry  form,  certificateholders  may experience  delays in receipt of payments and/or  reports  since  payments and reports will  initially be made to the  book-entry  depository  or its nominee.  In addition,  the issuance of certificates  in book-entry  form may reduce the liquidity of certificates so issued in the secondary  trading market since some investors may be unwilling to purchase certificates for which they cannot receive physical certificates.

         The Yield to Maturity on the Offered Certificates Will Depend on a Variety of Factors.

         The yield to maturity on the offered certificates will depend, in general, on:

o        the applicable purchase price; and

o        the  rate  and  timing  of  principal  payments  (including  prepayments  and  collections  upon  defaults,  liquidations  and repurchases)  relative to the amount and timing of deferred interest on the related mortgage loans and the allocation thereof to reduce or increase the current  principal  amount of the related  offered  certificates,  as well as other factors.

         The yield to  investors  on the  offered  certificates  will be  adversely  affected  by any  allocation  thereto of  interest shortfalls on the related mortgage loans.

         In general,  if the offered  certificates are purchased at a premium and principal  distributions  occur at a rate faster than anticipated at the time of purchase,  the investor's  actual yield to maturity will be lower than that assumed at the time of purchase.
Conversely,  if the offered  certificates  are  purchased at a discount and  principal  distributions  occur at a rate slower than that anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that originally assumed.

         The proceeds to the depositor from the sale of the offered  certificates  were  determined  based on a number of  assumptions, including a 25% constant rate of  prepayment  each month or CPR,  relative to the then  outstanding  principal  balance of the mortgage loans.  No  representation  is made that the mortgage  loans will prepay at this rate or at any other rate or that the  mortgage  loans will prepay at the same rate.  The yield  assumptions  for the offered  certificates  will vary as determined at the time of sale.  See
"Yield and Prepayment Considerations" in this prospectus supplement.

         The rate and timing of distributions  allocable to principal on the offered  certificates will depend, in general, on the rate and timing of principal payments  (including  prepayments,  collections upon defaults,  liquidations and repurchases and the allocation of deferred  interest) on the related mortgage loans and the allocation  thereof to pay principal on these  certificates as provided in this prospectus  supplement.  As is the case with mortgage pass-through  certificates  generally,  the offered certificates are subject to  substantial  inherent  cash-flow  uncertainties  because the mortgage  loans may be prepaid at any time.  However,  with respect to approximately  83.74% of the mortgage  loans,  a prepayment  within one year to five years of its  origination  may subject the related mortgagor to a prepayment  charge,  which may act as a deterrent to  prepayment  of the  mortgage  loan during the  applicable  period.
However,  under  certain  circumstances,  the  prepayment  charge may be waived by the  servicer.  There can be no  assurance  that any prepayment  charges will have any effect on the prepayment  performance of the mortgage loans.  See "Description of the Mortgage Loans"
in this prospectus supplement.

         The sponsor  may,  from time to time,  implement  programs  designed to  encourage  refinancing.  These  programs may include, without limitation,  modifications of existing loans,  general or targeted  solicitations,  the offering of pre-approved  applications, reduced origination fees or closing costs or other financial incentives.  Targeted  solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property.  In addition,  the sponsor may encourage assumptions of mortgage loans,  including  defaulted  mortgage loans, under which  creditworthy  borrowers assume the outstanding  indebtedness of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool underlying any trust,  the rate of principal  prepayments of the mortgage loans in the mortgage pool may be higher than would otherwise be the case and in some cases,  the average  credit or  collateral  quality of the mortgage  loans  remaining in the mortgage  pool may decline.

                                                      S-14

         Generally,  when prevailing interest rates are increasing,  prepayment rates on mortgage loans tend to decrease. A decrease in the  prepayment  rates on the  mortgage  loans  will  result in a reduced  rate of return of  principal  to  investors  in the  offered certificates at a time when reinvestment at higher prevailing rates would be desirable.

         Conversely,  when prevailing  interest rates are declining,  prepayment rates on mortgage loans tend to increase.  An increase in the  prepayment  rates on the  mortgage  loans will result in a greater  rate of return of  principal  to  investors  in the offered certificates at time when reinvestment at comparable yields may not be possible.

         During at least the first three years after the closing date,  the entire amount of payments of principal  with respect to the mortgage loans will be allocated to the related senior  certificates,  as described herein,  unless the current principal amount of the senior  certificates  has been reduced to zero. This will accelerate the  amortization  of the senior  certificates,  in the absence of losses in respect of the mortgage  loans,  increasing  the  percentage  interest in the  principal  balance of the  mortgage  loans the subordinate certificates evidence.

         For  further  information  regarding  the  effect of  principal  prepayments  on the  weighted  average  lives of the  offered certificates, see "Yield and Prepayment Considerations" herein.

         The Subordinate Certificates Have a Greater Risk of Loss than the Senior Certificates.

         When certain classes of  certificates  provide credit  enhancement for other classes of certificates it is sometimes  referred to as  "subordination."  For  purposes  of this  prospectus  supplement,  subordination  with  respect to the offered  certificates  or
"subordinated classes" generally means:

o        with  respect  to each of the Class  I-A,  the Class  II-A-2,  the Class  III-A-2,  the  Class  III-A-3  and the Class  IV-A-3
         Certificates:  the Class B Certificates;

o        with respect to the Class II-A-1 Certificates: the Class II-A-2 Certificates and the Class B Certificates;

o        with respect to the Class III-A-1 Certificates: the Class III-A-2 Certificates and the Class B Certificates;

o        with respect to the Class IV-A-1 Certificates: the Class IV-A-2 Certificates, Class IV-A-3 and the Class B Certificates;

o        with respect to the Class IV-A-2 Certificates: the Class IV-A-3 Certificates and the Class B Certificates;

o        with  respect to the Class B-1  Certificates:  the Class B-2,  the Class B-3,  the Class B-4, the Class B-5, the Class B-6 and
         the Class B-7 Certificates;

o        with  respect to the Class B-2  Certificates:  the Class B-3,  the Class B-4,  the Class B-5,  the Class B-6 and the Class B-7
         Certificates;

o        with respect to the Class B-3 Certificates: the Class B-4, the Class B-5, the Class B-6 and the Class B-7 Certificates;

o        with respect to the Class B-4 Certificates: the Class B-5, the Class B-6 Certificates and the Class B-7 Certificates;

o        with respect to the Class B-5 Certificates:  the Class B-6 and the Class B-7 Certificates; and

                                                      S-15

o        with respect to the Class B-6 Certificates: the Class B-7 Certificates.

         Credit  enhancement  for the  senior  certificates  will be  provided,  first,  by the  right  of the  holders  of the  senior certificates to receive certain  payments of interest and principal prior to the subordinated  classes and,  second,  by the allocation of realized losses to the  subordinated  classes before  allocation to the senior  certificates.  This form of credit  enhancement uses collections on the mortgage loans  otherwise  payable to the holders of the  subordinate  classes to pay amounts due on the more senior classes.  Such  collections are the sole source of funds from which such credit  enhancement is provided.  Realized losses in excess of any available excess spread and any current  overcollateralization  are allocated to the subordinate  certificates,  beginning with the
Class B Certificates  with the highest numerical  designation,  until the current principal amount of the Class B Certificates has been reduced  to zero.  Accordingly,  if the  aggregate  current  principal  amount of a  subordinated  class  were to be  reduced  to zero, delinquencies  and defaults on the mortgage loans would reduce the amount of funds  available for monthly  distributions  to holders of the remaining  subordinated  class or classes of certificates  and, if the aggregate  current  principal amount of all the subordinated classes were to be reduced to zero,  delinquencies  and  defaults on the  mortgage  loans in each loan group would reduce the amount of funds  available  for monthly  distributions  to holders of the related  senior  certificates.  You should fully  consider the risks of investing in a  subordinate  certificate,  including  the risk that you may not fully  recover your initial  investment  as a result of realized losses.  See "Description of the Certificates" in this prospectus supplement.

         The weighted  average  lives of, and the yields to maturity on, the Class B-1,  Class B-2,  Class B-3,  Class B-4,  Class B-5,
Class B-6 and Class B-7  Certificates  will be  progressively  more  sensitive,  in that  order,  to the rate and  timing of  mortgagor defaults and the  severity of ensuing  losses on the mortgage  loans.  If the actual rate and severity of losses on the mortgage  loans is higher than those assumed by an investor in such  certificates,  the actual yield to maturity of such certificates may be lower than the yield  anticipated  by such  holder  based on such  assumption.  The timing of losses on the  mortgage  loans  will also  affect an investor's  actual  yield to maturity,  even if the rate of defaults  and  severity of losses over the life of the  mortgage  loans are consistent with an investor's  expectations.  In general,  the earlier a loss occurs,  the greater the effect on an investor's yield to maturity.  Realized  losses  on  the  mortgage  loans,  to the  extent  they  exceed  the  amount  of  overcollateralization  following distributions of principal on the related  distribution  date, will reduce the current  principal  amounts of the Class B-7, Class B-6,
Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1  Certificates,  in that order. As a result of such  reductions,  less interest will accrue on such class of  subordinate  certificates  than would  otherwise  be the case.  Once a realized  loss is  allocated  to a subordinate  certificate,  no interest  will be  distributable  with respect to such written  down amount.  However,  the amount of any realized losses allocated to the subordinate  certificates may be reimbursed to the holders of the subordinate  certificates  according to the priorities set forth under "Description of the Certificates--Distributions on the Certificates" in this prospectus supplement.

         Unless the current principal amounts of the senior  certificates have been reduced to zero, the subordinate  certificates will not be entitled to any  principal  distributions  until at least the  distribution  date  occurring in May 2009 or during any period in which  delinquencies or losses on the mortgage loans exceed certain levels.  As a result,  the weighted average life of the subordinate certificates  will be  longer  than  would  otherwise  be the case if  distributions  of  principal  were  allocated  among  all of the certificates at the same time. As a result of the longer weighted  average lives of the subordinate  certificates,  the holders of such certificates have a greater risk of suffering a loss on their  investments.  Furthermore,  because such certificates  might not receive any principal if certain  delinquency levels occur, it is possible for such certificates to receive no principal  distributions even if no losses have occurred on the mortgage pool.

         In  addition,  the  multiple  class  structure  of the  subordinate  certificates  causes  the  yield  of such  classes  to be particularly  sensitive to changes in the rates of prepayment of the mortgage loans.  Because  distributions  of principal will be made to the  holders  of such  certificates  according  to the  priorities  described  herein,  the yield to  maturity  on such  classes  of certificates  will be sensitive to the rates of prepayment on the mortgage loans  experienced both before and after the commencement of principal  distributions  on such classes.  The yield to maturity on such classes of certificates  will also be extremely  sensitive to
losses  due  to  defaults  on  the  mortgage  loans  and  the  timing   thereof,   to  the  extent  such  losses  are  not  covered  by
overcollateralization,  excess spread, or a class of subordinate  certificates with a lower payment priority.  Furthermore,  the timing of receipt of  principal  and interest by the  subordinate  certificates  may be  adversely  affected by losses even if such classes of certificates do not ultimately bear such loss.

                                                      S-16

         Excess Spread May be Inadequate to Cover Losses and/or to Build Overcollateralization.

         The mortgage loans are expected to generate more interest than is needed to pay interest on the offered  certificates  because we expect the weighted  average net interest rate on the mortgage  loans to be higher than the weighted  average  pass-through  rate on the offered  certificates.  If the mortgage  loans  generate more interest than is needed to pay interest on the offered  certificates, trust fund expenses and, on or after the  distribution  date occurring in April 2016, any amounts paid into the final maturity  reserve account,  such "excess spread" will be used to make additional  principal payments on the offered  certificates,  which will reduce the total  principal  balance  of such  certificates  below the  aggregate  principal  balance  of the  mortgage  loans,  thereby  creating
"overcollateralization."  Overcollateralization  is intended to provide  limited  protection  to  certificateholders  by absorbing  the certificate's  share of losses  from  liquidated  mortgage  loans.  However,  we cannot  assure you that enough  excess  spread will be generated  on the  mortgage  loans to  establish  or maintain  the  required  level of  overcollateralization.  On the closing date the required level of  overcollateralization  is expected to be met. If the protection afforded by  overcollateralization  is insufficient, then an investor could experience a loss on your investment.

         The excess spread available on any distribution date will be affected by the actual amount of interest  received,  advanced or recovered in respect of the  mortgage  loans  during the  preceding  month.  Such amount may be  influenced  by changes in the weighted average of the mortgage rates resulting from prepayments, defaults and liquidations of the mortgage loans.

         If at any time the  amount  of  overcollateralization  is at a level  below  the  required  level,  the  overcollateralization provisions are intended to result in an accelerated  rate of principal  distributions  to holders of the classes of  certificates  then entitled to  distributions of principal.  An earlier return of principal to the holders of the offered  certificates as a result of the overcollateralization  provisions  will  influence  the yield on the these  certificates  in a manner  similar  to the  manner in which principal prepayments on the mortgage loans will influence the yield on the offered certificates.

         The Net Rate Cap May Reduce the Yields on the Class A Class B Certificates.

         The pass-through  rates on the offered  certificates  (other than the Class X Certificates) are each subject to a net rate cap equal to,  approximately,  the weighted  average of the net mortgage  rates on the related  mortgage loans (less,  if  applicable,  the related Coupon Strip Rate,  and with respect to the Class II-A-2  Certificates,  as adjusted for the applicable  portion of the premium rate, and with respect to the Class IV-A-1 Certificates and the Class IV-A-2  Certificates,  as further reduced by 1.000% per annum) as more  fully  described  in this  prospectus  supplement.  If on any  distribution  date the  pass-through  rate for a class of  offered certificates  is limited to the related net rate cap,  the holders of the  applicable  certificates  will  receive a smaller  amount of interest than they would have received on that  distribution  date had the  pass-through  rate for that class not been calculated based on the related net rate cap. The holders of those  certificates will not be entitled to recover any resulting  shortfall in interest on that  distribution  date or on any other  distribution  date except to the extent of excess  cashflow  available for that  purpose.  If mortgage  loans with  relatively  higher  mortgage  rates  prepay or  default,  the net rate cap would  result in lower  interest  than otherwise would be the case.

         The Class A Certificates  and Class B Certificates  May Not Always Receive  Interest Based on One-Month  LIBOR or One-Year MTA
Plus the Related Margin.

         The Class I-A, Class II-A-1, Class II-A-2, Class III-A-1,  Class III-A-2,  Class III-A-3, Class IV-A-1, Class IV-A-2 and Class
B Certificates  will receive  interest at a pass-through  rate equal to the least of (i) one-month LIBOR plus the related margin,  (ii)
10.50% per annum and (iii) the  applicable net rate cap (less,  if  applicable,  the related Coupon Strip Rate, and with respect to the
Class  II-A-2  Certificates,  as  adjusted  for the  applicable  portion of the  premium  rate,  and with  respect to the Class  IV-A-1
Certificates and the Class IV-A-2  Certificates,  as further reduced by 1.000% per annum).  The Class IV-A-3  Certificates will receive interest at a  pass-through  rate equal to the lesser of (i) one-year MTA plus the related  margin and (ii) the applicable net rate cap
(less,  if applicable,  the related Coupon Strip Rate).  For any class of these  certificates,  the prepayment of the related  mortgage loans with relatively  higher  pass-through  rates may cause the related net rate cap to be lower than one-month LIBOR or one-year MTA, as applicable,  plus the related margin, in which case the pass-through  rate for these  certificates will be more likely to be limited to the related net rate cap.

                                                      S-17

         If on any  distribution  date the  pass-through  rate for any class of the  certificates is limited by the applicable net rate cap, a carryover  shortfall amount,  equal to the difference between (i)(a) interest that would have accrued at the lesser of one-month
LIBOR plus the related margin and 10.50% per annum or (b) in the case of the Class IV-A-3  Certificates only,  interest that would have accrued at the lesser of One-Year MTA plus the related  margin and (ii) interest  accrued on that class of  certificates  as limited by the related net rate cap, will be payable to such  certificates,  to the extent of available funds on that  distribution date or future distribution  dates,  provided that any carryover shortfall amount will be reduced by the amount of net deferred interest that is added to the current  principal  amount of that class of  certificates.  However,  any such  carryover  shortfall  amount will be paid on any distribution  date  only to the  extent  that  there  is  excess  cashflow.  Such  shortfall  amounts  allocated  to the  Class  II-A-2
Certificates  will not be covered by the  certificate  insurance  policy  issued by Ambac  Assurance  Corporation.  Accordingly,  these carryover  shortfall  amounts may remain unpaid on the date of any optional  termination of the trust or the final  distribution  date.
The holders of the  certificates  will be subject to the risk that interest  distributable  to those classes will be limited by the net
rate cap.   See "Description of the Certificates--Distributions on the Certificates" in this prospectus supplement.

         Specific Considerations for the Class X Certificates.

         Interest  accruing  on the Class IV-X  Certificates  will be based on a fixed rate of 1.000% per annum and a notional  balance equal to the aggregate current principal amount of the Class IV-A-1 Certificates and the Class IV-A-2  Certificates,  calculated on the basis of a year of 360 days with twelve 30 day months.  Prepayments on mortgage loans with  relatively  higher  pass-through  rates may cause the weighted  average net rates of the related  mortgage loans to be lower,  which could reduce the amount of interest accrued on the Class X  Certificates.  In  addition,  any  increase  in LIBOR or MTA is likely to reduce  the  amount of  interest  accrued on the related Class X Certificates  because the increase in LIBOR or MTA will increase the pass-through  rates for the applicable Class A and
Class B Certificates.  See "Description of the Certificates--Distributions on the Certificates" in this prospectus supplement.

         The Securities Are Not Suitable Investments for All Investors.

         The  certificates  are  complex  investments  that are not  appropriate  for all  investors.  The  interaction  of the factors described above is difficult to analyze and may change from time to time while the certificates  are  outstanding.  It is impossible to predict with any  certainty  the amount or timing of  distributions  on the  certificates  or the likely return on an investment in any such  securities.  As a result,  only  sophisticated  investors  with the  resources to analyze the  potential  risks and rewards of an investment in the certificates should consider such an investment.

         Statutory and Judicial  Limitations on Foreclosure  Procedures May Delay Recovery in Respect of the Mortgaged Property and, in
Some  Instances,  Limit the Amount that May Be  Recovered by the  Foreclosing  Lender,  Resulting in Losses on the Mortgage  Loans That
Might be Allocated to the Offered Certificates.

         Foreclosure  procedures may vary from state to state.  Two primary  methods of foreclosing a mortgage  instrument are judicial foreclosure,  involving  court  proceedings,  and  non-judicial  foreclosure  pursuant  to a power  of  sale  granted  in the  mortgage instrument.  A  foreclosure  action is  subject  to most of the  delays  and  expenses  of other  lawsuits  if  defenses  are raised or counterclaims are asserted.  Delays may also result from difficulties in locating necessary defendants.  Non-judicial  foreclosures may be subject to delays  resulting  from state laws  mandating  the recording of notice of default and notice of sale and, in some states, notice to any party  having an  interest of record in the real  property,  including  junior  lienholders.  Some  states  have  adopted
"anti-deficiency"  statutes  that limit the  ability of a lender to collect the full  amount  owed on a loan if the  property  sells at foreclosure  for less than the full amount owed.  In addition,  United  States  courts have  traditionally  imposed  general  equitable principles to limit the remedies  available to lenders in foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these statutes and judicial  principles may be to delay and/or reduce  distributions in respect of the offered  certificates.
See "Legal Aspects of the Loans" in the prospectus.

                                                      S-18

         The Value of the Mortgage Loans May Be Affected By, Among Other Things,  a Decline in Real Estate Values,  Which May Result in
Losses on the Offered Certificates.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their levels on the dates of origination of the related  mortgage loans. If the residential  real estate market should  experience an overall decline in property values so that the  outstanding  balances of the mortgage  loans,  and any  secondary  financing on the  mortgaged  properties,  in the mortgage pool become equal to or greater than the value of the mortgaged  properties,  the actual rates of delinquencies,  foreclosures and losses could be higher than those now generally  experienced in the mortgage lending industry.  In some areas of the United States, real estate values have risen at a greater rate in recent years than in the past. In  particular,  mortgage  loans with high  principal balances or high  loan-to-value  ratios will be affected by any decline in real estate  values.  Real estate  values in any area of the country may be affected by several factors,  including population trends,  mortgage interest rates, and the economic well-being of that area.  Any  decrease  in the value of the  mortgage  loans may  result in the  allocation  of losses  which are not  covered  by credit enhancement to the offered certificates.

         The Ratings on the Offered  Certificates  are Not a  Recommendation  to Buy,  Sell or Hold the  Offered  Certificates  and are
Subject to Withdrawal at any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates.

         It is a  condition  to the  issuance  of the  offered  certificates  that each class of offered  certificates  be rated in the categories  shown  on page  S-2 of  this  prospectus  supplement.  A  security  rating  is not a  recommendation  to buy,  sell or hold securities  and may be subject to revision or withdrawal at any time. In general,  ratings  address  credit risk and do not address the likelihood of  prepayments or basis risk  shortfalls.  No person is obligated to maintain the rating on any offered  certificate,  and, accordingly,  there can be no  assurance  that the  ratings  assigned  to any  offered  certificate  on the date on which  the  offered certificates are initially  issued will not be lowered or withdrawn by a rating agency at any time thereafter.  In the event any rating is revised or  withdrawn,  the  liquidity or the market  value of the related  offered  certificates  may be  adversely  affected.  See
"Ratings" in this prospectus supplement and "Ratings" in the prospectus.

         The  Mortgage  Loans May Have  Limited  Recourse to the  Related  Borrower,  Which May Result in Losses with  Respect to These
Mortgage Loans.

         Some or all of the mortgage  loans  included in the trust fund will be  non-recourse  loans or loans for which recourse may be restricted or  unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor  default will be limited to the specific real property and other assets,  if any, that were pledged to secure the mortgage  loan.  However,  even with respect to those mortgage loans that provide for recourse  against the mortgagor and its assets  generally,  there can be no assurance  that  enforcement  of the recourse  provisions will be practicable,  or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse may affect the yield to maturity of the offered  certificates  to the extent  losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates.

         The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

         To the extent that the servicer or the trustee (in its capacity as successor  servicer) for a mortgage loan acquires  title to any related  mortgaged  property on behalf of the trust,  which is  contaminated  with or affected  by  hazardous  wastes or  hazardous substances,  these mortgage loans may incur additional losses. See "Servicing of  Loans--Realization  Upon or Sale of Defaulted Mortgage
Loans" and "Legal Aspects of Mortgage  Loans--Environmental  Legislation" in the  prospectus.  To the extent these  environmental  risks result in losses on the  mortgage  loans,  the yield to  maturity  of the  offered  certificates,  to the extent not  covered by credit enhancement, may be affected.

                                                      S-19

         Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable  state and local laws generally  regulate  interest  rates and other  charges,  require  specific  disclosure,  and require licensing of the originator.  In addition,  other state and local laws, public policy and general principles of equity relating to the protection of consumers,  unfair and deceptive practices and debt collection  practices may apply to the origination,  servicing and collection of the mortgage loans.  The mortgage loans are also subject to various federal laws.

         Depending on the  provisions of the  applicable law and the specific  facts and  circumstances  involved,  violations of these federal or state  laws,  policies  and  principles  may limit the ability of the trust to collect  all or part of the  principal  of or interest on the mortgage loans,  may entitle the borrower to a refund of amounts  previously  paid and, in addition,  could subject the trust to damages and administrative enforcement. See "Legal Aspects of  the Loans" in the prospectus.

         Under the  anti-predatory  lending laws of some  states,  the  borrower is required to meet a net  tangible  benefits  test in connection  with the  origination of the related  mortgage loan. This test may be highly  subjective and open to  interpretation.  As a result,  a court may determine  that a mortgage loan does not meet the test even if the  originator  reasonably  believed that the test was satisfied at the time of origination.  Any  determination by a court that the mortgage loan does not meet the test will result in a violation of the state  anti-predatory  lending law, in which case the sponsor will be required to purchase that mortgage loan from the trust.

         On the closing  date,  the sponsor will  represent  that each  mortgage  loan at the time it was made complied in all material respects with all applicable laws and regulations,  including,  without  limitation,  usury, equal credit  opportunity,  disclosure and recording  laws and all predatory  lending laws; and each mortgage loan has been serviced in all material  respects in accordance  with all applicable laws and regulations,  including,  without limitation,  usury, equal credit  opportunity,  disclosure and recording laws and all predatory  lending laws and the terms of the related  mortgage note, the mortgage and other loan  documents.  In the event of a breach of this  representation,  the sponsor will be obligated to cure the breach or repurchase  or replace the affected  mortgage loan in the manner described in the prospectus.

         The Return on the Offered  Certificates  Could be Reduced by Shortfalls Due to The  Application of the  Servicemembers'  Civil
Relief Act and Similar State Laws.

         The  Servicemembers'  Civil Relief Act,  formerly  known as the Soldiers' and Sailors' Civil Relief Act of 1940, or the Relief
Act, and similar  state or local laws provide  relief to  mortgagors  who enter active  military  service and to  mortgagors in reserve status who are called to active  military  service  after the  origination  of their  mortgage  loans.  The military  operations by the
United  States in Iraq and  Afghanistan  has caused an  increase in the number of citizens in active  military  duty,  including  those citizens  previously  in reserve  status.  Under the Relief Act the interest  rate  applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage  stated in the related mortgage note to 6.00%.  This interest rate reduction and any reduction  provided under similar state or local laws will result in an interest  shortfall because the servicer  will not be able to collect the amount of interest  which  otherwise  would be payable with respect to such  mortgage loan if the Relief Act or similar state law was not  applicable  thereto.  This shortfall will not be paid by the mortgagor on future due dates or advanced by the servicer and, therefore,  will reduce the amount available to pay interest to the  certificateholders  on subsequent distribution  dates.  We do not know how many mortgage  loans in the mortgage pool have been or may be affected by the  application  of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations that would impair the ability of the servicer to foreclose on an affected  single  family loan during the  mortgagor's  period of active duty  status,  and,  under some  circumstances, during an additional  three month period  thereafter.  Thus,  in the event that the Relief Act or similar  legislation  or  regulations applies to any mortgage  loan which goes into  default,  there may be delays in payment and losses on the  certificates  in  connection therewith.  Any other  interest  shortfalls,  deferrals  or  forgiveness  of payments on the  mortgage  loans  resulting  from  similar legislation  or  regulations  may result in delays in  payments  or losses to  holders of the  offered  certificates.  The  certificate insurance  policy issued by Ambac Assurance  Corporation will not cover any interest  shortfalls on the Class II-A-2  Certificates as a result of the application of the Relief Act or similar state laws.

                                                      S-20

                                                            DESCRIPTION OF THE MORTGAGE LOANS

General

         References  to  percentages  of the  mortgage  loans unless  otherwise  noted are  calculated  based on the  aggregate  unpaid principal balance of the mortgage loans as of the Cut-off Date.

         All of the  mortgage  loans will be acquired by the  Depositor  on the date of issuance of the Offered  Certificates  from the
Sponsor,  an affiliate of the Depositor and the  underwriter,  pursuant to the Mortgage Loan Purchase  Agreement.  The Sponsor acquired the  mortgage  loans  directly in privately  negotiated  transactions.  See  "Mortgage  Loan  Origination--General"  in this  prospectus supplement.

         We have provided below and in Schedule A to this prospectus  supplement  information with respect to the conventional mortgage loans that we expect to include in the pool of mortgage  loans in the trust fund as of the Closing  Date.  Prior to the closing date of
April 28, 2006, we may remove  mortgage loans from the mortgage pool and we may substitute  other mortgage loans for the mortgage loans we remove.  The  Depositor  believes  that the  information  set forth in this  prospectus  supplement  will be  representative  of the characteristics  of the  mortgage  pool as it will be  constituted  at the time the  Certificates  are  issued,  although  the range of mortgage  rates and  maturities and other  characteristics  of the mortgage  loans may vary. The actual  mortgage loans included in the trust fund as of the Closing Date may vary from the mortgage  loans as described in this  prospectus  supplement by up to plus or minus
5% as to any material  characteristics  described herein. If, as of the Closing Date, any material pool characteristic differs by 5% or more from the description in this  prospectus  supplement,  revised  disclosure will be provided either in a supplement or in a Current
Report on Form 8-K.

         The mortgage  pool will  consist of  approximately  6,321 first lien  adjustable-rate  negative  amortization  mortgage  loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the
Cut-off Date of  approximately  $1,918,729,642.  The mortgage  loans  generally  have original terms to maturity of not greater than 30 years, provided, however, approximately 33.30% of the mortgage loans have original terms to maturity of not greater than 40 years.

         The mortgage  pool has been divided into four primary loan groups,  designated  as Loan Group I, Loan Group II, Loan Group III and Loan Group IV. The  mortgage  loans in Loan Group I, Loan Group II, Loan Group III and Loan Group IV are  referred to herein as the group I mortgage  loans,  the group II mortgage  loans,  the group III mortgage  loans and the group IV mortgage  loans,  respectively.
Loan Group I, Loan Group II, Loan Group III and Loan Group IV are each referred to herein as a Loan Group.

         Loan  Group I will  consist  of 295 first  lien  adjustable-rate  negative  amortization  mortgage  loans  secured  by one- to four-family  residences  and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately $88,281,555.

         Loan Group II will  consist of 3,248  first lien  adjustable-rate  negative  amortization  mortgage  loans  secured by one- to four-family  residences  and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately $848,659,835.

         Loan  Group III will  consist  of 838 first lien  adjustable-rate  negative  amortization  mortgage  loans  secured by one- to four-family  residences  and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately $407,519,640.

         Loan Group IV will  consist of 1,940  first lien  adjustable-rate  negative  amortization  mortgage  loans  secured by one- to four-family  residences  and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately $574,268,613.

         The mortgage  loans will be selected for  inclusion in the mortgage  pool based on rating  agency  criteria,  compliance  with representations and warranties,  and conformity to criteria relating to the  characterization of securities for tax, ERISA, SMMEA, Form
S-3 eligibility and other legal purposes.

                                                      S-21

         The  mortgage  loans are being  serviced as  described  below under "The  Servicer--EMC"  in this  prospectus  supplement.  The mortgage loans were  originated  generally in accordance  with the guidelines  described  under  "Mortgage Loan  Origination--GreenPoint
Underwriting Guidelines" in this prospectus supplement.

         All of the mortgage loans have  scheduled  monthly  payments due on the Due Date.  Each mortgage loan will contain a customary
"due-on-sale" clause.

         Any  mortgage  loan may be  prepaid  in full or in part at any time.  However,  certain  of the  mortgage  loans  provided  at origination for the payment by the borrower of a prepayment charge on voluntary  prepayments  typically made up to the first five years from the date of execution of the related  mortgage note. The holders of the Class XP  Certificates  will be entitled to the prepayment charges  received  on the  mortgage  loans.  No  prepayment  charges  will be  available  for  distribution  on the  other  classes  of
Certificates.  There can be no  assurance  that the  prepayment  charges  will have any  effect on the  prepayment  performance  of the mortgage loans.

         All of the mortgage loans are  adjustable  rate mortgage  loans.  After an initial  fixed-rate  period of generally up to four months,  the interest rate borne by each mortgage loan will be adjusted monthly based on One-Year MTA or One-Month  LIBOR,  referred to in this  prospectus  supplement as the Indices as described  below,  computed in accordance  with the related note, plus (or minus) the related gross margin and  generally  subject to rounding and to certain  other  limitations.  The mortgage  loans  generally  contain a maximum lifetime  mortgage rate and in certain cases contain a minimum lifetime  mortgage rate as well. As of the Cut-off Date, none of the mortgage loans are in their initial fixed rate period.

Billing and Payment Procedures

         The  mortgage  loans  require  monthly  payments to be made no later than the 1st day of each month,  with a fifteen  (15) day grace  period.  The Servicer  sends monthly  billing  statements  to borrowers  that are  automatically  generated  after  payments are received.  If no payment is received by the day that the late charge is  assessed,  a billing  statement  is  automatically  generated.
Borrowers may elect for monthly  payments to be deducted  automatically  from deposit  accounts and may make payments by various means, including online transfers and phone payments, although an additional fee may be charged for these payment methods.

Prepayment Charges on the Mortgage Loans

         Approximately  88.90% of the group I  mortgage  loans,  approximately  78.57% of the group II  mortgage  loans,  approximately
70.50% of the group III  mortgage  loans and all of the group IV mortgage  loans  provide for payment by the  mortgagor of a prepayment charge in connection  with some  prepayments.  The amount of the  prepayment  charge is as provided in the related  mortgage  note, and the prepayment  charge will generally apply if, in any twelve-month  period during the first year, first three years or other period as provided in the related  mortgage note from the date of origination of the mortgage  loan,  the mortgagor  prepays an aggregate  amount exceeding 20% of the original  principal  balance of the mortgage  loan or another  amount  permitted by applicable  law. The amount of the prepayment  charge will, for the majority of the mortgage loans, be equal to 6 months' advance interest  calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original  principal  balance of the mortgage  loan,  but it may be a lesser or greater  amount as provided in the related  mortgage  note. A prepayment  charge may not apply with respect to a sale of the related mortgaged property, and in some circumstances, such as illegality, may be unenforceable.

         Generally,  the Servicer shall not waive any prepayment charge unless: (i) the enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other  similar laws  relating to  creditors'  rights  generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal  agency has  threatened  legal  action if the  prepayment  penalty is enforced,  (iii) the mortgage debt has been  accelerated  in connection  with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing similar mortgage loans and relates to a default or a reasonably  foreseeable  default and would,  in the  reasonable  judgment of the  Servicer,  maximize  recovery  of total  proceeds  taking  into  account the value of such prepayment  charge and the related  mortgage loan.  Accordingly,  there can be no assurance  that the prepayment  charges will have any effect on the prepayment performance of the mortgage loans.

                                                      S-22

         Certain  prepayment  charges  are  classified  as "hard"  prepayment  charges,  meaning  that the  mortgagor  has to cover the prepayment  charge  regardless of the reason for  prepayment,  while others are classified as "soft," meaning that the mortgagor has to cover the prepayment  charge unless the mortgagor has conveyed the related  mortgaged  property to a third-party.  The sponsor does not have information with respect to the percentage of each type of prepayment charge included in the pool of mortgage loans.

Negative Amortization

         All of the mortgage  loans have a negative  amortization  feature,  under which accrued  interest may be deferred and added to the principal  balance of the mortgage  loan.  Negative  amortization  results from the fact that while the interest rate on a negative amortization  loan adjusts  monthly,  the amount of the monthly  payment  adjusts  only on an annual  basis.  In addition,  the monthly payment may not fully amortize the principal balance of the loan on an annual adjustment date if a payment cap applies.

         In any given month, the mortgage loan may be subject to:

(1)      reduced  amortization  if the monthly  payment is sufficient to pay current  accrued  interest at the mortgage rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule;

(2)      negative  amortization,  if current accrued  interest is greater than the monthly  payment,  which would result in the accrued interest not currently paid being treated as Deferred Interest; or

(3)      accelerated  amortization  if the monthly payment is greater than the amount  necessary to pay Current  Interest and to reduce principal in accordance with a fully amortizing schedule.

         Deferred  Interest  may result in a final lump sum payment at maturity  significantly  greater  than the monthly  payment that would otherwise be payable.

         The total amount of Deferred  Interest  that may be added is limited by a provision  in the  mortgage  note to the effect that the  principal  amount of the mortgage loan may not exceed a percentage  or periodic  cap,  times the  principal  amount of the loan at origination.  On each annual payment  adjustment  date, the minimum  monthly  payment will be reset to fully amortize the mortgage loan over the  remaining  term to  maturity  subject to the  conditions  that (i) the amount of the  monthly  payment  will not  increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment,  (ii) as of the fifth  anniversary of the first Due Date and on every  fifth  anniversary  thereafter,  the  monthly  payment  will be reset  without  regard  to the  limitation described  in clause (i) above,  and (iii) if the unpaid  principal  balance  exceeds  110% or 115%,  as  applicable,  of the  original principal  balance due to Deferred  Interest,  the monthly  payment will be reset on such payment date without regard to the limitation described in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

         At the time of any annual  payment  adjustment  where the monthly  payment  increase would be limited by the periodic cap, the mortgagor will be given the option to have the monthly payment adjusted to a fully amortizing level.

Indices on the Mortgage Loans

         One-Month  LIBOR.  The interest rate on Loan Group I will adjust monthly based on One-Month  LIBOR.  One-Month LIBOR will be a per annum rate equal to the average of interbank  offered rates for  one-month  U.S.  dollar-denominated  deposits in the London market based on quotations of major banks as published in The Wall Street  Journal and are most  recently  available as of the time  specified in the related mortgage note.

         The  following  levels of  One-Month  LIBOR do not  purport to be  representative  of future  levels of  One-Month  LIBOR.  No assurance  can be given as to the level of One- Month  LIBOR on any  adjustment  date or during the life of any  mortgage  loan with an
Index of One- Month LIBOR.

                                                      S-23

                                                          One-Month LIBOR
Date                            2001          2002         2003          2004        2005       2006
January 1                       6.57%         1.88%        1.38%        1.12%        2.42%      4.40%
February 1                      5.62          1.83         1.34          1.10        2.59       4.57
March 1                         5.29          1.88         1.33          1.10        2.69       4.64
April 1                         5.08          1.88         1.31          1.09        2.86
May 1                           4.44          1.84         1.32          1.10        3.08
June 1                          4.06          1.84         1.32          1.11        3.11
July 1                          3.84          1.84         1.12          1.36        3.34
August 1                        3.76          1.82         1.10          1.49        3.51
September 1                     3.58          1.82         1.12          1.65        3.69
October 1                       2.64          1.82         1.12          1.84        3.86
November 1                      2.32          1.74         1.12          1.99        4.09
December 1                      2.15          1.38         1.12          2.28        4.30

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         One-Year  MTA.  The  interest  rate on Loan Group II, Loan Group III and Loan Group IV will adjust  monthly  based on One-Year
MTA.  One-Year  MTA will be a per  annum  rate  equal to the  twelve-month  moving  average  monthly  yield on United  States  Treasury
Securities  adjusted to a constant  maturity of one year as published by the Federal Reserve Board in the Federal  Reserve  Statistical
Release  "Selected  Interest Rates (H.15),"  determined by averaging the monthly yields for the most recently  available twelve months.
The index figure used for each interest rate adjustment  date will be the most recent index figure  available as of fifteen days before that date.

         The following  levels of One-Year MTA do not purport to be  representative  of future levels of One-Year MTA. No assurance can be given as to the level of One-Year MTA on any adjustment date or during the life of any mortgage loan with an Index of One-Year MTA.

                                                           One-Year MTA
Date                            2001          2002         2003          2004        2005       2006
January 1                       5.999%       3.260%        1.935%       1.234%       2.022%     3.751%
February 1                      5.871        3.056         1.858        1.229        2.171      3.888
March 1                         5.711        2.912         1.747        1.225        2.347      4.011
April 1                         5.530        2.786         1.646        1.238        2.504
May 1                           5.318        2.668         1.548        1.288        2.633
June 1                          5.102        2.553         1.449        1.381        2.737
July 1                          4.897        2.414         1.379        1.463        2.865
August 1                        4.671        2.272         1.342        1.522        3.019
September 1                     4.395        2.180         1.302        1.595        3.163
October 1                       4.088        2.123         1.268        1.677        3.326
November 1                      3.763        2.066         1.256        1.773        3.478
December 1                      3.481        2.002         1.244        1.887        3.618

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                                                        STATIC POOL INFORMATION

         The depositor will provide static pool information,  material to this offering,  with respect to the experience of the sponsor in securitizing asset pools of the same type at http://www.bearstearns.com/transactions/sami_ii/gpmf2006-AR3.

                                                      S-24

         Information  provided through the internet address above will not be deemed to be a part of this prospectus  supplement or the registration  statement for the securities  offered hereby if it relates to any prior  securities  pool formed prior to January 1, 2006 or vintage data related to periods before January 1, 2006, or with respect to the mortgage pool (if  applicable)  for any period before
January 1, 2006.

                                                          THE ISSUING ENTITY

         GreenPoint  Mortgage  Funding Trust  2006-AR3 is a common law trust formed under the laws of the State of New York pursuant to the Agreement.  The Agreement  constitutes  the "governing  instrument"  under the laws of the State of New York.  After its formation,
GreenPoint  Mortgage  Funding Trust  2006-AR3 will not engage in any activity  other than (i) acquiring and holding the mortgage  loans and the other assets of the trust and proceeds  therefrom,  (ii) issuing the  certificates,  (iii) making payments on the  certificates and (iv)  engaging in other  activities  that are  necessary,  suitable or convenient  to  accomplish  the foregoing or are  incidental thereto or connected  therewith.  The foregoing  restrictions  are contained in the Agreement.  For a description  of other  provisions relating to amending the Pooling and Servicing Agreement, please see "The Agreements-- Amendment" in the prospectus.

         The assets of GreenPoint Mortgage Funding Trust 2006-AR3 will consist of the mortgage loans and certain related assets.

         GreenPoint Mortgage Funding Trust 2006-AR3's fiscal year end is December 31.

                                                             THE DEPOSITOR

         Structured  Asset Mortgage  Investments II Inc.,  referred to herein as the Depositor,  was formed in the state of Delaware in
June 2003,  and is a  wholly-owned  subsidiary of The Bear Stearns  Companies  Inc. The Depositor was organized for the sole purpose of serving as a private  secondary  mortgage  market  conduit.  The Depositor does not have, nor is it expected in the future to have, any significant assets.

         The Depositor has been serving as a private  secondary  mortgage market conduit for residential  mortgage loans since 2003. As of December 31, 2005, the Depositor has been involved in the issuance of securities  backed by residential  mortgage loans in excess of approximately  $1,918,729,642.49.  In conjunction  with the Sponsor's  acquisition of the mortgage loans,  the Depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred to itself.  These loans are subsequently  deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

         After issuance and registration of the securities  contemplated in this prospectus  supplement and any supplement  hereto, the
Depositor will have no duties or responsibilities with respect to the pool assets or the securities.

         The  Depositor's  principal  executive  offices are located at 383 Madison  Avenue,  New York,  New York 10179.  Its telephone number is (212) 272-2000.

                                                              THE SPONSOR

         The sponsor,  EMC Mortgage  Corporation,  referred to herein as EMC or the Sponsor,  was incorporated in the State of Delaware on September  26, 1990,  as a wholly owned  subsidiary  corporation  of The Bear  Stearns  Companies  Inc.,  and is an affiliate of the
Depositor and the  Underwriter.  The Sponsor was established as a mortgage  banking company to facilitate the purchase and servicing of whole loan portfolios  containing various levels of quality from "investment  quality" to varying degrees of  "non-investment  quality"
up to and including real estate owned assets ("REO"). The Sponsor commenced operation in Texas on October 9, 1990.

         The Sponsor  maintains its principal office at 909 Hidden Ridge Drive,  Suite 200,  Irving,  Texas 75038. Its telephone number is (972) 444-2800.

         Since its inception in 1990,  the Sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights, which include the purchase of newly  originated  alternative  A, jumbo (prime) and sub-prime  loans.  Loans are purchased on a bulk and flow basis. The Sponsor is one of the United States' largest  purchasers of scratch and dent and non-performing  residential  mortgages and REO from  various  institutions,  including  banks,  mortgage  companies,  thrifts  and the U.S.  government.  Loans are  generally purchased  with the ultimate  strategy of  securitization  into an array of Bear Stearns'  securitizations  based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

                                                      S-25

         Performing  loans  include  first lien fixed rate and ARMs,  as well as closed end fixed rate second liens and lines of credit
("HELOCs").  Performing  loans  acquired by the Sponsor are subject to varying  levels of due diligence  prior to purchase.  Portfolios may be reviewed for credit, data integrity,  appraisal valuation,  documentation,  as well as compliance with certain laws.  Performing loans  purchased  will have been  originated  pursuant  to the  Sponsor's  underwriting  guidelines  or the  originator's  underwriting guidelines that are acceptable to the Sponsor.

         Subsequent  to  purchase by the  Sponsor,  performing  loans are pooled  together by product  type and credit  parameters  and structured into RMBS, with the assistance of Bear Stearns'  Financial  Analytics and Structured  Transactions  Group,  for distribution into the primary market.

         The Sponsor has been  securitizing  residential  mortgage loans since 1999. The following table  describes  size,  composition and growth of the Sponsor's total portfolio of assets it has securitized as of the dates indicated.

                                      December 31, 2003                     December 31, 2004                     October 31, 2005

                                         Total Portfolio of                    Total Portfolio of                    Total Portfolio of
        Loan Type              Number            Loans               Number           Loans                Number            Loans
Alt-A ARM                      12,268     $ 3,779,319,393.84         44,821     $11,002,497,283.49         62,521     $ 16,371,656,951.49
Alt-A Fixed                    15,907     $ 3,638,653,583.24         11,011     $ 2,478,381,379.40         15,444     $  3,370,889,688.07
HELOC                               -     $             -                 -     $             -             9,309     $    509,391,438.93
Neg-Am ARM                          -     $             -                 -     $             -            20,804     $  7,515,084,661.26
Prime ARM                      16,279     $ 7,179,048,567.39         30,311     $11,852,710,960.78         23,962     $ 11,960,110,456.13
Prime Fixed                     2,388     $ 1,087,197,396.83          1,035     $   509,991,605.86          1,346     $    426,879,747.26
Prime Short Duration ARM        7,089     $ 2,054,140,083.91         23,326     $ 7,033,626,375.35         12,707     $  4,687,378,638.50
Reperforming                    2,800     $   247,101,330.36          2,802     $   311,862,677.46          1,610     $    143,455,015.55
Seconds                             -     $             -            14,842     $   659,832,093.32         92,043     $  4,491,782,148.34
SubPrime                       29,303     $ 2,898,565,285.44        102,759     $14,578,747,677.08         84,042     $ 13,400,254,946.87
Totals                         86,034     $20,884,025,641.01        230,907     $48,427,650,052.74        323,788     $ 62,876,883,692.40

         With respect to some of the  securitizations  organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and  delinquency  experience  of the mortgage  loans  included in those  securitizations,  resulting  in a  sequential  payment of principal to the Offered  Certificates,  from the  certificates  with the highest credit rating to the one with the lowest  rating.  In addition,  with respect to one securitization  organized by the Sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

         The Sponsor has received a civil  investigative  demand (CID), from the Federal Trade Commission (FTC),  seeking documents and data relating to the Sponsor's  business and servicing  practices.  The CID was issued pursuant to a December 8, 2005 resolution of the
FTC authorizing  non-public  investigations of various unnamed subprime  lenders,  loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC's inquiry.

                                                             THE SERVICER

General

         EMC will act as the Servicer of the mortgage  loans  pursuant to the Pooling and  Servicing  Agreement,  referred to herein as the  Agreement,  dated as of the Cut-off  Date,  among the  Depositor,  EMC, in its  capacity as Sponsor and  Servicer and the Trustee.
Among other  things,  the  Agreement  will require that the Servicer  accurately  and fully report its borrower  credit files to credit repositories in a timely manner.

                                                      S-26

         The  information set forth in the following  paragraphs  with respect to the Servicer has been provided by the Servicer.  None of the Depositor,  the Underwriter,  the Trustee or any of their respective affiliates (other than the Servicer) have made or will make any representation as to the accuracy or completeness of such information.

The Servicer

EMC

         For a description of EMC,  please see "--The  Sponsor" in this  prospectus  supplement.  EMC will service the mortgage loans in accordance with the description of the applicable  servicing  procedures  contained in this section in the prospectus  supplement.  EMC has been servicing residential mortgage loans since 1990.  From year end 2004 to year end 2005 EMC's servicing portfolio grew by 113%.

         The  principal  business of EMC since  inception  has been  specializing  in the  acquisition,  securitization,  servicing and disposition of mortgage loans.  EMC's servicing portfolio consists primarily of two categories:

o        "performing  loans," or  performing  investment  quality  loans  serviced  for EMC's own account or the account of Fannie Mae,
              Freddie Mac, private mortgage conduits and various institutional investors; and

o        "non-performing  loans," or non-investment grade,  sub-performing loans,  non-performing loans and REO properties serviced for
              EMC's own account and for the account of investors  in  securitized  performing  and  non-performing  collateral transactions.

          As of October 31, 2005, EMC was acting as servicer for  approximately  213 series of residential  mortgage-backed  securities and other mortgage loans with an aggregate outstanding principal balance of approximately $55.6 billion.

         The following table describes size,  composition and growth of EMC's total  residential  mortgage loan servicing  portfolio as of the dates indicated.

                         As of December 31, 2003                        As of December 31, 2004                       As of October 31, 2005
-------------- --------------------------------------------- ----------------------------------------------- ------------------------------------------
                                                   Percent                                         Percent                                     Percent
                                         Percent   by                                  Percent     by                                Percent   by
               No. of                    by No.    Dollar    No. of                    by No. of   Dollar    No. of                  by No.    Dollar
   Loan Type    Loans    Dollar Amount   of Loans   Amount    Loans    Dollar Amount     Loans      Amount    Loans   Dollar Amount  of Loans  Amount
               -------- ---------------- --------- --------- -------- ---------------- ----------- --------- -------- -------------- --------- --------
               -------- ---------------- --------- --------- -------- ---------------- ----------- --------- -------- -------------- --------- --------
Alta-A Arm...    2,439   $  653,967,869     1.40%     4.75%    19,498 $4,427,820,708        7.96%    15.94%   50,528  $11,821,548,094  11.65%   21.25%
Alta-A Fixed.   19,396   $3,651,416,057    11.14%    26.51%    25,539 $4,578,725,473       10.43%    16.48%   34,038  $6,268,800,717    7.85%   11.27%
Prime Arm....    7,978   $  868,798,347     4.58%     6.31%     8,311 $1,045,610,015        3.39%     3.76%    8,910  $1,267,784,249    2.05%    2.28%
Prime Fixed..   16,377   $1,601,411,491     9.40%    11.63%    14,560 $1,573,271,574        5.95%     5.66%   16,929  $2,343,126,437    3.90%    4.21%
Seconds .....   25,290   $  690,059,169    14.52%     5.01%    39,486 $1,381,961,155       16.13%     4.98%  136,562  $6,239,175,080   31.48%   11.21%
Subprime.....   76,166   $5,058,932,126    43.73%    36.73%   114,436 $13,706,363,250      46.74%    49.34%  138,609  $19,037,928,201  31.95%   34.22%
Other........   26,523   $1,249,014,373    15.23%     9.07%    23,010 $1,063,682,459        9.40%     3.83%   48,256  $8,655,251,712   11.12%   15.56%
               -------- ---------------- --------- --------- -------- ---------------- ----------- --------- -------- -------------- --------- --------
               -------- ---------------- --------- --------- -------- ---------------- ----------- --------- -------- -------------- --------- --------
Total........  174,169   $13,773,599,432  100.00%   100.00%   244,840 $27,777,434,635     100.00%   100.00%  433,832  $55,633,614,489 100.00%  100.00%

                                                       MORTGAGE LOAN ORIGINATION
---------------------------------------------------------------------------------------------------------------------------------------

General

         All of the  mortgage  loans were  originated  by  GreenPoint  Mortgage  Funding,  Inc.,  or  GreenPoint.  In  addition  to the following,  the originator also may use automated  underwriting  systems such as Fannie Mae's Desktop Underwriter or Freddie Mac's Loan
Prospector and will have documentation as required by such systems.

         Underwriting  standards  are  applied by or on behalf of a lender to  evaluate a  borrower's  credit  standing  and  repayment ability and the value and adequacy of the related mortgaged property as collateral.  In general, a prospective  borrower applying for a loan is required to fill out a detailed  application  designed to provide the underwriting  officer with pertinent credit  information.
As part of the  description  of the borrower's  financial  condition,  the borrower  generally is required to provide a current list of assets  and  liabilities  and a  statement  of income and  expense,  as well as an  authorization  to apply for a credit  report  which summarizes the borrower's credit history with merchants and lenders and any record of bankruptcy.

                                                      S-27

         A lender may also originate mortgage loans pursuant to alternative sets of underwriting  criteria under various  documentation
programs,  including,  but  not  limited  to,  stated  documentation,   reduced  documentation,   limited  documentation,   streamlined
documentation,  no documentation and no-ratio programs.  Although the specific requirements of each lender's documentation programs may vary,  these  programs are generally  designed to facilitate the loan approval  process and generally  require less  documentation  and verification than do traditional full documentation  programs.  Generally,  under these programs,  certain  documentation  requirements concerning income/employment and asset verification are reduced or excluded.

         When a mortgage  loan is  originated,  the  borrower's  credit  report is generally  reviewed.  Generally,  each credit report provides a credit score for the  borrower.  The credit  score,  called a FICO score,  is based upon the credit  evaluation  methodology developed by Fair, Isaac and Company,  a consulting firm  specializing in creating  evaluation  predictive models through a high number of variable  components.  FICO scores  generally  range from 350 to 850 and are  available  from three major credit  bureaus:  Experian
(formerly TRW),  Equifax and Trans Union.  These scores  estimate,  on a relative basis,  which loans are most likely to default in the future.  Lower scores imply higher default risk relative to a higher score. FICO scores are empirically  derived from historical credit bureau data and  represent a numerical  weighting  of a  borrower's  credit  characteristics  over a two-year  period.  A FICO score is generated  through  the  statistical  analysis of a number of  credit-related  characteristics  or  variables.  Common  characteristics include number of credit lines (trade  lines),  payment  history,  past  delinquencies,  severity of  delinquencies,  current levels of indebtedness,  types of credit and length of credit  history.  Attributes are specific  values of each  characteristic.  A scorecard or model is created with weights or points assigned to each  attribute.  An individual  loan  applicant's  FICO score is derived by adding together the attribute weights for the applicant.

         All of the  mortgage  loans  have  been  originated  generally  in  accordance  with  the  following  underwriting  guidelines established by GreenPoint.

         The  following  is a  description  of the  underwriting  policies  customarily  employed  by  GreenPoint  with  respect to the residential mortgage loans that GreenPoint originated during the period of origination of the mortgage loans.

GreenPoint Underwriting Guidelines

         GreenPoint Mortgage Funding,  Inc., is an indirect,  wholly-owned  subsidiary of North Fork  Bancorporation,  Inc., a Delaware corporation and bank holding company ("North  Fork").  North Fork's other  subsidiaries  include North Fork Bank, a New York commercial bank.  North Fork is listed on the New York Stock  Exchange under the symbol "NFB".  GreenPoint was formerly a wholly-owned  subsidiary of GreenPoint Financial Corp., which was acquired by North Fork in October 2004.

         On March 12,  2006,  North Fork and  Capital One  Financial  Corporation  ("Capital  One")  announced  that they have signed a definitive  agreement in which Capital One will acquire North Fork. The  transaction is subject to all required  regulatory  approvals, approval by the shareholders of both companies and other customary conditions.

         GreenPoint  is engaged in the  mortgage  banking  business,  and as part of that  business,  originates,  acquires,  sells and services mortgage loans.  GreenPoint  originates loans primarily through its wholesale division,  which works with a nationwide network of independent  mortgage  brokers,  each of which must be approved by GreenPoint.  GreenPoint also originates  loans through its retail
and  correspondent  lending  divisions.   Mortgage  loans  originated  by  GreenPoint  are  secured  primarily  by  one-to-four  family residences.  GreenPoint's executive offices are located at 100 Wood Hollow Drive, Novato, California, 94945.

         GreenPoint has  originated  residential  mortgage  loans since its formation in October 1999,  when it acquired the assets and liabilities of Headlands  Mortgage  Company.  GreenPoint has originated  residential  mortgage loans of substantially  the same type as the Mortgage Loans since September 2004.

                                                      S-28

         The  following  table sets forth,  by number and dollar  amount of mortgage  loans,  GreenPoint's  residential  mortgage  loan production for the periods indicated.

                                                                                                                                          2006
Loan Type                                                          2003                    2004                     2005          (as of March 31)

Alt A and Specialty
Number of Loans                                                    56,702                  65,284                   67,707                  13,752
Dollar Volume                                             $11,505,997,786          $14,579,659,658         $19,148,814,451          $4,034,288,749
Percent Adjustable                                                    19%                      67%                     84%                     78%
Percent of Total Dollar Volume                                        30%                      37%                     45%                     52%

Agency
Number of Loans                                                    28,460                  10,975                   12,408                   2,108
Dollar Volume                                              $5,378,009,580           $2,188,737,211          $2,746,779,129            $480,214,325
Percent Adjustable                                                     0%                       3%                      1%                      2%
Percent of Total Dollar Volume                                        14%                       6%                      7%                      6%

Jumbo
Number of Loans                                                    53,106                   53,522                  41,614                   5,860
Dollar Volume                                             $19,426,400,804          $17,667,106,136         $14,899,732,857         $ 2,254,652,746
Percent Adjustable                                                    69%                      84%                     74%                     77%
Percent of Total Dollar Volume                                        50%                      44%                     35%                     29%

Heloc and Seconds
Number of Loans                                                    44,346                   83,902                  82,258                  14,847
Dollar Volume                                              $2,556,735,253           $5,374,039,738          $5,450,355,355          $1,002,614,650
Percent Adjustable                                                    96%                      97%                     95%                     91%
Percent of Total Dollar Volume                                         7%                      14%                     13%                     13%

Total Number of Loans                                             182,614                  213,683                 203,987                  36,567
Total Dollar Volume                                       $38,867,143,423          $39,809,542,743         $42,245,681,792          $7,771,770,470
Average Loan Amount                                              $212,838                 $186,302                $207,100                $212,535
Non-Purchase Transactions                                             66%                      52%                     52%                     58%
Adjustable Rate Loans*                                                47%                      75%                     76%                     75%
*% of total loan production based on dollar volume
% may not add to 100% due to rounding
-------------------------------------------------------------------------- ------------------------ ----------------------- -----------------------

         Generally,  the GreenPoint  underwriting  guidelines are applied to evaluate the  prospective  borrower's  credit standing and repayment  ability and the value and adequacy of the  mortgaged  property as  collateral.  Exceptions to the  guidelines  are permitted where compensating  factors are present.  The GreenPoint  underwriting  guidelines are generally not as strict as Fannie Mae or Freddie
Mac  guidelines.  GreenPoint's  underwriting  guidelines  are  applied  in  accordance  with  applicable  federal  and  state  laws and regulations.

         In assessing a  prospective  borrower's  creditworthiness,  GreenPoint  may use FICO(R) credit  scores.  FICO credit  scores are statistical credit scores designed to assess a borrower's  creditworthiness  and likelihood to default on a consumer  obligation over a two-year  period based on a borrower's  credit  history.  FICO credit scores were not developed to predict the likelihood of default on mortgage  loans and,  accordingly,  may not be indicative of the ability of a borrower to repay its mortgage  loan.  FICO credit scores range from  approximately  300 to approximately  850, with higher scores  indicating an individual with a more favorable credit history compared to an individual with a lower score.

         In  determining  whether a  prospective  borrower has  sufficient  monthly  income  available to meet the  borrower's  monthly obligation on the proposed mortgage loan and monthly housing expenses and other financial  obligations,  GreenPoint generally considers the ratio of those amounts to the proposed  borrower's  monthly gross income.  These ratios vary depending on a number of  underwriting criteria,  including  loan-to-value ratios ("LTV"), and are determined on a loan-by-loan basis. The ratios generally are limited to 40%
but may be extended to 50% with adequate  compensating  factors,  such as disposable  income,  reserves,  higher FICO credit score,  or lower LTV's. Each mortgage loan has a required amount of reserves,  with the minimum being three months of principal,  interest,  taxes and insurance for full documentation  loans.  Depending on the LTV and occupancy types, these reserve  requirements may be increased to compensate for the additional risk.

                                                      S-29

         As part of its evaluation of potential  borrowers,  GreenPoint  generally  requires a description of the borrower's income. If required  by its  underwriting  guidelines,  GreenPoint  obtains  employment  verification  providing  current  and  historical  income information and/or a telephonic employment  confirmation.  Employment  verification may be obtained through analysis of the prospective borrower's  recent pay stubs  and/or W-2 forms for the most recent two years or relevant  portions  of the  borrower's  most recent two years' tax returns, or from the prospective  borrower's employer,  wherein the employer reports the borrower's length of employment and current salary with that  organization.  Self-employed  prospective  borrowers  generally are required to submit  relevant  portions of their federal tax returns for the past two years.

         GreenPoint  acquires or originates many mortgage loans under "limited  documentation" or "no  documentation"  programs.  Under limited  documentation  programs,  more emphasis is placed on the value and adequacy of the mortgaged  property as  collateral,  credit history and other assets of the borrower,  than on verified  income of the borrower.  Mortgage  loans  underwritten  under this type of program are generally  limited to borrowers with credit  histories that demonstrate an established  ability to repay  indebtedness in a timely fashion, and certain credit underwriting  documentation  concerning income or income verification and/or employment verification is waived.  Mortgage loans originated and acquired with limited  documentation  programs include cash-out refinance loans,  super-jumbo mortgage loans and mortgage loans secured by investor-owned  properties.  Permitted maximum  loan-to-value  ratios (including secondary financing) under limited  documentation  programs are generally more restrictive than mortgage loans originated with full documentation requirements.  Under no documentation  programs,  income ratios for the prospective borrower are not calculated.  Emphasis is placed on the value and adequacy of the mortgaged  property as collateral  and the credit  history of the  prospective  borrower,  rather than on verified income and assets of the borrower.  Documentation  concerning  income,  employment  verification and asset verification is not required and income ratios are not calculated.  Mortgage loans  underwritten  under no documentation  programs are generally limited to borrowers with favorable credit histories and who satisfy other standards for limited documentation programs.

         Periodically,  the data used by GreenPoint to underwrite mortgage loans may be obtained by an approved loan correspondent.  In those instances,  the initial  determination as to whether a mortgage loan complies with  GreenPoint's  underwriting  guidelines may be made by such loan  correspondent.  In addition,  GreenPoint  may acquire  mortgage  loans from approved  correspondent  lenders under a program pursuant to which  GreenPoint  delegates to the  correspondent  the obligation to underwrite the mortgage loans to GreenPoint's standards.  Under these circumstances,  the underwriting of a mortgage loan may not have been reviewed by GreenPoint before acquisition of the mortgage loan, and the  correspondent  represents to GreenPoint that its underwriting  standards have been met. After purchasing mortgage loans under those  circumstances,  GreenPoint  conducts a quality control review of a sample of the mortgage loans. The number of loans reviewed in the quality control process varies based on a variety of factors,  including  GreenPoint's  prior  experience with the correspondent lender and the results of the quality control review process itself.

         In  determining  the adequacy of the property as  collateral,  an  independent  appraisal is generally  made of each  property considered for financing.  All appraisals are required to conform the Uniform Standards of Professional  Appraisal  Practice adopted by the Appraisal  Standard Board of the Appraisal  Foundation.  Each appraisal must meet the  requirements  of Fannie Mae and Freddie Mac.
The  requirements  of Fannie Mae and  Freddie  Mac  require,  among  other  things,  that the  appraiser,  or its agent on its  behalf, personally  inspect the property  inside and out, verify whether the property is in a good condition and verify that  construction,  if new, has been substantially  completed.  The appraisal  generally will have been based on prices obtained on recent sales of comparable properties  determined  in  accordance  with Fannie Mae and Freddie  Mac  guidelines.  In certain  cases,  an analysis  based on income generated by the property or a replacement  cost analysis based on the current cost of  constructing  or purchasing a similar  property may be used.  GreenPoint's  Underwriting  Guidelines  require that the  underwriters  be satisfied that the value of the property being financed supports,  and will continue to support,  the outstanding loan balance,  and provides sufficient value to mitigate the effects of adverse shifts in real estate values.

                                                      S-30

         GreenPoint may provide secondary  financing to a borrower  contemporaneously  with the origination of a mortgage loan, subject to the limitation that the combined Loan-to-Value Ratio may not exceed 100%.  GreenPoint's  underwriting  guidelines do not prohibit or otherwise  restrict a borrower from obtaining  secondary  financing from lenders other than  GreenPoint,  whether at origination of the mortgage loan or thereafter.

         Generally,  each mortgage with an LTV at origination  of greater than 80% is covered by a primary  mortgage  insurance  policy issued by a mortgage  insurance  company  acceptable to Fannie Mae or Freddie Mac. The policy provides  coverage in the amount equal to a specified  percentage  multiplied by the sum of the remaining principal balance of the related mortgage loan, the accrued interest on it and the related  foreclosure  expenses.  The specified coverage  percentage is, generally,  12% for LTV's between 80.01% and 85.00%,
25% for LTV's between  85.01% and 90% and 30% for LTV's between 90.01% and 95%.  However,  under certain  circumstances,  the specified coverage  levels for these mortgage  loans may vary from the  foregoing.  No primary  mortgage  insurance  policy will be required with respect to any mortgage loan if  maintaining  the policy is prohibited  by applicable  law,  after the date on which the related LTV is
80% or less,  or where,  based on a new  appraisal,  the  principal  balance of the  mortgage  loan  represents  80% or less of the new appraised value.

         GreenPoint  requires  title  insurance  on all of its mortgage  loans  secured by first liens on real  property.  In addition,
GreenPoint  requires that fire and extended coverage casualty  insurance be maintained on the mortgaged  property in an amount at least equal to the  principal  balance  of the  related  single-family  mortgage  loan or the  replacement  cost of the  mortgaged  property, whichever is less.  GreenPoint  also requires  flood  insurance to be  maintained  on the mortgaged  property if and to the extent such insurance is required by applicable law or regulation.

                                                        DESCRIPTION OF THE CERTIFICATES

         The trust  will  issue the  certificates  pursuant  to the  Agreement.  The  Certificates  consist  of the  classes of offered certificates reflected on page S-2 of this prospectus supplement,  which we refer to collectively as the Offered Certificates,  and the
Class XP,  Class B-IO and the  Residual  Certificates.  The Class XP,  the Class B-IO and the  Residual  Certificates  are not  offered publicly and are  collectively  referred to herein as the Non-Offered  Certificates.  The various  classes of Class A Certificates  are also referred to as the senior  certificates;  and the various  classes of Class B  Certificates  are referred to herein as the Class B
Certificates, respectively or the Subordinate Certificates.

         Holders of the Class R, Class R-X and the Class B-IO  Certificates  will be entitled to receive  any  residual  cash flow from the mortgage  pool,  which is not expected to be  significant.  A holder of a Class R, Class R-X or a Class B-IO  Certificate  will not have a right to alter the structure of the  transaction.  The initial  owner of the Class R, Class R-X and the Class B-IO  Certificates
is expected to be Bear, Stearns Securities Corp.

                  General

         The  certificates  issued by GreenPoint  Mortgage  Funding Trust  2006-AR3  will consist of the Offered  Certificates  and the
Non-Offered Certificates. Only the Offered Certificates are offered by this prospectus supplement.

         The  Certificates  represent in the  aggregate  the entire  beneficial  ownership  interest in a trust fund  consisting of the following:

o            all of the Depositor's  right,  title and interest in and to the mortgage  loans,  the related  mortgage notes,  mortgages and other related  documents,  including  all interest and principal due with respect to the mortgage  loans after the Cut-off
             Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date,

o            any mortgaged  properties  acquired on behalf of  certificateholders  by foreclosure or by deed in lieu of foreclosure and any revenues received thereon,

o            the rights of the Trustee under all insurance policies required to be maintained pursuant to the Agreement,

                                                      S-31

o            the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Sponsor,

o            the  irrevocable  and  unconditional  certificate  insurance  policy  for the  benefit  of the  holders  of the  Class  II-A-2
             Certificates,

o            such  assets  relating to the  mortgage  loans as from time to time may be held in the  Custodial  Account,  the  Distribution
             Account and the Final Maturity Reserve Account, and

o            any proceeds of the foregoing.

         The aggregate  principal balance of the mortgage loans as of the Cut-off Date, is approximately  $1,918,729,642,  subject to a permitted variance as described in this prospectus supplement under "Additional Information."

         Each class of the Certificates  will have the approximate  initial Current Principal Amount or Notional Amount as set forth on
pages  S-2  and  S-3  hereof  and  will  have  the   pass-through   rate   determined   as  provided   under   "Summary  of  Prospectus
Supplement--Description  of the Certificates--Pass  Through Rates" and "Description of Certificates" in this prospectus  supplement.  The
Class R Certificates  also represent the right to receive  additional  distributions  in respect of the trust fund on any  distribution date  after  all  required  payments  of  principal  and  interest  have  been made on such date in  respect  of the other  classes  of
Certificates,  although it is not anticipated that funds will be available for any additional distribution.  The Class XP Certificates, the Class B-IO Certificates and the Residual Certificates are not being offered by this prospectus supplement.

         For each  distribution  date,  each of the Class X Certificates  will accrue  interest on the related  Notional  Amounts.  The notional amount for the Class IV-X Certificates,  or the Class IV-X Notional Amount,  will equal the aggregate Current Principal Amount of the Class IV-A-1 Certificates and the Class IV-A-2 Certificates.

         The initial Class IV-X Notional Amount will be approximately $457,922,000.

         The Offered Certificates (other than the Residual  Certificates) will be issued,  maintained and transferred on the book-entry records of DTC,  Clearstream,  Luxembourg and the Euroclear System and each of their  participants in minimum  denominations of $25,000 and integral  multiples of $1.00 in excess  thereof.  One  certificate of each of these classes may be issued in a different  principal amount to accommodate the remainder of the initial  principal amount of the certificates of such class. The Offered  Certificates  will be issued as global securities.  See Annex I to this prospectus supplement and "Description of the Securities" in the prospectus.

         The  Book-Entry  Certificates  will  initially be  represented  by one or more Global  Securities  registered in the name of a nominee of DTC. The Depositor  has been  informed by DTC that DTC's  nominee will be Cede & Co. No person  acquiring an interest in any class of the Book-Entry  Certificates  will be entitled to receive a certificate  representing  such person's  interest,  except as set forth below under  "--Definitive  Certificates".  Unless and until definitive  certificates  are issued under the limited  circumstances described in this prospectus supplement,  all references to actions by certificateholders  with respect to the Book-Entry  Certificates shall refer to actions  taken by DTC upon  instructions  from its  participants  and all  references in this  prospectus  supplement to distributions,  notices,  reports and  statements to  certificateholders  with respect to the  Book-Entry  Certificates  shall refer to distributions,  notices,  reports and statements to DTC or Cede & Co., as the registered  holder of the  Book-Entry  Certificates,  for distribution to Certificate  Owners in accordance with DTC procedures.  See "--Book-Entry  Registration" and "--Definitive  Certificates"
in this prospectus supplement.

         The Residual  Certificates  may not be purchased by or transferred to a Plan except upon delivery of a certification  of facts or an opinion of counsel, as provided in this prospectus  supplement.  See "--Restrictions on Transfer of the Residual Certificates" and
"ERISA  Considerations"  in  this  prospectus  supplement.  Transfer  of the  Residual  Certificates  will  be  subject  to  additional restrictions and transfer of the Residual  Certificates to any non-United  States person will be prohibited,  in each case as described under  "Federal  Income  Tax  Consequences--REMICS--Tax  and  Restrictions  on  Transfers  of  REMIC  Residual  Certificates  to  Certain
Organizations" and "--Taxation of Owners of REMIC Residual  Certificates--Noneconomic  REMIC Residual Certificates" in the prospectus. No service charge will be imposed for any  registration  of transfer or exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

                                                      S-32

         All  distributions  to  holders  of the  Offered  Certificates,  other  than the final  distribution  on any class of  Offered
Certificates,  will be made on each  distribution  date by or on  behalf of the  Trustee  to the  persons  in whose  names the  Offered
Certificates  are  registered  at the close of business  on the related  Record  Date.  Distributions  will be made either (a) by check mailed to the address of each  certificateholder  as it appears in the certificate  register or (b) upon written request to the Trustee at least five Business Days prior to the relevant  Record Date by any holder of Offered  Certificate,  by wire transfer in  immediately available  funds to the account of the  certificateholders  specified in the request.  The final  distribution  on any class of Offered
Certificates will be made in a like manner,  but only upon presentment and surrender of the related  Certificate at the corporate trust office of the Trustee,  for these purposes  located at Sixth Street and Marquette  Avenue,  Minneapolis,  Minnesota  55479,  Attention:
Corporate  Trust  Group,   GreenPoint   Mortgage  Funding  Trust  2006-AR3,   or  any  other  location   specified  in  the  notice  to
certificateholders of the final distribution.

         The Certificates will not be listed on any securities  exchange or quoted in the automated  quotation system of any registered securities  association.  As a result,  investors in the Certificates may experience limited liquidity.  See "Risk Factors--The  Offered
Certificates  Will Have Limited  Liquidity,  So You May Be Unable to Sell Your  Securities  or May Be Forced to Sell Them at a Discount
from Their Fair Market Value." in this prospectus supplement.

Book-Entry Registration

         DTC is a  limited-purpose  trust company  organized  under the laws of the State of New York, a member of the Federal  Reserve
System,  a "clearing  corporation"  within the meaning of the New York Uniform  Commercial  Code,  and a "clearing  agency"  registered pursuant  to the  provisions  of Section 17A of the  Exchange  Act.  DTC was created to hold  securities  for its  participants  and to facilitate the clearance and settlement of securities  transactions  between  participants  through  electronic  book entries,  thereby eliminating the need for physical movement of certificates.

         Certificate  Owners that are not  participants or indirect  participants  but desire to purchase,  sell or otherwise  transfer ownership of, or other interests in, the Book-Entry  Certificates  may do so only through  participants and indirect  participants.  In addition,  Certificate  Owners will receive all  distributions  of principal of and interest on the  Book-Entry  Certificates  from the
Trustee  through DTC and DTC  participants.  The Trustee will forward  payments to DTC in same day funds and DTC will forward  payments to  participants in next day funds settled through the New York Clearing  House.  Each  participant  will be responsible for disbursing the  payments.  Unless and until  definitive  certificates  are  issued,  it is  anticipated  that the only  certificateholders  of the
Book-Entry  Certificates  will be Cede & Co.,  as  nominee  of DTC.  Certificate  Owners  will  not be  recognized  by the  Trustee  as certificateholders,  as such term is used in the  Agreement,  and  Certificate  Owners  will be  permitted  to  exercise  the rights of certificateholders only indirectly through DTC and its participants.

         Under the Rules, DTC is required to make book-entry  transfers of Book-Entry  Certificates  among  participants and to receive and transmit distributions of principal of, and interest on, the Book-Entry  Certificates.  Participants and indirect participants with which  Certificate  Owners have  accounts  with  respect to the  Book-Entry  Certificates  similarly  are  required to make  book-entry transfers and receive and transmit these payments on behalf of their respective Certificate Owners.  Accordingly,  although Certificate
Owners will not possess definitive  certificates,  the Rules provide a mechanism by which Certificate Owners through their participants and indirect participants will receive payments and will be able to transfer their interest.

                                                      S-33

         Because  DTC can only act on behalf of  participants,  who in turn act on behalf  of  indirect  participants  and on behalf of certain banks, the ability of a Certificate Owner to pledge  Book-Entry  Certificates to persons or entities that do not participate in the DTC  system,  or to  otherwise  act with  respect to  Book-Entry  Certificates,  may be  limited  due to the  absence  of  physical certificates for the Book-Entry  Certificates.  In addition,  under a book-entry  format,  Certificate  Owners may experience delays in their receipt of payments since distribution will be made by the Trustee to Cede & Co., as nominee for DTC.

         Under the  Rules,  DTC will  take  action  permitted  to be taken by a  certificateholders  under  the  Agreement  only at the direction of one or more  participants to whose DTC account the Book-Entry  Certificates are credited.  Additionally,  under the Rules,
DTC will take actions with respect to specified  voting rights only at the direction of and on behalf of  participants  whose  holdings of Book-Entry  Certificates  evidence these specified voting rights. DTC may take conflicting actions with respect to voting rights, to the extent that participants whose holdings of Book-Entry Certificates evidence voting rights authorize divergent action.

         The  Depositor,  the Servicer,  the Trustee will have no liability for any aspect of the records  relating to or payments made on  account  of  beneficial  ownership  interests  in the  Book-Entry  Certificates  held by Cede & Co.,  as  nominee  for DTC,  or for maintaining, supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

Definitive Certificates

         Definitive  certificates  will be issued to  Certificate  Owners or their  nominees,  respectively,  rather than to DTC or its nominee,  only if (1) the  Depositor  advises the Trustee in writing that DTC is no longer  willing or able to properly  discharge  its responsibilities  as clearing  agency with respect to the  Book-Entry  Certificates  and the  Depositor is unable to locate a qualified successor  within 30 days or (2) the Depositor,  at its option,  elects to terminate the book-entry  system through DTC.  Additionally, after the occurrence of an event of default under the Agreement,  any Certificate Owner materially and adversely  affected thereby may, at its option,  request and,  subject to the procedures set forth in the Agreement,  receive a definitive  certificate  evidencing such
Certificate Owner's fractional undivided interest in the related class of certificates.

         Upon its receipt of notice of the occurrence of any event described in the  immediately  preceding  paragraph,  the Trustee is required to request that DTC notify all Certificate  Owners through its  participants of the  availability of definitive  certificates.
Upon  surrender by DTC of the  definitive  certificates  representing  the  Book-Entry  Certificates  and receipt of  instructions  for re-registration,  the Trustee (as  applicable)  will reissue the  Book-Entry  Certificates  as  definitive  certificates  issued in the respective  principal  amounts  owned by  individual  Certificate  Owners,  and  thereafter  the Trustee will  recognize the holders of definitive certificates as certificateholders under the Agreement.

Distributions on the Certificates

         On each distribution  date, the Trustee will withdraw the available funds from the Distribution  Account for such distribution date and apply such amounts as follows:

         First,  from  Interest  Funds  from  each  Loan  Group,  on a pro rata  basis,  on each  distribution  date on and  after  the distribution  date in April 2016, if applicable,  to the Final Maturity  Reserve  Account,  an amount equal to the related Coupon Strip for such distribution date.

         Second,  to pay any accrued and unpaid  interest on the related  Class A, Class B and Class X  certificates  in the  following order of priority:

1.       From remaining Interest Funds in respect of:

                  (a)      Loan Group I, to the Class I-A  Certificates,  the Current  Interest  and then any  Interest  Carry  Forward
         Amount for such class;

                  (b)      Loan Group II, first, to each class of Class II-A  Certificates,  the Current Interest and then any Interest
         Carry Forward Amount for each such class,  pro rata,  based on the amounts owed to such class and second,  to the  Certificate
         Insurer,  any accrued and unpaid  Reimbursement  Amounts  payable to the  Certificate  Insurer for that  distribution  date in respect of any  Deficiency  Amount  described  in clauses  (a)(1) or (b)(x) of such  definition  set forth  herein  under "The
         Certificate  Insurance Policy" but only to the extent of the portion of any delinquent  interest  collections  received on the related  mortgage loans that resulted in such Deficiency  Amount on a prior  distribution  date and would otherwise be payable to the Class II-A-2 Certificates;

                                                      S-34

                  (c)      Loan Group III, to each class of Class III-A Certificates,  the Current Interest and then any Interest Carry
         Forward  Amount for each such class,  pro rata,  based on the Current  Interest and Interest  Carry Forward Amount due to each such class; and

                  (d)      Loan  Group IV, to each class of Class  IV-A  Certificates  and the Class  IV-X  Certificates,  the  Current
         Interest  and then any  Interest  Carry  Forward  Amount for each such  class,  pro rata,  based on the Current  Interest  and
         Interest Carry Forward Amount due to each such class.

2.       From  remaining  Interest  Funds in respect of all Loan Groups,  to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5,
         Class B-6 and Class B-7  Certificates,  sequentially,  in that  order,  the Current  Interest  for each such class of certificates;

3.       Any Excess Spread to the extent necessary to meet a level of overcollateralization  equal to the Overcollateralization  Target
         Amount will be the Extra  Principal  Distribution  Amount and will be included as part of the Principal  Distribution
         Amount and distributed in accordance with Third (A) and (B) below; and

4.       Any remaining Excess Spread will be the Remaining Excess Spread and will be applied,  together with the  Overcollateralization
         Release Amount, as Excess Cashflow pursuant to clauses Fourth through Fifteenth below.

         As described  in the  definition  of "Current  Interest,"  the Current  Interest on each class of  Certificates  is subject to reduction in the event of specified  interest  shortfalls  and shortfalls  resulting  from Net Deferred  Interest on the mortgage loans allocated to that class of  Certificates,  the sum of the Coupon Strip, if applicable,  and the interest  portion of Realized Losses on the mortgage loans allocated to that class of Certificates.

         On any  distribution  date, any  shortfalls  resulting  from the  application  of the Relief Act and any  Prepayment  Interest
Shortfalls to the extent not covered by Compensating  Interest  Payments will be allocated,  first,  in reduction of amounts  otherwise distributable to the Class B-IO Certificates and Residual  Certificates,  and thereafter,  to the Current Interest payable to the Class
A Certificates  and Class X Certificates  (in each case,  with respect to shortfalls  resulting from mortgage loans in the related loan group) and Class B Certificates,  on a pro rata basis, on such distribution  date, based on the respective  amounts of interest accrued on such  certificates  for such  distribution  date. The holders of the Class A, Class X and Class B Certificates  will not be entitled to reimbursement for any such interest shortfalls.

         Third, to pay as principal on the Class A Certificates and Class B Certificates, in the following order of priority:

(A)      On each  distribution  date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect,  Principal Funds and the Extra Principal Distribution Amount for such distribution date will be distributed as follows:

1.       (a)          An amount equal to the Group I Principal  Distribution  Amount will be distributed to the Class I-A  Certificates until the Current Principal Amount of such class is reduced to zero;

                      (b)  An amount equal to the Group II Principal  Distribution  Amount will be  distributed  first to each class of
         Class II-A  Certificates  on a pro rata basis  until the  Current  Principal  Amount of each such class is reduced to zero and second, to the Certificate Insurer,  any accrued and unpaid Reimbursement  Amounts payable to the Certificate Insurer for that distribution  date in respect of any Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition,  but only to the extent of the portion of Subsequent  Recoveries  with respect to the mortgage loans with respect to which Realized  Losses were paid by the Certificate Insurer would otherwise be payable to the Class II-A-2 Certificates;

                                                      S-35

                      (c)  An amount equal to the Group III Principal  Distribution  Amount will be  distributed to each class of Class
         III-A Certificates on a pro rata basis until the Current Principal Amount of each such class is reduced to zero;

                      (d)  An amount equal to the Group IV Principal  Distribution  Amount will be  distributed  to each class of Class
         IV-A Certificates on a pro rata basis until the Current Principal Amount of each such class is reduced to zero;

2.       To the Class B-1  Certificates,  any remaining  Principal  Distribution  Amount until the Current  Principal Amount thereof is reduced to zero;

3.       To the Class B-2  Certificates,  any remaining  Principal  Distribution  Amount until the Current  Principal Amount thereof is reduced to zero;

4.       To the Class B-3  Certificates,  any remaining  Principal  Distribution  Amount until the Current  Principal Amount thereof is reduced to zero;

5.       To the Class B-4  Certificates,  any remaining  Principal  Distribution  Amount until the Current  Principal Amount thereof is reduced to zero;

6.       To the Class B-5  Certificates,  any remaining  Principal  Distribution  Amount until the Current  Principal Amount thereof is reduced to zero;

7.       To the Class B-6  Certificates,  any remaining  Principal  Distribution  Amount until the Current  Principal Amount thereof is reduced to zero; and

8.       To the Class B-7  Certificates,  any remaining  Principal  Distribution  Amount until the Current  Principal Amount thereof is reduced to zero.

(B)      On each  distribution  date on or after the Stepdown  Date, so long as a Trigger Event is not in effect,  Principal  Funds and the Extra Principal Distribution Amount for such distribution date will be distributed as follows:

             1.       (a)          An  amount  equal  to the  Class  I-A  Principal  Distribution  Amount  will  be  distributed  to the  Class  I-A
         Certificates until the Current Principal Amount of such class is reduced to zero;

                      (b)  An amount equal to the Class II-A Principal  Distribution  Amount will be distributed first to each class of
         Class II-A  Certificates  on a pro rata basis  until the  Current  Principal  Amount of each such class is reduced to zero and second, to the Certificate Insurer,  any accrued and unpaid Reimbursement  Amounts payable to the Certificate Insurer for that distribution  date in respect of any Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition,  but only to the extent of the portion of Subsequent  Recoveries  with respect to the mortgage loans with respect to which Realized  Losses were paid by the Certificate Insurer would otherwise be payable to the Class II-A-2 Certificates;

                      (c)  An amount equal to the Class III-A Principal  Distribution Amount will be distributed to each class of Class
         III-A Certificates on a pro rata basis until the Current Principal Amount of each such class is reduced to zero;

                      (d)  An amount equal to the Class IV-A Principal  Distribution  Amount will be distributed to each class of Class
         IV-A Certificates on a pro rata basis until the Current Principal Amount of each such class is reduced to zero;

                                                      S-36

            2.       To the Class B-1  Certificates,  from any  remaining  Principal  Distribution  Amount,  the Class B-1  Principal  Distribution
         Amount, until the Current Principal Amount thereof is reduced to zero;

            3.       To the Class B-2  Certificates,  from any  remaining  Principal  Distribution  Amount,  the Class B-2  Principal  Distribution
         Amount, until the Current Principal Amount thereof is reduced to zero;

            4.       To the Class B-3  Certificates,  from any  remaining  Principal  Distribution  Amount,  the Class B-3  Principal  Distribution
         Amount, until the Current Principal Amount thereof is reduced to zero;

            5.       To the Class B-4  Certificates,  from any  remaining  Principal  Distribution  Amount,  the Class B-4  Principal  Distribution
         Amount, until the Current Principal Amount thereof is reduced to zero;

            6.       To the Class B-5  Certificates,  from any  remaining  Principal  Distribution  Amount,  the Class B-5  Principal  Distribution
         Amount, until the Current Principal Amount thereof is reduced to zero;

            7.       To the Class B-6  Certificates,  from any  remaining  Principal  Distribution  Amount,  the Class B-6  Principal  Distribution
         Amount, until the Current Principal Amount thereof is reduced to zero; and

            8.       To the Class B-7  Certificates,  from any  remaining  Principal  Distribution  Amount,  the Class B-7  Principal  Distribution
         Amount, until the Current Principal Amount thereof is reduced to zero.

(C)      Notwithstanding  the  provisions  of clauses  Third (A) and (B)  above,  if on any  distribution  date the  certificates  in a
         Certificate  Group are no longer  outstanding,  the  portion  of the  Principal  Distribution  Amount or the  related  Class A
         Principal  Distribution  Amount,  as applicable,  otherwise  allocable to such  Certificate  Group will be allocated among the other Certificate  Groups, pro rata, based on the aggregate  Certificate Balance of the Certificate Group, after giving effect to distributions in Third (A) and (B) above, and will be distributed  among the certificates in each Certificate  Group in the manner set forth in Third (A) or (B) above,  as  applicable,  until the  Certificate  Principal  Balance of each such class is reduced to zero.

         Fourth,  from any Excess Cashflow,  first, to the Class I-A, Class II-A, Class III-A and Class IV-A Certificates,  pro rata in accordance  with the  respective  amounts  owed to each such Class,  (i) any Interest  Carry-Forward  Amount for each such class to the extent not fully paid pursuant to  subclauses  Second 1 above and (ii) any Unpaid  Realized Loss Amount for each such class,  allocated to such class from mortgage loans in the related Loan Group, for such  distribution date and second,  to the Certificate  Insurer,  any accrued and unpaid Reimbursement Amounts to the extent not paid in pursuant to priority Second 1(b);

         Fifth, from any remaining Excess Cashflow,  to the Class B-1  Certificates,  an amount equal to (a) any Interest Carry Forward
Amount, and then (b) any Unpaid Realized Loss Amount for such class for such distribution date;

         Sixth, from any remaining Excess Cashflow,  to the Class B-2  Certificates,  an amount equal to (a) any Interest Carry Forward
Amount, and then (b) any Unpaid Realized Loss Amount for such class for such distribution date;

         Seventh from any remaining Excess Cashflow,  to the Class B-3 Certificates,  an amount equal to (a) any Interest Carry Forward
Amount, and then (b) any Unpaid Realized Loss Amount for such class for such distribution date;

         Eighth, from any remaining Excess Cashflow,  to the Class B-4 Certificates,  an amount equal to (a) any Interest Carry Forward
Amount, and then (b) any Unpaid Realized Loss Amount for such class for such distribution date;

         Ninth, from any remaining Excess Cashflow,  to the Class B-5  Certificates,  an amount equal to (a) any Interest Carry Forward
Amount, and then (b) any Unpaid Realized Loss Amount for such class for such distribution date;

                                                      S-37

         Tenth, from any remaining Excess Cashflow,  to the Class B-6  Certificates,  an amount equal to (a) any Interest Carry Forward
Amount, and then (b) any Unpaid Realized Loss Amount for such class for such distribution date;

         Eleventh,  from any  remaining  Excess  Cashflow,  to the Class B-7  Certificates,  an amount equal to (a) any Interest  Carry
Forward Amount, and then (b) any Unpaid Realized Loss Amount for such class for such distribution date;

         Twelfh, from any remaining Excess Cashflow,  to the Class I-A, Class II-A, Class III-A and Class IV-A Certificates,  any Basis
Risk Shortfall and any Basis Risk Shortfall  Carry-forward  Amount for each such class for such  distribution  date, pro rata, based on the Basis Risk Shortfall and Basis Risk Shortfall Carry-forward Amount owed to each such class;

         Thirteenth,  from any remaining Excess  Cashflow,  to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and
Class B-7 Certificates,  sequentially,  in that order, any Basis Risk Shortfall and any Basis Risk Shortfall  Carry-forward  Amount, in each case for such class for such distribution date;

         Fourteenth,  from any remaining Excess Cashflow, to the Class B-IO certificates an amount specified in the Agreement; and

         Fifteenth, any remaining amounts to the Class R Certificates.

         On each distribution  date, all amounts  representing  prepayment charges in respect of the mortgage loans received during the related  Prepayment  Period will be withdrawn from the Distribution  Account and shall not be available for distribution to the holders of the Offered Certificates.  Prepayment charges with respect to the mortgage loans will be distributed to the Class XP Certificates.

         When a borrower  prepays all or a portion of a mortgage  loan  between Due Dates,  the  borrower  pays  interest on the amount prepaid only to the date of prepayment.  Accordingly,  an interest  shortfall will result equal to the difference between the amount of interest  collected and the amount of interest that would have been due absent such prepayment.  We refer to this interest shortfall as a  Prepayment  Interest  Shortfall.  Any  Prepayment  Interest  Shortfalls  resulting  from a  prepayment  in full or in part  that are distributed to the  certificateholders  in the calendar  month  following the month in which the prepayment was made are required to be paid by the  Servicer,  but only to the extent that such amount does not exceed the  aggregate  of the  Servicing  Fees on the mortgage loans serviced by it for the applicable  distribution  date. The Servicer is not obligated to fund interest  shortfalls  resulting from the  application of the Relief Act (and the  certificate  insurance  policies will not cover such  shortfalls  for the related  Offered
Certificates).  The  amount of the  Servicing  Fees  used to offset  such  Prepayment  Interest  Shortfalls  is  referred  to herein as
Compensating Interest Payments.

Final Maturity Reserve Account

         If, on the  distribution  date  occurring in April 2016,  or on any  distribution  date  thereafter,  up to and  including the distribution  date for the Offered  Certificates  in April 2036, any Offered  Certificates  are  outstanding  and the aggregate  Stated
Principal  Balance of the mortgage loans with original terms to maturity in excess of 30 years is is greater than the amount  specified in Schedule 1 to this prospectus  supplement for the related  distribution  date, the Trustee will be required to deposit from Interest
Funds into the Final  Maturity  Reserve  Account the Coupon Strip for such  distribution  date until the amount on deposit in the Final
Maturity  Reserve  Account is equal to the Final Maturity  Reserve Account Target.  On any applicable  distribution  date, The "Coupon
Strip"  for each Loan  Group  shall be an amount  equal to the  lesser of (a) the  product  of (i)  1.00%,  (ii) the  aggregate  Stated
Principal  Balance of the mortgage  loans with original terms to maturity in excess of 30 years in the related Loan Group as of the Due
Date  occurring  in the month  prior to such  distribution  date and (iii)  one-twelfth  and (b) the  excess of (i) the Final  Maturity
Reserve Account Target for such  distribution  date over (ii) the amount on deposit in the Final Maturity  Reserve Account  immediately prior to such  distribution  date. The "Final  Maturity  Reserve Account Target" means,  for any  distirubiton  date beginning with the distribution  date in April 2016,  the lesser of (a) the product of (i) the  aggregate  principal  balance of the  mortgage  loans with original  terms to maturity in excess of 30 years as of the Due Date  occurring in the month prior to such  distribution  date and (ii)
the fraction the numberator of which is 1.00 and the denominator of which is 0.85, and (b) $62,372,828.

                                                      S-38

         On each  distribution  date,  any amounts on deposit in the Final Maturity  Reserve  Account in excess of of the lesser of (i)
the Current  Principal Amount of the Offered  Certificates  and (ii) the aggregate Stated Principal  Balance of the mortgage loans with original terms to maturity in excess of 30 years, will be distributed to the Class B-IO Certificates.

         On the earlier of the distribution date occurring in April 2036 and the distribution  date on which the final  distribution of payments  from the mortgage  loans and the other assets in the trust is expected to be made,  any  remaining  amounts on deposit in the
Final Maturity Reserve Account will be distributed to the Offered Certificates in the following order of priority:

         (1)      to the Class I-A, Class II-A, Class III-A and Class IV-A Certificates,  pro rata, in accordance with their respective outstanding Current Principal Amounts until the Current Principal Amounts thereof have been reduced to zero;

         (2)      Certificate Insurer,  any accrued and unpaid  Reimbursement  Amounts payable to the Certificate Insurer in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition;

         (3)      sequentially,  to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, in
that order,  after giving effect to principal  distributions on such  distribution  date, until the Current  Principal  Amounts thereof have been reduced to zero;

         (4)      to each class of Offered  Certificates,  any Current  Interest and Interest  Carry Forward Amount for each such class remaining unpaid after giving effect to interest  distributions  on such  distribution  date in accordance with payment  priorities set forth in "Description of the Certificates--Distributions on the Certificates;"

         (5)      to the Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts  payable to the  Certificate  Insurer in respect of any Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition;

         (6)      to each class of Offered  Certificates,  any Basis Risk Shortfall  Carry-forward Amount for each such class remaining unpaid after  giving  effect to the  distributions  on such  distribution  date in  accordance  with  payment  priorities  set forth in
"Description of the Certificates--Distributions on the Certificates;" and

         (7)      to the Class B-IO Certificates, any remaining amount.

         If the mortgage loans are purchased in connection  with an optional  termination of the trust estate,  the funds on deposit in the Final Maturity  Reserve Account will be used to make payments in accordance with priorities (6) and (7) above after  application of the purchase price pursuant to the exercise of the optional termination.

Monthly Advances

         If the  scheduled  payment of interest on a mortgage  loan which was due on a related Due Date is  delinquent  other than as a result of application  of the Relief Act or similar state law, the Servicer will be required to deposit in to the Custodial  Account on the date  specified in the  Agreement an amount equal to such  delinquency,  net of the  Servicing  Fee Rate,  except to the extent the
Servicer  determines any such advance to be nonrecoverable  from Liquidation  Proceeds,  Insurance  Proceeds or from future payments on the  mortgage  loan for which  such  advance  was made.  Subject  to the  foregoing,  such  advances  will be made by the  Servicer  or subservicer,  if applicable,  through final disposition or liquidation of the related mortgaged  property.  Any failure of the Servicer to make such advances  would  constitute an Event of Default under the  Agreement,  in which case the Trustee,  as successor  Servicer, will be required to make such advance in accordance  with the Agreement.  See "The  Agreements--Events  of Default and Rights Upon Event
of Default" in the prospectus.

                                                      S-39

         All Monthly Advances will be reimbursable to the party making such Monthly Advance from late collections,  Insurance  Proceeds and  Liquidation  Proceeds  from the mortgage loan as to which the  unreimbursed  Monthly  Advance was made.  In addition,  any Monthly
Advances  previously  made in respect of any mortgage loan that are deemed by the Servicer or a subservicer to be  nonrecoverable  from related  late  collections,  Insurance  Proceeds  or  Liquidation  Proceeds  may be  reimbursed  to such  party out of any funds in the
Custodial Account prior to the distributions on the Certificates.

Allocation of Realized Losses; Subordination

General

         Subordination  provides the holders of Offered  Certificates having a higher payment priority with protection against Realized
Losses on the  mortgage  loans.  In general,  this loss  protection  is  accomplished  by  allocating  any  Realized  Losses  among the
Subordinate  Certificates,  beginning with the Subordinate  Certificates  with the lowest payment priority until the Current  Principal
Amount of that class of Subordinate  Certificates  has been reduced to zero. Only those Realized  Losses in excess of available  Excess
Spread and the current Overcollateralization Amount will be allocated to the Subordinate Certificates.

         With respect to any defaulted mortgage loan that is finally liquidated  through  foreclosure sale,  disposition of the related mortgaged  property if acquired on behalf of the  certificateholders  by deed-in-lieu  of foreclosure or otherwise,  the amount of loss realized,  if any, will equal the portion of the unpaid  principal  balance  remaining,  if any, plus interest thereon through the last day of the month in which such  mortgage  loan was finally  liquidated,  after  application  of all amounts  recovered  (net of amounts reimbursable to the Servicer for Monthly  Advances,  the Servicing Fee,  servicing  advances and certain other amounts specified in the
Agreement)  towards  interest and principal  owing on the mortgage loan. The amount of such loss realized on a mortgage loan,  together with the amount of any  Bankruptcy  Loss (if any) in respect of a mortgage  loan is  referred  to in this  prospectus  supplement  as a
Realized Loss.

         There are two types of Bankruptcy  Losses that can occur with respect to a mortgage loan.  The first type of Bankruptcy  Loss, referred to in this prospectus  supplement as a Deficient Valuation,  results if a court, in connection with a personal bankruptcy of a mortgagor,  establishes  the value of a mortgaged  property at an amount less than the unpaid  principal  balance of the mortgage  loan secured by such  mortgaged  property.  In such a case,  the holder of such  mortgage  loan would  become an  unsecured  creditor to the extent of the difference  between the unpaid principal  balance of such mortgage loan and such reduced  unsecured debt. The second type of Bankruptcy Loss,  referred to in this prospectus  supplement as a Debt Service  Reduction,  results from a court reducing the amount of the monthly payment on the related mortgage loan, in connection with the personal bankruptcy of a mortgagor.

         The principal  portion of Debt Service  Reductions will not be allocated in reduction of the Current  Principal  Amount of any class of  Certificates.  Regardless of when they occur,  Debt Service  Reductions  may reduce the amount of available  funds that would otherwise be available for distribution on a distribution  date. As a result of the  subordination  of the Subordinate  Certificates in right of  distribution  of available  funds to the Senior  Certificates,  any Debt Service  Reductions will be borne by the Subordinate
Certificates (to the extent then outstanding) in inverse order of priority.

         Any  allocation  of a principal  portion of a Realized Loss to a  Certificate  will be made by reducing the Current  Principal
Amount  thereof  by the amount so  allocated  as of the  distribution  date in the month  following  the  calendar  month in which such
Realized Loss was incurred.

         An  allocation of a Realized  Loss on a pro rata basis among two or more classes of  Certificates  means an allocation to each such class of Certificates on the basis of its then  outstanding  Current  Principal  Amount prior to giving effect to distributions to be made on such distribution date.

         The interest  portion of Realized  Losses will be allocated among the  outstanding  related  classes of  Certificates  offered hereby to the extent described under "Distributions on the Certificates--Interest" above.

                                                      S-40

         In the event that the Servicer or any  subservicer  recovers any amount in respect of a Liquidated  Mortgage Loan with respect to which a Realized  Loss has been  incurred  after  liquidation  and  disposition  of such mortgage  loan,  any such amount,  which is referred to in this prospectus  supplement as a Subsequent Recovery,  will be distributed as part of available funds in accordance with the priorities  described under  "Description of the  Certificates-Distributions  on the  Certificates" in this prospectus  supplement.
Additionally,  the Current  Principal  Amount of each class of  Subordinate  Certificates  that has been reduced by the allocation of a
Realized Loss to such  Certificate  will be increased,  in order of seniority,  by the amount of such Subsequent  Recovery,  but not in excess  of the  amount of any  Realized  Losses  previously  allocated  to such  class of  Certificates  and not  previously  offset by
Subsequent  Recoveries.  Holders of such  Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for an Interest Accrual Period preceding the distribution date on which such increase occurs.

         Subsequent  Recoveries on the related  mortgage loans will be allocated  first to the  Certificate  Insurer for payment of any
Reimbursement  Amounts for such  distribution  date in respect of any Deficiency  Amount  described in clauses (a)(2) or (b)(y) of such definition set forth herein under "The Certificate  Insurance Policy",  but only to the extent of the portion of Subsequent  Recoveries that were paid by the  Certificate  Insurer for  Realized  Losses that were  allocated  to the Class  II-A-2  Certificates  paid by the
Certificate Insurer.

Allocation of Realized Losses

         The Applied  Realized  Loss Amount for the mortgage  loans shall be allocated  first to the Class B-7,  Class B-6,  Class B-5,
Class B-4,  Class B-3,  Class B-2 and Class B-1  Certificates,  sequentially  in that order,  in each case until the Current  Principal
Amount of such class has been  reduced to zero.  Thereafter,  the  principal  portion  of  Realized  Losses on (I) the group I mortgage loans will be allocated on any  distribution  date to the Class I-A Certificates  until the Current  Principal Amount of such class has been reduced to zero,  (II) the group II mortgage  loans will be allocated on any  distribution  date to the Class II-A-2  Certificates and the Class II-A-1  Certificates,  sequentially in that order, until the Current Principal Amount of each such class has been reduced to zero, (III) the group III mortgage loans will be allocated on any  distribution  date to the Class III-A-3  Certificates,  the Class
III-A-2  Certificates  and the Class III-A-1  Certificates on a pro rata basis,  until the Current  Principal Amount of each such class has been reduced to zero,  (provided  that Realized  Losses on the group III mortgage  loans  otherwise  allocable to the Class III-A-1
Certificates  will instead by allocated to the Class  III-A-2  Certificates  until the Current  Principal  Amount of the Class  III-A-2
Certificates  has been reduced to zero) and (IV) the group IV mortgage  loans will be allocated on any  distribution  date to the Class
IV-A-3  Certificates,  the Class IV-A-2 Certificates and the Class IV-A-1  Certificates,  sequentially in that order, until the Current
Principal  Amount  of each  such  class  thereof  has been  reduced  to zero.  Realized  losses  will not be  allocated  to the Class X
Certificates.

         No reduction of the Current  Principal Amount of any class will be made on any distribution date on account of Realized Losses to the extent that such allocation would result in the reduction of the aggregate  Current  Principal Amounts of all Certificates as of
such  distribution  date, after giving effect to all  distributions  and prior  allocations of Realized Losses on the mortgage loans on such date,  to an amount less than the  aggregate  Stated  Principal  Balance of all of the  mortgage  loans as of the first day of the month of such distribution date. The limitation described in this paragraph is referred to herein as the Loss Allocation Limitation.

Excess Spread and Overcollateralization Provisions

         Excess  Spread  will be  required  to be  applied as an Extra  Principal  Distribution  Amount  with  respect  to the  Offered
Certificates whenever the  Overcollateralization  Amount is less than the  Overcollateralization  Target Amount. If on any distribution date,  after giving effect to allocations of Principal  Distribution  Amounts,  the aggregate  Current  Principal Amount of the Offered
Certificates  exceeds the aggregate Stated Principal  Balance of the mortgage loans for such  distribution  date, the Current Principal
Amounts of the Subordinate  Certificates will be reduced,  in inverse order of seniority  (beginning with the Class B Certificates with the highest numerical designation) by an amount equal to such excess.  Any such reduction is an Applied Realized Loss Amount.

Pass-Through Rates

         The pass-through rate per annum for the Class I-A, Class II-A-1,  Class II-A-2, Class III-A-1,  Class III-A-2,  Class III-A-3,
Class IV-A-1, Class IV-A-2 and Class B Certificates will be equal to the least of:

                                                      S-41

1.       the London  interbank  offered  rate for one month  United  States  dollar  deposits,  which we refer to as  One-Month  LIBOR, calculated as described below under "--Calculation of One-Month LIBOR", plus the related Margin;

2.       10.50% per annum; and

3.       the related Net Rate Cap.

         The pass-through rate per annum for the Class IV-A-3 Certificates will be equal to the least of:

1.       the 12-month moving average yield on United States Treasury  Securities  adjusted to a constant maturity of one year, which we refer to as One-Year MTA,  calculated  as described  below under  "--Calculation  of One-Year  MTA",  plus the related
         Margin; and

2.       the related Net Rate Cap.

         The pass-through rate for the Class IV-X Certificates will be a fixed rate equal to 1.000% per annum.

                  Calculation of One-Month LIBOR

         On the second LIBOR business day preceding the  commencement  of each Interest  Accrual  Period for the Offered  Certificates,
which date we refer to as an interest  determination  date, the Trustee will determine One-Month LIBOR for such Interest Accrual Period on the basis of such rate as it appears on Telerate  Screen Page 3750,  as of 11:00 a.m.  London  time on such  interest  determination date.  If such rate does not appear on such page,  or such other page as may replace that page on that  service,  or if such service is no longer  offered,  such other  service for  displaying  LIBOR or  comparable  rates as may be  reasonably  selected  by the  Trustee,
One-Month LIBOR for the applicable  Interest  Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Interest Accrual Period.

         The  Reference  Bank Rate with  respect to any Interest  Accrual  Period,  means the  arithmetic  mean,  rounded  upwards,  if necessary,  to the nearest whole  multiple of 0.03125%,  of the offered rates for United States dollar  deposits for one month that are quoted by the Reference  Banks, as described below, as of 11:00 a.m., New York City time, on the related  interest  determination  date to prime  banks in the London  interbank  market  for a period of one month in amounts  approximately  equal to the  aggregate  Current
Principal Amount of all Classes of Offered  Certificates  for such Interest  Accrual Period,  provided that at least two such Reference
Banks  provide such rate.  If fewer than two offered  rates  appear,  the  Reference  Bank Rate will be the  arithmetic  mean,  rounded upwards,  if  necessary,  to the nearest whole  multiple of 0.03125%,  of the rates quoted by one or more major banks in New York City, selected by the Trustee,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  dollars to leading European banks for a period of one month in amounts  approximately  equal to the aggregate Current Principal Amount of all Classes of Offered  Certificates.
As used in this  section,  LIBOR  business  day means a day on which banks are open for  dealing in foreign  currency  and  exchange in
London and New York City;  and Reference  Banks means leading banks selected by the Trustee and engaged in  transactions  in Eurodollar deposits in the international Eurocurrency market:

1.       with an established place of business in London,

2.       which have been designated as such by the Trustee, and

3.       which are not controlling, controlled by, or under common control with, the Depositor or the Sponsor.

         The establishment of one-month LIBOR on each interest  determination date by the Trustee and the Trustee's  calculation of the pass-through  rates  applicable to the related Offered  Certificates  for the related  Interest Accrual Period shall, in the absence of manifest error, be final and binding.

                                                      S-42

Calculation of One-Year MTA

         The Trustee will determine  One-Year MTA for the related  Interest Accrual Period as published by the Federal Reserve Board in the Federal  Reserve  Statistical  Release  'Selected  Interest Rates (H.15)',  determined by averaging the monthly yields for the most recently  available  twelve months.  The One-Year MTA figure used to determine the pass-through  rate on the Class IV-A-3  Certificates will be based on One-Year MTA as of fifteen days before the beginning of the related  Interest  Accrual  Period.  If One-Year MTA is no longer available,  the index used to determine the pass-through  rate on the Class IV-A-3  Certificates will be the same index selected to determine the interest rates on the related mortgage loans. The  establishment of One-Year MTA on each interest  determination  date by the Trustee and the Trustee's  calculation of the  pass-through  rates  applicable to the Class IV-A-3  Certificates for the related
Interest Accrual Period shall, in the absence of manifest error, be final and binding.

Optional Purchase of Defaulted Loans

         With respect to any mortgage  loan which as of the first day of a Fiscal  Quarter is  delinquent in payment by 90 days or more or is an REO  Property,  the  Sponsor  shall  have the right to  purchase  such  mortgage  loan from the trust at a price  equal to the
Repurchase  Price;  provided,  however  (i) that such mortgage loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this  purchase option, if not theretofore  exercised,  shall terminate on the date prior to the last day of the related Fiscal Quarter.  This purchase option,  if not exercised,  shall not be thereafter  reinstated unless the delinquency is cured and the mortgage loan thereafter  again becomes 90 days or more  delinquent or becomes an REO Property,  in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

Restrictions on Transfer of the Residual Certificates

         The   Residual   Certificates   will  be  subject  to   additional   restrictions   described   under   "Federal   Income  Tax
Consequences--REMICS--Tax  and  Restrictions  on Transfers of REMIC Residual  Certificates  to Certain  Organizations"  and "--Taxation of
Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the prospectus.

                                                            THE CERTIFICATE INSURANCE POLICY

         The following summary of terms of the Class II-A-2  certificate  insurance policy,  referred to in this prospectus  supplement as the Policy, to be issued by Ambac Assurance Corporation, or the Certificate Insurer.

         The  Certificate  Insurer  will  issue the  Policy  for the  benefit of the  holders  of the Class  II-A-2  Certificates.  The
Certificate  Insurer,  in  consideration  of the  payment  of the  premium  and  subject  to the terms of the  Policy,  unconditionally guarantees  the  payment  of  Insured  Amounts  (as  defined  below)  to the  Trustee  on  behalf of the  holders  of the Class  II-A-2
Certificates.  The  Certificate  Insurer will pay Insured  Amounts  which are Due for Payment (as defined  below) to the Trustee on the later of (1) the  distribution  date the Insured  Amount is  distributable  to the holders of the Class II-A-2  Certificates  under the
Agreement,  and (2) the second  business  day  following  the  business  day upon which the  Certificate  Insurer  shall have  received telephonic or telecopy  notice,  subsequently  confirmed in writing the original of which is sent by registered or certified mail, from the Trustee,  specifying  that an Insured  Amount is due in accordance  with the terms of the Policy;  provided that, if such notice is received after 12:00 noon,  New York City time, on such business day, it shall be deemed to be received on the following  business day.
If any such notice is not in proper form or is otherwise  insufficient for the purpose of making a claim under the Policy,  it shall be deemed not to have been received for purposes of this paragraph,  and the Certificate  Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected notice.

         The  Certificate  Insurer's  obligation  under the Policy  will be  discharged  to the extent  that funds are  received by the
Trustee for payment to the holders of the Class  II-A-2  Certificates  whether or not those  funds are  properly  paid by the  Trustee.
Payments of Insured  Amounts  will be made only at the time set forth in the Policy,  and no  accelerated  payments of Insured  Amounts will be made regardless of any  acceleration  of the Class II-A-2  Certificates,  unless the  acceleration is at the sole option of the
Certificate Insurer.

                                                      S-43

         For  purposes of the Policy,  a holder does not and may not include any of the  Trustee,  the  Sponsor,  the  Depositor or the
Servicer, or any of their affiliates, unless otherwise agreed to by the Certificate Insurer.

         The Policy  will not cover  Prepayment  Interest  Shortfalls,  Basis Risk  Shortfalls  or any  shortfalls  resulting  from Net
Deferred  Interest or from the  application  of the Relief Act or similar state laws  allocated to the Class II-A-2  Certificates,  nor does the Policy guarantee to the holders of the Class II-A-2  Certificates any particular rate of principal payment.  In addition,  the
Policy does not cover shortfalls,  if any,  attributable to the liability of the trust, any REMIC, the Trustee or any holder of a Class
II-A-2  Certificate  for  withholding  taxes,  if any,  (including  interest and penalties in respect of any liability for  withholding taxes) nor any risk other than Nonpayment (as defined below),  including the failure of the Trustee to make any payment  required under the  Agreement  to the  holders of the Class  II-A-2  Certificates.  The Policy will not cover any  reduction  in the amount of Current
Interest payable to the holders of the Class II-A-2  Certificates on any distribution  date due to the pass-through rate for such class of Certificates exceeding the related Net Rate Cap for such class of Certificates on such distribution date.

         No person other than the Trustee shall be entitled to present the Notice.

         The  Certificate  Insurer will be  subrogated to the rights of each holder of the Class II-A-2  Certificates  to the extent of any payment by the Certificate Insurer under the Policy.

         The Certificate  Insurer agrees that if it shall be subrogated to the rights of the holders of the Class II-A-2  Certificates, no recovery of such payment will occur unless the full amount of such holders'  allocable  distributions for such distribution date can be made.  In so doing,  the  Certificate  Insurer  does not waive its rights to seek full  payment  of all  Reimbursement  Amounts  (as defined below) owed to it under the Agreement.

         The Policy and the obligations of the  Certificate  Insurer  thereunder  will terminate  without any action on the part of the
Certificate  Insurer or any other  person on the date that is one year and one day  following  the  earlier to occur of (i) the date on which all amounts  required to be paid on the Class II-A-2  Certificates  have been paid in full and (ii) the Final  Distribution  Date
(as defined below).  Upon termination of the Policy,  the Trustee will forthwith  deliver the original of the Policy to the Certificate
Insurer.

         Pursuant to the  Policy,  the  Certificate  Insurer  will pay any  Preference  Amount (as  defined  below) when due to be paid pursuant  to the  Order  (as  defined  below),  but in any event no  earlier  than the third  business  day  following  receipt  by the
Certificate Insurer of (i) a certified copy of a final,  non-appealable order of a court or other body exercising  jurisdiction in such insolvency  proceeding to the effect that the Trustee or holder of a Class II-A-2  Certificate,  as  applicable,  is required to return such  Preference  Amount paid during the term of the Policy because such payments were avoided as a preferential  transfer or otherwise rescinded  or required to be restored by the Trustee or holder of a Class  II-A-2  Certificate  (the  "Order"),  (ii) a notice by or on behalf of the Trustee or holder of a Class II-A-2  Certificate  that the Order has been  entered and is not subject to any stay,  (iii)
an assignment,  in form and substance  satisfactory to the Certificate Insurer, duly executed and delivered by the Trustee or holder of a Class  II-A-2  Certificate,  irrevocably  assigning  to the  Certificate  Insurer all rights and claims of the Trustee or such holder relating to or arising  under the  Agreement  against the trust fund or  otherwise  with respect to such  Preference  Amount and (iv) a notice (in the form provided in the Policy) appropriately  completed and executed by the Trustee;  provided, that if such documents are received  after 12:00 noon,  New York City time on such business  day,  they will be deemed to be received the following  business day;
provided  further,  that the  Certificate  Insurer  shall not be  obligated  to make any  payment in respect of any  Preference  Amount representing  a payment of  principal  on the Class  II-A-2  Certificates  prior to the time the  Certificate  Insurer  would have been required to make a payment in respect of such  principal  pursuant to the Policy.  Such payment  shall be  disbursed  to the  receiver, conservator,  debtor-in-possession  or trustee in bankruptcy  named in the Order, and not to the Trustee or to the holders of the Class
II-A-2  Certificates  directly,  unless a holder of a Class II-A-2 Certificate has made a payment of the Preference Amount to the court or such  receiver,  conservator,  debtor-in-possession  or trustee in  bankruptcy  named in the  Order,  in which case the  Certificate
Insurer will pay to the Trustee on behalf of such holder,  subject to the delivery of (a) the items  referred to in clauses (i),  (ii),
(iii) and (iv) above to the Certificate  Insurer and (b) evidence  satisfactory  to the Certificate  Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

                                                      S-44

         As used in the Policy, the following terms shall have the following meanings:

         "Deficiency  Amount"  shall  mean (a) for any  distribution  date  prior to the Final  Distribution  Date,  the sum of (1) the excess,  if any, of the Current Interest on the Class II-A-2  Certificates  over the funds available on such  distribution  date to pay the Current  Interest on the Class  II-A-2  Certificates  and (2) the amount,  if any, of any  Realized  Losses  allocable to the Class
II-A-2  Certificates on such  distribution  date (after giving effect to all distributions to be made thereon on such distribution date other than  pursuant to the  Policy)  and (b) for the Final  Distribution  Date,  the sum of (x) the amount set forth in clause  (a)(1)
above and (y) the  outstanding  Current  Principal  Amount of the Class II-A-2  Certificates,  after  giving  effect to all payments of principal  on the Class II-A-2  Certificates  on such Final  Distribution  Date,  other than  pursuant to a claim on the Policy on that distribution date.

         "Due For Payment" shall mean with respect to an Insured  Amount,  the  distribution  date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

         "Final Distribution Date" shall mean for the Class II-A-2 Certificates, the distribution date occurring in May 2036.

         "Insured Amounts" shall mean, with respect to any distribution date, any Deficiency Amount for such distribution date.

         "Insured  Payments" shall mean, with respect to any  distribution  date, the aggregate amount actually paid by the Certificate
Insurer to the Trustee in respect of (i) Insured  Amounts for a distribution  date and (ii)  Preference  Amounts for any given business day.

         "Late Payment Rate" shall mean for any  distribution  date,  the lesser of (i) the greater of (a) the rate of interest,  as it is publicly  announced  by Citibank,  N.A. at its  principal  office in New York,  New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank,  N.A.) plus 2% and (b) the then  applicable  highest rate of interest on the Class  II-A-2  Certificates  and (ii) the maximum  rate  permissible  under  applicable  usury or similar  laws limiting  interest  rates.  The Late  Payment  Rate shall be computed on the basis of the actual  number of days elapsed over a year of
360 days.

         "Nonpayment"  shall mean,  with respect to any  distribution  date, when an Insured Amount is Due For Payment but has not been paid pursuant to the Agreement.

         "Preference Amount" means any amount payable on the Class II-A-2  Certificates,  which has become Due For Payment and which is made to the Class II-A-2 Certificate,  as applicable,  by or on behalf of the Trust, which has been deemed a preferential  transfer and theretofore  recovered from its holder pursuant to the United States  Bankruptcy Code in accordance with a final,  nonappealable  order of a court of competent jurisdiction.

         "Reimbursement  Amount" shall mean, as to any  distribution  date, (i) all Insured  Payments paid by the Certificate  Insurer, but for which the  Certificate  Insurer has not been reimbursed  prior to such  distribution  date, plus (ii) interest  accrued on such
Insured Payments not previously repaid calculated at the Late Payment Rate, from the date such Insured Payments were made.

         The Policy is not  cancelable.  The premium on the Policy is not refundable  for any reason  including  payment,  or provision being made for payment, prior to maturity of the Class II-A-2 Certificates.

         The Policy is issued under and shall be  construed  under,  the laws of the State of New York,  without  giving  effect to the conflict of laws principles thereof.

         THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE  PROPERTY/CASUALTY  INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76
OF THE NEW YORK INSURANCE LAW.

                                                      S-45

The Certificate Insurer

         The  information  set forth in the following  paragraphs has been provided by Ambac  Assurance  Corporation,  the  Certificate
Insurer.

         Ambac Assurance  Corporation,  the Certificate  Insurer,  is a financial guarantee insurance company that is primarily engaged in  guaranteeing  public  finance and  structured  finance  obligations.  The  Certificate  Insurer is  licensed to transact  financial guarantee and surety business in all 50 states,  the District of Columbia,  the  Commonwealth of Puerto Rico, the Territory of Guam and
the U.S.  Virgin  Islands.  The  Certificate  Insurer is subject to the insurance laws and  regulations of the State of Wisconsin,  its state of  incorporation,  and the insurance  laws and  regulations  of other states in which it is licensed to transact  business.  The
Certificate  Insurer is a wholly-owned  subsidiary of Ambac  Financial  Group,  Inc.("Ambac  Financial  Group"),  a 100%  publicly-held company.  The Certificate  Insurer has earned triple-A  financial  strength ratings from Moody's Investors  Service,  Inc.,  Standard &
Poor's Ratings Services, Fitch, Inc., and Rating and Investment Information, Inc.

         The  following  table sets forth the  capitalization  of the  Certificate  Insurer and  subsidiaries  as of December 31, 2004,
December 31, 2005 and March 31, 2006 in conformity with U. S. generally accepted accounting principles.

                                             Ambac Assurance Corporation and Subsidiaries

                                                   CONSOLIDATED CAPITALIZATION TABLE

                                                         (Dollars in Millions)

                                           December 31, 2004    December 31, 2005     March 31, 2006
                                          ------------------ -------------------  -------------------
                                                                                      (undaudited)

Unearned premiums......................           $2,783               $2,966               $2,978
Long -term                                         1,074                1,042                1,090
debt........................Long-term
debt..............................
Notes payable to affiliates............                -                    -                    -
Other liabilities......................            2,199                1,996                1,855
Total liabilities......................            6,056                6,004                5,923
Stockholder's equity
   Common stock........................               82                   82                   82
   Additional paid-in capital..........            1,233                1,453                1,463
   Accumulated other comprehensive
       income..........................              238                  137                   71
   Retained earnings...................            4,094                4,499                4,690
Total stockholder's equity.............            5,647                6,171                6,306
Total liabilities and stockholder's              $11,703              $12,175              $12,229
equity.................................

---------------------------------------------------------------------------------------------------------------------------------------

         There has been no material adverse change in the  capitalization  of the Certificate  Insurer and subsidiaries  from March 31,
2006 to the date of this prospectus supplement.

         For additional financial  information  concerning the Certificate  Insurer, see the audited consolidated  financial statements of the Certificate Insurer incorporated by reference herein.

                                                      S-46

         Incorporation of Certain Documents by Reference

         The portions of the following  documents  relating to the Certificate  Insurer,  which have been filed with the Securities and
Exchange  Commission (the  "Commission") by Ambac Financial Group,  Inc.  (Commission File No. 1-10777),  are incorporated by reference into this prospectus supplement.  Any information referenced in this way is considered part of this prospectus supplement.

         o     The consolidated  financial  statements of the Certificate  Insurer and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the  three-year  period ended  December 31, 2005,  prepared in  accordance  with U.S.  generally  accepted accounting  principles,  included in the Annual Report on Form 10-K of Ambac Financial  Group,  Inc. for the fiscal year ended December
31, 2005 and filed on March 13, 2006.

         o     Ambac Financial Group's Current Report on Form 8-K dated and filed on April 26, 2006.

         The Certificate  Insurer's  consolidated  financial  statements and all other information  relating to the Certificate Insurer and  subsidiaries  included in Ambac  Financial  Group's  periodic  reports  filed with the  Commission  subsequent to the date of this prospectus  supplement  and prior to the  termination  of the offering of the  Certificates  shall,  to the extent  filed  (rather than furnished  pursuant to Item 9 of Form 8-K), be deemed to be incorporated by reference into this prospectus  supplement and to be a part hereof from the respective dates of filing of such reports.

         Any statement contained in a document  incorporated in the prospectus  supplement by reference shall be modified or superseded for the purposes of this prospectus  supplement to the extent that a statement contained in a subsequently filed document  incorporated by reference herein modifies or supersedes such statement.  Any statement so modified or superseded  shall not be deemed,  except as so modified or superseded, to constitute a part of this prospectus supplement.

         Copies of all information  regarding the Certificate  Insurer that is incorporated by reference in this prospectus  supplement can be read and copied at the Commission's website at  http://www.sec.gov,  the Commission's public reference room at 450 Fifth Street,
N.W.,  Washington,  D.C.  20549,  and the offices of the NYSE, 20 Broad Street,  New York,  New York 10005.  Copies of the  Certificate
Insurer's annual statement for the year ended December 31, 2005 prepared on the basis of accounting  practices  prescribed or permitted by the State of Wisconsin  Office of the  Commissioner of Insurance,  are available  without charge from the Certificate  Insurer.  The address of the  Certificate  Insurer's  administrative  offices and its telephone  number are One State Street Plaza,  19th Floor,  New
York, New York 10004 and (212) 668-0340.

         Other Information

         The  Certificate  Insurer  makes no  representation  regarding  the  Certificates  or the  advisability  of  investing  in the
Certificates.  The Certificate Insurer has not independently  verified, is not responsible for, and makes no representation  regarding, the accuracy or  completeness  of this  prospectus  supplement,  other than the  information  supplied by the  Certificate  Insurer and presented,  included or  incorporated  by  reference  in this  prospectus  supplement  under the  heading  "The  Certificate  Insurance
Policy--The Certificate Insurer."

                                                  YIELD AND PREPAYMENT CONSIDERATIONS

         General

         The yield to maturity on each class of Offered  Certificates  will be  primarily  affected by the rate and timing of principal payments on the related mortgage loans,  including  prepayments,  the allocation of principal payments on such mortgage loans among the related classes of Offered  Certificates,  Realized Losses and interest  shortfalls on the mortgage loans,  the  pass-through  rates on such Certificates, the purchase price paid for such Certificates and the amount of Excess Spread.

                                                      S-47

         The mortgage  interest rates on the mortgage loans will adjust monthly  (except during an initial  fixed-rate  period for some of the  mortgage  loans of  generally  up to four  months)  and may vary  significantly  over  time.  When a mortgage  loan  begins its adjustable  period,  increases  and decreases in the mortgage  interest rate on that mortgage loan will be calculated  for each monthly accrual  period  based on the index as of a  specified  date.  The  index may not rise and fall  consistently  with  mortgage  interest rates.  As a result,  the mortgage  interest  rates on the mortgage loans at any time may not equal the  prevailing  mortgage  interest rates for  similar  adjustable-rate  loans  and  accordingly  the  prepayment  rate may be lower or  higher  than  would  otherwise  be anticipated.  Moreover, each mortgage loan is subject to a maximum interest rate.

         Although  mortgage  interest  rates will  increase  (subject to a maximum  interest  rate) or  decrease  as the index  changes
(following the initial  fixed-rate  period, if applicable),  the Monthly Payments on the mortgage loans generally will adjust only once a year.  As a result,  an  increase or  decrease  in the index will cause the  amortization  of the  mortgage  loans to  decelerate  or accelerate,  thereby  causing a corresponding  change in the  amortization  of the  Certificates.  In the event that an increase in the index causes the interest due on a mortgage loan for a given month to exceed the current minimum  monthly  payment for that month,  the shortfall in interest will be added to the  outstanding  principal  balance of that mortgage  loan as Deferred  Interest.  In addition, because the initial minimum  monthly payment is set based on the initial fixed rate rather than the sum of the Margin and  then-current applicable  Index,  it is likely that the minimum  monthly  payment will be less than the interest due on that  mortgage loan during at least the first year of a mortgage  loan.  If a mortgagor  only pays the minimum  monthly  payment  due,  there will likely be negative amortization  on the mortgage  loan until the fifth  anniversary  of the Due Date when the minimum  monthly  payment will be reset to a fully amortizing amount.

Prepayment Considerations

         The rate of principal payments on each class of Offered  Certificates,  the aggregate amount of distributions on each class of
Offered  Certificates  and the yield to  maturity  of each  class of  Offered  Certificates  will be  related to the rate and timing of payments of principal on the related mortgage loans.  The rate of principal  payments on the mortgage loans will in turn be affected by the amortization  schedules of the mortgage loans and by the rate and timing of Principal  Prepayments on the mortgage loans (including for this purpose payments resulting from refinancings,  liquidations of the mortgage loans due to defaults,  casualties,  condemnations and  repurchases,  whether optional or required).  The mortgage loans generally may be prepaid by the mortgagors at any time;  however, as described  under  "Description of the Mortgage Loans" in this prospectus  supplement,  with respect to  approximately  83.74% of the mortgage  loans, a prepayment may subject the related  mortgagor to a prepayment  charge.  Prepayment  charges may be restricted  under some state laws as  described  under  "Legal  Aspects of  Mortgage  Loans--Enforceability  of  Certain  Provisions"  in the  prospectus.
Prepayment  charges may be restricted  under some state laws as described  under "Legal  Aspects of the Loans" in the  prospectus.  All prepayment  charges with respect to the mortgage  loans will be paid to the holders of the Class XP  Certificates.  All of the mortgage loans contain due-on-sale clauses.

         Because the interest  rate on each  mortgage loan adjusts  monthly  (after any initial  fixed period) and the minimum  monthly payment  adjusts  annually,  the portion of the monthly  payment that will be applied to reduce the  principal  balance of the mortgage loan may vary.

         The  negative  amortization  feature  of the  mortgage  loans may  affect  the yield on the  Certificates.  As a result of the negative  amortization  of the mortgage  loans,  the  outstanding  principal  balance of a mortgage loan will increase by the amount of
Deferred  Interest as described in this  prospectus  supplement  under  "Description of the  Certificates--Interest."  During periods in which the  outstanding  principal  balance of a mortgage loan is increasing  due to the addition of Deferred  Interest,  the increasing principal  balance of the mortgage loan may approach or exceed the value of the related  mortgaged  property,  thus increasing both the likelihood of defaults and the risk of loss on any mortgage  loan that is required to be  liquidated.  Furthermore,  each mortgage loan provides  for the  payment of any  remaining  unamortized  principal  balance of such  mortgage  loan (due to the  addition of Deferred
Interest,  if any, to the principal  balance of the mortgage loan) in a single  payment at the maturity of the mortgage  loan.  Because the mortgagors may be so required to make a larger single payment upon maturity,  it is possible that the default risk  associated with the  mortgage  loans is greater  than that  associated  with fully  amortizing  mortgage  loans.  The rate of Deferred  Interest on the mortgage loans will also affect the rate of principal  distributions  on the related  certificates  because  scheduled and  unscheduled principal collections on the mortgage loans will be applied to cover Deferred Interest on the mortgage loans.

                                                      S-48

         Principal  Prepayments,  liquidations  and  repurchases  of the mortgage  loans together with payments from the Final Maturity
Reserve  Account,  will  result in  distributions  in respect of  principal  to the holders of the related  Offered  Certificates  then entitled to receive these  principal  distributions  that  otherwise  would be  distributed  over the  remaining  terms of the mortgage loans.  See "Maturity  and  Prepayment  Considerations"  in the  prospectus.  Since the rate and timing of payments of principal on the mortgage  loans will depend on future events and a variety of factors (as described  more fully in this  prospectus  supplement  and in the prospectus under "Yield  Considerations"  and "Maturity and Prepayment  Considerations"),  no assurance can be given as to the rate of  Principal  Prepayments.  The  extent  to which  the  yield to  maturity  of any  class of  Offered  Certificates  may vary from the anticipated  yield will depend upon the degree to which they are  purchased at a discount or premium and the degree to which the timing of payments on the Offered  Certificates is sensitive to prepayments on the mortgage loans.  Further,  an investor should consider,  in the case of any Offered Certificate  purchased at a discount,  the risk that a slower than anticipated rate of Principal Prepayments on the  mortgage  loans could result in an actual yield to an investor  that is lower than the  anticipated  yield and, in the case of any
Offered  Certificate  purchased at a premium,  the risk that a faster than  anticipated  rate of principal  payments could result in an actual  yield to the investor  that is lower than the  anticipated  yield.  In general,  the earlier a  prepayment  of principal on the mortgage loans, the greater will be the effect on the investor's yield to maturity.  As a result,  the effect on an investor's yield of principal  payments  occurring  at a rate higher (or lower) than the rate  anticipated  by the investor  during the period  immediately following the issuance of the Offered  Certificates  would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         It is highly  unlikely  that the mortgage  loans will prepay at any constant  rate until  maturity or that all of the mortgage loans will prepay at the same rate.  Moreover,  the timing of  prepayments on the mortgage  loans may  significantly  affect the actual yield to maturity on the Offered  Certificates,  even if the average rate of principal  payments  experienced  over time is  consistent with an investor's expectation.

         Because principal  distributions are paid to some classes of Offered Certificates before other classes,  holders of classes of
Offered  Certificates  having a later  priority  of payment  bear a greater  risk of losses  than  holders of  classes  having  earlier priorities for distribution of principal.

         The rate of payments  (including  prepayments) on pools of mortgage loans is influenced by a variety of economic,  geographic, social and other factors.  If prevailing  mortgage rates fall significantly below the mortgage rates on the mortgage loans, the rate of prepayment (and refinancing)  would be expected to increase.  Conversely,  if prevailing  mortgage rates rise  significantly  above the mortgage  rates on the mortgage  loans,  the rate of  prepayment  on the mortgage  loans would be expected to decrease.  Other  factors affecting  prepayment of mortgage loans include  changes in mortgagors'  housing needs,  job transfers,  unemployment,  mortgagors' net equity in the mortgaged  properties and servicing  decisions.  In addition,  the existence of the applicable periodic rate cap, maximum mortgage  rate and minimum  mortgage  rate may effect the  likelihood  of  prepayments  resulting  from  refinancings.  There can be no certainty as to the rate of  prepayments  on the  mortgage  loans  during any period or over the life of the  Certificates.  See "Yield
Considerations" and "Maturity and Prepayment Considerations" in the prospectus.

         Excess  Spread.  The  weighted  average  life and  yield to  maturity  of each  class of  Offered  Certificates  will  also be influenced by the amount of Excess Spread  generated by the mortgage  loans and applied in reduction of the Current  Principal  Amounts of the  Certificates.  The level of Excess  Spread  available  on any  distribution  date to be applied  in  reduction  of the  Current
Principal Amounts of the Offered Certificates will be influenced by, among other factors,

o        the  overcollateralization  level of the assets in the mortgage pool at such time,  i.e.,  the extent to which interest on the related mortgage loans is accruing on a higher Stated Principal  Balance than the aggregate  Current Principal Amount of the certificates;

o        the delinquency and default experience of the related mortgage loans;

                                                      S-49

o        whether a Coupon Strip payment is required to be made;

o        the level of One-Month LIBOR and One-Year MTA; and

o        the provisions of the Agreement that permit  principal  collections to be distributed to the Class B-IO  Certificates  and the
         Residual Certificates in each case as provided in the Agreement when required  overcollateralization levels have been met.

         To the extent that greater  amounts of Excess Spread are distributed in reduction of the Current  Principal  Amount of a class of Offered  Certificates,  the weighted average life thereof can be expected to shorten. No assurance,  however, can be given as to the amount of Excess Spread to be distributed at any time or in the aggregate.

         The yields to maturity of the Offered  Certificates and, in particular the Subordinate  Certificates,  in the order of payment priority,  will be progressively  more sensitive to the rate,  timing and severity of Realized Losses on the related mortgage loans. If an Applied  Realized  Loss Amount is allocated to a class of Offered  Certificates,  that class will  thereafter  accrue  interest on a reduced  Current  Principal  Amount.  Although the Applied  Realized Loss Amount so allocated  may be recovered on future  distribution dates to the extent Excess  Cashflow is available for that purpose,  there can be no assurance  that those amounts will be available or sufficient.

         In general,  defaults on mortgage  loans are  expected to occur with  greater  frequency  in their early  years.  In addition, default  rates  generally  are higher for mortgage  loans used to refinance an existing  mortgage  loan.  In the event of a mortgagor's default on a mortgage loan,  there can be no assurance that recourse  beyond the specific  mortgaged  property  pledged as security for repayment will be available.

         The Sponsor  may,  from time to time,  implement  programs  designed to  encourage  refinancing.  These  programs may include, without limitation,  modifications of existing loans,  general or targeted  solicitations,  the offering of pre-approved  applications, reduced origination fees or closing costs or other financial incentives.  Targeted  solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property.  In addition,  the Sponsor may encourage assumptions of mortgage loans,  including  defaulted  mortgage loans, under which  creditworthy  borrowers assume the outstanding  indebtedness of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool underlying any trust,  the rate of Principal  Prepayments of the mortgage loans in the mortgage pool may be higher than would otherwise be the case and in some cases,  the average  credit or  collateral  quality of the mortgage  loans  remaining in the mortgage  pool may decline.

Interest Shortfalls and Realized Losses

         When a Principal  Prepayment in full is made on a mortgage  loan,  the mortgagor is charged  interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal  Prepayment,  instead of for a full month. When a partial
Principal  Prepayment is made on a mortgage loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the  prepayment  is made.  In addition,  the  application  of the Relief Act or similar  state law to any  mortgage  loan will adversely  affect,  for an  indeterminate  period of time,  the  ability of the  Servicer  to collect  full  amounts of interest on the mortgage loan. See "Material Legal Aspects of the Mortgage Loans--The  Servicemembers Civil Relief Act" in the prospectus.  Any interest shortfalls  resulting from a Principal  Prepayment in full or a partial  Principal  Prepayment are required to be paid by the Servicer, but only to the extent that such amount does not exceed the  Servicing  Fee on the  mortgage  loans  serviced by it for the related Due
Period.  The Servicer is not obligated to fund interest  shortfalls  resulting from the  application of the Relief Act or similar state law. See "Pooling and Servicing  Agreement--Servicing  and Other Compensation and Payment of Expenses" in this prospectus supplement and
"Legal Aspects of Mortgage Loans--The Servicemembers Civil Relief Act" in the prospectus.  Accordingly,  the effect of (1) any Principal
Prepayments on the mortgage loans, to the extent that any resulting  interest shortfall due to such Principal  Prepayments  exceeds any
Compensating  Interest  Payments or (2) any shortfalls  resulting from the  application of the Relief Act or similar state law, will be to reduce the aggregate amount of interest  collected that is available for distribution to holders of the certificates.  Any resulting shortfalls  will  be  allocated  among  the  Certificates  as  provided  in  this  prospectus  supplement  under  "Description  of  the
Certificates--Interest Distributions."  The certificate insurance policy will not cover any such interest shortfalls.

                                                      S-50

         The yields to maturity and the aggregate amount of distributions  on the Offered  Certificates  will be affected by the timing of  mortgagor  defaults  resulting  in Realized  Losses.  The timing of Realized  Losses on the mortgage  loans and the  allocation  of
Realized Losses to the related Offered  Certificates could significantly  affect the yield to an investor in the related  Certificates.
In addition,  Realized  Losses on the  mortgage  loans may affect the market  value of the  Certificates,  even if these losses are not allocated to the Certificates.

         The yield to maturity on the class of Subordinate  Certificates  then  outstanding  with the lowest  payment  priority will be extremely  sensitive  to losses on the  mortgage  loans and the timing of those  losses  because  the entire  amount of losses that are covered by  subordination  will be allocated to that class of  Subordinate  Certificates.  The Class II-A-2  Certificates  will be more sensitive to losses on the group II mortgage loans than the Class II-A-1  Certificates  because,  after the Current Principal Amount of
Subordinate  Certificates  has been reduced to zero,  the principal  portion of losses on the group II mortgage loans will be allocated to the Class  II-A-2  Certificates  until the  Current  Principal  Amount of that  class has been  reduced to zero.  The Class  III-A-2
Certificates  will be more  sensitive to losses on the group III mortgage loans than the Class III-A-3  Certificates  and Class III-A-1
Certificates  because,  after the Current Principal Amount of Subordinate  Certificates has been reduced to zero, the principal portion of losses on the group III mortgage  loans will be  disproportionately  allocated to the Class III-A-2  Certificates  until the Current
Principal  Amount of that class has been reduced to zero (at which  point,  the  principal  portion of losses on the group III mortgage loans  will be  allocated  pro rata  among  the Class  III-A-1  Certificates  and the Class  III-A-3  Certificates).  The Class  IV-A-3
Certificates  will be more  sensitive  to losses on the group IV mortgage  loans than the Class  IV-A-2  Certificates  and Class IV-A-1
Certificates  because,  after the Current Principal Amount of Subordinate  Certificates has been reduced to zero, the principal portion of losses on the group IV mortgage  loans will be allocated  to the Class IV-A-3  Certificates  until the Current  Principal  Amount of that class has been reduced to zero.  The Class IV-A-2  Certificates  will be more  sensitive to losses on the group IV mortgage  loans than the Class IV-A-1 Certificates  because,  after the Current Principal Amount of Class IV-A-3 Certificates has been reduced to zero, the principal  portion of losses on the group IV mortgage  loans will be allocated to the Class IV-A-2  Certificates  until the Current
Principal Amount of that class has been reduced to zero.

         As described under "Description of the Certificates--Allocation of Losses;  Subordination",  amounts otherwise distributable to holders of the Subordinate  Certificates may be made available to protect the holders of the senior certificates against  interruptions in distributions due to mortgagor  delinquencies,  to the extent not covered by Monthly Advances and amounts otherwise distributable to holders  of the  Subordinate  Certificates  with a lower  priority  may be  made  available  to  protect  the  holders  of  Subordinate
Certificates with a higher priority against  interruptions in  distributions.  Delinquencies on the mortgage loans may affect the yield to investors on the Subordinate  Certificates,  and, even if subsequently cured, will affect the timing of the receipt of distributions by the holders of the Subordinate Certificates.

Pass-Through Rates

         The yields to maturity on the Offered  Certificates will be affected by their  pass-through  rates. The pass-through  rates on the Offered  Certificates  will be sensitive to the adjustable  mortgage rates on the mortgage loans. As a result,  these  pass-through rates will be  sensitive  to the index on the  mortgage  loans,  any periodic  caps,  maximum and minimum  rates and the related  gross margins.

Assumed Final Distribution Date

         The assumed final distribution date for distributions on the Offered  Certificates (other than the Class II-A-2  Certificates, which  have an assumed  final  distribution  date of May 2036) is April  2036.  It is  intended  that  amounts  deposited  in the Final
Maturity Reserve Account will be sufficient to retire the Offered  Certificates on the assumed Final  distribution date even though the outstanding  Principal  Balance of the mortgage  loans having 40 year  original  terms to maturity have not been reduced to zero on the assumed  final  distribution  date.  Since the rate of payment  (including  prepayments)  of  principal  on the  mortgage  loans can be expected to exceed the scheduled rate of payments and could exceed the scheduled rate by a substantial  amount,  the disposition of the last  remaining  mortgage  loan  may be  earlier  and  could be  substantially  earlier,  than the  assumed  final  distribution  date.
Furthermore,  the actual final distribution date with respect to each class of Offered  Certificates could occur significantly  earlier than the assumed final  distribution  date because  Excess Spread to the extent  available and any amounts  available for  distribution from the Final Maturity  Reserve  Account will be applied as an  accelerated  payment of principal on the Offered  Certificates  to the extent  described in this  prospectus  supplement.  In addition,  the Depositor or its designee may, at its option,  repurchase all the mortgage loans from the trust and thereby effect the  termination of the trust and early  retirement of the  Certificates,  on or after any  distribution  date on which the aggregate  unpaid  principal  balances of the mortgage loans are less than 10% of the Cut-off Date
Stated  Principal   Balance  of  the  mortgage  loans.  See  "The  Pooling  and  Servicing   Agreement--Termination"   herein  and  "The
Agreements--Termination; Retirement of Securities" in the prospectus.

                                                      S-51

Weighted Average Life

         The  weighted  average  life refers to the amount of time that will elapse from the date of issuance of a security  until each dollar of principal of the security will be repaid to the  investor.  The weighted  average life of a Certificate  is determined by (a)
multiplying the amount of the reduction,  if any, of the Current  Principal  Amount of such Certificate by the number of years from the date of issuance of such  Certificate  to the  related  distribution  date,  (b) adding the  results  and (c)  dividing  the sum by the aggregate  amount of the net reductions in the Current  Principal  Amount of such  Certificate  referred to in clause (a). The weighted average life of the Offered  Certificates  of each class will be  influenced  by the rate at which  principal on the mortgage  loans is paid,  which may be in the form of scheduled  payments or prepayments  (including  prepayments of principal by the mortgagor as well as amounts received by virtue of condemnation, insurance or foreclosure with respect to the mortgage loans) and the timing thereof.

         Prepayments on mortgage loans are commonly  measured  relative to a prepayment  standard or model.  The prepayment  model used in this prospectus  supplement with respect to the mortgage  loans,  assumes a constant rate of prepayment each month or CPR,  relative to the then outstanding  principal  balance of a pool of mortgage loans similar to the mortgage loans. To assume a 25% CPR or any other
CPR is to assume that the stated  percentage  of the  outstanding  principal  balance of the related  mortgage pool is prepaid over the course of a year. No representation is made that the mortgage loans will prepay at these or any other rates.

         The Certificates were structured assuming,  among other things, a 25% CPR for the Certificates.  The prepayment  assumption to be used for pricing  purposes for the respective  Classes may vary as determined at the time of sale. The actual rate of prepayment may vary considerably from the rate used for any prepayment assumption.

         The tables following the next paragraph  indicate the percentages of the initial  principal amount of the indicated classes of
Offered  Certificates that would be outstanding  after each of the dates shown at various  percentages of the CPR and the corresponding weighted average life of the indicated class of Offered Certificates. The table is based on the following modeling assumptions:

         (1)......the mortgage pool consists of 586 mortgage loans with the characteristics set forth in the table below,

         (2)......the mortgage loans prepay at the specified percentages of the CPR,

         (3)......no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the mortgage loans,

         (4)......scheduled  payments on the mortgage  loans are received,  in cash, on the first day of each month,  commencing in May
2006 and are computed prior to giving effect to prepayments received on the last day of the prior month,

         (5)......prepayments are allocated as described herein assuming the loss and delinquency tests are satisfied,

                                                      S-52

         (6)......there are no  interest  shortfalls  caused by (a) the  application  of the  Relief  Act or  similar  state law or (b)
prepayments on the mortgage  loans,  which in the case of (b) have not been covered by Compensating  Interest  Payments and prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in April 2006,

         (7)......Scheduled  Monthly  Payments of principal  and  interest on the mortgage  loans are  calculated  on their  respective principal  balances (prior to giving effect to prepayments  received thereon during the preceding  calendar  month),  mortgage rate and remaining terms to stated maturity such that the mortgage loans will fully amortize by their stated maturities,

         (8)......the levels of One-Month LIBOR and One-Year MTA remain constant at 4.990% and 4.011%, respectively,

         (9)......the mortgage rate on each mortgage loan will be adjusted on each interest  adjustment  date (as  necessary) to a rate equal to the  applicable  Index (as described in 8 above),  plus the  applicable  gross margin,  subject to maximum  lifetime  mortgage rates, minimum lifetime mortgage rates and periodic caps (as applicable),

         (10).....Scheduled  Monthly  Payments  of  principal  and  interest  on each  mortgage  loan will be  adjusted  in the payment adjustment date set forth in the following table,  subject to periodic payment caps of 7.50%,  negative  amortization limits of 110% or
115%,  as  applicable,  rate change  frequencies  of 1 month  (after  expiration  of the initial  teaser  periods)  and payment  change frequencies of twelve months,

         (11).....the initial  principal  amounts and  notional  amounts of the  Certificates  are as set forth on pages S-2 hereof and under "Summary of Terms--Description of the Certificates,"

         (12).....distributions in respect of the Offered  Certificates are received in cash on the 25th day of each month,  commencing in May 2006,

         (13).....the Offered Certificates are purchased on April 28, 2006,

         (14).....the Servicing Fee Rate remains constant,

         (15).....neither the Depositor nor its designee  exercises the option to repurchase  the mortgage  loans  described  under the caption "The Pooling and Servicing Agreement--Termination," and

         (16).....the  certificates  will be paid in  full  on the  distribution  date in  April  2036  (other  than  the  Class  II-A2
Certificates,  which  will be paid in full on the  distribution  date in May 2036)  without  application  of the  amounts  in the Final
Maturity Reserve Account.

                                                      S-53

                                                       MORTGAGE LOAN ASSUMPTIONS

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

    1          I        1,614,509.46    7.5975350309    7.2225350309     5,199.32     360          358         2.8475350309

    2          I        1,026,300.14    7.8201157473    7.4451157473     3,801.37     360          358         3.0701157473

    3          I          487,162.57    8.2500000000    7.8750000000     2,057.43     360          358         3.5000000000

    4          I        2,242,057.49    7.5256140343    7.1506140343     7,206.67     360          357         2.7756140343

    5          I        5,382,093.45    7.8604402080    7.4854402080    19,873.03     360          357         3.1104402080

    6          I        2,018,244.37    8.0925619478    7.7175619478     8,503.99     360          357         3.3425619478

    7          I          940,454.16    7.5000000000    7.1250000000     3,015.37     360          356         2.7500000000

    8          I          297,653.17    8.0000000000    7.6250000000     1,096.48     360          356         3.2500000000

    9          I          320,222.93    7.6563881879    7.2813881879     1,349.12     360          356         3.1250000000

    10         I          351,403.27    7.7500000000    7.3750000000       890.06     480          478         3.0000000000

    11         I          745,982.88    8.0291164675    7.6541164675     2,262.12     480          478         3.2791164675

    12         I          604,884.94    7.8953251093    7.5203251093     2,169.40     480          478         3.1453251093

    13         I        2,355,851.66    7.4876388832    7.1126388832     5,945.68     480          477         2.8953054933

    14         I        3,899,046.03    8.0284232971    7.6534232971    11,775.43     480          477         3.2784232971

    15         I        1,322,176.87    8.2500000000    7.8750000000     4,717.89     480          477         3.5000000000

    16         I          160,629.66    7.1250000000    6.7500000000       484.52     480          476         3.2500000000

    17         I          320,814.65    7.8750000000    7.5000000000     1,182.04     360          356         3.1250000000

    18         I          140,561.16    8.2500000000    7.8750000000       517.47     360          357         3.5000000000

    19         I          948,688.46    7.8374955396    7.4624955396     3,508.26     360          358         3.0874955396

    20         I          585,583.27    8.2500000000    7.8750000000     2,468.92     360          358         3.5000000000

    21         I        3,979,309.58    7.9844804925    7.6094804925    12,787.00     360          357         3.2344804925

    22         I        6,568,689.32    7.9806921687    7.6056921687    24,265.27     360          357         3.2573362598

    23         I        1,950,926.28    8.1506476836    7.7756476836     8,213.72     360          357         3.4006476836

    24         I          501,136.78    7.3750000000    7.0000000000     1,848.10     360          356         3.5000000000

    25         I          784,430.17    8.0000000000    7.6250000000     1,987.33     480          478         3.2500000000

    26         I        1,077,299.88    8.2500000000    7.8750000000     3,260.70     480          478         3.5000000000

    27         I        4,596,484.68    7.9306730880    7.5556730880    11,592.00     480          477         3.1806730880

    28         I        5,171,231.78    8.2048892554    7.8298892554    15,619.51     480          477         3.4548892554

                                                      S-54

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

    29         I          425,145.88    8.1273958188    7.7523958188     1,072.11     480          476         3.3773958188

    30         I          207,572.09    8.2500000000    7.8750000000       626.85     480          476         3.5000000000

    31         I          325,482.95    8.0000000000    7.6250000000     1,159.87     480          476         3.2500000000

    32         I        2,092,002.71    7.5762398672    7.2012398672     6,744.80     360          358         2.8262398672

    33         I        3,210,164.87    7.4848764656    7.1098764656    10,310.23     360          357         2.7348764656

    34         I        1,237,687.97    7.9012575662    7.5262575662     4,580.55     360          357         3.1512575662

    35         I          103,633.12    7.2500000000    6.8750000000       438.47     360          357         2.5000000000

    36         I        1,254,987.76    7.6608887962    7.2858887962     3,166.78     480          477         2.9108887962

    37         I          124,216.70    7.6250000000    7.2500000000       375.51     480          477         2.8750000000

    38         I          540,081.43    7.3750000000    7.0000000000     1,365.42     480          476         3.5000000000

    39         I        1,170,770.44    8.2500000000    7.8750000000     3,524.89     480          476         3.5000000000

    40         I          149,563.94    7.5000000000    7.1250000000       480.86     360          357         2.7500000000

    41         I          462,626.82    7.7247545522    7.3497545522     1,709.13     360          357         2.9747545522

    42         I          254,443.89    7.6250000000    7.2500000000       769.18     480          477         2.8750000000

    43         I          168,121.48    8.2500000000    7.8750000000       708.30     360          357         3.5000000000

    44         I        2,538,810.64    7.3461145762    6.9711145762     8,157.79     360          357         2.5961145762

    45         I          480,245.55    7.7500000000    7.3750000000     1,774.18     360          357         3.0000000000

    46         I          784,361.95    7.9357175313    7.5607175313     3,305.38     360          357         3.1857175313

    47         I          432,190.97    8.2500000000    7.8750000000     2,062.44     360          357         3.5000000000

    48         I          449,234.31    7.6250000000    7.2500000000     1,655.90     360          356         2.8750000000

    49         I          593,197.88    7.8395313614    7.4645313614     1,503.49     480          478         3.0895313614

    50         I        1,651,340.03    7.4710727399    7.0960727399     4,168.09     480          477         2.7210727399

    51         I          596,979.56    7.5000000000    7.1250000000     1,804.85     480          477         2.7500000000

    52         I          639,044.24    7.6250000000    7.2500000000     1,608.16     480          476         2.8750000000

    53         I          804,419.95    7.6442910634    7.2692910634     2,679.35     360          357         2.8942910634

    54         I          531,416.02    8.1294856664    7.7544856664     2,029.74     360          357         3.3794856664

    55         I          557,103.41    7.5000000000    7.1250000000     1,477.84     480          478         2.7500000000

    56         I           50,018.01    8.2500000000    7.8750000000       245.97     360          357         3.5000000000

    57         I          709,469.08    7.9829779069    7.6079779069     2,710.13     360          357         3.2329779069

                                                      S-55

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

    58         I          311,568.77    8.2500000000    7.8750000000     1,534.86     360          357         3.5000000000

    59         I          273,731.87    7.8750000000    7.5000000000       906.45     360          355         3.1250000000

    60         I          376,343.89    8.0000000000    7.6250000000     1,176.05     480          475         3.2500000000

    61         I          272,242.25    8.1250000000    7.7500000000       938.73     360          357         3.3750000000

    62         I          259,216.28    8.2500000000    7.8750000000     1,023.37     360          357         3.5000000000

    63         I          789,616.22    7.8750000000    7.5000000000     2,184.12     480          477         3.1250000000

    64         I          109,785.12    8.2500000000    7.8750000000       361.28     480          477         3.5000000000

    65         I          237,076.99    8.2500000000    7.8750000000       820.01     360          358         3.5000000000

    66         I          131,852.66    8.1250000000    7.7500000000       455.56     360          357         3.3750000000

    67         I          198,659.59    7.7500000000    7.3750000000       782.74     360          357         3.0000000000

    68         I          384,672.72    8.0000000000    7.6250000000     1,068.78     480          478         3.2500000000

    69         I          422,366.24    8.2500000000    7.8750000000     1,385.07     480          477         3.5000000000

    70         I          359,207.56    7.8750000000    7.5000000000     1,242.44     360          358         3.1250000000

    71         I          680,343.50    7.8060607583    7.4310607583     2,343.38     360          357         3.0560607583

    72         I          542,075.44    8.0743699668    7.6993699668     1,499.51     480          477         3.3243699668

    73         I          194,818.97    8.2500000000    7.8750000000       534.53     480          476         3.5000000000

    74         I          208,371.98    8.2500000000    7.8750000000       805.78     480          477         3.5000000000

    75         I          513,017.10    8.0000000000    7.6250000000     1,618.65     480          477         3.2500000000

    76         I          248,328.65    7.3750000000    7.0000000000       784.03     480          477         2.6250000000

    77         I          139,670.04    8.2500000000    7.8750000000       608.86     360          358         3.5000000000

    78         I          462,487.14    8.0233653064    7.6483653064     1,993.44     360          357         3.2733653064

    79         I          101,316.81    8.2500000000    7.8750000000       440.65     360          357         3.5000000000

    80         I          265,729.46    8.2500000000    7.8750000000       990.96     480          478         3.5000000000

    81         I        1,178,201.06    8.1446300727    7.7696300727     3,724.16     480          477         3.3946300727

    82         I          415,157.12    8.2500000000    7.8750000000     1,540.83     480          477         3.5000000000

    83         I          476,218.55    8.2500000000    7.8750000000     2,061.87     480          477         3.5000000000

    84         I          198,943.79    8.2500000000    7.8750000000       737.63     480          476         3.5000000000

    85         I          383,506.01    7.8750000000    7.5000000000     1,213.99     480          478         3.1250000000

    86         I          260,631.10    7.8750000000    7.5000000000       820.71     480          477         3.1250000000

                                                      S-56

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

    87         I          990,589.20    8.2500000000    7.8750000000     3,679.22     360          357         3.5000000000

    88         I          358,283.46    8.0000000000    7.6250000000     1,157.91     360          357         3.2500000000

    89         I          478,083.89    8.2500000000    7.8750000000     1,217.51     480          477         3.5000000000

    90         I          792,445.04    7.4949005344    7.1199005344     2,570.55     360          357         2.7449005344

    91         I          436,514.93    8.1250000000    7.7500000000     1,623.37     360          357         3.3750000000

    92         I          194,988.43    8.1250000000    7.7500000000       826.35     360          357         3.3750000000

    93         I          211,779.57    7.6250000000    7.2500000000       685.10     360          356         2.8750000000

    94         I          254,384.73    6.7500000000    6.3750000000       823.40     360          357         2.8750000000

    95         I          359,018.82    8.2500000000    7.8750000000     1,090.18     480          477         3.5000000000

    96         I          307,596.11    8.2500000000    7.8750000000     1,180.38     360          357         3.5000000000

    97         I          112,425.96    8.0000000000    7.6250000000       371.67     480          477         3.2500000000

    98         I          152,427.82    8.1250000000    7.7500000000       604.54     360          357         3.3750000000

    99         I          126,074.48    7.8750000000    7.5000000000       399.61     480          477         3.1250000000

   100         I          173,622.62    8.0000000000    7.6250000000       553.25     480          477         3.2500000000

   101         II       4,293,725.45    6.9523289935    6.5773289935    13,838.62     360          358         3.0773289935

   102         II       8,368,932.32    7.2435681619    6.8685681619    30,980.39     360          358         3.3685681619

   103         II       2,494,223.74    7.3597909434    6.9847909434    10,530.88     360          358         3.4847909434

   104         II      16,905,159.57    6.9539264776    6.5789264776    54,357.23     360          357         3.0789264776

   105         II      70,132,156.38    7.2540616070    6.8790616070   259,159.08     360          357         3.3790616070

   106         II      29,759,966.17    7.2997479826    6.9247479826   125,471.09     360          357         3.4247479826

   107         II         850,296.86    7.3750000000    7.0000000000     4,055.90     360          357         3.5000000000

   108         II      26,012,767.04    6.9471600137    6.5721600137    84,189.42     360          356         3.0793061572

   109         II      65,703,955.16    7.2562095858    6.8812095858   242,343.65     360          356         3.3812095858

   110         II      28,315,841.90    7.2864716996    6.9114716996   119,233.61     360          356         3.4114716996

   111         II       4,467,118.01    6.9980100803    6.6230100803    14,308.39     360          355         3.1230100803

   112         II      18,991,497.20    7.2719400315    6.8969400315    69,975.59     360          355         3.3969400315

   113         II       7,796,281.63    7.3750000000    7.0000000000    32,796.72     360          355         3.5000000000

   114         II         204,397.14    7.3750000000    7.0000000000       754.02     360          354         3.5000000000

   115         II         242,904.30    6.8750000000    6.5000000000       771.93     360          352         3.0000000000

                                                      S-57

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   116         II         242,209.99    7.3750000000    7.0000000000       886.72     360          352         3.5000000000

   117         II       2,009,911.64    7.1580660102    6.7830660102     5,082.45     480          478         3.2830660102

   118         II       4,506,782.35    7.3176471008    6.9426471008    13,653.57     480          478         3.4426471008

   119         II       2,145,372.96    7.3479307014    6.9729307014     7,684.52     480          478         3.4729307014

   120         II      15,861,618.81    7.0081359117    6.6331359117    40,038.22     480          477         3.1331359117

   121         II      26,216,317.25    7.2864409222    6.9114409222    79,240.79     480          477         3.4114409222

   122         II      11,846,408.79    7.3602239343    6.9852239343    42,357.62     480          477         3.4852239343

   123         II         500,453.51    7.3750000000    7.0000000000     2,089.70     480          477         3.5000000000

   124         II      14,014,137.80    7.0607997541    6.6857997541    35,258.20     480          476         3.1857997541

   125         II      24,821,806.13    7.2950223774    6.9200223774    74,824.47     480          476         3.4200223774

   126         II       7,839,586.23    7.3750000000    7.0000000000    27,952.99     480          476         3.5000000000

   127         II       5,968,988.02    7.0876824641    6.7126824641    14,986.28     480          475         3.2126824641

   128         II      10,940,291.60    7.3151335225    6.9401335225    32,927.92     480          475         3.4401335225

   129         II       3,372,129.38    7.3657911466    6.9907911466    11,992.68     480          475         3.4907911466

   130         II         416,343.85    7.1250000000    6.7500000000     1,051.88     480          474         3.2500000000

   131         II         287,979.44    7.3750000000    7.0000000000       861.25     480          474         3.5000000000

   132         II         584,116.62    7.3750000000    7.0000000000     2,158.59     360          357         3.5000000000

   133         II         523,016.62    7.3750000000    7.0000000000     2,207.53     360          357         3.5000000000

   134         II         778,761.73    7.1320215925    6.7570215925     2,498.51     360          356         3.2570215925

   135         II         916,298.71    7.2186543213    6.8436543213     3,379.82     360          356         3.3436543213

   136         II         289,182.05    6.8750000000    6.5000000000       926.33     360          355         3.0000000000

   137         II         212,567.63    7.3750000000    7.0000000000       783.60     360          355         3.5000000000

   138         II         283,984.77    7.3750000000    7.0000000000       900.59     360          351         3.5000000000

   139         II         412,621.87    7.3750000000    7.0000000000     1,247.65     480          477         3.5000000000

   140         II         289,073.23    7.0000000000    6.6250000000       872.14     480          476         3.1250000000

   141         II       4,431,974.61    6.9655578797    6.5905578797    14,286.35     360          358         3.0905578797

   142         II       1,299,364.46    7.0051081646    6.6301081646     4,810.25     360          358         3.1301081646

   143         II      32,145,568.23    6.9707736718    6.5957736718   103,401.99     360          357         3.0957736718

   144         II      12,089,919.93    7.1780107550    6.8030107550    44,702.53     360          357         3.3030107550

                                                      S-58

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   145         II       2,154,606.82    7.3750000000    7.0000000000     9,085.61     360          357         3.5000000000

   146         II      40,492,375.67    7.0186521270    6.6436521270   130,011.34     360          356         3.1436521270

   147         II      13,824,595.04    7.1045730993    6.7295730993    51,033.43     360          356         3.2295730993

   148         II       3,207,898.30    7.3250884458    6.9500884458    13,510.58     360          356         3.4500884458

   149         II         190,959.06    7.3750000000    7.0000000000       967.26     360          356         3.5000000000

   150         II      15,381,834.00    7.0634495051    6.6884495051    49,322.08     360          355         3.1884495051

   151         II       5,336,187.29    7.1602845613    6.7852845613    19,784.01     360          355         3.2852845613

   152         II         694,897.69    7.3750000000    7.0000000000     2,920.88     360          355         3.5000000000

   153         II         487,852.97    7.3750000000    7.0000000000     2,468.57     360          355         3.5000000000

   154         II       1,230,508.35    7.1153942434    6.7403942434     3,937.45     360          354         3.2403942434

   155         II       1,039,158.64    7.2097558223    6.8347558223     3,815.59     360          354         3.3347558223

   156         II         477,647.64    7.3750000000    7.0000000000     2,005.16     360          354         3.5000000000

   157         II         530,943.49    6.9001569263    6.5251569263     1,693.12     360          353         3.0251569263

   158         II         265,070.29    7.3750000000    7.0000000000       972.09     360          353         3.5000000000

   159         II         114,972.04    7.3750000000    7.0000000000       365.39     360          352         3.5000000000

   160         II         299,958.53    7.3750000000    7.0000000000       964.92     360          351         3.5000000000

   161         II         544,891.81    7.1801505949    6.8051505949     1,378.08     480          478         3.3051505949

   162         II         663,095.89    7.1739457811    6.7989457811     2,010.77     480          478         3.2989457811

   163         II      16,889,458.84    7.1402561933    6.7652561933    42,611.35     480          477         3.2710364583

   164         II       1,643,687.76    7.3230727000    6.9480727000     4,969.39     480          477         3.4480727000

   165         II       1,176,361.49    7.3252226894    6.9502226894     4,213.51     480          477         3.4502226894

   166         II      19,089,305.46    7.1489706366    6.7739706366    48,042.46     480          476         3.2739706366

   167         II       3,172,953.93    7.3217991310    6.9467991310     9,562.71     480          476         3.4467991310

   168         II         405,426.89    7.3750000000    7.0000000000     1,446.26     480          476         3.5000000000

   169         II       7,626,529.97    7.1414978502    6.7664978502    19,150.19     480          475         3.2664978502

   170         II       3,725,348.20    7.3388704897    6.9638704897    11,200.22     480          475         3.4638704897

   171         II         393,213.85    7.0993612731    6.7243612731       981.09     480          474         3.2243612731

   172         II         287,454.41    7.3750000000    7.0000000000       857.61     480          473         3.5000000000

   173         II         357,911.30    7.3750000000    7.0000000000       889.81     480          472         3.5000000000

                                                      S-59

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   174         II       1,982,839.66    6.9463810408    6.5713810408     6,387.79     360          358         3.0713810408

   175         II       2,824,163.07    7.1338341455    6.7588341455    10,451.05     360          358         3.2588341455

   176         II         830,457.01    7.3299216310    6.9549216310     3,505.66     360          358         3.4549216310

   177         II      21,936,931.63    6.8555323018    6.4805323018    70,586.59     360          357         2.9788126577

   178         II      10,523,377.51    7.1600419917    6.7850419917    38,899.29     360          357         3.2954947698

   179         II       5,500,294.65    7.3478468972    6.9728468972    23,189.78     360          357         3.4728468972

   180         II         698,800.06    7.3750000000    7.0000000000     3,337.14     360          357         3.5000000000

   181         II      22,093,460.84    6.8456217869    6.4706217869    70,969.64     360          356         2.9706217869

   182         II      15,998,451.26    7.1315264536    6.7565264536    59,013.02     360          356         3.2565264536

   183         II       4,142,348.13    7.3301865460    6.9551865460    17,457.42     360          356         3.4551865460

   184         II         454,301.89    7.3082385427    6.9332385427     2,169.86     360          356         3.4332385427

   185         II      11,015,534.17    6.8262069158    6.4512069158    35,343.36     360          355         2.9512069158

   186         II      13,156,424.64    7.0980469706    6.7230469706    48,491.98     360          355         3.2230469706

   187         II       1,880,871.02    7.2792643698    6.9042643698     7,920.49     360          355         3.4042643698

   188         II       1,174,819.07    6.8341280532    6.4591280532     3,763.21     360          354         2.9591280532

   189         II         522,980.59    7.0866205976    6.7116205976     1,923.15     360          354         3.2116205976

   190         II         883,824.28    7.3750000000    7.0000000000     3,710.13     360          354         3.5000000000

   191         II         230,045.13    7.3750000000    7.0000000000     1,095.67     360          354         3.5000000000

   192         II         784,438.30    6.8750000000    6.5000000000     2,502.95     360          353         3.0000000000

   193         II         773,471.27    7.1766419181    6.8016419181     2,853.47     360          353         3.3016419181

   194         II         411,889.51    7.3281230596    6.9531230596     1,728.16     360          353         3.4531230596

   195         II         299,016.57    7.3750000000    7.0000000000       896.36     360          352         3.5000000000

   196         II         361,730.49    7.0954687529    6.7204687529     1,148.26     360          351         3.2204687529

   197         II          93,880.68    7.3750000000    7.0000000000       278.60     480          469         3.5000000000

   198         II         249,400.50    7.0000000000    6.6250000000       637.20     480          478         3.1250000000

   199         II         163,751.86    7.2500000000    6.8750000000       496.64     480          478         3.3750000000

   200         II      10,002,128.33    6.9490497488    6.5740497488    25,235.63     480          477         3.0740497488

   201         II       3,260,390.96    7.2922651744    6.9172651744     9,861.76     480          477         3.4172651744

   202         II         353,598.98    7.3750000000    7.0000000000     1,264.23     480          477         3.5000000000

                                                      S-60

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   203         II      10,274,212.92    6.9082162247    6.5332162247    25,864.68     480          476         3.0332162247

   204         II       6,807,252.99    7.1597196911    6.7847196911    20,528.05     480          476         3.2847196911

   205         II         198,256.61    7.2500000000    6.8750000000       707.38     480          476         3.3750000000

   206         II       4,287,392.88    6.9513579255    6.5763579255    10,758.35     480          475         3.0763579255

   207         II       2,084,788.65    7.3342092027    6.9592092027     6,262.94     480          475         3.4592092027

   208         II         845,951.81    7.3750000000    7.0000000000     3,012.10     480          475         3.5000000000

   209         II         340,102.18    7.3750000000    7.0000000000     1,133.06     360          357         3.5000000000

   210         II         415,844.39    7.3750000000    7.0000000000     1,590.15     360          357         3.5000000000

   211         II         200,477.04    7.1250000000    6.7500000000       666.51     360          356         3.2500000000

   212         II       1,613,048.89    7.3589840154    6.9839840154     6,162.42     360          356         3.4839840154

   213         II         106,712.23    7.3750000000    7.0000000000       465.24     360          356         3.5000000000

   214         II         293,806.09    7.0000000000    6.6250000000       983.76     360          355         3.1250000000

   215         II         271,562.95    7.2500000000    6.8750000000       720.38     480          478         3.3750000000

   216         II         353,553.75    7.2500000000    6.8750000000       934.91     480          477         3.3750000000

   217         II         248,963.97    7.3750000000    7.0000000000       784.04     480          476         3.5000000000

   218         II         589,722.45    7.2861411394    6.9111411394     1,966.19     360          357         3.4111411394

   219         II       1,046,455.58    7.0797493323    6.7047493323     3,479.16     360          356         3.2047493323

   220         II         140,303.42    7.3750000000    7.0000000000       535.15     360          356         3.5000000000

   221         II         277,417.25    6.7500000000    6.3750000000       921.95     360          355         2.8750000000

   222         II         838,064.23    7.2474362914    6.8724362914     3,197.50     360          355         3.3724362914

   223         II         125,549.59    7.3750000000    7.0000000000       544.01     360          355         3.5000000000

   224         II         268,802.87    7.3750000000    7.0000000000       847.27     480          476         3.5000000000

   225         II         386,272.56    7.1250000000    6.7500000000     1,015.69     480          475         3.2500000000

   226         II         169,737.04    7.0000000000    6.6250000000       566.53     360          357         3.1250000000

   227         II         206,924.13    7.2500000000    6.8750000000       795.08     360          357         3.3750000000

   228         II         544,585.10    7.3750000000    7.0000000000     2,080.96     360          356         3.5000000000

   229         II         294,461.19    7.2500000000    6.8750000000       778.65     480          477         3.3750000000

   230         II         716,412.82    7.1641085216    6.7891085216     1,885.71     480          476         3.2891085216

   231         II         430,093.44    7.2004712540    6.8254712540     1,484.03     360          357         3.3254712540

                                                      S-61

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   232         II         110,642.69    7.3750000000    7.0000000000       436.22     360          357         3.5000000000

   233         II         357,951.26    7.3750000000    7.0000000000     1,607.59     360          357         3.5000000000

   234         II         452,047.19    7.1250000000    6.7500000000     1,786.94     360          356         3.2500000000

   235         II         393,651.79    7.1250000000    6.7500000000     1,352.87     360          355         3.2500000000

   236         II         726,314.40    7.3750000000    7.0000000000     2,856.73     360          355         3.5000000000

   237         II         578,544.36    7.3750000000    7.0000000000     1,600.96     480          477         3.5000000000

   238         II         409,919.98    7.3750000000    7.0000000000     1,130.87     480          476         3.5000000000

   239         II         256,784.89    7.3750000000    7.0000000000       991.73     480          476         3.5000000000

   240         II         361,220.85    6.8750000000    6.5000000000       995.05     480          475         3.0000000000

   241         II         602,899.44    7.3750000000    7.0000000000     2,324.35     480          475         3.5000000000

   242         II       1,391,629.39    7.2988956187    6.9238956187     4,816.01     360          357         3.4238956187

   243         II         236,025.32    7.3750000000    7.0000000000       932.49     360          357         3.5000000000

   244         II         291,960.25    7.3750000000    7.0000000000     1,311.22     360          357         3.5000000000

   245         II       2,109,490.05    7.3528264207    6.9778264207     7,256.54     360          356         3.4778264207

   246         II         509,010.70    7.3750000000    7.0000000000     2,007.23     360          356         3.5000000000

   247         II         359,432.76    7.3750000000    7.0000000000     1,612.08     360          356         3.5000000000

   248         II         749,907.80    7.3003460059    6.9253460059     2,575.30     360          355         3.4253460059

   249         II         841,702.77    7.1298886319    6.7548886319     2,329.64     480          477         3.2548886319

   250         II         800,903.57    7.3461532969    6.9711532969     2,208.39     480          476         3.4711532969

   251         II         249,643.07    7.3750000000    7.0000000000       819.18     480          476         3.5000000000

   252         II         353,691.46    7.3750000000    7.0000000000       971.22     480          475         3.5000000000

   253         II         750,389.80    7.1927261871    6.8177261871     2,590.14     360          357         3.3177261871

   254         II         130,150.14    7.3750000000    7.0000000000       583.76     360          356         3.5000000000

   255         II         124,525.21    7.2500000000    6.8750000000       427.95     360          355         3.3750000000

   256         II         383,531.63    7.1250000000    6.7500000000     1,067.95     480          478         3.2500000000

   257         II         287,650.23    7.3750000000    7.0000000000       949.77     480          478         3.5000000000

   258         II         403,333.91    7.2923470438    6.9173470438     1,112.86     480          476         3.4173470438

   259         II         120,066.51    7.2500000000    6.8750000000       330.39     480          475         3.3750000000

   260         II         209,682.70    7.3750000000    7.0000000000       801.38     360          357         3.5000000000

                                                      S-62

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   261         II         189,587.08    7.3750000000    7.0000000000       825.16     360          357         3.5000000000

   262         II         325,313.88    6.6250000000    6.2500000000     1,244.22     360          356         2.7500000000

   263         II         133,187.83    7.3750000000    7.0000000000       578.83     360          356         3.5000000000

   264         II         658,880.12    7.3750000000    7.0000000000     2,864.32     360          355         3.5000000000

   265         II          84,019.33    7.3750000000    7.0000000000       413.23     360          355         3.5000000000

   266         II         560,662.26    7.3750000000    7.0000000000     2,086.24     480          477         3.5000000000

   267         II         268,013.95    7.1250000000    6.7500000000     1,024.42     360          358         3.2500000000

   268         II       1,129,597.29    7.2378090437    6.8628090437     4,317.67     360          357         3.3628090437

   269         II         100,793.14    7.3750000000    7.0000000000       438.69     360          357         3.5000000000

   270         II       1,447,807.71    7.2456724407    6.8706724407     5,521.37     360          356         3.3706724407

   271         II         132,078.96    7.2500000000    6.8750000000       504.57     360          355         3.3750000000

   272         II         556,496.06    7.3750000000    7.0000000000     1,757.13     480          477         3.5000000000

   273         II         371,299.56    7.3750000000    7.0000000000     1,378.41     480          477         3.5000000000

   274         II         572,030.30    7.0792573837    6.7042573837     1,801.07     480          476         3.2042573837

   275         II         248,016.58    7.3750000000    7.0000000000       920.93     480          476         3.5000000000

   276         II       1,421,881.06    6.9929395009    6.6179395009     5,441.68     360          357         3.1179395009

   277         II       1,883,223.35    7.0534049148    6.6784049148     7,185.51     360          356         3.1784049148

   278         II         557,786.66    7.3750000000    7.0000000000     2,424.11     360          356         3.5000000000

   279         II         300,475.81    7.3750000000    7.0000000000       948.43     480          478         3.5000000000

   280         II         976,535.93    7.1049534603    6.7299534603     3,084.94     480          477         3.2299534603

   281         II         926,465.00    7.2392948196    6.8642948196     2,914.85     480          476         3.3642948196

   282         II         311,024.05    7.3750000000    7.0000000000     1,154.88     480          476         3.5000000000

   283         II         895,156.01    7.1570624628    6.7820624628     2,822.85     480          475         3.2820624628

   284         II         403,018.35    7.3750000000    7.0000000000     1,493.90     480          475         3.5000000000

   285         II         493,617.15    7.3750000000    7.0000000000     2,064.18     360          347         3.5000000000

   286         II         248,228.66    7.3750000000    7.0000000000       792.52     360          352         3.5000000000

   287         II         108,635.67    7.3750000000    7.0000000000       399.19     360          352         3.5000000000

   288         II         120,434.77    7.2500000000    6.8750000000       443.54     360          353         3.3750000000

   289         II         386,149.95    7.3750000000    7.0000000000     1,247.97     360          357         3.5000000000

                                                      S-63

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   290         II       1,026,921.78    7.3750000000    7.0000000000     3,813.57     360          357         3.5000000000

   291         II         219,243.97    7.3750000000    7.0000000000       927.54     360          357         3.5000000000

   292         II       3,105,518.98    7.1808075973    6.8058075973    10,238.80     360          356         3.3058075973

   293         II       2,790,175.66    7.2771389638    6.9021389638    10,373.62     360          356         3.4021389638

   294         II         219,660.42    7.3750000000    7.0000000000       930.91     360          356         3.5000000000

   295         II         475,417.44    7.1598612947    6.7848612947     1,771.42     360          355         3.2848612947

   296         II         209,071.94    7.3750000000    7.0000000000       884.53     360          355         3.5000000000

   297         II         998,604.97    7.3750000000    7.0000000000     2,535.15     480          477         3.5000000000

   298         II         783,204.59    7.3750000000    7.0000000000     2,379.48     480          477         3.5000000000

   299         II       1,228,194.14    7.0439933503    6.6689933503     3,116.98     480          476         3.1689933503

   300         II         651,730.50    7.3083351612    6.9333351612     1,978.67     480          476         3.4333351612

   301         II         291,298.46    7.3750000000    7.0000000000       884.25     480          475         3.5000000000

   302         II         280,492.82    7.3750000000    7.0000000000       885.20     480          475         3.5000000000

   303         II       1,827,488.60    7.0346763627    6.6596763627     5,912.90     360          357         3.1596763627

   304         II       1,346,171.72    7.1680142068    6.7930142068     4,996.91     360          357         3.2930142068

   305         II       3,850,927.94    7.0713982193    6.6963982193    12,494.82     360          356         3.1963982193

   306         II         408,890.95    7.0799100653    6.7049100653     1,520.62     360          356         3.2049100653

   307         II         902,218.22    6.9449843215    6.5699843215     2,917.28     360          355         3.0699843215

   308         II         574,171.44    7.1521946455    6.7771946455     2,133.83     360          355         3.2771946455

   309         II         104,032.54    7.3750000000    7.0000000000       384.41     360          354         3.5000000000

   310         II         468,648.31    7.3416397229    6.9666397229     1,189.95     480          477         3.4666397229

   311         II       1,554,084.29    7.1275663585    6.7525663585     3,949.77     480          476         3.2525663585

   312         II         199,278.63    7.3750000000    7.0000000000       607.17     480          476         3.5000000000

   313         II       1,146,407.12    7.2443680523    6.8693680523     3,705.30     360          357         3.3693680523

   314         II         381,436.18    7.3750000000    7.0000000000     1,416.02     360          357         3.5000000000

   315         II       3,493,545.42    6.9051898547    6.5301898547    11,309.69     360          356         3.0301898547

   316         II       1,036,959.29    7.2179786248    6.8429786248     3,856.99     360          356         3.3429786248

   317         II         333,420.29    7.3750000000    7.0000000000     1,413.01     360          356         3.5000000000

   318         II         901,305.44    6.7845688416    6.4095688416     2,913.43     360          355         2.9095688416

                                                      S-64

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   319         II       1,234,166.11    7.1561599425    6.7811599425     4,583.85     360          355         3.2811599425

   320         II         611,090.33    6.7374204952    6.3624204952     1,978.09     360          353         2.8624204952

   321         II          52,007.14    7.3750000000    7.0000000000       192.20     360          353         3.5000000000

   322         II         162,748.14    7.3750000000    7.0000000000       599.15     360          352         3.5000000000

   323         II         394,656.13    7.3750000000    7.0000000000     1,001.31     480          477         3.5000000000

   324         II         506,901.47    7.3750000000    7.0000000000     1,818.58     480          477         3.5000000000

   325         II         548,586.65    7.2922550590    6.9172550590     1,397.04     480          476         3.4172550590

   326         II         522,851.91    6.8750000000    6.5000000000     1,589.84     480          476         3.0000000000

   327         II         794,432.25    7.0634454559    6.6884454559     2,012.74     480          475         3.1884454559

   328         II         176,290.30    7.3750000000    7.0000000000       532.97     480          475         3.5000000000

   329         II         140,010.46    7.3750000000    7.0000000000       501.18     480          475         3.5000000000

   330         II         203,801.17    7.3750000000    7.0000000000       783.23     360          357         3.5000000000

   331         II         740,937.46    7.3750000000    7.0000000000     2,848.89     360          356         3.5000000000

   332         II         212,671.35    7.3750000000    7.0000000000       819.54     360          355         3.5000000000

   333         II         289,476.39    7.3750000000    7.0000000000       918.71     480          476         3.5000000000

   334         II         397,658.65    7.3750000000    7.0000000000     1,528.99     360          356         3.5000000000

   335         II         238,914.58    7.0000000000    6.6250000000       799.81     360          356         3.1250000000

   336         II         278,148.67    6.8750000000    6.5000000000       966.34     360          356         3.0000000000

   337         II         122,508.20    7.3750000000    7.0000000000       486.79     360          356         3.5000000000

   338         II         273,992.82    7.3750000000    7.0000000000     1,086.59     360          355         3.5000000000

   339         II         193,012.28    7.3750000000    7.0000000000       534.12     480          474         3.5000000000

   340         II         229,110.40    7.3750000000    7.0000000000       727.13     480          475         3.5000000000

   341         II         227,460.75    7.3750000000    7.0000000000       874.58     360          356         3.5000000000

   342         II         264,066.15    7.3750000000    7.0000000000       663.24     480          476         3.5000000000

   343         II         201,224.56    7.3750000000    7.0000000000       739.24     360          354         3.5000000000

   344        III       9,415,556.21    7.0166185817    6.6416185817    30,346.92     360          358         3.1416185817

   345        III       5,921,088.26    7.2798522632    6.9048522632    21,920.32     360          358         3.4048522632

   346        III       1,656,184.63    7.3750000000    7.0000000000     6,993.58     360          358         3.5000000000

   347        III      33,103,417.26    6.9485620354    6.5735620354   106,454.75     360          357         3.0735620354

                                                      S-65

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   348        III      18,480,068.72    7.2061769006    6.8311769006    68,320.84     360          357         3.3311769006

   349        III       5,567,095.63    7.3415999839    6.9665999839    23,474.95     360          357         3.4665999839

   350        III       1,715,016.26    6.8350705061    6.4600705061     5,502.94     360          356         2.9600705061

   351        III         464,987.79    7.2500000000    6.8750000000     1,715.04     360          356         3.3750000000

   352        III         476,181.35    7.1893568070    6.8143568070     1,527.80     360          355         3.3143568070

   353        III         487,620.75    7.0000000000    6.6250000000     1,796.36     360          355         3.1250000000

   354        III         671,605.38    6.8945413749    6.5195413749     2,800.52     360          354         3.0373143061

   355        III       5,610,879.76    7.0177012457    6.6427012457    14,209.91     480          478         3.1427012457

   356        III       3,690,986.18    7.3184526666    6.9434526666    11,209.12     480          478         3.4434526666

   357        III         527,429.84    7.1250000000    6.7500000000     1,890.16     480          478         3.2500000000

   358        III      37,296,925.36    7.0948293355    6.7198293355    94,118.15     480          477         3.2198293355

   359        III      12,136,070.15    7.3282800693    6.9532800693    36,680.16     480          477         3.4532800693

   360        III         488,620.43    7.3750000000    7.0000000000     1,746.97     480          477         3.5000000000

   361        III         396,721.95    7.1250000000    6.7500000000       995.25     480          476         3.2500000000

   362        III         385,597.20    7.3750000000    7.0000000000     1,162.86     480          476         3.5000000000

   363        III         872,902.18    6.5000000000    6.1250000000     2,814.35     360          358         2.6250000000

   364        III         447,946.37    7.0000000000    6.6250000000     1,440.95     360          357         3.1250000000

   365        III         522,163.70    7.2500000000    6.8750000000     1,574.70     480          477         3.3750000000

   366        III         519,638.63    7.1679444810    6.7929444810     1,669.33     360          357         3.2929444810

   367        III         205,140.87    7.3750000000    7.0000000000       758.10     360          357         3.5000000000

   368        III         150,499.27    7.3750000000    7.0000000000       634.52     360          357         3.5000000000

   369        III         429,363.89    6.6768726552    6.3018726552     1,379.84     360          356         2.8018726552

   370        III          92,529.95    7.3750000000    7.0000000000       297.52     360          357         3.5000000000

   371        III         361,059.24    7.3750000000    7.0000000000     1,157.91     360          356         3.5000000000

   372        III         200,062.32    7.1250000000    6.7500000000       841.11     360          356         3.2500000000

   373        III         163,667.15    6.8750000000    6.5000000000       606.18     360          358         3.0000000000

   374        III         440,087.85    7.3750000000    7.0000000000     1,626.34     360          357         3.5000000000

   375        III         441,013.64    7.3750000000    7.0000000000     1,624.49     360          356         3.5000000000

   376        III         109,507.03    7.2500000000    6.8750000000       406.59     360          355         3.3750000000

                                                      S-66

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   377        III         342,792.17    7.3750000000    7.0000000000     1,259.85     360          354         3.5000000000

   378        III         329,057.34    7.3750000000    7.0000000000       825.33     480          475         3.5000000000

   379        III         348,199.72    7.0000000000    6.6250000000     1,122.53     360          357         3.1250000000

   380        III       7,934,381.66    6.9252763523    6.5502763523    25,552.71     360          358         3.0502763523

   381        III       1,859,232.64    7.2506029410    6.8756029410     6,882.33     360          358         3.3756029410

   382        III      25,725,312.55    6.9890060598    6.6140060598    82,750.44     360          357         3.1140060598

   383        III       8,544,198.70    7.2766424505    6.9016424505    31,563.89     360          357         3.4016424505

   384        III       1,567,780.54    7.3750000000    7.0000000000     6,610.76     360          357         3.5000000000

   385        III       4,057,855.18    7.1955710172    6.8205710172    13,022.74     360          356         3.3205710172

   386        III       2,207,947.77    7.1266077266    6.7516077266     8,151.97     360          356         3.2516077266

   387        III         676,071.93    7.0683586545    6.6933586545     2,164.65     360          355         3.1933586545

   388        III         579,751.01    7.1250000000    6.7500000000     2,132.34     360          355         3.2500000000

   389        III         727,777.16    7.3057977441    6.9307977441     2,328.68     360          354         3.4307977441

   390        III         922,427.75    7.2148505208    6.8398505208     2,938.51     360          353         3.3398505208

   391        III         218,196.99    7.0000000000    6.6250000000       694.75     360          352         3.1250000000

   392        III         319,009.36    7.3750000000    7.0000000000     1,168.00     360          352         3.5000000000

   393        III       4,821,412.34    7.2104126192    6.8354126192    12,215.51     480          478         3.3354126192

   394        III         564,730.02    6.7500000000    6.3750000000     1,712.48     480          478         2.8750000000

   395        III         599,352.09    7.3750000000    7.0000000000     2,147.91     480          478         3.5000000000

   396        III      21,773,603.03    7.0846484092    6.7096484092    54,962.72     480          477         3.2096484092

   397        III       5,156,382.55    7.3180214919    6.9430214919    15,591.62     480          477         3.4430214919

   398        III         488,958.90    7.3750000000    7.0000000000     1,228.63     480          476         3.5000000000

   399        III         433,938.22    6.8750000000    6.5000000000     1,310.78     480          476         3.0000000000

   400        III         387,781.60    7.3750000000    7.0000000000       972.61     480          475         3.5000000000

   401        III         420,005.09    6.8750000000    6.5000000000     1,350.89     360          358         3.0000000000

   402        III       2,013,218.74    7.1120412560    6.7370412560     6,470.95     360          357         3.2370412560

   403        III       4,026,849.46    7.1899684437    6.8149684437    14,879.68     360          357         3.3149684437

   404        III       3,076,818.26    7.2637803508    6.8887803508    12,975.77     360          357         3.3887803508

   405        III         190,345.54    7.3750000000    7.0000000000       909.00     360          357         3.5000000000

                                                      S-67

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   406        III       1,510,187.66    6.9631408490    6.5881408490     4,840.70     360          356         3.0881408490

   407        III       4,050,344.88    7.0522833503    6.6772833503    14,941.87     360          356         3.1772833503

   408        III       3,121,406.06    7.2411531672    6.8661531672    13,141.03     360          356         3.3661531672

   409        III       2,041,221.01    6.9813167812    6.6063167812     6,540.59     360          355         3.1063167812

   410        III       2,017,760.59    7.1551583964    6.7801583964     7,434.11     360          355         3.2801583964

   411        III         231,754.75    7.1250000000    6.7500000000       974.75     360          355         3.2500000000

   412        III       1,699,553.89    7.1081128259    6.7331128259     4,290.75     480          477         3.2331128259

   413        III       2,721,251.67    6.9524849387    6.5774849387     8,229.35     480          477         3.0774849387

   414        III       1,276,095.23    7.0813375513    6.7063375513     3,212.58     480          476         3.2063375513

   415        III       2,477,355.13    7.1196349708    6.7446349708     7,472.13     480          476         3.2446349708

   416        III       1,757,784.87    7.3598741118    6.9848741118     6,264.41     480          476         3.4848741118

   417        III         221,065.75    7.3750000000    7.0000000000       921.56     480          476         3.5000000000

   418        III         850,344.23    7.2467602297    6.8717602297     2,135.14     480          475         3.3717602297

   419        III         549,250.28    7.2066880193    6.8316880193     1,655.26     480          475         3.3316880193

   420        III         479,708.80    7.1250000000    6.7500000000     2,023.70     360          357         3.2500000000

   421        III       4,956,706.16    6.9009344824    6.5259344824    15,970.72     360          358         3.0259344824

   422        III      41,538,879.98    6.8449460468    6.4699460468   133,622.07     360          357         2.9699460468

   423        III       9,252,612.72    7.1381149267    6.7631149267    34,197.08     360          357         3.2631149267

   424        III       1,385,638.20    7.2404115907    6.8654115907     5,842.60     360          357         3.3654115907

   425        III       1,211,706.62    7.0972444860    6.7222444860     4,398.61     360          356         3.2222444860

   426        III       1,006,024.46    7.2971515660    6.9221515660     3,709.51     360          356         3.4221515660

   427        III         207,478.23    7.1250000000    6.7500000000       664.19     360          355         3.2500000000

   428        III         415,883.47    7.2500000000    6.8750000000     1,533.93     360          355         3.3750000000

   429        III         919,865.00    7.2008986169    6.8258986169     3,381.29     360          354         3.3258986169

   430        III         336,695.80    7.3750000000    7.0000000000     1,077.50     360          353         3.5000000000

   431        III          78,310.66    7.0000000000    6.6250000000       328.86     360          353         3.1250000000

   432        III         364,601.10    7.3750000000    7.0000000000     1,158.72     360          352         3.5000000000

   433        III       9,093,879.66    6.9816419540    6.6066419540    23,022.62     480          478         3.1066419540

   434        III         727,008.75    7.1250000000    6.7500000000     2,204.58     480          478         3.2500000000

                                                      S-68

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   435        III      17,888,744.09    6.9097736130    6.5347736130    45,159.83     480          477         2.9978507696

   436        III       3,461,905.82    7.2284816734    6.8534816734    10,464.16     480          477         3.3534816734

   437        III       2,223,797.40    7.3478246675    6.9728246675     7,946.37     480          477         3.4728246675

   438        III         630,495.44    6.7500000000    6.3750000000     1,587.94     480          476         2.8750000000

   439        III         452,360.73    7.3750000000    7.0000000000     1,363.93     480          476         3.5000000000

   440        III         277,003.94    7.3750000000    7.0000000000       843.07     480          475         3.5000000000

   441        III         772,114.73    7.0565516070    6.6815516070     1,929.31     480          474         3.1815516070

   442        III          66,234.30    6.6250000000    6.2500000000       165.87     480          473         2.7500000000

   443        III         836,273.08    7.3750000000    7.0000000000     2,782.66     360          357         3.5000000000

   444        III         516,431.80    7.3750000000    7.0000000000     1,978.13     360          357         3.5000000000

   445        III         431,753.50    7.3750000000    7.0000000000     1,144.14     480          477         3.5000000000

   446        III         191,279.83    7.3750000000    7.0000000000       731.05     360          357         3.5000000000

   447        III         426,190.20    7.1796125533    6.8046125533     1,627.62     360          357         3.3046125533

   448        III         253,226.51    7.3750000000    7.0000000000       667.41     480          476         3.5000000000

   449        III       1,088,137.42    7.3750000000    7.0000000000     3,625.79     360          357         3.5000000000

   450        III         917,768.64    7.2033949496    6.8283949496     3,167.00     360          357         3.3283949496

   451        III         574,733.06    7.3750000000    7.0000000000     2,271.95     360          357         3.5000000000

   452        III         941,741.10    7.1350534690    6.7600534690     3,251.04     360          357         3.2600534690

   453        III       1,767,028.99    7.3030962292    6.9280962292     4,890.03     480          477         3.4280962292

   454        III         430,607.80    7.3750000000    7.0000000000     1,418.05     480          477         3.5000000000

   455        III         557,660.05    7.1188128749    6.7438128749     1,923.03     360          357         3.2438128749

   456        III         240,637.29    7.3750000000    7.0000000000       828.29     360          356         3.5000000000

   457        III         206,493.90    7.3750000000    7.0000000000       707.50     360          355         3.5000000000

   458        III         390,983.48    7.2500000000    6.8750000000     1,075.43     480          476         3.3750000000

   459        III         567,604.36    6.8750000000    6.5000000000     1,792.53     480          477         3.0000000000

   460        III         143,890.19    7.3750000000    7.0000000000       626.27     360          357         3.5000000000

   461        III         419,073.38    7.3750000000    7.0000000000     1,605.44     360          358         3.5000000000

   462        III         560,054.63    7.3750000000    7.0000000000     2,140.58     360          357         3.5000000000

   463        III         476,655.91    7.2500000000    6.8750000000     1,504.84     480          477         3.3750000000

                                                      S-69

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   464        III         437,280.04    7.3750000000    7.0000000000     1,906.21     360          358         3.5000000000

   465        III         584,091.11    7.3750000000    7.0000000000     2,232.32     360          357         3.5000000000

   466        III         205,860.35    7.3750000000    7.0000000000       791.25     360          356         3.5000000000

   467        III         418,976.43    7.1250000000    6.7500000000     1,327.80     480          477         3.2500000000

   468        III         839,475.28    7.1871663586    6.8121663586     2,714.64     360          357         3.3121663586

   469        III       1,293,389.65    7.3750000000    7.0000000000     3,287.13     480          477         3.5000000000

   470        III         422,780.09    7.3750000000    7.0000000000     1,283.99     480          477         3.5000000000

   471        III       2,025,110.99    7.2500000000    6.8750000000     6,545.37     360          357         3.3750000000

   472        III         519,879.41    7.0000000000    6.6250000000     1,929.41     360          357         3.1250000000

   473        III         432,880.35    7.3750000000    7.0000000000     1,402.35     360          356         3.5000000000

   474        III         899,061.48    7.1927374046    6.8177374046     3,343.97     360          356         3.3177374046

   475        III         413,753.33    7.2500000000    6.8750000000     1,537.26     360          355         3.3750000000

   476        III         187,487.60    7.3750000000    7.0000000000       569.32     480          477         3.5000000000

   477        III         285,825.71    7.3750000000    7.0000000000       869.11     480          476         3.5000000000

   478        III         213,057.35    7.3750000000    7.0000000000       540.11     480          475         3.5000000000

   479        III         139,427.17    7.0000000000    6.6250000000       423.96     480          476         3.1250000000

   480        III      15,576,418.62    7.0369738048    6.6619738048    50,483.33     360          357         3.1619738048

   481        III         499,110.18    7.3750000000    7.0000000000     1,848.10     360          354         3.5000000000

   482        III       2,787,811.89    7.2131519682    6.8381519682     7,073.16     480          477         3.3381519682

   483        III         717,037.76    6.8750000000    6.5000000000     1,811.72     480          474         3.0000000000

   484        III         648,644.39    7.2500000000    6.8750000000     2,507.54     360          357         3.3750000000

   485         IV      15,885,145.02    7.2112136054    6.8362136054    51,178.07     360          358         3.3362136054

   486         IV       7,823,344.88    7.2267670416    6.8517670416    28,956.65     360          358         3.3517670416

   487         IV       3,159,997.84    7.3137129059    6.9387129059    13,345.91     360          358         3.4387129059

   488         IV         439,366.04    7.3750000000    7.0000000000     2,100.63     360          358         3.5000000000

   489         IV      94,863,525.65    7.2110087384    6.8360087384   305,051.08     360          357         3.3360087384

   490         IV      60,046,034.63    7.2850911171    6.9100911171   221,942.15     360          357         3.4100911171

   491         IV      24,360,827.36    7.3393415413    6.9643415413   102,717.30     360          357         3.4643415413

   492         IV       1,119,410.67    7.3750000000    7.0000000000     5,347.08     360          357         3.5000000000

                                                      S-70

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   493         IV      47,235,708.51    7.2655910045    6.8905910045   151,526.36     360          356         3.3905910045

   494         IV      39,769,408.61    7.3270037819    6.9520037819   146,712.40     360          356         3.4520037819

   495         IV         168,249.13    7.3750000000    7.0000000000       652.55     360          356         3.5000000000

   496         IV      11,962,681.77    7.3451423848    6.9701423848    50,407.59     360          356         3.4701423848

   497         IV          57,717.66    7.3750000000    7.0000000000       275.00     360          356         3.5000000000

   498         IV      18,412,067.99    7.2671144501    6.8921144501    58,966.06     360          355         3.3921144501

   499         IV      17,069,042.85    7.3270582022    6.9520582022    62,898.11     360          355         3.4520582022

   500         IV       4,789,694.72    7.3585138350    6.9835138350    20,132.71     360          355         3.4835138350

   501         IV         490,114.23    7.3750000000    7.0000000000     2,335.53     360          355         3.5000000000

   502         IV       1,047,407.41    6.9883001592    6.6133001592     3,348.66     360          354         3.1133001592

   503         IV         893,234.63    7.3750000000    7.0000000000     3,281.49     360          354         3.5000000000

   504         IV         128,857.56    7.3750000000    7.0000000000       540.92     360          354         3.5000000000

   505         IV         595,861.67    7.3750000000    7.0000000000     1,897.68     360          353         3.5000000000

   506         IV         232,759.74    6.8750000000    6.5000000000       739.77     360          352         3.0000000000

   507         IV      12,867,609.87    7.2799622703    6.9049622703    32,565.43     480          478         3.4049622703

   508         IV       5,347,688.43    7.2632452028    6.8882452028    16,203.08     480          478         3.3882452028

   509         IV       1,449,815.31    7.3750000000    7.0000000000     5,194.20     480          478         3.5000000000

   510         IV      65,938,370.06    7.2918261767    6.9168261767   166,582.38     480          477         3.4168261767

   511         IV      24,531,530.26    7.3240034965    6.9490034965    74,163.18     480          477         3.4490034965

   512         IV       6,263,499.00    7.3558230028    6.9808230028    22,397.94     480          477         3.4808230028

   513         IV      27,324,183.00    7.3084541829    6.9334541829    68,731.81     480          476         3.4334541829

   514         IV      17,526,731.54    7.3012022572    6.9262022572    52,847.76     480          476         3.4262022572

   515         IV       4,477,678.48    7.3445981426    6.9695981426    15,971.92     480          476         3.4695981426

   516         IV         544,365.97    7.3449633204    6.9699633204     2,269.41     480          476         3.4699633204

   517         IV       9,307,899.85    7.2770269967    6.9020269967    24,015.73     480          475         3.4342559194

   518         IV       4,899,576.84    7.3187995813    6.9437995813    14,733.00     480          475         3.4437995813

   519         IV       1,601,790.98    7.3559811702    6.9809811702     5,702.36     480          475         3.4809811702

   520         IV         478,323.30    7.3750000000    7.0000000000     2,006.11     480          475         3.5000000000

   521         IV         157,304.95    7.3750000000    7.0000000000       392.56     480          474         3.5000000000

                                                      S-71

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   522         IV         213,949.09    7.3750000000    7.0000000000       533.53     480          473         3.5000000000

   523         IV         261,531.76    6.7500000000    6.3750000000       871.79     360          358         2.8750000000

   524         IV         268,080.53    7.3750000000    7.0000000000       893.12     360          357         3.5000000000

   525         IV         283,541.42    7.3750000000    7.0000000000     1,083.68     360          357         3.5000000000

   526         IV         325,120.23    7.3750000000    7.0000000000     1,210.76     480          478         3.5000000000

   527         IV         232,388.06    7.3750000000    7.0000000000       614.45     480          477         3.5000000000

   528         IV         860,601.46    7.3750000000    7.0000000000     2,976.67     360          358         3.5000000000

   529         IV       2,433,142.35    7.1996765582    6.8246765582     8,411.49     360          357         3.3246765582

   530         IV       1,301,150.34    7.3750000000    7.0000000000     5,139.76     360          357         3.5000000000

   531         IV         215,970.60    7.3750000000    7.0000000000       969.94     360          357         3.5000000000

   532         IV         486,457.39    7.3016623717    6.9266623717     1,670.40     360          356         3.4266623717

   533         IV         515,197.89    7.3750000000    7.0000000000     2,031.92     360          356         3.5000000000

   534         IV         517,449.58    7.3750000000    7.0000000000     2,335.04     360          356         3.5000000000

   535         IV         110,108.94    7.3750000000    7.0000000000       378.26     360          355         3.5000000000

   536         IV         653,726.10    7.3750000000    7.0000000000     2,573.84     360          355         3.5000000000

   537         IV       1,355,408.68    7.2839259927    6.9089259927     3,750.73     480          477         3.4089259927

   538         IV         179,454.10    7.3750000000    7.0000000000       590.97     480          477         3.5000000000

   539         IV       1,031,753.94    7.0622847343    6.6872847343     2,846.59     480          476         3.1872847343

   540         IV         629,282.49    7.3750000000    7.0000000000     2,067.71     480          476         3.5000000000

   541         IV         169,328.17    7.3750000000    7.0000000000       465.65     480          475         3.5000000000

   542         IV         160,109.11    7.3750000000    7.0000000000       613.89     360          358         3.5000000000

   543         IV       3,374,588.85    7.2807461619    6.9057461619    12,900.84     360          357         3.4057461619

   544         IV         960,560.22    7.3750000000    7.0000000000     4,179.98     360          357         3.5000000000

   545         IV       1,187,527.37    7.3750000000    7.0000000000     5,848.20     360          357         3.5000000000

   546         IV       1,766,206.52    7.3750000000    7.0000000000     6,740.94     360          356         3.5000000000

   547         IV         384,542.31    7.3750000000    7.0000000000     1,671.21     360          356         3.5000000000

   548         IV         104,056.51    7.3750000000    7.0000000000       511.62     360          356         3.5000000000

   549         IV         169,676.97    7.2500000000    6.8750000000       644.85     360          355         3.3750000000

   550         IV         148,398.25    7.3750000000    7.0000000000       644.11     360          355         3.5000000000

                                                      S-72

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   551         IV         963,494.30    7.3750000000    7.0000000000     4,742.31     360          355         3.5000000000

   552         IV         283,862.08    7.3750000000    7.0000000000     1,077.17     360          353         3.5000000000

   553         IV       3,872,545.42    7.1798131224    6.8048131224    12,221.66     480          477         3.3048131224

   554         IV         245,291.29    7.3750000000    7.0000000000       912.73     480          477         3.5000000000

   555         IV         177,736.70    7.3750000000    7.0000000000       559.58     480          476         3.5000000000

   556         IV         284,028.38    7.3750000000    7.0000000000     1,056.16     480          476         3.5000000000

   557         IV         399,622.01    7.2500000000    6.8750000000     1,251.93     480          475         3.3750000000

   558         IV         398,066.96    7.3750000000    7.0000000000     1,475.27     480          475         3.5000000000

   559         IV         200,264.94    7.3750000000    7.0000000000       627.23     480          474         3.5000000000

   560         IV       1,157,063.19    7.3750000000    7.0000000000     3,740.68     360          357         3.5000000000

   561         IV       2,654,994.91    7.3574622046    6.9824622046     8,595.37     360          356         3.4824622046

   562         IV       1,395,887.00    7.3459495324    6.9709495324     5,189.69     360          356         3.4709495324

   563         IV         183,010.29    7.0687380816    6.6937380816       775.59     360          356         3.1937380816

   564         IV         852,428.25    7.3750000000    7.0000000000     2,753.24     360          355         3.5000000000

   565         IV       1,334,045.40    7.2824964006    6.9074964006     4,951.12     360          355         3.4074964006

   566         IV         207,653.56    7.3750000000    7.0000000000       876.94     360          355         3.5000000000

   567         IV         920,492.96    7.3750000000    7.0000000000     2,349.05     480          477         3.5000000000

   568         IV         525,845.42    7.3750000000    7.0000000000     1,598.93     480          477         3.5000000000

   569         IV         180,936.97    7.3750000000    7.0000000000       598.88     480          477         3.5000000000

   570         IV       1,083,085.19    7.3087829903    6.9337829903     2,747.18     480          476         3.4337829903

   571         IV         158,534.62    7.3750000000    7.0000000000       482.10     480          476         3.5000000000

   572         IV         200,745.90    7.3750000000    7.0000000000       720.99     480          476         3.5000000000

   573         IV         108,563.87    7.3750000000    7.0000000000       274.99     480          475         3.5000000000

   574         IV         177,017.93    7.3750000000    7.0000000000       535.10     480          475         3.5000000000

   575         IV         313,439.57    7.3750000000    7.0000000000       944.82     480          474         3.5000000000

   576         IV         369,724.90    7.3750000000    7.0000000000       930.52     480          473         3.5000000000

   577         IV         357,680.38    7.3750000000    7.0000000000     1,199.71     360          356         3.5000000000

   578         IV         138,086.97    7.3750000000    7.0000000000       530.94     360          356         3.5000000000

   579         IV          93,911.49    6.8750000000    6.5000000000       250.02     480          476         3.0000000000

                                                      S-73

                                                                                    Original
                                                                        Initial     Term to     Remaining
                         Current      Current Gross    Current Net      Monthly     Maturity     Term to
   Loan                  Balances     Mortgage Rate   Mortgage Rate     Payment       (in       Maturity     Gross Margin
  Number     Group         ($)             ($)             (%)            ($)       months)    (in months)        (%)
---------------------------------------------------------------------------------------------------------------------------------

   580         IV         235,117.44    7.3750000000    7.0000000000       932.49     360          357         3.5000000000

   581         IV         124,173.49    7.3750000000    7.0000000000       431.41     360          356         3.5000000000

   582         IV         222,742.14    7.3750000000    7.0000000000       885.08     360          356         3.5000000000

   583         IV         207,315.28    7.3750000000    7.0000000000       905.23     360          357         3.5000000000

   584         IV         322,387.66    6.8122296384    6.4372296384     1,239.44     360          356         2.9372296384

   585         IV         107,633.88    7.3750000000    7.0000000000       470.02     360          355         3.5000000000

   586         IV         245,046.85    7.3750000000    7.0000000000       777.71     480          476         3.5000000000

                                                      S-74

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

    1         No Cap       No Cap       10.3502209135    2.8475350309      1            11            110        One Month Libor

    2         No Cap       No Cap       12.0000000000    3.0701157473      1            11            110        One Month Libor

    3         No Cap       No Cap       12.0000000000    3.5000000000      1            11            110        One Month Libor

    4         No Cap       No Cap       10.7641913011    2.7756140343      1            10            110        One Month Libor

    5         No Cap       No Cap       11.6245071057    3.1104402080      1            10            110        One Month Libor

    6         No Cap       No Cap       12.0000000000    3.3425619478      1            10            110        One Month Libor

    7         No Cap       No Cap       12.0000000000    2.7500000000      1             9            110        One Month Libor

    8         No Cap       No Cap       12.0000000000    3.2500000000      1             9            110        One Month Libor

    9         No Cap       No Cap       12.0000000000    3.1250000000      1             9            110        One Month Libor

    10        No Cap       No Cap       12.0000000000    3.0000000000      1            11            110        One Month Libor

    11        No Cap       No Cap       12.0000000000    3.2791164675      1            11            110        One Month Libor

    12        No Cap       No Cap       12.0000000000    3.1453251093      1            11            110        One Month Libor

    13        No Cap       No Cap       11.5746318217    2.8953054933      1            10            110        One Month Libor

    14        No Cap       No Cap       11.7808065927    3.2784232971      1            10            110        One Month Libor

    15        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110        One Month Libor

    16        No Cap       No Cap       12.0000000000    3.2500000000      1             9            110        One Month Libor

    17        No Cap       No Cap       12.0000000000    3.1250000000      1             9            110        One Month Libor

    18        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110        One Month Libor

    19        No Cap       No Cap       12.0000000000    3.0874955396      1            11            110        One Month Libor

    20        No Cap       No Cap        9.9500000000    3.5000000000      1            11            110        One Month Libor

    21        No Cap       No Cap       10.6053856735    3.2344804925      1            10            110        One Month Libor

    22        No Cap       No Cap       11.9072964225    3.2573362598      1            10            110        One Month Libor

                                                      S-75

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

    23        No Cap       No Cap       11.8587314001    3.4006476836      1            10            110        One Month Libor

    24        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110        One Month Libor

    25        No Cap       No Cap       10.7268624147    3.2500000000      1            11            110        One Month Libor

    26        No Cap       No Cap       12.0000000000    3.5000000000      1            11            110        One Month Libor

    27        No Cap       No Cap       11.1713637746    3.1806730880      1            10            110        One Month Libor

    28        No Cap       No Cap       11.6430086085    3.4548892554      1            10            110        One Month Libor

    29        No Cap       No Cap        9.9500000000    3.3773958188      1             9            110        One Month Libor

    30        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110        One Month Libor

    31        No Cap       No Cap        9.9500000000    3.2500000000      1             9            110        One Month Libor

    32        No Cap       No Cap        9.9500000000    2.8262398672      1            11            110        One Month Libor

    33        No Cap       No Cap       10.8490277786    2.7348764656      1            10            110        One Month Libor

    34        No Cap       No Cap       11.1976106732    3.1512575662      1            10            110        One Month Libor

    35        No Cap       No Cap       12.0000000000    2.5000000000      1            10            110        One Month Libor

    36        No Cap       No Cap        9.9500000000    2.9108887962      1            10            110        One Month Libor

    37        No Cap       No Cap       12.0000000000    2.8750000000      1            10            110        One Month Libor

    38        No Cap       No Cap        9.9500000000    3.5000000000      1             9            110        One Month Libor

    39        No Cap       No Cap       10.9714776861    3.5000000000      1             9            110        One Month Libor

    40        No Cap       No Cap        9.9500000000    2.7500000000      1            10            110        One Month Libor

    41        No Cap       No Cap       12.0000000000    2.9747545522      1            10            110        One Month Libor

    42        No Cap       No Cap       12.0000000000    2.8750000000      1            10            110        One Month Libor

    43        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110        One Month Libor

    44        No Cap       No Cap       11.0035158504    2.5961145762      1            10            110        One Month Libor

    45        No Cap       No Cap       12.0000000000    3.0000000000      1            10            110        One Month Libor

                                                      S-76

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

    46        No Cap       No Cap       10.9457675133    3.1857175313      1            10            110        One Month Libor

    47        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110        One Month Libor

    48        No Cap       No Cap        9.9500000000    2.8750000000      1             9            110        One Month Libor

    49        No Cap       No Cap       11.4183143262    3.0895313614      1            11            110        One Month Libor

    50        No Cap       No Cap       11.5255929350    2.7210727399      1            10            110        One Month Libor

    51        No Cap       No Cap        9.9500000000    2.7500000000      1            10            110        One Month Libor

    52        No Cap       No Cap        9.9500000000    2.8750000000      1             9            110        One Month Libor

    53        No Cap       No Cap       12.0000000000    2.8942910634      1            22            110        One Month Libor

    54        No Cap       No Cap       12.0000000000    3.3794856664      1            22            110        One Month Libor

    55        No Cap       No Cap       12.0000000000    2.7500000000      1            23            110        One Month Libor

    56        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110        One Month Libor

    57        No Cap       No Cap       12.0000000000    3.2329779069      1            22            110        One Month Libor

    58        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110        One Month Libor

    59        No Cap       No Cap       12.0000000000    3.1250000000      1            20            110        One Month Libor

    60        No Cap       No Cap       12.0000000000    3.2500000000      1            20            110        One Month Libor

    61        No Cap       No Cap       12.0000000000    3.3750000000      1            34            110        One Month Libor

    62        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110        One Month Libor

    63        No Cap       No Cap       12.0000000000    3.1250000000      1            34            110        One Month Libor

    64        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110        One Month Libor

    65        No Cap       No Cap       12.0000000000    3.5000000000      1            35            110        One Month Libor

    66        No Cap       No Cap       12.0000000000    3.3750000000      1            34            110        One Month Libor

    67        No Cap       No Cap       12.0000000000    3.0000000000      1            34            110        One Month Libor

                                                      S-77

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

    68        No Cap       No Cap       12.0000000000    3.2500000000      1            35            110        One Month Libor

    69        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110        One Month Libor

    70        No Cap       No Cap       12.0000000000    3.1250000000      1            35            110        One Month Libor

    71        No Cap       No Cap       12.0000000000    3.0560607583      1            34            110        One Month Libor

    72        No Cap       No Cap       12.0000000000    3.3243699668      1            34            110        One Month Libor

    73        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110        One Month Libor

    74        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110        One Month Libor

    75        No Cap       No Cap       12.0000000000    3.2500000000      1            58            110        One Month Libor

    76        No Cap       No Cap       12.0000000000    2.6250000000      1            58            110        One Month Libor

    77        No Cap       No Cap       12.0000000000    3.5000000000      1            59            110        One Month Libor

    78        No Cap       No Cap       12.0000000000    3.2733653064      1            58            110        One Month Libor

    79        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110        One Month Libor

    80        No Cap       No Cap       12.0000000000    3.5000000000      1            59            110        One Month Libor

    81        No Cap       No Cap       12.0000000000    3.3946300727      1            58            110        One Month Libor

    82        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110        One Month Libor

    83        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110        One Month Libor

    84        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110        One Month Libor

    85        No Cap       No Cap       12.0000000000    3.1250000000      1            59            110        One Month Libor

    86        No Cap       No Cap       12.0000000000    3.1250000000      1            58            110        One Month Libor

    87        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110        One Month Libor

    88        No Cap       No Cap       12.0000000000    3.2500000000      1            10            110        One Month Libor

    89        No Cap       No Cap        9.9500000000    3.5000000000      1            10            110        One Month Libor

    90        No Cap       No Cap       10.6612104121    2.7449005344      1            10            110        One Month Libor

    91        No Cap       No Cap       12.0000000000    3.3750000000      1            10            110        One Month Libor

                                                      S-78

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

    92        No Cap       No Cap       12.0000000000    3.3750000000      1            10            110        One Month Libor

    93        No Cap       No Cap        9.9500000000    2.8750000000      1             9            110        One Month Libor

    94        No Cap       No Cap       12.0000000000    2.8750000000      1            10            110        One Month Libor

    95        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110        One Month Libor

    96        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110        One Month Libor

    97        No Cap       No Cap       12.0000000000    3.2500000000      1            34            110        One Month Libor

    98        No Cap       No Cap       12.0000000000    3.3750000000      1            34            110        One Month Libor

    99        No Cap       No Cap       12.0000000000    3.1250000000      1            58            110        One Month Libor

   100        No Cap       No Cap       12.0000000000    3.2500000000      1            58            110        One Month Libor

   101        No Cap       No Cap       11.5598959592    3.0773289935      1            11            110              MTA

   102        No Cap       No Cap       11.9413304533    3.3685681619      1            11            110              MTA

   103        No Cap       No Cap       12.0000000000    3.4847909434      1            11            110              MTA

   104        No Cap       No Cap       10.9824908421    3.0789264776      1            10            110              MTA

   105        No Cap       No Cap       11.9542735044    3.3790616070      1            10            110              MTA

   106        No Cap       No Cap       11.9552499508    3.4247479826      1            10            110              MTA

   107        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   108        No Cap       No Cap       10.8838324438    3.0793061572      1             9            110              MTA

   109        No Cap       No Cap       11.9221066936    3.3812095858      1             9            110              MTA

   110        No Cap       No Cap       11.9592922083    3.4114716996      1             9            110              MTA

   111        No Cap       No Cap       10.8603280280    3.1230100803      1             8            110              MTA

   112        No Cap       No Cap       11.8801622640    3.3969400315      1             8            110              MTA

   113        No Cap       No Cap       11.7986641961    3.5000000000      1             8            110              MTA

   114        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

                                                      S-79

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   115        No Cap       No Cap       12.0000000000    3.0000000000      1             5            110              MTA

   116        No Cap       No Cap       12.0000000000    3.5000000000      1             5            110              MTA

   117        No Cap       No Cap       11.3716235618    3.2830660102      1            11            110              MTA

   118        No Cap       No Cap       12.0000000000    3.4426471008      1            11            110              MTA

   119        No Cap       No Cap       12.0000000000    3.4729307014      1            11            110              MTA

   120        No Cap       No Cap       10.9518463550    3.1331359117      1            10            110              MTA

   121        No Cap       No Cap       11.9710643492    3.4114409222      1            10            110              MTA

   122        No Cap       No Cap       11.9188783844    3.4852239343      1            10            110              MTA

   123        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   124        No Cap       No Cap       10.6969329944    3.1857997541      1             9            110              MTA

   125        No Cap       No Cap       11.7868875174    3.4200223774      1             9            110              MTA

   126        No Cap       No Cap       11.9326550387    3.5000000000      1             9            110              MTA

   127        No Cap       No Cap       10.7800253657    3.2126824641      1             8            110              MTA

   128        No Cap       No Cap       11.8158810245    3.4401335225      1             8            110              MTA

   129        No Cap       No Cap       11.7921492099    3.4907911466      1             8            110              MTA

   130        No Cap       No Cap       12.0000000000    3.2500000000      1             7            110              MTA

   131        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   132        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   133        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   134        No Cap       No Cap        9.9500000000    3.2570215925      1             9            110              MTA

   135        No Cap       No Cap       11.3545659095    3.3436543213      1             9            110              MTA

   136        No Cap       No Cap        9.9500000000    3.0000000000      1             8            110              MTA

   137        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

                                                      S-80

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   138        No Cap       No Cap       12.0000000000    3.5000000000      1             4            110              MTA

   139        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   140        No Cap       No Cap       12.0000000000    3.1250000000      1             9            110              MTA

   141        No Cap       No Cap       11.1498433392    3.0905578797      1            11            110              MTA

   142        No Cap       No Cap       11.7984649892    3.1301081646      1            11            110              MTA

   143        No Cap       No Cap       11.0308353407    3.0957736718      1            10            110              MTA

   144        No Cap       No Cap       11.3316946227    3.3030107550      1            10            110              MTA

   145        No Cap       No Cap       11.6574797561    3.5000000000      1            10            110              MTA

   146        No Cap       No Cap       10.8145274101    3.1436521270      1             9            110              MTA

   147        No Cap       No Cap       11.3146695058    3.2295730993      1             9            110              MTA

   148        No Cap       No Cap       10.9820918381    3.4500884458      1             9            110              MTA

   149        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   150        No Cap       No Cap       10.6229452241    3.1884495051      1             8            110              MTA

   151        No Cap       No Cap       11.3982056730    3.2852845613      1             8            110              MTA

   152        No Cap       No Cap       10.5796766298    3.5000000000      1             8            110              MTA

   153        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   154        No Cap       No Cap       11.3987027951    3.2403942434      1             7            110              MTA

   155        No Cap       No Cap       12.0000000000    3.3347558223      1             7            110              MTA

   156        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   157        No Cap       No Cap       10.9110165707    3.0251569263      1             6            110              MTA

   158        No Cap       No Cap       12.0000000000    3.5000000000      1             6            110              MTA

   159        No Cap       No Cap       12.0000000000    3.5000000000      1             5            110              MTA

   160        No Cap       No Cap       12.0000000000    3.5000000000      1             4            110              MTA

                                                      S-81

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   161        No Cap       No Cap        9.9500000000    3.3051505949      1            11            110              MTA

   162        No Cap       No Cap       12.0000000000    3.2989457811      1            11            110              MTA

   163        No Cap       No Cap       10.7397666392    3.2710364583      1            10            110              MTA

   164        No Cap       No Cap       11.6592440979    3.4480727000      1            10            110              MTA

   165        No Cap       No Cap       11.5185976613    3.4502226894      1            10            110              MTA

   166        No Cap       No Cap       10.9310173905    3.2739706366      1             9            110              MTA

   167        No Cap       No Cap       11.6179470395    3.4467991310      1             9            110              MTA

   168        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   169        No Cap       No Cap       10.7728935978    3.2664978502      1             8            110              MTA

   170        No Cap       No Cap       11.3905174128    3.4638704897      1             8            110              MTA

   171        No Cap       No Cap       10.7734917069    3.2243612731      1             7            110              MTA

   172        No Cap       No Cap        9.9500000000    3.5000000000      1             6            110              MTA

   173        No Cap       No Cap       12.0000000000    3.5000000000      1             5            110              MTA

   174        No Cap       No Cap       10.3635963071    3.0713810408      1            11            110              MTA

   175        No Cap       No Cap       12.0000000000    3.2588341455      1            11            110              MTA

   176        No Cap       No Cap       12.0000000000    3.4549216310      1            11            110              MTA

   177        No Cap       No Cap       10.9654618507    2.9788126577      1            10            110              MTA

   178        No Cap       No Cap       11.3825042448    3.2954947698      1            10            110              MTA

   179        No Cap       No Cap       11.5866953459    3.4728468972      1            10            110              MTA

   180        No Cap       No Cap       10.4045779561    3.5000000000      1            10            110              MTA

   181        No Cap       No Cap       10.8052048681    2.9706217869      1             9            110              MTA

   182        No Cap       No Cap       11.5812250087    3.2565264536      1             9            110              MTA

                                                      S-82

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   183        No Cap       No Cap       11.4715236084    3.4551865460      1             9            110              MTA

   184        No Cap       No Cap       12.0000000000    3.4332385427      1             9            110              MTA

   185        No Cap       No Cap       10.8543718876    2.9512069158      1             8            110              MTA

   186        No Cap       No Cap       11.4481933025    3.2230469706      1             8            110              MTA

   187        No Cap       No Cap       10.9119937522    3.4042643698      1             8            110              MTA

   188        No Cap       No Cap       11.3861212365    2.9591280532      1             7            110              MTA

   189        No Cap       No Cap       12.0000000000    3.2116205976      1             7            110              MTA

   190        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   191        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   192        No Cap       No Cap       12.0000000000    3.0000000000      1             6            110              MTA

   193        No Cap       No Cap       11.2154412128    3.3016419181      1             6            110              MTA

   194        No Cap       No Cap       12.0000000000    3.4531230596      1             6            110              MTA

   195        No Cap       No Cap       12.0000000000    3.5000000000      1             5            110              MTA

   196        No Cap       No Cap       12.0000000000    3.2204687529      1             4            110              MTA

   197        No Cap       No Cap       12.0000000000    3.5000000000      1             2            110              MTA

   198        No Cap       No Cap        9.9500000000    3.1250000000      1            11            110              MTA

   199        No Cap       No Cap       12.0000000000    3.3750000000      1            11            110              MTA

   200        No Cap       No Cap       11.0402319124    3.0740497488      1            10            110              MTA

   201        No Cap       No Cap       12.0000000000    3.4172651744      1            10            110              MTA

   202        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   203        No Cap       No Cap       10.7684105511    3.0332162247      1             9            110              MTA

   204        No Cap       No Cap       10.6821887788    3.2847196911      1             9            110              MTA

   205        No Cap       No Cap        9.9500000000    3.3750000000      1             9            110              MTA

   206        No Cap       No Cap       10.6775336999    3.0763579255      1             8            110              MTA

                                                      S-83

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   207        No Cap       No Cap       11.4994402162    3.4592092027      1             8            110              MTA

   208        No Cap       No Cap       11.4736372909    3.5000000000      1             8            110              MTA

   209        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   210        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   211        No Cap       No Cap       12.0000000000    3.2500000000      1            21            110              MTA

   212        No Cap       No Cap       12.0000000000    3.4839840154      1            21            110              MTA

   213        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   214        No Cap       No Cap       12.0000000000    3.1250000000      1            20            110              MTA

   215        No Cap       No Cap       12.0000000000    3.3750000000      1            23            110              MTA

   216        No Cap       No Cap       12.0000000000    3.3750000000      1            22            110              MTA

   217        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   218        No Cap       No Cap       12.0000000000    3.4111411394      1            22            110              MTA

   219        No Cap       No Cap       12.0000000000    3.2047493323      1            21            110              MTA

   220        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   221        No Cap       No Cap       12.0000000000    2.8750000000      1            20            110              MTA

   222        No Cap       No Cap       12.0000000000    3.3724362914      1            20            110              MTA

   223        No Cap       No Cap       12.0000000000    3.5000000000      1            20            110              MTA

   224        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   225        No Cap       No Cap       12.0000000000    3.2500000000      1            20            110              MTA

   226        No Cap       No Cap       12.0000000000    3.1250000000      1            22            110              MTA

   227        No Cap       No Cap       12.0000000000    3.3750000000      1            22            110              MTA

   228        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   229        No Cap       No Cap       12.0000000000    3.3750000000      1            22            110              MTA

                                                      S-84

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   230        No Cap       No Cap       12.0000000000    3.2891085216      1            21            110              MTA

   231        No Cap       No Cap       12.0000000000    3.3254712540      1            34            110              MTA

   232        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   233        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   234        No Cap       No Cap       12.0000000000    3.2500000000      1            33            110              MTA

   235        No Cap       No Cap       12.0000000000    3.2500000000      1            32            110              MTA

   236        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

   237        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   238        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   239        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   240        No Cap       No Cap       12.0000000000    3.0000000000      1            32            110              MTA

   241        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

   242        No Cap       No Cap       12.0000000000    3.4238956187      1            34            110              MTA

   243        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   244        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   245        No Cap       No Cap       12.0000000000    3.4778264207      1            33            110              MTA

   246        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   247        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   248        No Cap       No Cap       12.0000000000    3.4253460059      1            32            110              MTA

   249        No Cap       No Cap       12.0000000000    3.2548886319      1            34            110              MTA

   250        No Cap       No Cap       12.0000000000    3.4711532969      1            33            110              MTA

   251        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   252        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

                                                      S-85

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   253        No Cap       No Cap       12.0000000000    3.3177261871      1            34            110              MTA

   254        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   255        No Cap       No Cap       12.0000000000    3.3750000000      1            32            110              MTA

   256        No Cap       No Cap       12.0000000000    3.2500000000      1            35            110              MTA

   257        No Cap       No Cap       12.0000000000    3.5000000000      1            35            110              MTA

   258        No Cap       No Cap       12.0000000000    3.4173470438      1            33            110              MTA

   259        No Cap       No Cap       12.0000000000    3.3750000000      1            32            110              MTA

   260        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   261        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   262        No Cap       No Cap       12.0000000000    2.7500000000      1            57            110              MTA

   263        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   264        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

   265        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

   266        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   267        No Cap       No Cap       12.0000000000    3.2500000000      1            59            110              MTA

   268        No Cap       No Cap       12.0000000000    3.3628090437      1            58            110              MTA

   269        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   270        No Cap       No Cap       12.0000000000    3.3706724407      1            57            110              MTA

   271        No Cap       No Cap       12.0000000000    3.3750000000      1            56            110              MTA

   272        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   273        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   274        No Cap       No Cap       12.0000000000    3.2042573837      1            57            110              MTA

   275        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

                                                      S-86

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   276        No Cap       No Cap       12.0000000000    3.1179395009      1            58            110              MTA

   277        No Cap       No Cap       12.0000000000    3.1784049148      1            57            110              MTA

   278        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   279        No Cap       No Cap       12.0000000000    3.5000000000      1            59            110              MTA

   280        No Cap       No Cap       12.0000000000    3.2299534603      1            58            110              MTA

   281        No Cap       No Cap       12.0000000000    3.3642948196      1            57            110              MTA

   282        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   283        No Cap       No Cap       12.0000000000    3.2820624628      1            56            110              MTA

   284        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

   285        No Cap       No Cap        9.9500000000    3.5000000000      1            12            110              MTA

   286        No Cap       No Cap        9.9500000000    3.5000000000      1             5            110              MTA

   287        No Cap       No Cap       12.0000000000    3.5000000000      1             5            110              MTA

   288        No Cap       No Cap       12.0000000000    3.3750000000      1             6            110              MTA

   289        No Cap       No Cap        9.9500000000    3.5000000000      1            10            110              MTA

   290        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   291        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   292        No Cap       No Cap       10.5129888876    3.3058075973      1             9            110              MTA

   293        No Cap       No Cap       12.0000000000    3.4021389638      1             9            110              MTA

   294        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   295        No Cap       No Cap       10.7983335224    3.2848612947      1             8            110              MTA

   296        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   297        No Cap       No Cap       11.2851548035    3.5000000000      1            10            110              MTA

   298        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

                                                      S-87

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   299        No Cap       No Cap       10.8720355297    3.1689933503      1             9            110              MTA

   300        No Cap       No Cap       12.0000000000    3.4333351612      1             9            110              MTA

   301        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   302        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   303        No Cap       No Cap       10.6102982380    3.1596763627      1            10            110              MTA

   304        No Cap       No Cap       12.0000000000    3.2930142068      1            10            110              MTA

   305        No Cap       No Cap       10.7455694858    3.1963982193      1             9            110              MTA

   306        No Cap       No Cap       10.6894749297    3.2049100653      1             9            110              MTA

   307        No Cap       No Cap       10.4393470218    3.0699843215      1             8            110              MTA

   308        No Cap       No Cap       10.4846692714    3.2771946455      1             8            110              MTA

   309        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   310        No Cap       No Cap       12.0000000000    3.4666397229      1            10            110              MTA

   311        No Cap       No Cap        9.9500000000    3.2525663585      1             9            110              MTA

   312        No Cap       No Cap        9.9500000000    3.5000000000      1             9            110              MTA

   313        No Cap       No Cap       10.8825465935    3.3693680523      1            10            110              MTA

   314        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   315        No Cap       No Cap       10.7589377030    3.0301898547      1             9            110              MTA

   316        No Cap       No Cap       11.6022637475    3.3429786248      1             9            110              MTA

   317        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   318        No Cap       No Cap       10.7467087789    2.9095688416      1             8            110              MTA

   319        No Cap       No Cap       11.3391689884    3.2811599425      1             8            110              MTA

   320        No Cap       No Cap       10.8718480605    2.8624204952      1             6            110              MTA

   321        No Cap       No Cap       12.0000000000    3.5000000000      1             6            110              MTA

                                                      S-88

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   322        No Cap       No Cap       12.0000000000    3.5000000000      1             5            110              MTA

   323        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   324        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   325        No Cap       No Cap       12.0000000000    3.4172550590      1             9            110              MTA

   326        No Cap       No Cap        9.9500000000    3.0000000000      1             9            110              MTA

   327        No Cap       No Cap        9.9500000000    3.1884454559      1             8            110              MTA

   328        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   329        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   330        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   331        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   332        No Cap       No Cap       12.0000000000    3.5000000000      1            20            110              MTA

   333        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   334        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   335        No Cap       No Cap       12.0000000000    3.1250000000      1            21            110              MTA

   336        No Cap       No Cap       12.0000000000    3.0000000000      1            33            110              MTA

   337        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   338        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

   339        No Cap       No Cap       12.0000000000    3.5000000000      1            31            110              MTA

   340        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

   341        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   342        No Cap       No Cap       12.0000000000    3.5000000000      1             9            115              MTA

   343        No Cap       No Cap       12.0000000000    3.5000000000      1             7            115              MTA

   344        No Cap       No Cap       10.9633004071    3.1416185817      1            11            110              MTA

                                                      S-89

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   345        No Cap       No Cap       11.7070875594    3.4048522632      1            11            110              MTA

   346        No Cap       No Cap       12.0000000000    3.5000000000      1            11            110              MTA

   347        No Cap       No Cap       11.2978607123    3.0735620354      1            10            110              MTA

   348        No Cap       No Cap       11.9017953659    3.3311769006      1            10            110              MTA

   349        No Cap       No Cap       11.6744817281    3.4665999839      1            10            110              MTA

   350        No Cap       No Cap       10.7478241900    2.9600705061      1             9            110              MTA

   351        No Cap       No Cap        9.9500000000    3.3750000000      1             9            110              MTA

   352        No Cap       No Cap        9.9500000000    3.3143568070      1             8            110              MTA

   353        No Cap       No Cap       12.0000000000    3.1250000000      1             8            110              MTA

   354        No Cap       No Cap       10.5426196370    3.0373143061      1             7            110              MTA

   355        No Cap       No Cap       11.1320594300    3.1427012457      1            11            110              MTA

   356        No Cap       No Cap       12.0000000000    3.4434526666      1            11            110              MTA

   357        No Cap       No Cap       12.0000000000    3.2500000000      1            11            110              MTA

   358        No Cap       No Cap       11.3209400583    3.2198293355      1            10            110              MTA

   359        No Cap       No Cap       11.7572295655    3.4532800693      1            10            110              MTA

   360        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   361        No Cap       No Cap        9.9500000000    3.2500000000      1             9            110              MTA

   362        No Cap       No Cap        9.9500000000    3.5000000000      1             9            110              MTA

   363        No Cap       No Cap        9.9500000000    2.6250000000      1            11            110              MTA

   364        No Cap       No Cap       12.0000000000    3.1250000000      1            10            110              MTA

   365        No Cap       No Cap        9.9500000000    3.3750000000      1            10            110              MTA

   366        No Cap       No Cap       11.4614382845    3.2929444810      1            10            110              MTA

   367        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

                                                      S-90

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   368        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   369        No Cap       No Cap       12.0000000000    2.8018726552      1             9            110              MTA

   370        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   371        No Cap       No Cap        9.9500000000    3.5000000000      1             9            110              MTA

   372        No Cap       No Cap       12.0000000000    3.2500000000      1             9            110              MTA

   373        No Cap       No Cap       12.0000000000    3.0000000000      1            11            110              MTA

   374        No Cap       No Cap       10.3413635834    3.5000000000      1            10            110              MTA

   375        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   376        No Cap       No Cap       12.0000000000    3.3750000000      1             8            110              MTA

   377        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   378        No Cap       No Cap        9.9500000000    3.5000000000      1             8            110              MTA

   379        No Cap       No Cap       12.0000000000    3.1250000000      1            10            110              MTA

   380        No Cap       No Cap       11.2783650670    3.0502763523      1            11            110              MTA

   381        No Cap       No Cap       12.0000000000    3.3756029410      1            11            110              MTA

   382        No Cap       No Cap       11.1597402551    3.1140060598      1            10            110              MTA

   383        No Cap       No Cap       11.8809715120    3.4016424505      1            10            110              MTA

   384        No Cap       No Cap       11.6863128289    3.5000000000      1            10            110              MTA

   385        No Cap       No Cap       10.9794543978    3.3205710172      1             9            110              MTA

   386        No Cap       No Cap       10.3799702726    3.2516077266      1             9            110              MTA

   387        No Cap       No Cap        9.9500000000    3.1933586545      1             8            110              MTA

   388        No Cap       No Cap        9.9500000000    3.2500000000      1             8            110              MTA

   389        No Cap       No Cap        9.9500000000    3.4307977441      1             7            110              MTA

   390        No Cap       No Cap       11.7118862794    3.3398505208      1             6            110              MTA

                                                      S-91

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   391        No Cap       No Cap       12.0000000000    3.1250000000      1             5            110              MTA

   392        No Cap       No Cap       12.0000000000    3.5000000000      1             5            110              MTA

   393        No Cap       No Cap       11.1903447929    3.3354126192      1            11            110              MTA

   394        No Cap       No Cap        9.9500000000    2.8750000000      1            11            110              MTA

   395        No Cap       No Cap       12.0000000000    3.5000000000      1            11            110              MTA

   396        No Cap       No Cap       10.9826291815    3.2096484092      1            10            110              MTA

   397        No Cap       No Cap       11.6515336156    3.4430214919      1            10            110              MTA

   398        No Cap       No Cap        9.9500000000    3.5000000000      1             9            110              MTA

   399        No Cap       No Cap       12.0000000000    3.0000000000      1             9            110              MTA

   400        No Cap       No Cap        9.9500000000    3.5000000000      1             8            110              MTA

   401        No Cap       No Cap       12.0000000000    3.0000000000      1            11            110              MTA

   402        No Cap       No Cap       10.2889956667    3.2370412560      1            10            110              MTA

   403        No Cap       No Cap       11.7052128368    3.3149684437      1            10            110              MTA

   404        No Cap       No Cap       11.7239793055    3.3887803508      1            10            110              MTA

   405        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   406        No Cap       No Cap       11.0072906009    3.0881408490      1             9            110              MTA

   407        No Cap       No Cap       11.9315412912    3.1772833503      1             9            110              MTA

   408        No Cap       No Cap       12.0000000000    3.3661531672      1             9            110              MTA

   409        No Cap       No Cap       11.0550638733    3.1063167812      1             8            110              MTA

   410        No Cap       No Cap       12.0000000000    3.2801583964      1             8            110              MTA

   411        No Cap       No Cap       12.0000000000    3.2500000000      1             8            110              MTA

   412        No Cap       No Cap       10.1965910896    3.2331128259      1            10            110              MTA

   413        No Cap       No Cap       11.6656796738    3.0774849387      1            10            110              MTA

                                                      S-92

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   414        No Cap       No Cap       11.1349022604    3.2063375513      1             9            110              MTA

   415        No Cap       No Cap       11.6829383894    3.2446349708      1             9            110              MTA

   416        No Cap       No Cap       11.8010388834    3.4848741118      1             9            110              MTA

   417        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   418        No Cap       No Cap        9.9500000000    3.3717602297      1             8            110              MTA

   419        No Cap       No Cap       12.0000000000    3.3316880193      1             8            110              MTA

   420        No Cap       No Cap       12.0000000000    3.2500000000      1            10            110              MTA

   421        No Cap       No Cap       11.1238946935    3.0259344824      1            11            110              MTA

   422        No Cap       No Cap       10.9837022971    2.9699460468      1            10            110              MTA

   423        No Cap       No Cap       11.4084603343    3.2631149267      1            10            110              MTA

   424        No Cap       No Cap       11.3679765775    3.3654115907      1            10            110              MTA

   425        No Cap       No Cap       10.7799255731    3.2222444860      1             9            110              MTA

   426        No Cap       No Cap       10.9812412831    3.4221515660      1             9            110              MTA

   427        No Cap       No Cap       12.0000000000    3.2500000000      1             8            110              MTA

   428        No Cap       No Cap        9.9500000000    3.3750000000      1             8            110              MTA

   429        No Cap       No Cap       12.0000000000    3.3258986169      1             7            110              MTA

   430        No Cap       No Cap       12.0000000000    3.5000000000      1             6            110              MTA

   431        No Cap       No Cap       12.0000000000    3.1250000000      1             6            110              MTA

   432        No Cap       No Cap        9.9500000000    3.5000000000      1             5            110              MTA

   433        No Cap       No Cap       10.8840983797    3.1066419540      1            11            110              MTA

   434        No Cap       No Cap       12.0000000000    3.2500000000      1            11            110              MTA

   435        No Cap       No Cap       11.4495660142    2.9978507696      1            10            110              MTA

   436        No Cap       No Cap       11.4876421508    3.3534816734      1            10            110              MTA

                                                      S-93

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   437        No Cap       No Cap       11.5543245471    3.4728246675      1            10            110              MTA

   438        No Cap       No Cap       12.0000000000    2.8750000000      1             9            110              MTA

   439        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   440        No Cap       No Cap        9.9500000000    3.5000000000      1             8            110              MTA

   441        No Cap       No Cap       12.0000000000    3.1815516070      1             7            110              MTA

   442        No Cap       No Cap        9.9500000000    2.7500000000      1             6            110              MTA

   443        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   444        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   445        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   446        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   447        No Cap       No Cap       12.0000000000    3.3046125533      1            22            110              MTA

   448        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   449        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   450        No Cap       No Cap       12.0000000000    3.3283949496      1            34            110              MTA

   451        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   452        No Cap       No Cap       12.0000000000    3.2600534690      1            34            110              MTA

   453        No Cap       No Cap       12.0000000000    3.4280962292      1            34            110              MTA

   454        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   455        No Cap       No Cap       12.0000000000    3.2438128749      1            34            110              MTA

   456        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   457        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

   458        No Cap       No Cap       12.0000000000    3.3750000000      1            33            110              MTA

   459        No Cap       No Cap       12.0000000000    3.0000000000      1            58            110              MTA

                                                      S-94

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   460        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   461        No Cap       No Cap       12.0000000000    3.5000000000      1            59            110              MTA

   462        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   463        No Cap       No Cap       12.0000000000    3.3750000000      1            58            110              MTA

   464        No Cap       No Cap       12.0000000000    3.5000000000      1            59            110              MTA

   465        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   466        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   467        No Cap       No Cap       12.0000000000    3.2500000000      1            58            110              MTA

   468        No Cap       No Cap       12.0000000000    3.3121663586      1            10            110              MTA

   469        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   470        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   471        No Cap       No Cap       12.0000000000    3.3750000000      1            10            110              MTA

   472        No Cap       No Cap       12.0000000000    3.1250000000      1            10            110              MTA

   473        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   474        No Cap       No Cap       12.0000000000    3.3177374046      1             9            110              MTA

   475        No Cap       No Cap       12.0000000000    3.3750000000      1             8            110              MTA

   476        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   477        No Cap       No Cap        9.9500000000    3.5000000000      1             9            110              MTA

   478        No Cap       No Cap        9.9500000000    3.5000000000      1             8            110              MTA

   479        No Cap       No Cap       12.0000000000    3.1250000000      1             9            110              MTA

   480        No Cap       No Cap       11.3019920158    3.1619738048      1            10            110              MTA

   481        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   482        No Cap       No Cap       11.4848800604    3.3381519682      1            10            110              MTA

                                                      S-95

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   483        No Cap       No Cap        9.9500000000    3.0000000000      1             7            110              MTA

   484        No Cap       No Cap       12.0000000000    3.3750000000      1            58            110              MTA

   485        No Cap       No Cap       11.2706294297    3.3362136054      1            11            110              MTA

   486        No Cap       No Cap       11.5806389843    3.3517670416      1            11            110              MTA

   487        No Cap       No Cap       11.8922164600    3.4387129059      1            11            110              MTA

   488        No Cap       No Cap       12.0000000000    3.5000000000      1            11            110              MTA

   489        No Cap       No Cap       11.1602742598    3.3360087384      1            10            110              MTA

   490        No Cap       No Cap       11.8101526193    3.4100911171      1            10            110              MTA

   491        No Cap       No Cap       11.7251492995    3.4643415413      1            10            110              MTA

   492        No Cap       No Cap       11.3999911386    3.5000000000      1            10            110              MTA

   493        No Cap       No Cap       10.8719058323    3.3905910045      1             9            110              MTA

   494        No Cap       No Cap       11.4569318018    3.4520037819      1             9            110              MTA

   495        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   496        No Cap       No Cap       11.6097029064    3.4701423848      1             9            110              MTA

   497        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   498        No Cap       No Cap       10.7835864936    3.3921144501      1             8            110              MTA

   499        No Cap       No Cap       11.5664752420    3.4520582022      1             8            110              MTA

   500        No Cap       No Cap       11.7631583473    3.4835138350      1             8            110              MTA

   501        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   502        No Cap       No Cap       11.2986119847    3.1133001592      1             7            110              MTA

   503        No Cap       No Cap       10.5111041217    3.5000000000      1             7            110              MTA

   504        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   505        No Cap       No Cap       10.6970337528    3.5000000000      1             6            110              MTA

                                                      S-96

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   506        No Cap       No Cap       12.0000000000    3.0000000000      1             5            110              MTA

   507        No Cap       No Cap       11.2297466632    3.4049622703      1            11            110              MTA

   508        No Cap       No Cap       11.7469969874    3.3882452028      1            11            110              MTA

   509        No Cap       No Cap       12.0000000000    3.5000000000      1            11            110              MTA

   510        No Cap       No Cap       11.1983297631    3.4168261767      1            10            110              MTA

   511        No Cap       No Cap       11.5527409470    3.4490034965      1            10            110              MTA

   512        No Cap       No Cap       11.5821869802    3.4808230028      1            10            110              MTA

   513        No Cap       No Cap       10.6188551327    3.4334541829      1             9            110              MTA

   514        No Cap       No Cap       11.4157652298    3.4262022572      1             9            110              MTA

   515        No Cap       No Cap       11.8257014479    3.4695981426      1             9            110              MTA

   516        No Cap       No Cap       12.0000000000    3.4699633204      1             9            110              MTA

   517        No Cap       No Cap       10.7085239857    3.4342559194      1             8            110              MTA

   518        No Cap       No Cap       11.3665811014    3.4437995813      1             8            110              MTA

   519        No Cap       No Cap       11.7542289179    3.4809811702      1             8            110              MTA

   520        No Cap       No Cap        9.9500000000    3.5000000000      1             8            110              MTA

   521        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   522        No Cap       No Cap        9.9500000000    3.5000000000      1             6            110              MTA

   523        No Cap       No Cap       12.0000000000    2.8750000000      1            23            110              MTA

   524        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   525        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   526        No Cap       No Cap       12.0000000000    3.5000000000      1            23            110              MTA

   527        No Cap       No Cap       12.0000000000    3.5000000000      1            22            110              MTA

   528        No Cap       No Cap       12.0000000000    3.5000000000      1            35            110              MTA

                                                      S-97

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   529        No Cap       No Cap       12.0000000000    3.3246765582      1            34            110              MTA

   530        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   531        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   532        No Cap       No Cap       12.0000000000    3.4266623717      1            33            110              MTA

   533        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   534        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   535        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

   536        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

   537        No Cap       No Cap       12.0000000000    3.4089259927      1            34            110              MTA

   538        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   539        No Cap       No Cap       12.0000000000    3.1872847343      1            33            110              MTA

   540        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   541        No Cap       No Cap       12.0000000000    3.5000000000      1            32            110              MTA

   542        No Cap       No Cap       12.0000000000    3.5000000000      1            59            110              MTA

   543        No Cap       No Cap       12.0000000000    3.4057461619      1            58            110              MTA

   544        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   545        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   546        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   547        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   548        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   549        No Cap       No Cap       12.0000000000    3.3750000000      1            56            110              MTA

   550        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

   551        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

                                                      S-98

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   552        No Cap       No Cap       12.0000000000    3.5000000000      1            54            110              MTA

   553        No Cap       No Cap       12.0000000000    3.3048131224      1            58            110              MTA

   554        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   555        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   556        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

   557        No Cap       No Cap       12.0000000000    3.3750000000      1            56            110              MTA

   558        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

   559        No Cap       No Cap       12.0000000000    3.5000000000      1            55            110              MTA

   560        No Cap       No Cap       11.7115158183    3.5000000000      1            10            110              MTA

   561        No Cap       No Cap       11.4073904618    3.4824622046      1             9            110              MTA

   562        No Cap       No Cap       11.6672012752    3.4709495324      1             9            110              MTA

   563        No Cap       No Cap       12.0000000000    3.1937380816      1             9            110              MTA

   564        No Cap       No Cap       11.5391104366    3.5000000000      1             8            110              MTA

   565        No Cap       No Cap       11.6081825585    3.4074964006      1             8            110              MTA

   566        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

   567        No Cap       No Cap        9.9500000000    3.5000000000      1            10            110              MTA

   568        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   569        No Cap       No Cap       12.0000000000    3.5000000000      1            10            110              MTA

   570        No Cap       No Cap        9.9500000000    3.4337829903      1             9            110              MTA

   571        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   572        No Cap       No Cap       12.0000000000    3.5000000000      1             9            110              MTA

   573        No Cap       No Cap        9.9500000000    3.5000000000      1             8            110              MTA

   574        No Cap       No Cap       12.0000000000    3.5000000000      1             8            110              MTA

                                                      S-99

                                                                       Number of
                                                                       Months
                                                                       Until         Number of
              Initial    Subsequent                                    Next Rate   Months Until    Negative
             Periodic     Periodic     Maximum Gross   Minimum Gross   Adjustment    Next Pay     Amortization
   Loan      Rate Cap     Rate Cap     Mortgage Rate   Mortgage Rate   (in          Adjustment        Cap
  Number        (%)          (%)            (%)             (%)         months)     (in months)       (%)             Index
------------------------------------------------------------------------------------------------------------------------------------

   575        No Cap       No Cap       12.0000000000    3.5000000000      1             7            110              MTA

   576        No Cap       No Cap        9.9500000000    3.5000000000      1             6            110              MTA

   577        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   578        No Cap       No Cap       12.0000000000    3.5000000000      1            21            110              MTA

   579        No Cap       No Cap       12.0000000000    3.0000000000      1            21            110              MTA

   580        No Cap       No Cap       12.0000000000    3.5000000000      1            34            110              MTA

   581        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   582        No Cap       No Cap       12.0000000000    3.5000000000      1            33            110              MTA

   583        No Cap       No Cap       12.0000000000    3.5000000000      1            58            110              MTA

   584        No Cap       No Cap       12.0000000000    2.9372296384      1            57            110              MTA

   585        No Cap       No Cap       12.0000000000    3.5000000000      1            56            110              MTA

   586        No Cap       No Cap       12.0000000000    3.5000000000      1            57            110              MTA

                                                      S-100

There will be discrepancies  between the characteristics of the actual mortgage loans and the characteristics  assumed in preparing the tables below. Any discrepancy may have an effect upon the percentages of the initial  principal  amounts  outstanding (and the weighted average lives) of the classes of Offered  Certificates  set forth in the tables.  In addition,  to the extent that the actual  mortgage loans included in the mortgage pool have  characteristics  that differ from those assumed in preparing the tables below, the classes of
Offered  Certificates  set forth  below may  mature  earlier or later  than  indicated  by the  tables  below.  Based on the  foregoing assumptions,  the tables below indicate the weighted  average life of each class of Offered  Certificates and sets forth the percentage of the  initial  principal  balances  of each such class that would be  outstanding  after each of the  distribution  dates  shown,  at specified  percentages of the CPR.  Neither the prepayment  model used in this prospectus  supplement nor any other prepayment model or assumption  purports to be a historical  description of prepayment  experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans,  including the mortgage loans included in the trust fund.  Variations in the prepayment  experience and the balance of the mortgage  loans that prepay may increase or decrease the  percentages  of the initial  principal  balances (and weighted average lives) shown in the following  tables.  Variations may occur even if the average  prepayment  experience of all of the mortgage loans equals any of the specified  percentages  of the CPR. The timing of changes in the rate of prepayment  may  significantly  affect the actual yield to maturity to investors,  even if the average rate of Principal  Prepayments is consistent  with the  expectations of investors.

                                                      S-101

---------------------------------------------------------------------------------------------------------------------------------------

                      Percent of Initial Principal Amount Outstanding at the
                                     Following CPR Percentage

                               Class I-A-1 Certificates
                      -------------------------------------------

                        5%      15%      25%      40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100
 April 2007.........    99       87       75       58       46
 April 2008.........    98       76       56       31       18
 April 2009.........    93       63       39       14       3
 April 2010.........    87       51       28       11       3
 April 2011.........    81       41       21       7        3
 April 2012.........    75       33       16       4        1
 April 2013.........    70       29       12       3        *
 April 2014.........    65       25       9        2        0
 April 2015.........    60       21       7        1        0
 April 2016.........    56       17       5        *        0
 April 2017.........    51       15       4        0        0
 April 2018.........    47       12       3        0        0
 April 2019.........    43       10       2        0        0
 April 2020.........    40       8        1        0        0
 April 2021.........    37       7        1        0        0
 April 2022.........    35       6        *        0        0
 April 2023.........    32       5        *        0        0
 April 2024.........    29       4        0        0        0
 April 2025.........    27       3        0        0        0
 April 2026.........    25       3        0        0        0
 April 2027.........    22       2        0        0        0
 April 2028.........    20       2        0        0        0
 April 2029.........    18       1        0        0        0
 April 2030.........    16       1        0        0        0
 April 2031.........    14       *        0        0        0
 April 2032.........    12       *        0        0        0
 April 2033.........    10       0        0        0        0
 April 2034.........     8       0        0        0        0
 April 2035.........     7       0        0        0        0
 April 2036.........     0       0        0        0        0
 Weighted Average
   Life
   to Maturity
   (years)**           13.34    5.74     3.29     1.81     1.21

-------------------------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-102

                                         Percent of Initial Principal Amount Outstanding at the
                                                       Following CPR Percentage

                               Class II-A-1 Certificates                   Class II-A-2 Certificates
                      -----------------------------------------------------------------------------------------

                        5%      15%      25%      40%      50%       5%      15%      25%     40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100      100      100      100     100      100
 April 2007.........    98       86       75       57       45       98       86      75       57       45
 April 2008.........    96       74       55       30       17       96       74      55       30       17
 April 2009.........    92       63       39       14       2        92       63      39       14       2
 April 2010.........    87       51       28       11       2        87       51      28       11       2
 April 2011.........    81       41       21       7        2        81       41      21       7        2
 April 2012.........    75       33       16       4        1        75       33      16       4        1
 April 2013.........    70       29       12       3        *        70       29      12       3        *
 April 2014.........    65       25       9        1        0        65       25       9       1        0
 April 2015.........    60       21       7        1        0        60       21       7       1        0
 April 2016.........    55       17       5        *        0        55       17       5       *        0
 April 2017.........    50       14       4        0        0        50       14       4       0        0
 April 2018.........    46       12       3        0        0        46       12       3       0        0
 April 2019.........    42       10       2        0        0        42       10       2       0        0
 April 2020.........    39       8        1        0        0        39       8        1       0        0
 April 2021.........    36       7        1        0        0        36       7        1       0        0
 April 2022.........    33       6        *        0        0        33       6        *       0        0
 April 2023.........    30       5        *        0        0        30       5        *       0        0
 April 2024.........    28       4        0        0        0        28       4        0       0        0
 April 2025.........    25       3        0        0        0        25       3        0       0        0
 April 2026.........    23       2        0        0        0        23       2        0       0        0
 April 2027.........    20       2        0        0        0        20       2        0       0        0
 April 2028.........    18       1        0        0        0        18       1        0       0        0
 April 2029.........    16       1        0        0        0        16       1        0       0        0
 April 2030.........    14       1        0        0        0        14       1        0       0        0
 April 2031.........    12       *        0        0        0        12       *        0       0        0
 April 2032.........    10       *        0        0        0        10       *        0       0        0
 April 2033.........     8       0        0        0        0        8        0        0       0        0
 April 2034.........     6       0        0        0        0        6        0        0       0        0
 April 2035.........     5       0        0        0        0        5        0        0       0        0
 April 2036.........     0       0        0        0        0        0        0        0       0        0
 Weighted Average
   Life
   to Maturity
   (years)**           12.92    5.69     3.27     1.78     1.20    12.92     5.69    3.27     1.78     1.20

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-103

                                        Percent of Initial Principal Amount Outstanding at the
                                                       Following CPR Percentage

                              Class III-A-1 Certificates                  Class III-A-2 Certificates
                      ------------------------------------------- -------------------------------------------

                        5%      15%      25%      40%      50%       5%      15%      25%     40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100      100      100      100     100      100
 April 2007.........    98       86       75       57       46       98       86      75       57       46
 April 2008.........    96       74       55       31       17       96       74      55       31       17
 April 2009.........    93       63       39       14       3        93       63      39       14       3
 April 2010.........    87       51       28       11       3        87       51      28       11       3
 April 2011.........    81       41       21       7        3        81       41      21       7        3
 April 2012.........    75       33       16       4        1        75       33      16       4        1
 April 2013.........    70       29       12       3        *        70       29      12       3        *
 April 2014.........    65       25       9        1        0        65       25       9       1        0
 April 2015.........    60       21       7        1        0        60       21       7       1        0
 April 2016.........    55       17       5        *        0        55       17       5       *        0
 April 2017.........    50       14       4        0        0        50       14       4       0        0
 April 2018.........    46       12       3        0        0        46       12       3       0        0
 April 2019.........    42       10       2        0        0        42       10       2       0        0
 April 2020.........    39       8        1        0        0        39       8        1       0        0
 April 2021.........    36       7        1        0        0        36       7        1       0        0
 April 2022.........    33       6        *        0        0        33       6        *       0        0
 April 2023.........    31       5        *        0        0        31       5        *       0        0
 April 2024.........    28       4        0        0        0        28       4        0       0        0
 April 2025.........    26       3        0        0        0        26       3        0       0        0
 April 2026.........    23       2        0        0        0        23       2        0       0        0
 April 2027.........    21       2        0        0        0        21       2        0       0        0
 April 2028.........    19       2        0        0        0        19       2        0       0        0
 April 2029.........    17       1        0        0        0        17       1        0       0        0
 April 2030.........    15       1        0        0        0        15       1        0       0        0
 April 2031.........    13       *        0        0        0        13       *        0       0        0
 April 2032.........    11       *        0        0        0        11       *        0       0        0
 April 2033.........     9       0        0        0        0        9        0        0       0        0
 April 2034.........     7       0        0        0        0        7        0        0       0        0
 April 2035.........     6       0        0        0        0        6        0        0       0        0
 April 2036.........     0       0        0        0        0        0        0        0       0        0
 Weighted Average
   Life
   to Maturity
   (years)**           13.05    5.70     3.28     1.79     1.20    13.05     5.70    3.28     1.79     1.20

-------------------------------------------
(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-104

                                        Percent of Initial Principal Amount Outstanding at the
                                                       Following CPR Percentage

                              Class III-A-3 Certificates                   Class IV-A-1 Certificates
                      -------------------------------------------------------------------------------------------------

                        5%      15%      25%      40%      50%       5%      15%      25%     40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100      100      100      100     100      100
 April 2007.........    98       86       75       57       46       98       86      75       57       46
 April 2008.........    96       74       55       31       17       96       74      55       31       17
 April 2009.........    93       63       39       14       3        93       63      39       14       3
 April 2010.........    87       51       28       11       3        87       51      28       11       3
 April 2011.........    81       41       21       7        3        81       41      21       7        3
 April 2012.........    75       33       16       4        1        75       33      16       4        1
 April 2013.........    70       29       12       3        *        70       29      12       3        *
 April 2014.........    65       25       9        1        0        65       25       9       1        0
 April 2015.........    60       21       7        1        0        60       21       7       1        0
 April 2016.........    55       17       5        *        0        55       17       5       *        0
 April 2017.........    50       14       4        0        0        50       14       4       0        0
 April 2018.........    46       12       3        0        0        46       12       3       0        0
 April 2019.........    42       10       2        0        0        42       10       2       0        0
 April 2020.........    39       8        1        0        0        39       8        1       0        0
 April 2021.........    36       7        1        0        0        36       7        1       0        0
 April 2022.........    33       6        *        0        0        33       6        *       0        0
 April 2023.........    31       5        *        0        0        31       5        *       0        0
 April 2024.........    28       4        0        0        0        28       4        0       0        0
 April 2025.........    26       3        0        0        0        26       3        0       0        0
 April 2026.........    23       2        0        0        0        23       2        0       0        0
 April 2027.........    21       2        0        0        0        21       2        0       0        0
 April 2028.........    19       2        0        0        0        19       2        0       0        0
 April 2029.........    17       1        0        0        0        16       1        0       0        0
 April 2030.........    15       1        0        0        0        14       1        0       0        0
 April 2031.........    13       *        0        0        0        12       *        0       0        0
 April 2032.........    11       *        0        0        0        11       *        0       0        0
 April 2033.........     9       0        0        0        0        9        0        0       0        0
 April 2034.........     7       0        0        0        0        7        0        0       0        0
 April 2035.........     6       0        0        0        0        5        0        0       0        0
 April 2036.........     0       0        0        0        0        0        0        0       0        0
 Weighted Average
   Life
   to Maturity
   (years)**           13.05    5.70     3.28     1.79     1.20    13.03     5.70    3.27     1.79     1.20

-------------------------------------------
(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-105

                                        Percent of Initial Principal Amount Outstanding at the
                                                       Following CPR Percentage

                               Class IV-A-2 Certificates                   Class IV-A-3 Certificates
                      -----------------------------------------------------------------------------------------------

                        5%      15%      25%      40%      50%       5%      15%      25%     40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100      100      100      100     100      100
 April 2007.........    98       86       75       57       46       98       86      75       57       46
 April 2008.........    96       74       55       31       17       96       74      55       31       17
 April 2009.........    93       63       39       14       3        93       63      39       14       3
 April 2010.........    87       51       28       11       3        87       51      28       11       3
 April 2011.........    81       41       21       7        3        81       41      21       7        3
 April 2012.........    75       33       16       4        1        75       33      16       4        1
 April 2013.........    70       29       12       3        *        70       29      12       3        *
 April 2014.........    65       25       9        1        0        65       25       9       1        0
 April 2015.........    60       21       7        1        0        60       21       7       1        0
 April 2016.........    55       17       5        *        0        55       17       5       *        0
 April 2017.........    50       14       4        0        0        50       14       4       0        0
 April 2018.........    46       12       3        0        0        46       12       3       0        0
 April 2019.........    42       10       2        0        0        42       10       2       0        0
 April 2020.........    39       8        1        0        0        39       8        1       0        0
 April 2021.........    36       7        1        0        0        36       7        1       0        0
 April 2022.........    33       6        *        0        0        33       6        *       0        0
 April 2023.........    31       5        *        0        0        31       5        *       0        0
 April 2024.........    28       4        0        0        0        28       4        0       0        0
 April 2025.........    26       3        0        0        0        26       3        0       0        0
 April 2026.........    23       2        0        0        0        23       2        0       0        0
 April 2027.........    21       2        0        0        0        21       2        0       0        0
 April 2028.........    19       2        0        0        0        19       2        0       0        0
 April 2029.........    16       1        0        0        0        16       1        0       0        0
 April 2030.........    14       1        0        0        0        14       1        0       0        0
 April 2031.........    12       *        0        0        0        12       *        0       0        0
 April 2032.........    11       *        0        0        0        11       *        0       0        0
 April 2033.........     9       0        0        0        0        9        0        0       0        0
 April 2034.........     7       0        0        0        0        7        0        0       0        0
 April 2035.........     5       0        0        0        0        5        0        0       0        0
 April 2036.........     0       0        0        0        0        0        0        0       0        0
 Weighted Average
   Life
   to Maturity
   (years)**           13.03    5.70     3.27     1.79     1.20    13.03     5.70    3.27     1.79     1.20

-------------------------------------------
(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-106

                                        Percent of Initial Principal Amount Outstanding at the
                                                       Following CPR Percentage

                                Class B-1 Certificates                      Class B-2 Certificates
                      --------------------------------------------------------------------------------------------------

                        5%      15%      25%      40%      50%       5%      15%      25%     40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100      100      100      100     100      100
 April 2007.........    100     100      100      100      100      100      100      100     100      100
 April 2008.........    100     100      100      100      100      100      100      100     100      100
 April 2009.........    100     100      100      100      100      100      100      100     100      100
 April 2010.........    100     100       86       35       84      100      100      86       35       17
 April 2011.........    100     100       64       21       13      100      100      64       21       6
 April 2012.........    100     100       49       13       0       100      100      49       10       0
 April 2013.........    100      67       28       4        0       100       67      28       0        0
 April 2014.........    100      56       21       0        0       100       56      21       0        0
 April 2015.........    100      47       15       0        0       100       47      15       0        0
 April 2016.........    100      39       11       0        0       100       39      11       0        0
 April 2017.........    100      33       8        0        0       100       33       5       0        0
 April 2018.........    100      27       5        0        0       100       27       0       0        0
 April 2019.........    97       23       *        0        0        97       23       0       0        0
 April 2020.........    89       19       0        0        0        89       19       0       0        0
 April 2021.........    83       16       0        0        0        83       16       0       0        0
 April 2022.........    76       13       0        0        0        76       13       0       0        0
 April 2023.........    70       11       0        0        0        70       11       0       0        0
 April 2024.........    64       9        0        0        0        64       7        0       0        0
 April 2025.........    58       7        0        0        0        58       1        0       0        0
 April 2026.........    53       4        0        0        0        53       0        0       0        0
 April 2027.........    47       1        0        0        0        47       0        0       0        0
 April 2028.........    42       0        0        0        0        42       0        0       0        0
 April 2029.........    37       0        0        0        0        37       0        0       0        0
 April 2030.........    33       0        0        0        0        33       0        0       0        0
 April 2031.........    28       0        0        0        0        28       0        0       0        0
 April 2032.........    24       0        0        0        0        24       0        0       0        0
 April 2033.........    20       0        0        0        0        20       0        0       0        0
 April 2034.........    16       0        0        0        0        16       0        0       0        0
 April 2035.........    12       0        0        0        0        12       0        0       0        0
 April 2036.........     0       0        0        0        0        0        0        0       0        0
 Weighted Average
   Life
   to Maturity
   (years)**           21.06   10.19     6.38     4.25     4.51    21.06    10.04    6.29     4.09     3.89

-------------------------------------------
(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-107

                                        Percent of Initial Principal Amount Outstanding at the
                                                       Following CPR Percentage

                                Class B-3 Certificates                      Class B-4 Certificates
                      -------------------------------------------------------------------------------------------------

                        5%      15%      25%      40%      50%       5%      15%      25%     40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100      100      100      100     100      100
 April 2007.........    100     100      100      100      100      100      100      100     100      100
 April 2008.........    100     100      100      100      100      100      100      100     100      100
 April 2009.........    100     100      100      100      100      100      100      100     100      100
 April 2010.........    100     100       86       35       17      100      100      86       35       17
 April 2011.........    100     100       64       21       0       100      100      64       21       0
 April 2012.........    100     100       49       4        0       100      100      40       0        0
 April 2013.........    100      67       28       0        0       100       67      28       0        0
 April 2014.........    100      56       21       0        0       100       56      21       0        0
 April 2015.........    100      47       15       0        0       100       47      15       0        0
 April 2016.........    100      39       11       0        0       100       39       4       0        0
 April 2017.........    100      33       0        0        0       100       33       0       0        0
 April 2018.........    100      27       0        0        0       100       27       0       0        0
 April 2019.........    97       23       0        0        0        97       23       0       0        0
 April 2020.........    89       19       0        0        0        89       19       0       0        0
 April 2021.........    83       16       0        0        0        83       16       0       0        0
 April 2022.........    76       13       0        0        0        76       13       0       0        0
 April 2023.........    70       9        0        0        0        70       0        0       0        0
 April 2024.........    64       0        0        0        0        64       0        0       0        0
 April 2025.........    58       0        0        0        0        58       0        0       0        0
 April 2026.........    53       0        0        0        0        53       0        0       0        0
 April 2027.........    47       0        0        0        0        47       0        0       0        0
 April 2028.........    42       0        0        0        0        42       0        0       0        0
 April 2029.........    37       0        0        0        0        37       0        0       0        0
 April 2030.........    33       0        0        0        0        33       0        0       0        0
 April 2031.........    28       0        0        0        0        28       0        0       0        0
 April 2032.........    24       0        0        0        0        24       0        0       0        0
 April 2033.........    20       0        0        0        0        20       0        0       0        0
 April 2034.........    16       0        0        0        0        16       0        0       0        0
 April 2035.........    12       0        0        0        0        6        0        0       0        0
 April 2036.........     0       0        0        0        0        0        0        0       0        0
 Weighted Average
   Life
   to Maturity
   (years)**           21.01    9.92     6.22     4.02     3.70    20.97     9.84    6.16     4.01     3.63

-------------------------------------------

(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-108

                                        Percent of Initial Principal Amount Outstanding at the
                                                       Following CPR Percentage

                                Class B-5 Certificates                      Class B-6 Certificates
                      -----------------------------------------------------------------------------------------------

                        5%      15%      25%      40%      50%       5%      15%      25%     40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100      100      100      100     100      100
 April 2007.........    100     100      100      100      100      100      100      100     100      100
 April 2008.........    100     100      100      100      100      100      100      100     100      100
 April 2009.........    100     100      100      100      100      100      100      100     100      100
 April 2010.........    100     100       86       35       17      100      100      86       35       5
 April 2011.........    100     100       64       21       0       100      100      64       15       0
 April 2012.........    100     100       38       0        0       100       86      38       0        0
 April 2013.........    100      67       28       0        0       100       67      28       0        0
 April 2014.........    100      56       21       0        0       100       56      14       0        0
 April 2015.........    100      47       15       0        0       100       47       1       0        0
 April 2016.........    100      39       0        0        0       100       39       0       0        0
 April 2017.........    100      33       0        0        0       100       33       0       0        0
 April 2018.........    100      27       0        0        0       100       27       0       0        0
 April 2019.........    97       23       0        0        0        97       19       0       0        0
 April 2020.........    89       19       0        0        0        89       10       0       0        0
 April 2021.........    83       16       0        0        0        83       2        0       0        0
 April 2022.........    76       2        0        0        0        76       0        0       0        0
 April 2023.........    70       0        0        0        0        70       0        0       0        0
 April 2024.........    64       0        0        0        0        64       0        0       0        0
 April 2025.........    58       0        0        0        0        58       0        0       0        0
 April 2026.........    53       0        0        0        0        53       0        0       0        0
 April 2027.........    47       0        0        0        0        47       0        0       0        0
 April 2028.........    42       0        0        0        0        42       0        0       0        0
 April 2029.........    37       0        0        0        0        37       0        0       0        0
 April 2030.........    33       0        0        0        0        33       0        0       0        0
 April 2031.........    28       0        0        0        0        28       0        0       0        0
 April 2032.........    24       0        0        0        0        22       0        0       0        0
 April 2033.........    20       0        0        0        0        12       0        0       0        0
 April 2034.........    16       0        0        0        0        2        0        0       0        0
 April 2035.........     0       0        0        0        0        0        0        0       0        0
 April 2036.........     0       0        0        0        0        0        0        0       0        0
 Weighted Average
   Life
   to Maturity
   (years)**           20.90    9.74     6.09     3.96     3.54    20.67     9.44    5.91     3.85     3.40

-------------------------------------------
(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-109

               Percent of Initial Principal Amount Outstanding at the
                            Following CPR Percentage

                                Class B-7 Certificates
                      -------------------------------------------

                        5%      15%      25%      40%      50%
 Distribution Date
 Initial Percentage.    100     100      100      100      100
 April 2007.........    100     100      100      100      100
 April 2008.........    100     100      100      100      100
 April 2009.........    100     100      100      100      100
 April 2010.........    100     100       86       35       0
 April 2011.........    100     100       64       0        0
 April 2012.........    100      80       38       0        0
 April 2013.........    100      67       12       0        0
 April 2014.........    100      56       0        0        0
 April 2015.........    100      47       0        0        0
 April 2016.........    100      39       0        0        0
 April 2017.........    100      32       0        0        0
 April 2018.........    100      10       0        0        0
 April 2019.........    97       0        0        0        0
 April 2020.........    89       0        0        0        0
 April 2021.........    83       0        0        0        0
 April 2022.........    76       0        0        0        0
 April 2023.........    70       0        0        0        0
 April 2024.........    64       0        0        0        0
 April 2025.........    58       0        0        0        0
 April 2026.........    53       0        0        0        0
 April 2027.........    47       0        0        0        0
 April 2028.........    42       0        0        0        0
 April 2029.........    37       0        0        0        0
 April 2030.........    31       0        0        0        0
 April 2031.........    13       0        0        0        0
 April 2032.........     0       0        0        0        0
 April 2033.........     0       0        0        0        0
 April 2034.........     0       0        0        0        0
 April 2035.........     0       0        0        0        0
 April 2036.........     0       0        0        0        0
 Weighted Average
   Life
   to Maturity
   (years)**           20.14    8.91     5.59     3.64     3.20

-------------------------------------------
(**)     The weighted  average life of a  certificate  is  determined  by (i)  multiplying  the net  reduction,  if any, of the Current
         Principal  Amount by the number of years from the date of issuance of the certificate to the related  distribution  date, (ii)
         adding the  results and (iii)  dividing  the sum by the  aggregate  of the net  reductions  of the  Current  Principal  Amount described in (i) above.

                                                      S-110

Yield Sensitivity Of The Subordinate Certificates

         As the Current  Principal Amount of a class of Subordinate  Certificates is reduced to zero, the yield to maturity on the next most junior  class of  Subordinate  Certificates  will  become  extremely  sensitive  to losses on the  mortgage  loans (and the timing thereof)  that are covered by  subordination,  because the entire  amount of losses on the mortgage  loans to the extent not covered by any Excess Spread or overcollaterization  will be allocated such class of Subordinate  Certificates.  The initial undivided interest in the mortgage loans  evidenced by the Class B  Certificates,  in the aggregate,  is  approximately  9.90%.  Investors in the Subordinate
Certificates  should fully consider the risk that Realized  Losses on the mortgage loans could result in the failure of these investors to fully recover their investments.  For additional  considerations relating to the yield on the Subordinate  Certificates,  see "Yield
Considerations" and "Maturity and Prepayment Considerations" in the prospectus.

Yield Sensitivity of the Class X Certificates

         The Class X Certificates  receive only  distributions of interest.  The yield to maturity on the Class X Certificates  will be extremely  sensitive to both the timing of receipt of  prepayments  and the overall rate of Principal  Prepayments  and defaults on the related mortgage loans,  which rate may fluctuate  significantly  over time, because the Class IV-X Notional Amount is equal to the sum of the aggregate Current Principal Amount of the Class IV-A-1  Certificates and the Class IV-A-2  Certificates.  Investors in the Class
X  Certificates  should fully  consider the risk that a rapid rate of  prepayments  on the related  mortgage  loans could result in the failure of such  investors to fully  recover  their  investments.  The Class X  Certificates  are  especially  sensitive to the rate of
Principal  Prepayments  because all Principal  Prepayments  on the group IV mortgage loans on each  distribution  date during the first three years after the Closing Date will be allocated to the related Senior Certificates (subject to limited exceptions).

         The  following  tables  indicate  the  sensitivity  of the pre-tax  yield to maturity on the Class X  Certificates  to various constant rates of prepayment on the group IV mortgage loans by projecting  the monthly  aggregate  payments on the Class X Certificates and  computing  the  corresponding  pre-tax  yields  to  maturity  on a  corporate  bond  equivalent  basis,  based on the  structuring assumptions,  including the assumptions  regarding the  characteristics  and performance of such mortgage loans,  which differ from the actual  characteristics  and  performance  thereof and assuming the aggregate  purchase  price for the Class X  Certificates  set forth below. Any differences  between such assumptions and the actual  characteristics  and performance of the group IV mortgage loans and of such Class X  Certificates  may result in yields being  different  from those shown in such table.  Discrepancies  between  assumed and actual  characteristics  and performance  underscore the hypothetical  nature of the tables,  which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

                       Pre-Tax Yield to Maturity of the Class IV-X Certificates at the Following CPR Percentages

Assumed Purchase Price                   5%             15%             25%             40%             50%
    $8,357,076.50                    57.89%          42.41%          26.09%         (0.80)%        (26.85)%

---------------------------------------------------------------------------------------------------------------------------------------

         Each pre-tax  yield to maturity set forth in the preceding  tables was  calculated by  determining  the monthly  discount rate which,  when applied to the assumed stream of cash flows to be paid on the Class X  Certificates,  would cause the  discounted  present value of such assumed  stream of cash flows to equal the assumed  purchase price listed in the table.  Accrued  interest is included in the assumed purchase price in computing the yields shown.  These yields do not take into account the different  interest rates at which investors may be able to reinvest  funds  received by them as  distributions  on the Class X  Certificates  and thus do not reflect the return on any  investment  in the Class X  Certificates  when any  reinvestment  rates other than the  discount  rates set forth in the preceding table are considered.

         Notwithstanding  the assumed  prepayment  rates  reflected in the preceding  tables,  it is highly  unlikely that the mortgage loans will be prepaid  according  to one  particular  pattern.  For this  reason and  because  the timing of cash flows is  critical to determining  yields,  the pre-tax  yield to maturity  on the Class X  Certificates  are likely to differ from those shown in the tables above,  even if the  prepayment  assumption  equals the  percentages of CPR indicated in the tables above over any given time period or over the entire life of the Class X Certificates.

                                                      S-111

         There  can be no  assurance  that the  mortgage  loans  will  prepay at any  particular  rate or that the yield on the Class X
Certificates will conform to the yields described herein.  Moreover,  the various remaining terms to maturity and mortgage rates of the mortgage  loans  could  produce  slower or faster  principal  distributions  than  indicated  in the  preceding  tables at the  various percentages of the CPR specified,  even if the weighted average  remaining term to maturity and weighted average mortgage rate of those mortgage loans are as assumed.  Investors are urged to make their investment  decisions based on their determinations as to anticipated rates of prepayment  under a variety of scenarios.  Investors in the Class X  Certificates  should fully consider the risk that a rapid rate of prepayments on the mortgage loans could result in the failure of such investors to fully recover their investments.

         For  additional  considerations  relating  to the  yield  on the  Offered  Certificates,  see  "Yield  Considerations"  in the
prospectus.

                                                  THE POOLING AND SERVICING AGREEMENT

General

         The  Certificates  will be issued  pursuant  to the  Agreement,  a form of which is filed as an  exhibit  to the  registration statement.  A current  report on Form 8-K relating to the  Certificates  containing a copy of the  Agreement as executed  will be filed by the Depositor with the Securities and Exchange  Commission  within  fifteen days of the initial  issuance of the  Certificates.  The trust fund created  under the Agreement  will consist of (1) all of the  Depositor's  right,  title and interest in and to the mortgage loans,  the related  mortgage notes,  mortgages and other related  documents,  including all interest and principal due with respect to the mortgage  loans after the Cut-off  Date,  but  excluding any payments of principal or interest due on or prior to the Cut-off Date,
(2) any  mortgaged  properties  acquired on behalf of  certificateholders  by  foreclosure  or by deed in lieu of  foreclosure  and any revenues  received  thereon,  (3) the rights of the Trustee under all  insurance  policies  required to be  maintained  pursuant to the
Agreement,  (4) the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Sponsor,  (5) such assets  relating to the mortgage  loans as from time to time may be held in the Custodial  Account,  the  Distribution  Account and the
Final  Maturity  Reserve  Account,  (6) the  certificate  insurance  policies  relating to the Class II-A-2  Certificates,  and (7) any proceeds  of the  foregoing.  Reference  is made to the  prospectus  for  important  information  in addition to that set forth in this prospectus  supplement  regarding the trust fund, the terms and conditions of the Agreement and the Offered  Certificates.  The Offered
Certificates  will be transferable and exchangeable at the corporate trust offices of the Trustee;  for these purposes and for purposes of presentment and surrender located at Sixth Street and Marquette Avenue,  Minneapolis,  Minnesota 55479,  Attention:  Corporate Trust
Group,  GreenPoint  2006-AR3 and for all other  purposes  located at 9062 Old Annapolis  Road,  Columbia,  Maryland  21045,  Attention:
Corporate Trust Group, GreenPoint 2006-AR3. The Depositor will provide to prospective or actual  certificateholders  without charge, on written request, a copy (without exhibits) of the Agreement.  Requests should be addressed to Structured Asset Mortgage  Investments II
Inc., 383 Madison Avenue, New York, New York 10179.

Assignment of the Mortgage Loans

         At the time of issuance of the  Certificates,  the Depositor  will cause the mortgage  loans,  together with all principal and interest due on or with respect to such  mortgage  loans after the Cut-off Date,  to be sold to the trust.  The mortgage  loans will be identified  in a schedule  appearing as an exhibit to the Agreement (as  amended).  Such  schedule will include  information  as to the principal  balance of each mortgage loan as of the Cut-off Date, as well as  information  including,  among other things,  the mortgage rate, the Net Rate, the Monthly Payment, the maturity date of each mortgage note and the loan-to-value ratio.

Representations and Warranties

         In the Mortgage Loan Purchase  Agreement  pursuant to which the Depositor  purchased the mortgage loans from the Sponsor,  the
Sponsor made certain  representations  and warranties to the Depositor  concerning the mortgage  loans.  The Trustee,  on behalf of the certificateholders  and the  Certificate  Insurer,  will be assigned  all right,  title and  interest  in the  Mortgage  Loan  Purchase
Agreement insofar as they relate to such representations and warranties made by the Sponsor.

                                                      S-112

         The  representations  and warranties of the Sponsor with respect to the mortgage  loans  generally will include the following, among others:

         (1)......The information set forth in the mortgage loan schedule is true,  complete and correct in all material respects as of the date such representation was made;

         (2)......Immediately  prior to the sale of the mortgage  loans pursuant to the Mortgage Loan Purchase  Agreement,  the Sponsor
was the sole owner of beneficial  title and holder of each mortgage and mortgage note relating to the related  mortgage loans as of the
Closing Date or as of another  specified  date,  is conveying  the same to the  Depositor  free and clear of any  encumbrance,  equity, participation  interest,  lien,  pledge,  charge,  claim or security  interest and the Sponsor has full right and authority to sell and assign each mortgage loan pursuant to the Mortgage Loan Purchase Agreement; and

         (3)......As of the Closing Date,  there is no monetary  default  existing under any mortgage or the related  mortgage note and there is no material  event  which,  with the  passage of time or with notice and the  expiration  of any grace or cure  period,  would constitute a default,  breach or event of  acceleration;  and neither the Sponsor nor any of its  respective  affiliates  has taken any action to waive any default,  breach or event of  acceleration;  and no  foreclosure  action is threatened or has been  commenced  with respect to the mortgage loan.

         Generally,  the Mortgage Loan Purchase  Agreement will provide that, in the case of a breach of any representation or warranty set forth above which materially and adversely  affects the value of the interests of  certificateholders,  the Certificate  Insurer or the Trustee in any of the mortgage  loans,  within 90 days from the date of discovery or notice from the Trustee,  the Depositor or the
Sponsor,  the Sponsor will either (i) cure such breach in all material  respects,  (ii) provide the Trustee with a substitute  mortgage loan (if within two years of the Closing Date) or (iii) purchase the related  mortgage loan at the  applicable  Repurchase  Price.  The obligations  of the Sponsor to cure,  purchase or substitute  shall  constitute the Trustee's  sole and exclusive  remedy  respecting a breach of such representations and warranties.

Custodial Arrangements

         Wells Fargo Bank,  National  Association  ("Wells Fargo Bank") is acting as custodian of the mortgage  loan files  pursuant to the  Agreement.  In that  capacity,  Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the mortgage  files on behalf of the  Trustee,  the  certificateholders  and the  Certificate  Insurer.  Wells  Fargo Bank  maintains  each mortgage  loan file in a separate  file  folder  marked with a unique bar code to assure  loan-level  file  integrity  and to assist in inventory  management.  Files are  segregated by transaction  or investor.  Wells Fargo Bank has been engaged in the mortgage  document custody  business  for more than 25 years.  Wells Fargo Bank  maintains  document  custody  facilities  in its  Minneapolis,  Minnesota headquarters  and in three regional  offices located in Richfield,  Minnesota,  Irvine,  California,  and Salt Lake City,  Utah.  Wells
Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

         Wells Fargo Bank serves or has served  within the past two years as loan file  custodian for various  mortgage  loans owned by the Sponsor or an  affiliate  of the Sponsor and  anticipates  that one or more of those  mortgage  loans may be included in the Trust.
The  terms  of the  Custodial  Agreement  under  which  those  services  are  provided  by  Wells  Fargo  Bank  are  customary  for the mortgage-backed  securitization  industry and provide for the delivery,  receipt,  review and safekeeping of mortgage loan files. For a general description of Wells Fargo Bank, see the description herein under "The Trustee."

The Trustee

         Wells Fargo Bank, National  Association,  a national banking  association,  will act as Trustee for the Certificates  pursuant to the  Agreement.  Wells Fargo Bank is a national  banking  association  and a  wholly-owned  subsidiary  of Wells Fargo & Company.  A diversified  financial services company with  approximately  $397 billion in assets, 24 million customers and 143,000 employees,  Wells
Fargo & Company is a U.S.  bank  holding  company,  providing  banking,  insurance,  trust,  mortgage  and  consumer  finance  services throughout  the United States and  internationally.  Wells Fargo Bank provides  retail and  commercial  banking  services and corporate trust,  custody,  securities lending,  securities transfer,  cash management,  investment  management and other financial and fiduciary services.  The Depositor,  the Sponsor and the Servicer may maintain banking and other commercial  relationships  with Wells Fargo Bank and its affiliates.  Wells Fargo Bank's principal  corporate trust offices are located at 9062 Old Annapolis Road,  Columbia,  Maryland
21045-1951 and its office for certificate  transfer  services is located at Sixth Street and Marquette Avenue,  Minneapolis,  Minnesota
55479.

                                                      S-113

         The Trustee's office for notices under the Agreement is located at 9062 Old Annapolis Road,  Columbia,  Maryland 21045.  Wells
Fargo Bank has provided  corporate  trust services  since 1934.  Wells Fargo Bank acts as a trustee for a variety of  transactions  and
asset  types,  including  corporate  and  municipal  bonds,   mortgage-backed  and  asset-backed  securities  and  collateralized  debt obligations.  As of November 30, 2005,  Wells Fargo Bank was acting as trustee on more than 1500 series of residential  mortgage-backed securities with an aggregate principal balance of approximately $570,000,000,000.

         The fee of the Trustee will be the investment  income on amounts in the  Distribution  Account for the period specified in the
Agreement.  The Agreement  will provide that the Trustee and any director,  officer,  employee or agent of the Trustee will be entitled to recover  from the  Distribution  Account all  reasonable  out-of  pocket  expenses,  disbursements  and advances and expenses of the
Trustee in connection with any Monthly Advance,  Event of Default, any breach of the Agreement or any loss, liability,  expense,  claim or legal action  (including any pending or threatened claim or legal action) incurred or made by the Trustee in the  administration  of the trust created pursuant to the Agreement  (including the reasonable  compensation and disbursements of its counsel),  other than any such  expense,  disbursement  or  advance  as may  arise  from the  Trustee's  negligence  or  intentional  misconduct  or which is the responsibility of the certificateholders.

         If an event of default has not occurred (or has occurred but is no longer  continuing) under the Agreement,  then the Trustee, will perform only such duties as are  specifically  set forth in the Agreement as being the duties to be performed by the Trustee prior to the  occurrence  (or  following  the  discontinuance)  of an event of  default  thereunder.  If an event of  default  occurs  and is continuing under the Agreement,  the Trustee is required to exercise such of the rights and powers vested in it by the Agreement,  such as (upon the  occurrence  and during the  continuance  of certain  events of default)  either  acting as the  servicer or  appointing a successor  servicer,  and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances  in the conduct of such  investor's  own  affairs.  Subject to certain  qualifications  specified in the  Agreement,  the
Trustee, will be liable for its own negligent action, its own negligent failure to act and its own willful misconduct.

         The Trustee's duties and responsibilities  under the Agreement include, upon receipt of resolutions,  certificates and reports which are specifically  required to be furnished to it pursuant to the Agreement,  examining them to determine  whether they are in the form required by the  Agreement,  providing to the Rating  Agencies  notices of the  occurrence of certain  events of default under the
Agreement, appointing a successor servicer, and effecting any optional termination of the trust.

         The Trustee  may resign at any time,  in which event the  Depositor  will be  obligated  to appoint a successor  trustee.  The
Depositor  may also remove the Trustee if the Trustee  ceases to be eligible to continue as Trustee under the  Agreement,  and fails to resign  after  written  request  therefor  by the  Depositor  or if the  Trustee  becomes  insolvent.  Upon  becoming  aware  of  those circumstances,  the  Depositor  will be  obligated to appoint a successor  trustee.  The Trustee may also be removed at any time by the holders of certificates  evidencing not less than 51% of the aggregate  voting rights in the related trust.  Any resignation or removal of the Trustee and appointment of a successor  trustee will not become  effective until  acceptance of the appointment by the successor trustee as set forth in the Agreement.

         On and after the time the Servicer  receives a notice of termination  pursuant to the Agreement,  the Trustee shall become the successor to the Servicer,  or shall appoint a successor  servicer (as described  below) with respect to the  transactions set forth or provided for in the  Agreement  and after a transition  period (not to exceed 90 days),  shall be subject to all the  responsibilities, duties,  liabilities  and  limitations  on  liabilities  relating  thereto  placed on the Servicer by the terms and  provisions  of the
Agreement;  provided,  however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed  recoverable and not previously made) incurred by the Servicer at or prior to the time of termination.  Effective on the date of such notice of termination,  as compensation  therefor,  the Trustee shall be entitled to all  compensation,  reimbursement of expenses and  indemnification  that the Servicer  would have been entitled to if it had  continued to act pursuant to the  Agreement  except for those amounts due the Servicer as  reimbursement  permitted under this Agreement for advances  previously  made or expenses  previously incurred.  Notwithstanding  the  foregoing,  the Trustee  may, if it shall be  unwilling to so act, or shall,  if it is  prohibited  by applicable law from making advances or if it is otherwise unable to so act, appoint,  or petition a court of competent  jurisdiction to appoint,  any  established  mortgage loan servicing  institution  the  appointment of which does not adversely  affect the then current rating of the  certificates  by each rating agency as the  successor to the pursuant to the  Agreement in the  assumption of all or any part of the  responsibilities,  duties or liabilities of the Servicer  pursuant to the  Agreement.  Any successor  Servicer shall be an established  housing and home finance  institution which is a Fannie Mae- or Freddie  Mac-approved  servicer and shall have a net worth of not less than  $10,000,000;  provided,  that the Trustee shall obtain a letter from each Rating Agency that the ratings,  if any, on each of the  Certificates  will not be lowered as a result of the selection of the successor to the  Servicer.  If the Trustee  assumes the duties and  responsibilities  of the  Servicer,  the Trustee  shall not resign as  servicer  until a  successor  servicer  has been appointed and has accepted such  appointment.  Pending  appointment of a successor to the Servicer  under the  Agreement,  the Trustee, unless the Trustee is prohibited by law from so acting,  shall act in such capacity as provided in the  Agreement.  In connection  with such  appointment  and assumption,  the Trustee may make such  arrangements  for the  compensation of such successor out of payments on mortgage  loans or otherwise as it and such  successor  shall agree;  provided  that such  compensation  shall not be in excess of that which the Servicer  would have been  entitled to if the Servicer had  continued  to act under the  Agreement,  and that such  successor shall  undertake and assume the  obligations of the Trustee to pay  compensation  to any third Person acting as an agent or independent contractor in the  performance  of servicing  responsibilities  under the  Agreement.  The Trustee and such  successor  shall take such action, consistent with the Agreement, as shall be necessary to effectuate any such succession.

                                                      S-114

         The costs and  expenses  of the  Trustee in  connection  with the  termination  of the  Servicer,  appointment  of a successor servicer and any transfer of servicing,  including,  without  limitation,  all costs and expenses associated with the complete transfer of all servicing  data and the  completion,  correction or  manipulation  of such  servicing  data as may be required by the Trustee to correct any errors or  insufficiencies  in the  servicing  data or otherwise  enable the Trustee or  successor  servicer to service the mortgage loans properly and  effectively,  to the extent not paid by the terminated  servicer,  will be payable to the Trustee pursuant to the Agreement.  Any successor  Servicer shall give notice to the applicable  mortgagors of such change of servicer and will,  during the term of its service as  successor  servicer,  maintain in force the policy or  policies  that the  Servicer is required to maintain pursuant to the Agreement.

         If the Trustee will succeed to any duties of the Servicer  respecting the mortgage loans as provided herein,  it will do so in a separate  capacity and not in its capacity as Trustee and,  accordingly,  the  provisions of the Agreement  concerning  the Trustee's duties will be  inapplicable  to the Trustee in its duties as the  successor  to the Servicer in the  servicing  of the mortgage  loans
(although such provisions will continue to apply to the Trustee in its capacity as Trustee);  the provisions of the Agreement  relating to the Servicer, however, will apply to the Trustee in its capacity as successor servicer.

         Upon any  termination or  appointment  of a successor to the Servicer,  the Trustee will give prompt written notice thereof to the Rating Agencies.

Servicing and Other Compensation and Payment of Expenses

         The Servicer will be entitled to receive a Servicing  Fee as  compensation  for its  activities  under the Agreement  equal to
1/12 of the Servicing  Fee Rate  multiplied  by the Stated  Principal  Balance of each mortgage loan as of the first day of the related
Due Period.  The Servicing Fee Rate for each mortgage loan will be 0.375% per annum.

         In addition to the primary  compensation  described above, the Servicer may be entitled to retain assumption fees, tax service fees and late payment charges, all to the extent collected from mortgagors and as provided in the Agreement.

         The Servicer will pay all related  expenses  incurred in connection  with its servicing  responsibilities  (subject to limited reimbursement as described in the Agreement).

                                                      S-115

Servicing Responsibilities

         The Servicer will be  responsible  for servicing the mortgage loans in accordance  with the  provisions of the Agreement.  The responsibilities generally include:

o        communicating with borrowers;

o        sending monthly remittance statements to borrowers;

o        collecting payments from borrowers;

o        recommending a loss mitigation  strategy for borrowers who have defaulted on their loans (i.e.  repayment plan,  modification, foreclosure, etc.);

o        accurate and timely  accounting,  reporting  and  remittance of the  principal  and interest  portions of monthly  installment payments to the trustee, together with any other sums paid by borrowers that are required to be remitted;

o        accurate and timely accounting and administration of escrow and impound accounts, if applicable;

o        accurate and timely reporting of negative amortization amounts, if any;

o        paying escrows for borrowers, if applicable;

o        calculating and reporting payoffs and liquidations;

o        maintaining an individual file for each loan; and

o        maintaining  primary mortgage  insurance  commitments or certificates if required,  and filing any primary mortgage  insurance claims.

Table of Fees

         The following  table  indicates  the fees expected to be paid from the cash flows from the mortgage  loans and other assets of the trust fund, while the Offered Certificates are outstanding.

         All fees are expressed as a percentage,  at an annualized rate, applied to the outstanding  aggregate principal balance of the mortgage loans.

                        Item                         Fee                               Paid From
         ----------------------------------------------------------------------------------------------------
         Servicing Fee(1)            0.375%  per annum            Mortgage Loan Interest Collections
         Premium((2))                0.0875% with respect to       Group II Mortgage Loan Interest Collections
                                     Loan Group II

         (1)  The servicing fee is paid on a first priority basis from  collections  allocable to interest on the mortgage loans, prior to distributions to certificateholders.

         (2)  The premium is paid on a first  priority  basis from  collections  allocable to interest on the group II mortgage loans prior to distributions to certificateholders.

Realization Upon Defaulted Mortgage Loans

         The  Servicer  will take such action  either as it deems to be in the best  interest of the trust,  or as is  consistent  with accepted  servicing  practices or in accordance  with  established  practices for other  mortgage  loans  serviced by the Servicer with respect to defaulted mortgage loans and foreclose upon or otherwise  comparably convert the ownership of properties  securing defaulted mortgage  loans as to which no  satisfactory  collection  arrangements  can be made.  To the  extent  set forth in the  Agreement,  the
Servicer will service the property  acquired by the trust  through  foreclosure  or  deed-in-lieu  of  foreclosure  in accordance  with procedures that the Servicer employs and exercises in servicing and  administering  mortgage loans for its own account and which are in accordance with accepted mortgage servicing  practices of prudent lending  institutions,  and Fannie Mae guidelines.  The Servicer will not be required to expend its own moneys with respect to the  restoration or to make servicing  advances with respect to such mortgaged properties  unless the Servicer has determined  that (i) such amounts would be recovered,  and (ii) it believes such  restoration  will increase proceeds to the trust following the mortgaged property's eventual liquidation.

                                                      S-116

         Since Insurance  Proceeds  received in connection with a mortgage loan cannot exceed  deficiency  claims and certain  expenses incurred by the Servicer,  no insurance  payments will result in a recovery to  certificateholders  which exceeds the principal balance of the defaulted mortgage loan together with accrued interest thereon at its applicable Net Rate.

Monthly Reports to Certificateholders

         On each  distribution  date,  the Trustee will make  available to each  certificateholder  and the  Certificate  Insurer,  the
Servicer and the Depositor a statement generally setting forth, among other information:

         (a)......the  Current  Principal  Amount or  Notional  Amount of each class of  Certificates  after  giving  effect (i) to all distributions  allocable to principal on such  distribution  date and (ii) the allocation of any Applied Realized Loss Amounts for such distribution date;

         (b)......the amount of the related  distribution to holders of each class allocable to principal,  separately  identifying (A)
the aggregate amount of any Principal  Prepayments  included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Extra Principal Distribution Amount (if any);

         (c)......the  pass-through  rate for each  applicable  class of Certificates  with respect to the current Due Period,  and, if applicable, whether such pass-through rate was limited by the Net Rate Cap;

         (d)......the amount of such distribution to holders of each class allocable to interest;

         (e)......the applicable accrual periods dates for calculating distributions and general distribution dates;

         (f)......the total cash flows received and the general sources thereof;

         (g)......the amount,  if any,  of fees or  expenses  accrued  and paid,  with an  identification  of the payee and the general purpose of such fees  including  the related  amount of the  Servicing  Fees paid to or retained  by the  Servicer  for the related Due
Period and the premium paid to the Certificate Insurer;

         (h)......the Interest Carry Forward Amount and any Basis Risk Shortfall Carry-forward Amount for each class of Certificates;

         (i)......with respect to each Loan Group, the aggregate of the Stated  Principal  Balance of all of the mortgage loans for the following distribution date;

         (j)......the number and outstanding  principal  balance of the mortgage loans that were Delinquent  (exclusive of any mortgage loan in  foreclosure)  (A) that are 30 to 59  days Delinquent,  (B) that  are 60  to 89 days  Delinquent,  (C) that are 90 or more days
Delinquent and (D) for which foreclosure  proceedings have been commenced,  in each case as of the close of business on the last day of the calendar month preceding such distribution  date and separately  identifying such information for the first lien mortgage loans and second lien mortgage loans;

         (k)......with respect to each Loan Group,  the amount of Monthly Advances  included in the  distribution on such  distribution date (including the general purpose of such Monthly Advances);

         (l)......with respect to each Loan Group, the cumulative amount of Applied Realized Loss Amounts to date;

                                                      S-117

         (m)......if applicable,  material  modifications,  extensions or waivers to mortgage loan terms,  fees,  penalties or payments during the preceding calendar month or that have become material over time;

         (n)......with  respect to each Loan Group and with  respect to any  mortgage  loan that was  liquidated  during the  preceding calendar month,  the loan number and aggregate  Stated  Principal  Balance of, and Realized Loss on, such mortgage loan as of the close of business on the determination date preceding such distribution date;

         (o)......with respect to each Loan Group,  the total number and principal  balance of any real estate owned or REO  Properties as of the close of business on the determination date preceding such distribution date;

         (p)......with  respect to each Loan  Group,  the three month  rolling  average of the percent  equivalent  of a fraction,  the numerator of which is the  aggregate  Stated  Principal  Balance of the mortgage  loans that are 60 days or more  Delinquent  or are in bankruptcy or foreclosure or are REO Properties,  and the denominator of which is the aggregate Stated Principal  Balance of all of the mortgage loans in each case as of the close of business on the last day of the calendar  month  preceding  such  distribution  date and separately identifying such information for the first lien mortgage loans;

         (q)......the  Realized  Losses  during the  related  Due Period and the  cumulative  Realized  Losses  through  the end of the preceding month;

         (r)......whether a Trigger Event exists;

         (s)......updated pool composition data including the following:  weighted average mortgage rate and weighted average remaining term;

         (t)......the special hazard amount,  fraud loss amount and bankruptcy  amount,  if applicable,  as of the close of business on the applicable distribution date and a description of any change in the calculation of these amounts;

         (u)......the amount of the distribution made on such  distribution date to the holders of the Class XP Certificates  allocable to prepayment charges;

         (v)......the amount of the Reimbursement Amount, if any; and

         (w)......the Deficiency Amount, if any, to be paid to the Certificate Insurer.

         The Trustee will make the monthly  statement and, at its option,  any additional  files  containing the same information in an alternative  format,  available each month to  certificateholders  and the Certificate  Insurer via the Trustee's  internet  website at
www.ctslink.com.  Assistance  in using the website  service can be obtained by calling the  Trustee's  customer  service  desk at (301)
815-6600.  Parties  that are unable to use the above  distribution  options are  entitled to have a paper copy mailed to them via first class mail by calling  the  customer  service  desk and  indicating  such.  The  Trustee  may change  the way  monthly  statements  are distributed in order to make such distributions more convenient or more accessible to the above parties.

         The annual reports on Form 10-K,  the  distribution  reports on Form 10-D,  the current  reports on Form 8-K and amendments to those reports filed or furnished  with respect to the trust  pursuant to section 13(a) or 15(d) of the Exchange Act which were filed by the Trustee  will be made  available  on the website of the Trustee  promptly  after such  material is  electronically  filed with,  or furnished to, the SEC. In addition,  upon request,  the Trustee will prepare and make  available to a requesting  certificateholder  of record during the previous calendar year a statement containing  information  necessary to enable  certificateholders  to prepare their tax returns.  Such statements will not have been examined and reported upon by an independent public accountant.

Collection and Other Servicing Procedures and Modifications

         The Servicer  will use its  reasonable  efforts to ensure that all payments  required  under the terms and  provisions  of the mortgage  loans are collected,  and will follow  collection  procedures  comparable to the  collection  procedures of prudent  mortgage lenders servicing mortgage loans for its own account, to the extent such procedures will be consistent with the Agreement.

                                                      S-118

         In  instances  in which a  mortgage  loan is in default or if default is  reasonably  foreseeable,  and if  determined  by the
Servicer to be in the best interests of the  certificateholders  and the Certificate Insurer, the Servicer may engage,  either directly or through  subservicers,  in a wide variety of loss mitigation  practices  including  waivers,  modifications,  payment  forbearances, partial  forgiveness,  entering into repayment  schedule  arrangements,  and  capitalization  of arrearages rather than proceeding with foreclosure or repossession,  if applicable.  In making that  determination,  the estimated Realized Loss that might result if the loan were  liquidated  would be taken into  account.  Modifications  may have the effect of,  among other  things,  reducing  the loan rate, forgiving  payments of  principal,  interest or other  amounts  owed under the mortgage  loan or  contract,  such as taxes or insurance premiums,  extending the final maturity date of the loan,  capitalizing  delinquent  interest and other amounts owed under the mortgage loan or contract,  or any combination of these or other modifications.  In addition, if the loan is not in default or if default is not reasonably  foreseeable,  the  Servicer  may  modify  the loan only to the  extent  set forth in the  Agreement;  provided  that,  such modification  will not result in the imposition of taxes on any REMIC or otherwise  adversely affect the REMIC status of the trust. Any modified loan may remain in the related  trust,  and the reduction in collections  resulting from a modification  may result in reduced distributions of interest or principal on, or may extend the final maturity of, one or more classes of the related securities.

         Certain  mortgage  loans  contain  due-on-sale  clauses.  If a Mortgaged  Property  has been or is about to be conveyed by the
Mortgagor  and the Servicer has  knowledge  thereof,  the Servicer  will  accelerate  the maturity of the mortgage  loan, to the extent permitted by the terms of the related  mortgage  note, the terms of any primary  mortgage  insurance  policy and applicable  law. If it reasonably  believes that the due-on-sale  clause cannot be enforced under  applicable law, or would otherwise  potentially  impair any recovery under a primary mortgage  insurance  policy,  if applicable,  the Servicer in some cases with the prior consent of the Trustee
(not to be  unreasonably  withheld) may enter into an assumption  agreement  with the person to whom such property has been or is about to be conveyed,  pursuant to which such person  becomes liable under the mortgage note and the  Mortgagor,  to the extent  permitted by applicable  law,  remains  liable  thereon.  The Servicer will retain any fee  collected  for entering into an assumption  agreement as additional  servicing  compensation  to the  extent  provided  in the  Servicing  Agreement.  In regard to  circumstances  in which the
Servicer may be unable to enforce  due-on-sale  clauses,  see "Legal Aspects of the Loans" in the  prospectus.  In connection  with any such assumption,  the mortgage rate borne by the related  mortgage note may not be changed.  Certain other mortgage loans are assumable under some  circumstances if, in the sole judgment of the servicer,  the prospective  purchaser of a mortgaged property is creditworthy and the security for the mortgage loan is not impaired by the assumption.

         The Servicer will establish and maintain,  in addition to the Custodial Account described under "--The Custodial  Account," one or more accounts  which comply with the  requirements  of the  Servicing  Agreement.  The Servicer will deposit and retain  therein all collections  from the  mortgagors  for the payment of taxes,  assessments,  insurance  premiums,  or  comparable  items as agent of the mortgagors as provided in the Servicing  Agreement.  Each of these  accounts and the  investment of deposits  therein shall comply with the requirements of the Servicing  Agreement and shall meet the  requirements of the Rating  Agencies.  Withdrawals of amounts from the
Protected Accounts may be made to effect timely payment of taxes,  assessments,  insurance premiums,  or comparable items, to reimburse the Servicer for any advances made with respect to such items, for application to restoration or repair of the Mortgaged  Property,  to refund to any  mortgagors  any sums as may be  determined  to be overages,  to pay to the  Servicer,  or to the Mortgagor to the extent required by law,  interest paid on the funds on deposit in such accounts to clear and terminate,  such accounts at or at any time after the termination of the Servicing Agreement, and to make such other withdrawals as provided in the Servicing Agreement.

         The Servicer will maintain errors and omissions insurance and fidelity bonds in certain specified amounts.

Hazard Insurance

         The Servicer  will maintain and keep, or cause to be maintained  and kept,  with respect to each mortgage  loan,  other than a mortgage loan secured by a condominium  unit, in full force and effect for each Mortgaged  Property a hazard  insurance policy equal to at least the  lesser  of (i) the  Outstanding  Principal  Balance  of the  mortgage  loan or (ii) the  maximum  insurable  value of the improvements  securing such mortgage  loan, or equal to such other amount as calculated  pursuant to a similar  formulation as provided in the Servicing  Agreement,  and containing a standard or union mortgagee  clause;  provided,  however,  that the amount of the hazard insurance  may not be less than the amount  necessary  to prevent  loss due to the  application  of any  co-insurance  provision of the related policy.  Any amounts  collected by the Servicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged  Property or amounts released to the Mortgagor in accordance with normal  servicing  procedures)
shall be deposited in a Protected  Account.  Any cost incurred in maintaining  any such hazard  insurance  policy shall not be added to the amount owing under the mortgage loan for the purpose of calculating  monthly  distributions  by the Servicer to the Master Servicer notwithstanding  that the terms of the mortgage  loan so permit.  Such costs shall be  recoverable  by the Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds or Liquidation  Proceeds or any other amounts in the related Protected Account.
The right of the  Servicer  to  reimbursement  for such costs  incurred  will be prior to the right of Master  Servicer  to receive any related Insurance Proceeds or Liquidation Proceeds or any other amounts in the related Protected Account.

                                                      S-119

         In  general,  the  standard  form of fire and  extended  coverage  policy  covers  physical  damage to or  destruction  of the improvements on the property by fire, lightning,  explosion,  smoke,  windstorm and hail, riot, strike and civil commotion,  subject to the  conditions  and  exclusions  particularized  in each  policy.  Although  the  policies  relating  to the  mortgage  loans  will be underwritten  by different  insurers  and  therefore  will not contain  identical  terms and  conditions,  the basic terms  thereof are dictated by state law.  Such  policies  typically do not cover any physical  damage  resulting  from the  following:  war,  revolution, governmental  actions,  floods and other  water-related  causes,  earth  movement  (including  earthquakes,  landslides and mud flows), nuclear reactions,  wet or dry rot, vermin, rodents,  insects or domestic animals, theft and, in certain cases, vandalism and malicious mischief. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

         Since the amount of hazard  insurance to be  maintained  on the  improvements  securing the mortgage  loans may decline as the principal balances owing thereon decrease,  and since residential  properties have historically  appreciated in value over time, in the event of partial loss, hazard insurance proceeds may be insufficient to restore fully the damaged property.

         Where the property  securing a mortgage loan is located at the time of origination,  or at such other time as set forth in the
Servicing  Agreement,  in a federally designated flood area, the Servicer will cause with respect to such mortgage loan flood insurance to the extent  available and in accordance  with industry  practices to be maintained.  Such flood insurance will be in an amount equal to the lesser of (i) the  Outstanding  Principal  Balance of the related  mortgage loan and (ii) the minimum amount  required under the terms of  coverage to  compensate  for any damage or loss on a  replacement  cost basis,  or equal to such other  amount as  calculated pursuant to a similar  formulation  as provided in the  Servicing  Agreement,  but not more than the maximum  amount of such  insurance available for the related  Mortgaged  Property under either the regular or emergency  programs of the National Flood Insurance  Program
(assuming that the area in which such Mortgaged Property is located is participating in such program).

         The  Servicer,  on behalf of the Trustee and  Certificateholders,  will  present  claims to the insurer  under any  applicable hazard insurance policy.  If the Servicer obtains and maintains a blanket hazard insurance policy,  the Servicer is required to deposit in a Protected Account the amount not otherwise payable due to such deductible under such blanket hazard insurance policy.

Evidence as to Compliance

         The  Agreement  will provide that on or before  March 15 of each year,  beginning  with the first year after the year in which the Cut-off Date occurs,  each party  participating  in the  servicing  function  will provide to the  Servicer,  the Depositor and the
Trustee a report on an assessment of compliance with the minimum servicing  criteria  established in Item 1122(a) of Regulation AB (the
"AB Servicing  Criteria").  The AB Servicing  Criteria include specific  criteria  relating to the following areas:  general  servicing considerations,  cash collection and administration,  investor remittances and reporting,  and pool-asset  administration.  Such report will indicate  that the AB Servicing  Criteria  were used to test  compliance  on a platform  level basis and will set out any material instances of noncompliance.

                                                      S-120

         The Agreement  will also provide that each party  participating  in the servicing  function will deliver to the Servicer,  the
Depositor and the Trustee along with its report on assessment of compliance,  an attestation  report from a firm of independent  public accountants on the assessment of compliance with the AB Servicing Criteria.

         The  Agreement  will also  provide  for  delivery  on or before  March 15 of each year,  of a  separate  annual  statement  of compliance from each party  participating  in the servicing  function to the effect that, to the best knowledge of the signing officer, such party has fulfilled in all material  respects its obligations under the Agreement or related  servicing  agreement  throughout the preceding  year or, if there has been a material  failure in the  fulfillment of any such  obligation,  the statement will specify such failure and the nature and status  thereof.  This statement may be provided as a single form making the required  statements as to more than one Agreement or related servicing agreement.

         Copies of the annual reports of assessment of compliance,  attestation  reports,  and statements of compliance may be obtained by  certificateholders  without  charge upon written  request to the Servicer at the address of the Servicer set forth above under "The
Servicer."  These items will be filed with the Issuing  Entity's  annual report on Form 10-K, to the extent  required under  Regulation
AB.

The Custodial Account

         The  Servicer  will  establish  and  maintain in the name of the Trustee,  for the benefit of the  certificateholders  and the
Certificate  Insurer,  an account,  referred to herein as the Custodial  Account,  into which it will deposit daily all  collections of principal and interest on any mortgage  loans,  including but not limited to Principal  Prepayments,  Insurance  Proceeds,  Liquidation
Proceeds (less amounts  reimbursable  to the Servicer out of Liquidation  Proceeds in accordance  with the  Agreement),  the Repurchase
Price for any  mortgage  loans  repurchased  and Monthly  Advances  made from the  Servicer's  own funds (less the  Servicing  Fee) and
Compensating  Interest  Payments.  The amount at any time  credited to the  Custodial  Account,  if invested,  shall be invested in the name of the Trustee in  permitted  investments  selected  by the  Servicer.  The  Servicer  will be  entitled to any amounts  earned on permitted  investments in the Custodial  Account.  The Servicer will also deposit into the Custodial Account any amounts required to be deposited with respect to losses on Permitted  Investments and any other amounts  received by the Servicer and required to be deposited in the Custodial  Account pursuant to the Agreement.  The Custodial  Account and amounts at any time credited thereto shall comply with the requirements of the Agreement and shall meet the requirements of the Rating Agencies.

The Distribution Account

         The Trustee  shall  establish  and  maintain in the name of the  Trustee,  for the benefit of the  certificateholders  and the
Certificate Insurer, an account,  referred to herein as the Distribution  Account,  into which on the second Business Day prior to each distribution  date, all available funds in the Custodial Account for such  distribution  date will be transferred by the Servicer.  All amounts  deposited  to the  Distribution  Account  shall  be  held  in the  name  of the  Trustee  in  trust  for  the  benefit  of the certificateholders  and the Certificate  Insurer in accordance  with the terms and provisions of the Agreement.  The amount at any time credited to the Distribution  Account, if invested,  shall be invested in the name of the Trustee in permitted  investments selected by the Trustee.  The Trustee  will be entitled to any amounts  earned and will be liable for any losses on  permitted  investments  in the
Distribution Account.

         On each  distribution  date, the Trustee shall pay the  certificateholders  in accordance  with the provisions set forth under
"Description of the Certificates--Distributions on the Certificates" herein.

Voting Rights

         Voting  rights of the trust in general  will be  allocated  among the  classes  of  Certificates  based upon their  respective
Current  Principal  Amounts;  provided  that  voting  rights  equal to 1.00% of the total  amount  will be  allocated  to the  Residual
Certificates.

         For so long as there does not exist a failure by the  Certificate  Insurer to make a required  payment  under the Policy,  the
Certificate  Insurer  will have the right to  exercise  all  rights,  including  voting  rights,  of the  holders  of the Class  II-A-2
Certificates  under the Agreement  without any consent of such  holders,  and such holders may exercise such rights only with the prior written consent of the Certificate  Insurer except as provided in the Agreement.  In addition,  to the extent of unreimbursed  payments under the Policy,  the  Certificate  Insurer will be subrogated to the rights of the holders of the Class II-A-2  Certificates to which such  Insured  Amounts  were  paid.  In  connection  with each  Insured  Amount  paid on a Class  II-A-2  Certificate,  the  Trustee as attorney-in-fact  for the holder thereof will be required to assign to the  Certificate  Insurer the rights of such holder with respect to the Class II-A-2 Certificates to the extent of such Insured Amount.

                                                      S-121

Termination

         The  obligations  of the Trustee and the Servicer  created by the Agreement will terminate upon (i) the later of the making of the final  payment or other  liquidation  or any advance  with  respect  thereto,  of the last  mortgage  loan  subject  thereto or the disposition of all property  acquired upon foreclosure or acceptance of a deed in lieu of foreclosure of any such mortgage loans,  (ii)
the payment to  certificateholders  and the Certificate Insurer of all amounts required to be paid to them pursuant to the Agreement or
(iii) the  repurchase  by or at the  direction  of the  Depositor  or its  designee  of all of the  mortgage  loans and all related REO
Property in the trust, as further discussed below.

         On any  distribution  date on which the  aggregate  Stated  Principal  Balance of the  mortgage  loans is less than 10% of the aggregate  Stated  Principal  Balance of the mortgage loans as of the Cut-off Date, the Depositor or its designee,  may repurchase from the trust all mortgage loans  remaining  outstanding  and any REO Property  remaining in the trust at a purchase price equal to the sum of, without  duplication,  (a) the unpaid principal  balance of the mortgage loans (other than mortgage loans related to REO Property), net of the principal portion of any unreimbursed  Monthly Advances  relating to the mortgage loans made by the purchaser,  plus accrued but unpaid interest thereon at the applicable  mortgage rate to, but not including,  the first day of the month of repurchase,  (b) the appraised  value of any REO  Property,  less the good faith  estimate  of the  Servicer  of  liquidation  expenses  to be  incurred  in connection  with its disposal  thereof (but not more than the unpaid  principal  balance of the related  mortgage  loan,  together with accrued  but  unpaid  interest  on that  balance at the  applicable  mortgage  rate,  but not  including  the first day of the month of repurchase),  (c)  unreimbursed  out-of-pocket  costs of the  Servicer,  including  unreimbursed  servicing  advances and the principal portion of any  unreimbursed  Monthly  Advances,  made on the  mortgage  loans  prior to the  exercise of such  repurchase  and (d) any unreimbursed  costs and expenses of the Trustee  payable in accordance  with the terms of the Agreement.  Such person  exercising  this right, if not the Depositor or an affiliate,  shall be deemed to represent that one of the following will be true and correct:  (i) the exercise of such option shall not result in a non-exempt  prohibited  transaction  under ERISA or Section 4975 of the Code or (ii) such person is (A) not a party in interest with respect to any Plan and (B) is not a "benefit plan  investor"  (other than a plan  sponsored or maintained by such person,  provided that no assets of such plan are invested or deemed to be invested in the certificates).  If the holder of the option is unable to exercise  such option by reason of the  preceding  sentence,  then the  Depositor  may exercise  such option.  Any such  repurchase  will result in the retirement of all of the  certificates  and  termination of the trust.  The trust may also be  terminated  and the  Certificates  on any  distribution  date upon the  Depositor's  determination,  based  upon an opinion of counsel,  that the status of the trust fund as a REMIC has been lost or that a  substantial  risk  exists that such status will be lost for the then current  taxable  year. In no event will the trust created by the  Agreement  continue  beyond the  expiration of 21 years from the death of the survivor of the persons named in the  Agreement.  See "The  Agreements--Termination;  Retirement of Securities" in
the prospectus.

         No such purchase by the Depositor or its designee will be permitted  without the consent of the Certificate  Insurer if a draw on the Policy will be made or if any amounts due to the Certificate Insurer would remain unreimbursed on the Final Distribution Date.

                                                    FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the Offered  Certificates,  Orrick,  Herrington & Sutcliffe LLP,  counsel to the Depositor,  will deliver its opinion generally to the effect that,  assuming  compliance with all provisions of the Agreement,  for federal income tax purposes, each  REMIC  election  made by the trust  fund will  qualify as a REMIC  under the  Internal  Revenue  Code of 1986,  or the Code.  The
Certificates  (other than the Class XP Certificates and the Residual  Certificates) will represent  ownership of regular interests in a
REMIC coupled,  in the case of the Class A and Class B  Certificates  with certain rights to the payment of amounts in respect of Basis
Risk  Shortfall  and amounts in respect of interest  accrued at a  pass-through  rate in excess of the related net rate cap  calculated using the maximum  Coupon Strip Rate instead of the actual Coupon Strip Rate, if applicable  ("Excess  Coupon Strip  Amount"),  and are herein  referred to as the "Regular  Certificates"  or the "REMIC  Regular  Certificates."  Each of the Residual  Certificates  will be designated  as the residual  interest in the related  REMIC and are herein  referred to as the  "Residual  Certificates"  or the "REMIC
Residual  Certificates".  All  certificateholders  are advised to see  "Federal  Income Tax  Considerations"  in the  prospectus  for a discussion of the  anticipated  federal  income tax  consequences  of the  purchase,  ownership  and  disposition  of the REMIC Regular
Certificates  and the  REMIC  Residual  Certificates.  Holders  of the  Class A and  Class  B  Certificates  should  see  "Special  Tax
Considerations Applicable to the Class A and Class B Certificates" in this prospectus supplement.

                                                      S-122

         The portions of the Regular  Certificates  that represent  ownership of regular interests in a REMIC generally will be taxable as debt obligations under the Code and interest paid or accrued on that portion of the Regular  Certificates,  including original issue discount with respect to any Regular  Certificates  issued with  original  issue  discount,  will be taxable to  certificateholders  in accordance with the accrual method of accounting,  regardless of their usual method of accounting.  It is anticipated that, for federal income tax purposes,  some or all of the Offered  Certificates  may be issued with original  issue  discount.  See "Federal  Income Tax
Consequences--Taxation  of Classes of  Exchangeable  Securities--Tax  Accounting  for  Exchangeable  Securities" in the  prospectus.  The
Internal  Revenue Service  referred to herein as the IRS, has issued OID regulations  under Sections 1271 to 1275 of the Code generally addressing  the treatment of debt  instruments  issued with original  issue  discount  referred to herein as the OID  Regulations.  All purchasers  of REMIC Regular  Certificates  are urged to consult  their tax advisors for advice  regarding  the effect,  in any, of the original issue discount  provisions and regulations on the purchase of the Regular  Certificates.  The prepayment  assumption that will be used in  determining  the rate of accrual of original  issue  discount with respect to the  Certificates  is 25% CPR. The prepayment assumption  represents a rate of payment of unscheduled  principal on a pool of mortgage loans,  expressed as an annualized  percentage of the outstanding  principal balance of such mortgage loans at the beginning of each period.  See "Yield on the  Certificates--Weighted
Average Life" herein for a description of the prepayment  assumption model used herein.  However,  no  representation is made as to the rate at which prepayments actually will occur.

         In certain  circumstances  the OID  Regulations  permit the holder of a debt  instrument to recognize  original issue discount under a method  that  differs  from  that  used by the  Issuing  Entity.  Accordingly,  it is  possible  that the  holder  of a Regular
Certificate  may be able to select a method for  recognizing  original  issue  discount  that  differs from that used by the Trustee in preparing reports to the certificateholders and the IRS.

         Certain  classes of the  offered  certificates  may be treated  for  federal  income tax  purposes  as having been issued at a premium.  Whether any holder of such a class of certificates  will be treated as holding a certificate  with  amortizable  bond premium will depend on such  certificateholder's  purchase price and the distributions  remaining to be made on such certificate at the time of its  acquisition by such  certificateholder.  Holders of such classes of certificates  should consult their tax advisors  regarding the possibility of making an election to amortize such premium.  See "Federal Income Tax  Consequences--Taxation  of Classes of Exchangeable
Securities--Tax Accounting for Exchangeable Securities" in the prospectus.

Special Tax Considerations Applicable to the Class A Certificates  and Class B Certificates

         All holders of the Class A  Certificates  and Class B  Certificates  will be entitled to amounts paid in respect of Basis Risk
Shortfall  Carryforward  Amounts from excess cash flow and Excess Coupon Strip  Amounts,  if any.  Accordingly,  holders of the Class A
Certificates  and Class B Certificates  will be treated for federal  income tax purposes as owning a regular  interest in a REMIC and a beneficial  ownership  interest in the right to receive payments of Basis Risk Shortfall  Carryforward  Amounts and Excess Coupon Strip
Amounts,  if any, which are not included in any REMIC.  The treatment of amounts received by a  Certificateholder  with respect to such
Certificateholder's  right to receive Basis Risk Shortfall  Carry-forward Amounts as a result of the application of the Net Rate Cap or
Excess Coupon Strip  Amounts,  if any,  will depend upon the portion of such  Certificateholder's  purchase  price  allocable  thereto.
Under the REMIC  regulations,  each  Certificateholder  of a Class A  Certificates  and Class B Certificate  must allocate its purchase price for its  Certificate  between its  undivided  interest in the related  REMIC  regular  interest  and its interest in the right to receive  payments from the reserve fund in respect of any Basis Risk Shortfall  Carry-forward  Amounts and Excess Coupon Strip Amounts, if any in accordance  with the relative  fair market  values of each property  right.  Such  allocation  will be used for,  among other things,  purposes of computing any original issue  discount,  market discount or premium,  as well as for  determining  gain or loss on disposition.  No  representation  is or will be made as to the  relative  fair  market  values  thereof.  Generally,  payments  made to
Certificates with respect to any Basis Risk Shortfall  Carry-forward  Amounts and Excess Coupon Strip Amounts, if any, will be included in income based on, and the purchase  price  allocated to such property  rights may be amortized in accordance  with,  the  regulations relating to notional  principal  contracts.  In the case of non-corporate  holders of the Class A Certificates and Class B Certificates the  amortization of the purchase price may be subject to limitations as an itemized  deduction,  and may not be useable at all, if the taxpayer is subject to the  alternative  minimum tax.  However,  regulations  have  recently  been proposed that modify the taxation of notional principal contracts that contain contingent  nonperiodic  payments. As the application of such regulations (i.e., whether they apply,  and if so, how they apply) are, at this time,  unclear,  holders of the Class A and Class B  Certificates  should  consult with their own tax advisors with respect to the proper treatment of their interest in the reserve fund.

                                                      S-123

Characterization of the Offered Certificates

         We make no  representation  on whether the Offered  Certificates  (or what, if any,  portion  thereof) will  constitute  "real estate assets" or whether the interest (or any portion)  thereon will be considered  "interest on  obligations  secured by mortgages on real property",  in each case for real estate  investment  trusts,  or REITs.  In addition,  we make no  representation  on whether the
Offered  Certificates (or what, if any, portion thereof) will constitute a "regular  interest in a REMIC" under section  7701(a)(19)(C)
for purposes of domestic building and loan associations.

Penalty Protection

         If penalties were asserted  against  purchasers of the  Certificates  offered  hereunder in respect of their  treatment of the
Certificates for tax purposes,  the summary of tax considerations  contained and the opinions stated,  herein and in the prospectus may not meet the  conditions  necessary for  purchasers'  reliance on that summary and those  opinions to exculpate  them from the asserted penalties.

                                                       METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting  agreement,  the Offered  Certificates,  are being purchased from the Depositor by the  Underwriter  upon issuance.  The  Underwriter is an affiliate of the Depositor and the Sponsor.  The Offered
Certificates  will be offered by the Underwriter  (only as and if issued and delivered to and accepted by the Underwriter) from time to time in negotiated  transactions  or otherwise at varying  prices to be  determined at the time of sale.  Proceeds to the Depositor are expected to be  approximately  100.6% of the aggregate  principal  balance of the Offered  Certificates,  as of the Cut-off Date,  plus accrued interest  thereon,  but before deducting  expenses payable by the Depositor in connection with the Offered  Certificates  which are estimated to be approximately  $750,575. The Depositor will indemnify the Underwriter against certain civil liabilities,  including liabilities  under the Securities Act of 1933, as amended,  or will  contribute to payments the  Underwriter may be required to make in respect thereof.

         The  Underwriter may effect these  transactions by selling the  underwritten  certificates  to or through  dealers,  and those dealers may receive compensation in the form of underwriting  discounts,  concessions or commissions from the underwriter for whom they act as  agent.  In  connection  with  the sale of the  underwritten  certificates,  the  Underwriter  may be  deemed  to have  received compensation  from the Depositor in the form of underwriting  compensation.  The Underwriter and any dealers that  participate with the underwriters  in the  distribution of the related  underwritten  certificates  may be deemed to be  underwriters  and any profit on the resale of the  underwritten  certificates  positioned  by them may be deemed to be  underwriting  discounts and  commissions  under the
Securities Act.

         There is currently no secondary market for the  certificates  and no assurances are made that such a market will develop.  The
Underwriter  intends to  establish  a market in the Offered  Certificates,  but is not  obligated  to do so. Any such  market,  even if established, may or may not continue.

                                                      S-124

                                                                EXPERTS

         The consolidated  financial  statements of Ambac Assurance  Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year  period ended December 31, 2005, are  incorporated by reference in this  prospectus  supplement and in the  registration  statement  in  reliance  upon  the  report  of KPMG  LLP,  independent  registered  public  accounting  firm, incorporated by reference in this prospectus  supplement,  and in the registration statement upon the authority of that firm as experts in accounting and auditing.  The report of KPMG LLP refers to changes, in 2003, in Ambac Assurance  Corporation's methods of accounting for variable interest entities and stock-based compensation.

                                                           SECONDARY MARKET

         There is currently no secondary market for the  Certificates  and no assurances are made that such a market will develop.  The
Underwriter  intends to  establish  a market in the Offered  Certificates,  but is not  obligated  to do so. Any such  market,  even if established, may or may not continue.

         The primary source of information  available to investors  concerning the Offered  Certificates will be the monthly statements discussed in the  prospectus  under "The Pooling and Servicing  Agreement--Monthly  Reports to  Certificateholders,"  which will include information  as to the  Current  Principal  Amount  of the  Offered  Certificates  and the  status  of the  applicable  form of  credit enhancement.  There can be no assurance that any additional  information  regarding the Offered  Certificates will be available through any other  source.  In  addition,  the  Depositor  is not  aware of any  source  through  which  price  information  about the  Offered
Certificates  will be generally  available on an ongoing basis.  The limited nature of information  regarding the Offered  Certificates may  adversely  affect the  liquidity of the Offered  Certificates,  even if a secondary  market for the Offered  Certificates  becomes available.

                                                            LEGAL MATTERS

         Legal  matters  relating to the Offered  Certificates  will be passed upon for the Depositor  and the  Underwriter  by Orrick,
Herrington & Sutcliffe LLP, New York, New York.

                                                           LEGAL PROCEEDINGS

         There are no material legal  proceedings  pending  against the Depositor,  the Trustee,  the Issuing Entity,  GreenPoint,  the
Certificate  Insurer or the Custodian,  or with respect to which the property of any of the foregoing  transaction  parties is subject, that are material to the  certificateholders.  No legal  proceedings  against any of the foregoing  transaction  parties is known to be contemplated by governmental  authorities,  that are material to the  certificateholders.  We refer you to "The Sponsor" and "Servicing of the Mortgage Loans--The Servicer" for a description of the legal proceedings against the Sponsor and the Servicer.

                                         AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

         The Sponsor,  the Issuing  Entity,  the Underwriter  and the Depositor are affiliated  parties.  The Custodian and the Trustee are affiliated parties.  There are no affiliations  between the Sponsor,  the Depositor,  the Underwriter or the Issuing Entity and any
of the Trustee, the Certificate  Insurer,  any 10% concentration  originator,  any 10% concentration  servicer or the Custodian.  There are no  affiliations  among the  Trustee,  the  Certificate  Insurer  and any 10%  concentration  originator  or any 10%  concentration servicer.  There are currently no business  relationships,  agreements,  arrangements,  transactions or understandings  between (a) the
Sponsor,  the  Depositor  or the Issuing  Entity and (b) any of the  parties  referred to in the  preceding  sentence,  or any of their respective  affiliates,  that were  entered  into  outside  the normal  course of business  or that  contain  terms other than would be obtained in an arm's length  transaction  with an unrelated  third party and that are material to the investor's  understanding  of the certificates,  or that  relate to the  certificates  or the pooled  assets.  No such  business  relationship,  agreement,  arrangement, transaction  or  understanding  has  existed  during the past two years,  other than as  described  under "The  Pooling  and  Servicing
Agreement--Custodial Arrangements" herein.

                                                      S-125

                                                                RATINGS

         It is a  condition  to the  issuance  of each class of Offered  Certificates  that it  receives at least the ratings set forth below from S&P and Moody's.

                                                                 Rating
                   -----------------------------------------------------------------
                     Class                               S&P              Moody's
                   -----------------------------------------------------------------
                   Class I-A                             AAA                Aaa
                   Class II-A-1                          AAA                Aaa
                   Class II-A-2                          AAA                Aaa
                   Class III-A-1                         AAA                Aaa
                   Class III-A-2                         AAA                Aaa
                   Class III-A-3                         AAA                Aaa
                   Class IV-A-1                          AAA                Aaa
                   Class IV-A-2                          AAA                Aaa
                   Class IV-A-3                          AAA                Aaa
                   Class IV-X                            AAA                Aaa
                   Class B-1                             AA+                Aa1
                   Class B-2                              AA                Aa2
                   Class B-3                             AA-                Aa2
                   Class B-4                              A+                Aa2
                   Class B-5                              A                 Aa3
                   Class B-6                             BBB                A2
                   Class B-7                             BBB-               A3

         The ratings  assigned by S&P and Moody's to mortgage  pass-through  certificates  address the likelihood of the receipt of all distributions on the mortgage loans by the related  certificateholders  under the agreements  pursuant to which such  certificates were issued.  S&P's and Moody's  ratings take into  consideration  the credit  quality of the related  mortgage  pool,  structural and legal aspects  associated  with such  certificates  and the extent to which the  payment  stream in the  mortgage  pool is  adequate  to make payments  required under such  certificates.  S&P's and Moody's ratings on such  certificates do not,  however,  constitute a statement regarding frequency of prepayments on the mortgages.

         The ratings of the Rating  Agencies do not address the  possibility  that, as a result of Principal  Prepayments or recoveries certificateholders might suffer a lower than anticipated yield.

         The ratings  assigned to the Offered  Certificates  should be evaluated  independently  from similar ratings on other types of securities.  A rating is not a recommendation  to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

         The  Depositor  has not requested a rating of the Offered  Certificates  by any rating agency other than the Rating  Agencies.
However,  there can be no assurance as to whether any other rating agency will rate the Offered  Certificates  or, in such event,  what rating would be assigned to the Offered  Certificates by such other rating agency.  The ratings assigned by such other rating agency to the Offered Certificates may be lower than the ratings assigned by the Rating Agencies.

         The fees paid by the  Depositor  to the  Rating  Agencies  at closing  include a fee for  ongoing  surveillance  by the Rating
Agencies for so long as any  Certificates  are  outstanding.  However,  the Rating Agencies are under no obligation to the Depositor to continue to monitor or provide a rating on the Certificates.

                                                      S-126

                                                                LEGAL INVESTMENT

         The Offered  Certificates  (other than the Class B-4, Class B-5,  Class B-6 and the Class B-7  Certificates)  will  constitute
"mortgage  related  securities" for purposes of the Secondary  Mortgage  Market  Enhancement Act of 1984 referred to herein as SMMEA so long as they are rated in one of the two highest rating categories by a nationally  recognized  statistical rating organization and, as such, will be legal investments for certain entities to the extent provided in SMMEA,  subject to state laws overriding SMMEA.  Certain states have enacted  legislation  overriding the legal investment  provisions of SMMEA. It is not anticipated that the Class B-1, Class
B-2 and the Class B-3  Certificates  will be rated in one of the two  highest  rating  categories  and  therefore  will not  constitute
"mortgage  related  securities" for purposes of SMMEA.  The Class B-4, Class B-5, Class B-6 and the Class B-7 Certificates are referred to herein  as the  Non-SMMEA  Certificates.  The  appropriate  characterization  of the  Non-SMMEA  Certificates  under  various  legal investment  restrictions and thus the ability of investors subject to these  restrictions to purchase  Non-SMMEA  Certificates,  may be subject to significant interpretative uncertainties.

         The Office of Thrift  Supervision  referred to herein as the OTS has issued  Thrift  Bulletins  73a,  entitled  "Investing  in
Complex  Securities"  referred to herein as TB 73a,  which is  effective  as of December  18, 2001 and applies to savings  associations regulated by the OTS and 13a, entitled "Management of Interest Rate Risk,  Investment  Securities and Derivatives  Activities" referred to herein as TB 13a, which is effective as of December 1, 1998 and applies to thrift institutions regulated by the OTS.

         One of the  primary  purposes  of TB 73a is to require  savings  associations,  prior to taking any  investment  position,  to determine that the investment  position meets  applicable  regulatory and policy  requirements  (including  those set forth TB 13a (see below))  and  internal  guidelines,  is  suitable  for the  institution  and is safe and sound.  The OTS  recommends,  with  respect to purchases of specific  securities,  additional  analysis,  including,  among  others,  analysis of repayment  terms,  legal  structure, expected  performance of the issuer and any underlying assets as well as analysis of the effects of payment  priority,  with respect to a security  which is divided into separate  tranches with unequal  payments and  collateral  investment  parameters,  with respect to a security that is prefunded or involves a revolving  period.  TB 73a  reiterates the OTS's due diligence  requirements  for investing in all securities and warns that if a savings association makes an investment that does not meet the applicable  regulatory  requirements, the savings  association's  investment  practices will be subject to criticism and the OTS may require  divestiture of such securities.
The OTS also  recommends,  with respect to an  investment  in any "complex  securities,"  that  savings  associations  should take into account  quality  and  suitability,  interest  rate risk and  classification  factors.  For the  purposes of each of TB 73a and TB 13a,
"complex  security"  includes among other things any  collateralized  mortgage  obligation or real estate mortgage  investment  conduit security,  other than any "plain  vanilla"  mortgage  pass-through  security  (that is,  securities  that are part of a single class of securities in the related pool that are non-callable  and do not have any special  features).  Accordingly,  all classes of the Offered
Certificates would likely be viewed as "complex  securities." With respect to quality and suitability  factors, TB 73a warns (i) that a savings  association's  sole  reliance  on outside  ratings  for  material  purchases  of complex  securities  is an unsafe and unsound practice,  (ii) that a savings  association  should  only use  ratings and  analyses  from  nationally  recognized  rating  agencies in conjunction  with and in validation  of, its own  underwriting  processes and (iii) that it should not use ratings as a substitute  for its own thorough  underwriting  analyses.  With respect the interest  rate risk factor,  TB 73a  recommends  that savings  associations should follow the guidance set forth in TB 13a.

         One of the primary  purposes of TB 13a is to require  thrift  institutions,  prior to taking any investment  position,  to (i)
conduct a pre-purchase  portfolio sensitivity analysis for any "significant  transaction" involving securities or financial derivatives and (ii) conduct a  pre-purchase  price  sensitivity  analysis of any "complex  security" or financial  derivative.  The OTS recommends that while a thrift institution should conduct its own in-house  pre-acquisition  analysis,  it may rely on an analysis conducted by an independent  third-party as long as management  understands the analysis and its key assumptions.  Further,  TB 13a recommends that the use of "complex  securities with high price  sensitivity" be limited to transactions  and strategies that lower a thrift  institution's portfolio  interest rate risk.  TB 13a warns that  investment in complex  securities by thrift  institutions  that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

         All investors  whose  investment  activities  are subject to legal  investment  laws and  regulations  or to review by certain regulatory  authorities may be subject to restrictions on investment in the Certificates.  Any such institution  should consult its own legal advisors in determining  whether and to what extent there may be restrictions on its ability to invest in the  Certificates.  See
"Legal Investment Matters" in the prospectus.

                                                      S-127

                                                         ERISA CONSIDERATIONS

         Fiduciaries of employee  benefit plans subject to Title I of the Employee  Retirement  Income Security Act of 1974, as amended
(referred to herein as ERISA),  should consider the ERISA fiduciary  investment  standards before authorizing an investment by any such plan in the Certificates.  In addition,  fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other  retirement  arrangements  that  are not  subject  to Title I of ERISA  but are  subject  to  Section  4975 of the Code  (such as individual  retirement  accounts and Keogh plans  covering only a sole  proprietor or partners) or any entity whose  underlying  assets include  plan  assets by reason of a plan or  account  investing  in such  entity,  including  an  insurance  company  general  account
(collectively  referred to herein as Plan(s)),  should  consult  with their legal  counsel to determine  whether an  investment  in the
Certificates  will cause the assets of the Trust  (referred to herein as Trust  Assets) to be  considered  plan assets  pursuant to the plan asset regulations set forth at 29 C.F.R. ss. 2510.3-101  (referred to herein as the Plan Asset Regulations),  thereby subjecting the
Plan to the  prohibited  transaction  rules  with  respect  to the Trust  Assets  and the  Trustee  or the  Servicer  to the  fiduciary investments  standards of ERISA or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets,  unless an exemption granted by the United States Department of Labor (referred to herein as the DOL) applies to the purchase,  sale,  transfer or holding of the Certificates.

         The DOL has issued Prohibited  Transaction  Exemption 90-30 (as amended by Prohibited  Transaction  Exemptions 97-34,  2000-58
and  2002-41)  (referred  to herein as the  Underwriter's  Exemption)  to the  Underwriter  which is  expected  to apply to the Offered
Certificates  (other than the Class R  Certificates)  if the conditions  described  below are  satisfied.  However,  the  Underwriter's
Exemption  contains a number of  conditions  which must be met for the  exemption to apply,  including  the  requirements  that (i) the investing  Plan must be an  "accredited  investor"  as defined  in Rule  501(a)(1)  of  Regulation  D of the  Securities  and  Exchange
Commission  under the Securities Act and (ii) the Offered  Certificates  be rated at least "BBB-" (or its  equivalent) by Fitch Inc. or
Fitch, S&P or Moody's,  at the time of the Plan's purchase,  provided that no Mortgage Loan has an LTV in excess of 100% on the Closing
Date.  See  "ERISA  Considerations"  in the  prospectus.  The DOL  amended  the  Underwriter's  Exemption,  as well as the  essentially identical exemptions issued to certain other financial  institutions,  in Prohibited Transaction Exemption 2002-41 (67 Fed. Reg. 54487,
September  22, 2002) to allow the Trustee to be  affiliated  with the  underwriter  in spite of the  restriction  in PTE 2000-58 to the contrary.

         The Underwriter's  Exemption is expected to apply to the Offered  Subordinate  Certificates if the conditions  described above are satisfied.  Therefore,  each beneficial owner of a Offered Subordinate  Certificate or any interest therein shall be deemed to have represented,  by virtue of its acquisition or holding of that  Certificate or interest  therein,  that either (i) that  Certificate was rated at least  "BBB-"  at the time of  purchase,  (ii) such  beneficial  owner is not a benefit  plan  investor  or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the  certificate  or  interest  therein is an  "insurance  company general  account,"  as such term is  defined  in PTCE  95-60 and (3) the  conditions  in  Sections  I and III of PTCE  95-60  have been satisfied.

         If any  Subordinate  Certificate or any interest  therein is acquired or held in violation of the conditions  described in the preceding  paragraph,  the next  preceding  permitted  beneficial  owner will be treated as the  beneficial  owner of that  Subordinate
Certificate,  retroactive to the date of transfer to the purported  beneficial owner. Any purported  beneficial owner whose acquisition or holding of that  Certificate or interest  therein was effected in violation of the conditions  described in the preceding  paragraph shall  indemnify and hold harmless the Depositor,  the Trustee,  the Servicer,  any  subservicer and the trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

         Before  purchasing  an Offered  Certificate,  a fiduciary of a Plan should  itself  confirm that the  Certificate  constitutes
"securities" for purposes of the Underwriter's  Exemption and that the specific and general  conditions of the Underwriter's  Exemption and the other  requirements set forth in the  Underwriter's  Exemption would be satisfied.  The Class R Certificates do not satisfy the requirements of the Underwriter's Exemption and may not be purchased by or on behalf of, or with plan assets of, any Plans.

                                                      S-128

         Any Plan  fiduciary  that proposes to cause a Plan to purchase a Certificate  should  consult with its counsel with respect to the potential  applicability  to such investment of the fiduciary  responsibility  and prohibited  transaction  provisions of ERISA and
Section 4975 of the Code to the proposed  investment.  For further information  regarding the ERISA  considerations of investing in the
Certificates, see "ERISA Considerations" in the prospectus.

         A  governmental  plan, as defined in Section  3(32) of ERISA,  is not subject to Title I of ERISA or Section 4975 of the Code.
However,  such  governmental  plan may be  subject to  Federal,  state and local law,  which is, to a material  extent,  similar to the provisions  of Title I of ERISA or Section 4975 of the Code  (referred to herein as Similar  Law). A fiduciary of a  governmental  plan should make its own determination as to the propriety of such investment under applicable  fiduciary or other investment  standards and the need for and the availability of any exemptive relief under any Similar Law.

         The sale of any  Certificates to a Plan is in no respect a  representation  by the Underwriter  that such an investment  meets all relevant legal  requirements  with respect to investments by Plans  generally or any particular  Plan or that such an investment is appropriate for Plans generally or any particular Plan.

                                               INCORPORATION OF INFORMATION BY REFERENCE

         There are  incorporated  into this  prospectus  supplement  by  reference  all  documents,  including  but not  limited to the financial  statements  and reports filed or caused to be filed or  incorporated  by reference by the depositor  with respect to a trust fund pursuant to the  requirements  of Sections  13(a) or 15(d) of the Exchange Act,  prior to the  termination  of the offering of the
Offered  Certificates of the related series.  All documents  subsequently filed by the Depositor pursuant to Sections 13(a) or 15(d) of the  Exchange  Act in respect of any  offering  prior to the  termination  of the  offering  of the  certificates  shall also be deemed incorporated by reference into this prospectus supplement.

         The  Depositor  will  provide or cause to be provided  without  charge to each person to whom this  prospectus  supplement  is delivered in connection with the offering of one or more classes of Offered  Certificates,  upon written or oral request of the person, a copy of any or all the reports  incorporated in this prospectus  supplement,  in each case to the extent the reports relate to one or more of such classes of the Offered  Certificates,  other than the  exhibits to the  documents,  unless the  exhibits are  specifically incorporated by reference in the documents.  Requests should be directed in writing to Structured Asset Mortgage  Investments Inc., 383
Madison Avenue, New York, New York 10179,  Attention:  Secretary,  or by telephone at (212) 272-2000. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                                      S-129

                                                               GLOSSARY

         Below are  abbreviated  definitions  of  significant  capitalized  terms used  herein.  Capitalized  terms used herein but not defined herein shall have the meanings assigned to them in the accompanying prospectus.

Actual Monthly  Payments -- For any mortgage loan and each Due Period,  the actual monthly  payments of principal and interest  received during such month on such mortgage loan.

Adjusted Rate Cap - With respect to each Loan Group, each  distribution  date and the related Due Period,  the sum of (i) the Scheduled
Monthly  Payments owed on the related  mortgage  loans for such Due Period less the related  Servicing Fees and (ii) the Actual Monthly
Payments  received in excess of the Scheduled  Monthly  Payments,  expressed as a per annum rate on the Stated Principal Balance of the related mortgage loans for such Due Period, and converted to an actual/360 basis.

Agreement - The Pooling and  Servicing  Agreement,  dated as of April 1, 2006,  among the  Depositor,  the Sponsor and Servicer and the
Trustee.

Applied  Realized  Loss Amount - With respect to any class of Offered  Certificates  and as to any  distribution  date,  the sum of the
Realized  Losses with respect to the mortgage  loans,  which have been  applied in  reduction of the Current  Principal  Amount of such
Class,  in an amount equal to the amount,  if any, by which,  (i) the aggregate  Current  Principal  Amount of all of the  certificates
(after all  distributions of principal on such  distribution  date) exceeds (ii) the aggregate Stated Principal Balance of the mortgage loans for such distribution date.

Bankruptcy  Loss -- Any loss  resulting  from a  bankruptcy  court,  in  connection  with a  personal  bankruptcy  of a  mortgagor,  (1)
establishing the value of a mortgaged  property at an amount less than the Outstanding  Principal  Balance of the mortgage loan secured by such mortgaged property or (2) reducing the amount of the Monthly Payment on the related mortgage loan.

Basis Risk Shortfall - On the distribution date, the excess, if any of:

           1.     The amount of Current Interest that such class would have been entitled to receive on such  distribution date had the applicable  pass-though  rate been  calculated at a per annum rate equal to (A) in the case of the Class I-A,  Class II-A-1,
           Class II-A-2, Class III-A-1, Class III-A-2,  Class III-A-3, Class IV-A-1, Class IV-A-2 and Class B Certificates,  the lesser of (i)  One-Month  LIBOR  plus the  related  Margin  and (ii)  10.50%  per  annum,  and (B) in the case of the Class  IV-A-3
           Certificates, One-Year MTA plus the related Margin, in each case, over

           2.     The amount of Current  Interest on such class  calculated  using a pass-though  rate equal to the applicable Net Rate
           Cap for such distribution date.

Basis Risk  Shortfall  Carry-forward  Amount - As of any  distribution  date for the  Offered  Certificates,  the sum of the Basis Risk
Shortfall for such distribution  date and the Basis Risk Shortfall for all previous  distribution  dates not previously paid,  together with interest thereon at a rate equal to the applicable pass-through rate for such distribution date.

Book-Entry Certificates - The Class A, the Class X and the Class B Certificates issued, maintained and transferred at the DTC.

Business Day - Generally any day other than a Saturday,  a Sunday or a day on which the New York Stock  Exchange or Federal  Reserve is closed or on which banking  institutions  in New York City or in the  jurisdiction  in which the Trustee,  Custodian,  the  Certificate
Insurer or the Servicer is located are obligated by law or executive order to be closed.

Cede - Cede & Co.

                                                      S-130

Certificate  Insurer -- Ambac  Assurance  Corporation,  the  Certificate  Insurer  under the Policy  with  respect  to the Class  II-A-2
Certificates.

Certificate Owner -- Any person who is the beneficial owner of a Book-entry Certificate.

Certificates - The Offered Certificates and the Non-Offered Subordinate Certificates.

Class I-A Principal  Distribution Amount - The product of the Class A Principal  Distribution  Amount and a fraction,  the numerator of which is the Principal  Funds for Loan Group I for such  distribution  date and the denominator of which is the Principal Funds for all
Loan Groups for such distribution date.

Class II-A Certificates -- The Class II-A-1 Certificates and the Class II-A-2 Certificates.

Class II-A Principal  Distribution Amount - The product of the Class A Principal  Distribution Amount and a fraction,  the numerator of which is the Principal Funds for Loan Group II for such  distribution  date and the denominator of which is the Principal Funds for all
Loan Groups for such distribution date.

Class III-A Certificates -- The Class III-A-1, the Class III-A-2 and the Class III-A-3 Certificates.

Class III-A Principal  Distribution Amount - The product of the Class A Principal  Distribution Amount and a fraction, the numerator of which is the Principal  Funds for Loan Group III for such  distribution  date and the  denominator of which is the Principal  Funds for all Loan Groups for such distribution date.

Class IV-A Certificates -- The Class IV-A-1, the Class IV-A-2 and the Class IV-A-3 Certificates.

Class IV-X Notional Amount -- With respect to any distribution  date and the Class IV-X  Certificates,  the aggregate  Current Principal
Amount of the Class IV-A-1  Certificates  and the Class  IV-A-2  Certificates  (before  taking into account the payment of principal on such certificates on such distribution date).

Class IV-A Principal  Distribution Amount - The product of the Class A Principal  Distribution Amount and a fraction,  the numerator of which is the Principal Funds for Loan Group IV for such  distribution  date and the denominator of which is the Principal Funds for all
Loan Groups for such distribution date.

Class A Certificates - The Class I-A, Class II-A, Class III-A and Class IV-A Certificates.

Class A Principal  Distribution  Amount - For any  distribution  date on or after the Stepdown  Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the aggregate  Current  Principal Amount of the Class A Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the  related Due Period  (after  reduction  for  Realized  Losses  incurred  during the related  Prepayment
Period) over (b) the  aggregate  Stated  Principal  Balance of the mortgage  loans as of the last day of the related Due Period  (after reduction for Realized  Losses incurred  during the related  Prepayment  Period)  multiplied by (i) prior to the  distribution  date in
April 2012,  approximately 28.500% and (ii) on or after the distribution date in April 2012, approximately 22.800%, and (II) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after reduction for
Realized  Losses  incurred during the related  Prepayment  Period) over (b) 0.50% of the principal  balance of the mortgage loans as of the Cut-off Date.

Class B Certificates  -- The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.

Class B-1 Principal  Distribution  Amount - For any distribution  date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current  Principal Amount of the Class B-1 Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses incurred  during the related  Prepayment  Period) over
(b) the sum of (1) the aggregate  Current  Principal  Amount of the Class A Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount for such  distribution  date) and (2) the aggregate  Stated  Principal  Balance of the mortgage loans as of the last day of the  related Due Period  (after  reduction  for  Realized  Losses  incurred  during the related  Prepayment
Period)  multiplied by (i) prior to the distribution  date in April 2012,  approximately  18.625% and (ii) on or after the distribution date in April 2012,  approximately  14.900%,  and (II) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related  Prepayment  Period) over
(b) 0.50% of the principal balance of the mortgage loans as of the Cut-off Date.

                                                      S-131

Class B-2 Principal  Distribution  Amount - For any distribution  date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current  Principal Amount of the Class B-2 Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses incurred  during the related  Prepayment  Period) over
(b) the sum of (1) the aggregate  Current  Principal  Amount of the Class A Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount for such  distribution  date),  (2) the  aggregate  Current  Principal  Amount of the Class B-1
Certificates  (after taking into account the payment of the Class B-1 Principal  Distribution  Amounts for such distribution  date) and
(3) the aggregate  Stated  Principal  Balance of the mortgage  loans as of the last day of the related Due Period (after  reduction for
Realized  Losses  incurred  during the related  Prepayment  Period)  multiplied  by (i) prior to the  distribution  date in April 2012, approximately 13.125% and (ii) on or after the distribution date in April 2012,  approximately  10.500%, and (II) the excess of (a) the aggregate  Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized
Losses incurred during the related  Prepayment  Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-off
Date.

Class B-3 Principal  Distribution  Amount - For any distribution  date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current  Principal Amount of the Class B-3 Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses incurred  during the related  Prepayment  Period) over
(b) the sum of (1) the aggregate  Current  Principal  Amount of the Class A Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount for such  distribution  date),  (2) the  aggregate  Current  Principal  Amount of the Class B-1
Certificates  (after taking into account the payment of the Class B-1 Principal  Distribution  Amounts for such distribution date), (3)
the  aggregate  Current  Principal  Amount of the Class B-2  Certificates  (after  taking  into  account  the  payment of the Class B-2
Principal  Distribution  Amounts for such distribution date) and (4) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related  Prepayment  Period) multiplied by (i) prior to the distribution  date in April 2012,  approximately  11.625% and (ii) on or after the distribution date in April 2012, approximately  9.300%,  and (II) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction  for Realized  Losses  incurred  during the related  Prepayment  Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-off Date.

Class B-4 Principal  Distribution  Amount - For any distribution  date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current  Principal Amount of the Class B-4 Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses incurred  during the related  Prepayment  Period) over
(b) the sum of (1) the aggregate  Current  Principal  Amount of the Class A Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount for such  distribution  date),  (2) the  aggregate  Current  Principal  Amount of the Class B-1
Certificates  (after taking into account the payment of the Class B-1 Principal  Distribution  Amounts for such distribution date), (3)
the  aggregate  Current  Principal  Amount of the Class B-2  Certificates  (after  taking  into  account  the  payment of the Class B-2
Principal  Distribution  Amounts for such distribution  date), (4) the aggregate Current Principal Amount of the Class B-3 Certificates
(after  taking into  account the  payment of the Class B-3  Principal  Distribution  Amounts  for such  distribution  date) and (5) the aggregate  Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized
Losses incurred during the related  Prepayment  Period)  multiplied by (i) prior to the distribution date in April 2012,  approximately
10.000%  and (ii) on or after the  distribution  date in April 2012,  approximately  8.000%,  and (II) the excess of (a) the  aggregate
Stated  Principal  Balance of the mortgage  loans as of the last day of the related Due Period  (after  reduction  for Realized  Losses incurred during the related Prepayment Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-off Date.

                                                      S-132

Class B-5 Principal  Distribution  Amount - For any distribution  date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current  Principal Amount of the Class B-5 Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses incurred  during the related  Prepayment  Period) over
(b) the sum of (1) the aggregate  Current  Principal  Amount of the Class A Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount for such  distribution  date),  (2) the  aggregate  Current  Principal  Amount of the Class B-1
Certificates  (after taking into account the payment of the Class B-1 Principal  Distribution  Amounts for such distribution date), (3)
the  aggregate  Current  Principal  Amount of the Class B-2  Certificates  (after  taking  into  account  the  payment of the Class B-2
Principal  Distribution  Amounts for such distribution  date), (4) the aggregate Current Principal Amount of the Class B-3 Certificates
(after taking into account the payment of the Class B-3 Principal  Distribution  Amounts for such distribution date), (5) the aggregate
Current Principal Amount of the Class B-4 Certificates  (after taking into account the payment of the Class B-4 Principal  Distribution
Amounts for such  distribution  date) and (6) the aggregate  Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related  Prepayment  Period) multiplied by (i) prior to the distribution date in April 2012,  approximately 8.375% and (ii) on or after the distribution date in April 2012,  approximately 6.700%, and (II) the excess of (a) the aggregate  Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period
(after  reduction for Realized  Losses incurred during the related  Prepayment  Period) over (b) 0.50% of the principal  balance of the mortgage loans as of the Cut-off Date.

Class B-6 Principal  Distribution  Amount - For any distribution  date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current  Principal Amount of the Class B-6 Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses incurred  during the related  Prepayment  Period) over
(b) the sum of (1) the aggregate  Current  Principal  Amount of the Class A Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount for such  distribution  date),  (2) the  aggregate  Current  Principal  Amount of the Class B-1
Certificates  (after taking into account the payment of the Class B-1 Principal  Distribution  Amounts for such distribution date), (3)
the  aggregate  Current  Principal  Amount of the Class B-2  Certificates  (after  taking  into  account  the  payment of the Class B-2
Principal  Distribution  Amounts for such distribution  date), (4) the aggregate Current Principal Amount of the Class B-3 Certificates
(after taking into account the payment of the Class B-3 Principal  Distribution  Amounts for such distribution date), (5) the aggregate
Current Principal Amount of the Class B-4 Certificates  (after taking into account the payment of the Class B-4 Principal  Distribution
Amounts for such  distribution  date), (6) the aggregate  Current  Principal  Amount of the Class B-5  Certificates  (after taking into account  the  payment  of the Class B-5  Principal  Distribution  Amounts  for such  distribution  date) and (7) the  aggregate  Stated
Principal  Balance of the mortgage  loans as of the last day of the related Due Period (after  reduction for Realized  Losses  incurred during the related  Prepayment Period)  multiplied by (i) prior to the distribution date in April 2012,  approximately  5.000% and (ii)
on or after the  distribution  date in April 2012,  approximately  4.000%,  and (II) the excess of (a) the aggregate  Stated  Principal
Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses  incurred  during the related Prepayment Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-off Date.

Class B-7 Principal  Distribution  Amount - For any distribution  date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current  Principal Amount of the Class B-7 Certificates  immediately prior to such  distribution  date over (y) the lesser of (I) the excess of (a) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period (after  reduction for Realized  Losses incurred  during the related  Prepayment  Period) over
(b) the sum of (1) the aggregate  Current  Principal  Amount of the Class A Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount for such  distribution  date),  (2) the  aggregate  Current  Principal  Amount of the Class B-1
Certificates  (after taking into account the payment of the Class B-1 Principal  Distribution  Amounts for such distribution date), (3)
the  aggregate  Current  Principal  Amount of the Class B-2  Certificates  (after  taking  into  account  the  payment of the Class B-2
Principal  Distribution  Amounts for such distribution  date), (4) the aggregate Current Principal Amount of the Class B-3 Certificates
(after taking into account the payment of the Class B-3 Principal  Distribution  Amounts for such distribution date), (5) the aggregate
Current Principal Amount of the Class B-4 Certificates  (after taking into account the payment of the Class B-4 Principal  Distribution
Amounts for such  distribution  date), (6) the aggregate  Current  Principal  Amount of the Class B-5  Certificates  (after taking into account the payment of the Class B-5 Principal  Distribution  Amounts for such distribution  date), (7) the aggregate Current Principal
Amount of the Class B-6 Certificates  (after taking into account the payment of the Class B-6 Principal  Distribution  Amounts for such distribution  date) and (8) the aggregate Stated  Principal  Balance of the mortgage loans as of the last day of the related Due Period
(after reduction for Realized Losses incurred during the related  Prepayment  Period)  multiplied by (i) prior to the distribution date in April 2012,  approximately  3.750% and (ii) on or after the  distribution  date in April 2012,  approximately  3.000%,  and (II) the excess of (a) the  aggregate  Stated  Principal  Balance of the  mortgage  loans as of the last day of the  related  Due Period  (after reduction for Realized Losses incurred during the related  Prepayment  Period) over (b) 0.50% of the principal  balance of the mortgage loans as of the Cut-off Date.

                                                      S-133

Class X Certificates --  The Class IV-X Certificates.

Closing Date -- April 28, 2006.

Compensating  Interest Payments -- Any payments made by the Servicer from its own funds to cover Prepayment  Interest  Shortfalls on the related mortgage loans.

Coupon Strip -- For each Loan Group, as defined in "Description of the  Certificates--Final  Maturity Reserve Account" in this prospectus supplement.

Coupon Strip Rate -- For each Loan Group,  shall equal the related Coupon Strip, if any,  payable to the Final Maturity  Reserve Account on any  distribution  date,  expressed as a per annum rate  calculated on the basis of the aggregate  Stated  Principal  Balance of the mortgage loans in the related loan group as of such distribution date.

CPR -- A constant rate of prepayment on the mortgage loans.

Credit  Enhancement  Percentage -- For any distribution date is the percentage  obtained by dividing (x) the aggregate Current Principal
Amount of the Subordinate Certificates (including the  Overcollateralization  Amount) thereto by (y) the aggregate principal balance of the mortgage  loans,  calculated  after taking into account  distributions  of principal on the mortgage loans and  distribution of the
Principal  Distribution  Amounts to the holders of the Certificates  then entitled to  distributions of principal on such  distribution date.

Cumulative Loss Test Violation -- If on any  distribution  date the aggregate  amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period  divided by the  aggregate  principal  balance of the  Mortgage  Loans as of the Cut-off
Date exceeds the applicable percentages set forth below with respect to such distribution date:

                  Distribution Date Occurring in           Percentage
                  ---------------------------------------------------

                  May 2008 through April 2009              0.30%

                  May 2009 through April 2010              0.75%

                  May 2010 through April 2011              1.35%

                  May 2011 through April 2012              1.90%

                  May 2012 through April 2013              2.65%

                  May 2013 and thereafter                  2.90%

Current  Interest - With  respect to each class of  Offered  Certificates  and each  distribution  date,  the  interest  accrued at the applicable  pass-through  rate for the applicable  Interest  Accrual Period on the Current  Principal Amount or Notional Amount of such class plus any amount  previously  distributed with respect to interest for such class that is recovered as a voidable  preference by a trustee in  bankruptcy  reduced by in the case of a Class A  Certificate  or Class B  Certificate,  such  class's  share of (x) any Net
Deferred  Interest  allocated to that class of  certificates,  (y) the interest  portion of any Realized Losses on the related mortgage loans  allocated to that class of  certificates  and (z) any Prepayment  Interest  Shortfall to the extent not covered by  Compensating
Interest  Payments and any shortfalls  resulting from the  application of the Relief Act, in each case to the extent  allocated to such class of certificates as described under clause Second in "Description of the  Certificates--Distributions  on the Certificates" in this prospectus supplement.

                                                      S-134

Current  Principal  Amount - With  respect to any class of  Offered  Certificates  and any  distribution  date,  the  original  current principal amount of such class plus the amount of any Net Deferred  Interest  allocated  thereto on the related  distribution  date and all  previous  distribution  dates and,  in the case of a  Subordinate  Certificate,  any  Subsequent  Recoveries  added to the Current
Principal  Amount  of  such  certificate,   as  described  under  "Description  of  the  Certificates--Allocation  of  Realized  Losses;
Subordination"  herein,  less the sum of (i) all amounts in respect of  principal  distributed  to such class on previous  distribution dates and (ii) any Applied Realized Loss Amounts allocated to such class on previous distribution dates.

Cut-off Date - April 1, 2006.

Deferred  Interest - The amount of accrued  interest on the mortgage loans, the payment of which is deferred and added to the principal balance of a mortgage loan due to the negative amortization feature as described in this prospectus supplement.

Deficiency Amount - As defined in "The Certificate Insurance Policy" in this prospectus supplement.

Deficient Valuation - A Bankruptcy Loss that results if a court, in connection with a personal  bankruptcy of a mortgagor,  establishes the value of a mortgaged  property at an amount less than the unpaid  principal  balance of the mortgage loan secured by such mortgaged property.

Delinquency  Test  Violation  - If on any  distribution  date if the  percentage  obtained by dividing  (x) the  aggregate  outstanding principal balance of mortgage loans delinquent 60 days or more (including  mortgage loans that are in foreclosure,  have been converted to REO Properties or have been discharged by reason of bankruptcy) by (y) the aggregate  outstanding  principal balance of the mortgage loans,  in each case,  as of the last day of the  previous  calendar  month,  exceeds (i) prior to the  distribution  date in May 2012,
24.50% of the Credit Enhancement Percentage and (ii) on or after the distribution date in May 2012, 30.70%.

Delinquent - A mortgage  loan is  "Delinquent"  if any payment due thereon is not made  pursuant to the terms of such  mortgage loan by the close of business on the day such payment is scheduled to be due. A mortgage loan is "30 days  delinquent"  if such payment has not been  received by the close of business on the last day of the month  immediately  succeeding  the month in which such payment was due.
For  example,  a mortgage  loan with a payment due on December 1 that  remained  unpaid as of the close of business on January 31 would then be considered to be 30 to 59 days delinquent. Similarly for "60 days delinquent," "90 days delinquent" and so on.

Due For Payment - As defined under "The Certificate Insurance Policy" in this prospectus supplement.

Due Date - With  respect to each  mortgage  loan,  the date in each month on which its  Monthly  Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month.

Due Period - With respect to any  distribution  date, the period  commencing on the second day of the month  immediately  preceding the month in which such distribution date occurs and ending on the first day of the month in which such distribution date occurs.

EMC - EMC Mortgage Corporation.

Excess Cashflow - With respect to any  distribution  date, the sum of (i) Remaining Excess Spread for such  distribution  date and (ii)
Overcollateralization Release Amount for such distribution date.

                                                      S-135

Excess  Overcollateralization  Amount - With respect to any distribution date, the excess, if any, of the Overcollateralization  Amount over the Overcollateralization Target Amount.

Excess Spread - With respect to any distribution  date, the excess,  if any, of the Interest Funds for such  distribution date over the sum of (i) the Coupon Strip, if applicable,  (ii) any amounts owed to the Certificate  Insurer in accordance with clauses Second (1)(b)
in "Description of the  Certificates--Distributions  on the  Certificates,"  (iii) the Current Interest on the Offered  Certificates and
(iv) any Interest Carry Forward Amounts on the senior certificates on such distribution date.

Extra Principal  Distribution  Amount - With respect to any distribution date, an amount derived from Excess Spread equal to the lesser of (a) the  excess,  if any, of the  Overcollateralization  Target  Amount for such  distribution  date over the  Overcollateralization
Amount for such distribution date and (b) the Excess Spread for such distribution date.

Final Distribution Date - As defined under "The Certificate Insurance Policy" in this prospectus supplement.

Final  Maturity  Reserve  Account - As  described  under  "Description  of the  Certificates--Final  Maturity  Reserve  Account" in this prospectus supplement.

Final  Maturity  Reserve  Account Target -- As defined in  "Description  of the  Certificates--Final  Maturity  Reserve  Account" in this prospectus supplement.

GreenPoint -- GreenPoint Mortgage Funding, Inc.

Group I Principal  Distribution  Amount - The product of the Principal  Distribution  Amount and a fraction,  the numerator of which is the Principal  Funds for Loan Group I for such  distribution  date and the  denominator  of which is the  Principal  Funds for all Loan
Groups for such distribution date.

Group II Principal  Distribution Amount - The product of the Principal  Distribution  Amount and a fraction,  the numerator of which is the Principal  Funds for Loan Group II for such  distribution  date and the  denominator  of which is the Principal  Funds for all Loan
Groups for such distribution date.

Group III Principal  Distribution Amount - The product of the Principal  Distribution Amount and a fraction,  the numerator of which is the Principal  Funds for Loan Group III for such  distribution  date and the  denominator of which is the Principal  Funds for all Loan
Groups for such distribution date.

Group IV Principal  Distribution Amount - The product of the Principal  Distribution  Amount and a fraction,  the numerator of which is the Principal  Funds for Loan Group IV for such  distribution  date and the  denominator  of which is the Principal  Funds for all Loan
Groups for such distribution date.

Insurance  Proceeds - All proceeds of any insurance  policies,  to the extent such proceeds are not applied to the  restoration  of the property or released to the  mortgagor in  accordance  with the  servicer's  normal  servicing  procedures,  other than  proceeds  that represent  reimbursement  of the  Servicer's  costs and  expenses  incurred in  connection  with  presenting  claims  under the related insurance policies.

Insured Amounts - As defined under "The Certificate Insurance Policy" in this prospectus supplement.

Interest Accrual Period --For each of the Offered  Certificates (other than the Class X Certificates and the Class IV-A-3  Certificates)
and for any  distribution  date,  the  period  commencing  on the  distribution  date in the  month  preceding  the  month  in  which a distribution  date occurs (or the Closing Date, in the case of the first  Interest  Accrual  Period) and ending on the day  immediately prior to such  distribution  date.  For each of the Class X Certificates  and the Class IV-A-3  Certificates  and for any  distribution date, the one-month period preceding the month in which such distribution date occurs.

                                                      S-136

Interest Carry Forward  Amount - With respect to each class of Offered  Certificates  and the first  distribution  date,  zero, and for each distribution date thereafter, the sum of:

         1.       the excess of:

                  (a)      Current Interest for such class with respect to prior distribution dates, over

                  (b)      the amount actually  distributed to such class with respect to interest on or after such prior  distribution dates, and

         2.       interest on such excess (to the extent  permitted  by  applicable  law) at the  applicable  pass through rate for the related Interest Accrual Period including the Interest Accrual Period relating to such distribution date.

Interest Funds - With respect to each Loan Group any distribution date, the sum, without duplication, of:

         1.       all scheduled  interest  collected in respect of the related  mortgage loans during the related Due Period,  less the
                  Servicing Fee, if any, and any related  amounts  required to be reimbursed to EMC, the Servicer,  the Trustee and the
                  Custodian as provided in the Agreement,

         2.       all advances relating to interest on the related mortgage loans made by the Servicer,

         3.       all Compensating Interest Payments with respect to the related mortgage loans,

         4.       Insurance  Proceeds  and  Liquidation  Proceeds  received  during the  related  Prepayment  Period (or in the case of
                  Subsequent  Recoveries,  during the related Due Period), to the extent such Liquidation  Proceeds relate to interest, less all  non-recoverable  advances  relating to interest  and certain  expenses,  in each case,  with respect to the mortgage loans in the related Loan Group,

         5.       the interest  portion of proceeds  from  mortgage  loans in the related Loan Group that were  repurchased  during the related Due Period,

         6.       the  interest  portion of the  purchase  price of the assets of the Trust  allocated  to the related  Loan Group upon exercise by the depositor or its designee of its optional termination right, and

         7.       the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds,  Repurchase
                  Proceeds and scheduled principal payments,  in that order,  allocated to the related Loan Group included in available funds for such  distribution  date that are applied in connection  with any Deferred  Interest in accordance with the definition of Net Deferred Interest,

                  minus

         8.       any amounts  required to be  reimbursed  to EMC,  the  Depositor,  the  Servicer or the Trustee and  allocated to the related Loan Group, as provided in the Agreement, and

         9        the portion of the premium payable to the Certificate Insurer from such loan group, as provided in the Agreement.

Issuing Entity or Trust -- GreenPoint Mortgage Funding Trust 2006-AR3.

Late Payment Rate - As defined under "The Certificate Insurance Policy" in this prospectus supplement.

Liquidated  Mortgage Loan -- Any defaulted  mortgage loan as to which the Servicer has  determined  that all amounts which it expects to recover from or on account of such mortgage loan have been recovered.

                                                      S-137

Liquidation  Proceeds  - All net  proceeds,  other than  Insurance  Proceeds,  received  in  connection  with the  partial or  complete liquidation of mortgage loans,  whether through trustee's sale,  foreclosure sale or otherwise,  or in connection with any condemnation or partial release of a mortgaged property,  together with the net proceeds received with respect to any mortgaged  properties acquired by the Servicer by foreclosure or deed in lieu of foreclosure in connection  with defaulted  mortgage  loans,  other than the amount of such net proceeds  representing  any profit  realized by the Servicer in connection with the  disposition of any such  properties,  and
Subsequent Recoveries.

Loan Group -- Any of Loan Group I, Loan Group II, Loan Group III or Loan Group IV, as applicable.

Loan Group I -- The pool of mortgage loans designated as Loan Group I.

Loan Group II -- The pool of mortgage loans designated as Loan Group II.

Loan Group III -- The pool of mortgage loans designated as Loan Group III.

Loan Group IV -- The pool of mortgage loans designated as Loan Group IV.

Loss Allocation Limitation -- As defined under "Description of the Certificates--Allocation of Realized Losses".

Margin - With respect to the Class I-A-1, Class II-A-1, Class II-A-2, Class III-A-1,  Class III-A-2,  Class III-A-3,  Class IV-A, Class
IV-A-2,  Class IV-A-3,  Class B-1, Class B-2, Class B-3,  Class B-4,  Class B-5, Class B-6 and Class B-7  Certificates  will be 0.230%,
0.210%,  0.210%,  0.230%, 0.300%, 0.240%, 0.210%, 0.270%, 2.400%, 0.420%, 0.450%, 0.480%, 0.670%, 0.730%, 1.750% and 2.100%, per annum, respectively,  provided that, after the first possible  optional  termination date, the related margin for the Class I-A, Class II-A-1,
Class II-A-2, Class III-A-1,  Class III-A-2,  Class III-A-3, Class IV-A-1, Class IV-A-2, Class IV-A-3, Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will be 0.460%,  0.420%,  0.420%,  0.460%,  0.600%,  0.480%, 0.420%, 0.540%,
2.400%, 0.630%, 0.675%, 0.720%, 1.005%, 1.095%, 2.625%, and 3.150%, per annum, respectively.

Moody's - Moody's Investors Service, Inc., and any successor in interest.

Monthly  Advance -- The aggregate of all payments of interest,  net of the Servicing Fee, that were due during the related Due Period on the mortgage loans and that were  delinquent on the related Due Date (other than  shortfalls in interest due to the  application of the
Relief Act or similar state law).

Monthly Payments -- For any mortgage loan and any month, the scheduled payment or payments of principal and interest due during such month on such mortgage loan which either is payable by a mortgagor in such month under the related mortgage note or in the case of any mortgaged property acquired through foreclosure or deed in lieu of foreclosure, would otherwise have been payable under the related mortgage note.

Mortgage Loan  Purchase  Agreement -- The Mortgage  Loan  Purchase  Agreement,  dated as of April 28, 2006 between the Depositor and the
Sponsor.

Net  Deferred  Interest -- On any  distribution  date,  Deferred  Interest on the  mortgage  loans in the related  Loan Group during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments,  Net Liquidation Proceeds,  Repurchase Proceeds
and scheduled  principal  payments,  in that order,  available to be distributed on the  Certificates on that  distribution  date. With respect to any Class of Certificates as of any distribution  date will be an amount equal to the product of (1) the difference,  if any between (a) the lesser of (i) the  pass-through  rate for such class,  without regard to the related Net Rate Cap on such  distribution date and (ii) the weighted average of the Net Rates on the related  mortgage loans and (b) the Adjusted Rate Cap for such  distribution date, (2) the Current Principal Amount of the Certificate  immediately  prior to such  distribution  date, and (3) the actual number of days in such Interest Accrual Period divided by 360.

                                                      S-138

Net Liquidation Proceeds -- Liquidation Proceeds net of unreimbursed  advances by the Servicer,  Monthly Advances,  expenses incurred by the Servicer in  connection  with the  liquidation  of such  mortgage  loan and the related  mortgaged  property and any other  amounts payable to the Servicer under the Agreement.

Net Rate -- For any mortgage  loan,  the then  applicable  mortgage rate thereon less the  Servicing Fee Rate,  expressed as a per annum rate.

Net Rate Cap -- (A) With respect to the Class I-A, Class II-A-1,  Class II-A-2,  Class  III-A-1,  Class  III-A-2,  Class III-A-3,  Class
IV-A-1,  Class IV-A-2 and Class IV-A-3  Certificates  is equal to the  weighted  average of the Net Rates of the mortgage  loans in the related Loan Group (less, if applicable,  the related Coupon Strip Rate and, in the case of the Class II-A-2  Certificates,  as further adjusted  for the portion of the premium  payable to the  Certificate  Insurer)  and in the case of  the Class  IV-A-1 and Class IV-A-2
Certificates,  the net rate cap will be further  reduced by 1.000% per annum) (B) with respect to the Class B Certificates  is equal to the weighted average of (i) the weighted  average of the Net Rates on the group I mortgage loans,  (ii) the weighted average of the Net
Rates on the group II  mortgage  loans,  (iii) the  weighted  average  of the Net  Rates on the group III  mortgage  loans and (iv) the weighted  average of the Net Rates on the group IV  mortgage  loans,  in each case as reduced by the  related  Coupon  Strip  Rate,  if applicable,  weighted  on the basis of the  excess of (i) the  aggregate  principal  balance  of the group I  mortgage  loans  over the aggregate  principal  balance of the Class I-A Certificates,  (ii) the aggregate  principal balance of the group II mortgage loans over the aggregate  principal  balance of the Class II-A-1  Certificates and the Class II-A-2  Certificates,  (iii) the aggregate  principal balance of the group III mortgage  loans over the aggregate  principal  balance of the Class  III-A-1,  Class III-A-2 and Class III-A-3
Certificates  and (iv) the  aggregate  principal  balance of the group IV mortgage  loans over the aggregate  principal  balance of the
Class  IV-A-1,  Class IV-A-2 and Class  IV-A-3  Certificates,  respectively,  in each case (other than with respect to the Class IV-A-3
Certificates)  as adjusted to an  effective  rate  reflecting  the accrual of interest on an  actual/360  basis and with respect to the
Class IV-A-3 Certificates, based on a 30/360 basis.

Non-Offered Certificates - The Class XP, the Class B-IO and the Residual Certificates.

Nonpayment - As defined in "The Certificate Insurance Policy" in this prospectus supplement.

Offered  Certificates - The Class I-A, Class II-A-1,  Class II-A-2, Class III-A-1,  Class III-A-2,  Class III-A-3,  Class IV-A-1, Class
IV-A-2, Class IV-A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.

Overcollateralization  Amount - The  Overcollateralization  Amount with respect to any distribution  date is the excess, if any, of (i)
the aggregate  principal  balance of the mortgage  loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced,  and unscheduled  collections of principal received  during the related  Prepayment  Period,  and after reduction for Realized Losses incurred during the related Due Period) over
(ii) the aggregate  Current  Principal Amount of the Class A Certificates  and the Class B Certificates,  after taking into account the distributions of principal to be made on such distribution date.

Overcollateralization  Release Amount - With respect to any distribution date for which the Excess  Overcollateralization Amount is, or would be, after taking into account all other  distributions to be made on that distribution  date,  greater than zero, an amount equal to the  lesser  of (i) the  Excess  Overcollateralization  Amount  for  that  distribution  date  and  (ii)  Principal  Funds  for that distribution date.

Overcollateralization  Target  Amount - With  respect to any  distribution  date,  (i) prior to the Stepdown  Date,  an amount equal to approximately  1.500% of the aggregate  principal  balance of the mortgage loans as of the Cut-off Date,  (ii) on or after the Stepdown
Date  provided a Trigger Event is not in effect,  the greater of (x) (1) prior to the  distribution  date in April 2012,  3.750% of the then  current  aggregate  outstanding  principal  balance of the  mortgage  loans as of the last day of the related  Due Period  (after giving  effect to  scheduled  payments  of  principal  due during the  related Due Period,  to the extent  received  or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and after reduction for Realized Losses incurred during  the  related  Due  Period)  and (2) on or after the  distribution  date in April  2012,  3.000% of the then  current  aggregate outstanding  principal  balance of the mortgage  loans as of the last day of the related Due Period  (after  giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced,  and unscheduled  collections of principal received  during the related  Prepayment  Period,  and after  reduction for Realized Losses incurred during the related Due Period) and
(y) 0.50% of the aggregate  principal  balance of the mortgage loans as of the Cut-Off Date  (approximately  $9,593,648) or (iii) on or after the Stepdown Date and if a Trigger Event is in effect,  the  Overcollateralization  Target Amount for the  immediately  preceding distribution date.

                                                      S-139

Policy -- The certificate  insurance policy,  dated as of April 28, 2006 endorsed by the Certificate Insurer to the Trustee on behalf of the holders of the Class II-A-2 Certificates.

Preference Amount - As defined under "The Certificate Insurance Policy" in this prospectus supplement.

Prepayment  Interest  Shortfalls - With respect to any  distribution  date,  for each  mortgage  loan that was the subject of a partial principal  prepayment or a principal  prepayment in full during the related  prepayment  period,  the amount,  if any, by which (i) one month's  interest at the  applicable  net rate on the  scheduled  principal  balance of such mortgage  loan  immediately  prior to such prepayment,  or, in the case of a partial principal prepayment,  on the amount of such prepayment,  exceeds (ii) the amount of interest paid or collected in connection  with such principal  prepayment less the sum of (a) any prepayment  charges  relating to such mortgage loan and (b) the Servicing Fee.

Prepayment  Period - With respect to a  distribution  date,  the period from the  sixteenth  day of the calendar  month  preceding  the calendar  month in which such  distribution  date occurs  through the close of business on the fifteenth  day of the calendar  month in which such distribution date occurs.

Principal Distribution Amount - With respect to each distribution date, an amount equal to

         1.       the Principal Funds for all Loan Groups for such distribution date, plus

         2.       any Extra Principal Distribution Amount for such distribution date, minus

         3.       any Overcollateralization Release Amount for such distribution date.

Principal Funds - With respect to each Loan Group and each  distribution  date, the greater of zero and the sum,  without  duplication, of:

         1.       the scheduled  principal  collected on the mortgage  loans in the related Loan Group during the related Due Period or advanced on or before the servicer advance date,

         2.       Principal  Prepayments  in respect of the  mortgage  loans in the related  Loan Group,  exclusive  of any  prepayment charges, collected in the related Prepayment Period,

         3.       the Stated  Principal  Balance of each mortgage loan in the related Loan Group that was  repurchased by the Depositor or the Servicer during the related Due Period,

         4.       the amount,  if any, by which the aggregate unpaid principal  balance of any replacement  mortgage loans is less than the aggregate unpaid  principal  balance of any deleted mortgage loans delivered by the Servicer in connection with a substitution of a mortgage loan in the related Loan Group during the related Due Period,

         5.       Insurance  Proceeds and all Liquidation  Proceeds  collected during the related  Prepayment Period (or in the case of
                  Subsequent Recoveries,  during the related Due Period) on the mortgage loans in the related Loan Group, to the extent such  Liquidation  Proceeds  relate to principal,  less all related  non-recoverable  advances  relating to principal reimbursed during the related Due Period,

         6.       the principal  portion of the purchase price of the assets of the Trust  allocated to the related Loan Group upon the exercise by the depositor or its designee of its optional termination right,

                                                      S-140

         7.       the principal  portion of the amounts,  if any,  transferred from the Final Maturity Reserve Account and allocated to the related Loan Group on such distribution date,

         minus

         8.       any amounts  required to be  reimbursed  to EMC,  the  Depositor,  the  Servicer or the  Trustee,  as provided in the
                  Agreement,

         9.       any Premium  payable to the Certificate  Insurer,  to the extent not available from Interest Funds and as provided in the Agreement, and

         10.      the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds,  Repurchase
                  Proceeds and scheduled  principal payments,  in that order,  included in available funds and allocated to the related
                  Loan Group for such  distribution date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest.

Principal  Prepayment - Any payment or other  recovery of principal  on a mortgage  loan which is received in advance of its  scheduled
Due Date to the extent  that it is not  accompanied  by an amount as to interest  representing  scheduled  interest  due on any date or dates in any month or months  subsequent  to the month of  prepayment,  including  Insurance  Proceeds  and  Repurchase  Proceeds,  but
excluding the principal portion of Net Liquidation Proceeds received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Rating Agencies - Standard and Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.

Realized  Loss - With  respect to a mortgage  loan is (1) a  Bankruptcy  Loss or (2) as to any  Liquidated  Mortgage  Loan,  the unpaid principal  balance  thereof  plus  accrued  and unpaid  interest  thereon at the  mortgage  rate  through  the last day of the month of liquidation less the Net Liquidation Proceeds with respect to such mortgage loan and the related mortgaged property.

Record Date - For each class of Offered  Certificates  (other than the Class X Certificates and the Class IV-A-3  Certificates) and for
any  distribution  date, the close of business on the business day prior to that  distribution  date. For the Class X Certificates  and the Class IV-A-3 Certificates and for any distribution date, the last business day of the prior calendar month.

Regular Certificates - All classes of certificates other than the Residual Certificates.

Reimbursement Amount - As defined under "The Certificate Insurance Policy" in this prospectus supplement.

Remaining  Excess Spread - With respect to any  distribution  date, the Excess Spread  remaining  after the  distribution  of any Extra
Principal Distribution Amount for such distribution date.

REO Property - A mortgage property acquired by the trust through foreclosure or deed-in-lieu of foreclosure.

Repurchase  Price - With respect to any mortgage  loan  required to be  repurchased,  an amount equal to the sum of (i) (a) 100% of the
Outstanding  Principal  Balance of such  mortgage loan plus accrued but unpaid  interest on the  Outstanding  Principal  Balance at the related  mortgage rate through and  including  the last day of the month of repurchase  reduced by (b) any portion of the Servicing Fee or advances  payable to the purchaser of the mortgage loan and (ii) any costs and damages  incurred by the trust in connection with any violation of such mortgage loan of any predatory lending laws.

Repurchase  Proceeds -- The Repurchase  Price in connection with any repurchase of a mortgage loan by the Seller and any cash deposit in connection  with the  substitution  of a mortgage  loan.  See  "Description  of the  Securities" in the prospectus and "The Pooling and
Servicing Agreement--Representations and Warranties" in this prospectus supplement.

                                                      S-141

Residual  Certificates -- The Class R-X Certificates  and the Class R certificates.  There will be a separate Class R certificate with a specific designation for each REMIC election that is made.

Rules -- The rules, regulations and procedures creating and affecting DTC and its operations.

S&P -- Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

Scheduled  Monthly Payments -- For any mortgage loan and each Due Period,  the minimum payment of principal and interest due during such
Due Period on such  mortgage  loan which either is payable by a mortgagor in such Due Period under the related  mortgage note or in the case of any mortgaged  property  acquired through  foreclosure or deed in lieu of foreclosure,  would otherwise have been payable under the related mortgage note.

Servicer -- EMC Mortgage Corporation.

Servicing Fee -- With respect to each  mortgage  loan, a fee that accrues at the  Servicing  Fee Rate on the same  principal  balance on which interest on the mortgage loan accrues for the calendar month.

Servicing Fee Rate -- 0.375% per annum.

Sponsor -- EMC Mortgage Corporation.

Stated Principal  Balance - For any mortgage loan, with respect to any distribution  date, the sum of the principal  balance thereof as of the Cut-off Date (taking  account of the principal  payment to be made on the related Due Date and  irrespective  of any delinquency in its payment),  as specified in the amortization  schedule at the time relating  thereto (before any adjustment to such  amortization schedule by reason of any bankruptcy or similar proceeding  occurring after the Cut-off Date (other than a Deficient  Valuation) or any moratorium or similar  waiver or grace period) plus any amount by which the principal  balance  thereof has been increased for Deferred
Interest  pursuant to the terms of the related mortgage note on or prior to such distribution date, minus the sum of:

         1.       the principal  portion of the Scheduled  Monthly  Payments due from mortgagors with respect to such mortgage loan due during each Due Period ending prior to such distribution date (and irrespective of any delinquency in their payment);

         2.       all  prepayments of principal  with respect to such mortgage loan received prior to or during the related  Prepayment
                  Period,  and all Liquidation  Proceeds to the extent applied by the Servicer as recoveries of principal in accordance with the Agreement or the Servicing  Agreement  that were received by the Servicer as of the close of business on the last day of the Prepayment Period related to such distribution date; and

         3.       any Realized Loss thereon incurred prior to or during the related Prepayment Period.

         The Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Stepdown  Date - The earlier to occur of (i) the  distribution  date on which the  aggregate  Current  Principal  Amount of the Class A
Certificates  has been  reduced  to zero and (ii) the later to occur of (x) the  distribution  date  occurring  in May 2009 and (y) the
first   distribution   date  for  which  the  aggregate   Current   Principal   Amount  of  the  Subordinate   Certificates   plus  the
Overcollateralization  Amount  divided by the aggregate  Stated  Principal  Balance of the mortgage  loans is greater than or equal (i)
prior to the distribution date in April 2012, 28.500% and (ii) on or after the distribution date in April 2012, 22.800%.

Subordinate Certificates -- The Class B Certificates.

                                                      S-142

Subsequent  Recoveries  -- As of any  distribution  date,  amounts  received  during the related  Due Period by the  Servicer or surplus amounts held by the Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and warranties made by the Sponsor)  specifically  related to a Liquidated Mortgage Loan or disposition of an REO property prior to the related Prepayment Period that resulted in a Realized Loss, after liquidation or disposition of such mortgage loan.

Trigger Event - The occurrence of either a Delinquency Test Violation or the Cumulative Loss Test Violation.

Trust - GreenPoint Mortgage Funding Trust 2006-AR3.

Trustee - Wells Fargo Bank, National Association.

Unpaid  Realized  Loss Amount - With respect to any class of Class A and Class B  Certificates  and as to any  distribution  date,  the excess of

         1.       Applied Realized Loss Amounts with respect to such class over

         2.       the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous distribution dates.

         Any amounts  distributed to a class of Offered  Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Current Principal Amount of such Class.

                                                      S-143

                         Schedule 1

---------------------- -------------- -------------------
                                          Balance of
                                           40-Year
  Distribution Date       Period       Loans at 16%CPR
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2016             120          117,147,957
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2016              121          115,380,164
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2016             122          113,638,246
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2016             123          111,921,917
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2016            124          110,230,799
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2016           125          108,564,437
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2016            126          106,922,554
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2016           127          105,304,715
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2016           128          103,710,839
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2017            129          102,140,854
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2017           130          100,594,797
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2017             131           99,071,658
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2017             132           97,570,878
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2017              133           96,092,206
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2017             134           94,635,316
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2017             135           93,199,889
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2017            136           91,785,617
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2017           137           90,392,266
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2017            138           89,019,461
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2017           139           87,666,980
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2017           140           86,334,600
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2018            141           85,022,131
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2018           142           83,729,532
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2018             143           82,456,149
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2018             144           81,201,705
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2018              145           79,965,860
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2018             146           78,748,409
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2018             147           77,549,082
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2018            148           76,367,555
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2018           149           75,203,628
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2018            150           74,057,043
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2018           151           72,927,544
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2018           152           71,814,843
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2019            153           70,718,615
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2019           154           69,638,475
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2019             155           68,574,395
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2019             156           67,526,196
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2019              157           66,493,640
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2019             158           65,476,448
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2019             159           64,474,445
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2019            160           63,487,407
---------------------- -------------- -------------------
---------------------- -------------- -------------------

   September 2019           161           62,515,111
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2019            162           61,557,292
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2019           163           60,613,782
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2019           164           59,684,285
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2020            165           58,768,537
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2020           166           57,866,225
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2020             167           56,977,317
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2020             168           56,101,661
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2020              169           55,239,060
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2020             170           54,389,324
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2020             171           53,552,304
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2020            172           52,727,729
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2020           173           51,915,457
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2020            174           51,115,307
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2020           175           50,327,100
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2020           176           49,550,655
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2021            177           48,785,758
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2021           178           48,032,266
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2021             179           47,289,992
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2021             180           46,558,808
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2021              181           45,838,516
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2021             182           45,128,990
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2021             183           44,430,037
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2021            184           43,741,504
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2021           185           43,063,270
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2021            186           42,395,152
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2021           187           41,737,001
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2021           188           41,088,695
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2022            189           40,450,147
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2022           190           39,821,252
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2022             191           39,201,769
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2022             192           38,591,539
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2022              193           37,990,426
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2022             194           37,398,296
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2022             195           36,815,019
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2022            196           36,240,464
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2022           197           35,674,504
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2022            198           35,117,013
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2022           199           34,567,868
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2022           200           34,026,971
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2023            201           33,494,249
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2023           202           32,969,664
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2023             203           32,452,967
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2023             204           31,943,991
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2023              205           31,442,647
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2023             206           30,948,823
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2023             207           30,462,410
---------------------- -------------- -------------------
---------------------- -------------- -------------------

     August 2023            208           29,983,297
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2023           209           29,511,380
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2023            210           29,046,551
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2023           211           28,588,709
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2023           212           28,137,774
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2024            213           27,693,685
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2024           214           27,256,411
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2024             215           26,825,741
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2024             216           26,401,553
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2024              217           25,983,751
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2024             218           25,572,242
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2024             219           25,166,933
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2024            220           24,767,734
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2024           221           24,374,555
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2024            222           23,987,306
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2024           223           23,605,903
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2024           224           23,230,293
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2025            225           22,860,400
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2025           226           22,496,187
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2025             227           22,137,495
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2025             228           21,784,226
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2025              229           21,436,299
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2025             230           21,093,636
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2025             231           20,756,159
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2025            232           20,423,793
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2025           233           20,096,461
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2025            234           19,774,089
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2025           235           19,456,621
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2025           236           19,143,982
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2026            237           18,836,123
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2026           238           18,533,010
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2026             239           18,234,513
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2026             240           17,940,550
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2026              241           17,651,054
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2026             242           17,365,959
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2026             243           17,085,201
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2026            244           16,808,714
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2026           245           16,536,437
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2026            246           16,268,307
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2026           247           16,004,263
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2026           248           15,744,245
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2027            249           15,488,227
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2027           250           15,236,184
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2027             251           14,988,001
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2027             252           14,743,607
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2027              253           14,502,947
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2027             254           14,265,965
---------------------- -------------- -------------------
---------------------- -------------- -------------------

      July 2027             255           14,032,596
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2027            256           13,802,798
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2027           257           13,576,517
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2027            258           13,353,702
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2027           259           13,134,292
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2027           260           12,918,257
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2028            261           12,705,565
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2028           262           12,496,191
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2028             263           12,290,043
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2028             264           12,087,061
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2028              265           11,887,189
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2028             266           11,690,390
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2028             267           11,496,609
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2028            268           11,305,811
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2028           269           11,117,943
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2028            270           10,932,970
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2028           271           10,750,842
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2028           272           10,571,534
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2029            273           10,395,016
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2029           274           10,221,284
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2029             275           10,050,239
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2029             276           9,881,830
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2029              277           9,716,025
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2029             278           9,552,780
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2029             279           9,392,063
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2029            280           9,233,828
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2029           281           9,078,041
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2029            282           8,924,670
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2029           283           8,773,674
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2029           284           8,625,034
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2030            285           8,478,723
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2030           286           8,334,737
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2030             287           8,193,001
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2030             288           8,053,466
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2030              289           7,916,104
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2030             290           7,780,878
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2030             291           7,647,761
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2030            292           7,516,716
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2030           293           7,387,718
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2030            294           7,260,737
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2030           295           7,135,743
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2030           296           7,012,707
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2031            297           6,891,618
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2031           298           6,772,462
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2031             299           6,655,182
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2031             300           6,539,747
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2031              301           6,426,125
---------------------- -------------- -------------------
---------------------- -------------- -------------------

      June 2031             302           6,314,288
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2031             303           6,204,215
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2031            304           6,095,874
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2031           305           5,989,244
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2031            306           5,884,299
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2031           307           5,781,014
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2031           308           5,679,365
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2032            309           5,579,331
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2032           310           5,480,894
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2032             311           5,384,019
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2032             312           5,288,686
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2032              313           5,194,871
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2032             314           5,102,551
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2032             315           5,011,703
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2032            316           4,922,305
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2032           317           4,834,334
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2032            318           4,747,773
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2032           319           4,662,600
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2032           320           4,578,787
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2033            321           4,496,311
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2033           322           4,415,143
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2033             323           4,335,279
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2033             324           4,256,702
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2033              325           4,179,390
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2033             326           4,103,329
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2033             327           4,028,494
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2033            328           3,954,871
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2033           329           3,882,440
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2033            330           3,811,181
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2033           331           3,741,077
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2033           332           3,672,106
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2034            333           3,604,239
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2034           334           3,537,441
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2034             335           3,471,726
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2034             336           3,407,079
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      May 2034              337           3,343,487
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2034             338           3,280,930
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2034             339           3,219,392
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2034            340           3,158,861
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2034           341           3,099,317
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2034            342           3,040,745
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2034           343           2,983,129
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2034           344           2,926,451
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2035            345           2,870,688
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2035           346           2,815,819
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2035             347           2,761,847
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2035             348           2,708,757
---------------------- -------------- -------------------
---------------------- -------------- -------------------

      May 2035              349           2,656,536
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      June 2035             350           2,605,171
---------------------- -------------- -------------------
---------------------- -------------- -------------------
      July 2035             351           2,554,648
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     August 2035            352           2,504,952
---------------------- -------------- -------------------
---------------------- -------------- -------------------
   September 2035           353           2,456,071
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    October 2035            354           2,407,991
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    November 2035           355           2,360,700
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    December 2035           356           2,314,185
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    January 2036            357           2,268,438
---------------------- -------------- -------------------
---------------------- -------------- -------------------
    February 2036           358           2,223,451
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     March 2036             359           2,179,205
---------------------- -------------- -------------------
---------------------- -------------- -------------------
     April 2036             360           2,135,685
---------------------- -------------- -------------------

                                                                ANNEX I

                                     GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances,  the certificates,  which are referred to as the global securities, will be available only in  book-entry  form.  Investors  in the global  securities  may hold  interests in these  global  securities  through any of DTC,
Clearstream or Euroclear.  Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding  interests in global securities  through  Clearstream and Euroclear will be conducted in accordance  with their normal rules and  operating  procedures  and in accordance  with  conventional  eurobond  practice.
Secondary  market trading between  investors  holding  interests in global  securities  through DTC will be conducted  according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary  cross-market  trading between investors holding interests in global securities through Clearstream or Euroclear and investors  holding  interests  in global  securities  through DTC  participants  will be effected on a  delivery-against-payment  basis through the respective depositories of Clearstream and Euroclear, in such capacity and other DTC participants.

         Although  DTC,  Euroclear  and  Clearstream  are  expected to follow the  procedures  described  below in order to  facilitate transfers of interests in the global securities among participants of DTC,  Euroclear and Clearstream,  they are under no obligation to perform or continue to perform those  procedures  and those  procedures may be  discontinued  at any time.  None of the Depositor,  the
Servicer nor the Trustee will have any  responsibility  for the  performance  by DTC,  Euroclear and  Clearstream  or their  respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

         Non-U.S.  holders  of global  securities  will be  subject  to U.S.  withholding  taxes  unless  those  holders  meet  certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         The global  securities  will be  registered  in the name of Cede & Co. as nominee of DTC.  Investors'  interests in the global securities  will be represented  through  financial  institutions  acting on their behalf as direct and indirect  participants  in DTC.
Clearstream and Euroclear will hold positions on behalf of their  participants  through their  respective  depositories,  which in turn will hold such positions in accounts as DTC participants.

         Investors  electing to hold  interests in global  securities  through DTC  participants,  rather than through  Clearstream  or
Euroclear  accounts,  will be  subject  to the  settlement  practices  applicable  to similar  issues of  mortgage-backed  certificate.
Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing  to hold  interests  in global  securities  through  Clearstream  or  Euroclear  accounts  will follow the settlement  procedures  applicable to conventional  eurobonds,  except that there will be no temporary global security and no "lock-up"
or restricted  period.  Interests in global  securities  will be credited to the securities  custody  accounts on the  settlement  date against payment in same-day funds.

Secondary Market Trading

         Since the  purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Transfers  between  DTC  Participants.  Secondary  market  trading  between  DTC  participants  will be settled  using the DTC procedures applicable to similar issues of certificate in same-day funds.

                                                                   S-150

         Transfers between  Clearstream and/or Euroclear  Participants.  Secondary market trading between  Clearstream  participants or
Euroclear  participants  and/or  investors  holding  interests in global  securities  through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Transfers  between  DTC Seller  and  Clearstream  or  Euroclear  Purchaser.  When  interests  in global  securities  are to be transferred  on behalf of a seller from the account of a DTC  participant  to the account of a Clearstream  participant  or a Euroclear participant  for a purchaser,  the purchaser will send  instructions to Clearstream or Euroclear  through a Clearstream  participant or
Euroclear  participant  at least one  business  day prior to  settlement.  Clearstream  or the  Euroclear  operator  will  instruct its respective  depository to receive an interest in the global  securities  against payment.  Payment will include interest accrued on the global  securities  from and including the last payment date to but excluding  the  settlement  date.  Payment will then be made by the respective  depository  to the DTC  participant's  account  against  delivery  of an  interest  in the  global  securities.  After this settlement  has been  completed,  the  interest  will be credited to the  respective  clearing  system and by the clearing  system,  in accordance  with its usual  procedures,  to the  Clearstream  participant's  or  Euroclear  participant's  account.  The credit of this interest  will appear on the next  business day and the cash debit will be  back-valued  to and the  interest on the global  securities will accrue  from,  the value date,  which would be the  preceding  day when  settlement  occurred in New York.  If  settlement  is not completed  through DTC on the intended  value date,  i.e.,  the trade fails,  the  Clearstream  or Euroclear  cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants and Euroclear  participants will need to make available to the respective  clearing system the funds necessary to process  same-day funds  settlement.  The most direct means of doing so is to pre-position  funds for settlement from cash on hand, in which case the  Clearstream  participants  or Euroclear  participants  will take on credit  exposure to  Clearstream or the
Euroclear operator until interests in the global securities are credited to their accounts one day later.

         As an alternative,  if Clearstream or the Euroclear operator has extended a line of credit to them,  Clearstream  participants or  Euroclear  participants  can elect not to  pre-position  funds and allow that credit line to be drawn upon.  Under this  procedure,
Clearstream  participants  or Euroclear  participants  receiving  interests in global  securities for purchasers  would incur overdraft charges for one day,  to the extent  they  cleared  the  overdraft  when  interests  in the global  securities  were  credited to their accounts.  However,  interest on the global  securities  would  accrue from the value date.  Therefore,  the  investment  income on the interest in the global  securities  earned  during that  one-day  period  would tend to offset the amount of these  overdraft  charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Since the  settlement  through  DTC will take place  during New York  business  hours,  DTC  participants  are  subject to DTC procedures for  transferring  interests in global  securities to the respective  depository of Clearstream or Euroclear for the benefit of  Clearstream  participants  or Euroclear  participants.  The sale  proceeds  will be  available to the DTC seller on the  settlement date.  Thus, to the seller settling the sale through a DTC  participant,  a cross-market  transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

         Finally,  intra-day  traders that use  Clearstream  participants  or Euroclear  participants  to purchase  interests in global securities from DTC participants or sellers settling  through them for delivery to Clearstream  participants or Euroclear  participants should note that these trades will  automatically  fail on the sale side unless  affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

o    borrowing  interests in global  securities  through  Clearstream  or  Euroclear  for one day,  until the purchase  side of the intra-day  trade is  reflected  in the relevant  Clearstream  or Euroclear  accounts,  in  accordance  with the clearing  system's customary procedures;

o    borrowing  interests  in  global  securities  in the  United  States  from a DTC  participant  no later  than one day prior to settlement,  which would give sufficient time for such interests to be reflected in the relevant Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

                                                                   S-151

o    staggering  the value  dates for the buy and sell  sides of the trade so that the  value  date for the  purchase  from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

         Transfers  between  Clearstream  or  Euroclear  Seller  and DTC  Purchaser.  Due to time  zone  differences  in  their  favor,
Clearstream  participants  and Euroclear  participants  may employ their  customary  procedures for  transactions in which interests in global securities are to be transferred by the respective  clearing system,  through the respective  depository,  to a DTC participant.
The seller will send instructions to Clearstream or the Euroclear operator through a Clearstream  participant or Euroclear  participant at least one business day prior to  settlement.  Clearstream  or  Euroclear  will  instruct  its  respective  depository,  to credit an interest in the global  securities to the DTC  participant's  account against  payment.  Payment will include  interest  accrued on the global  securities  from and including the last payment date to but excluding the  settlement  date. The payment will then be reflected in the account of the Clearstream  participant or Euroclear  participant the following business day and receipt of the cash proceeds in the Clearstream  participant's or Euroclear  participant's account would be back-valued to the value date, which would be the preceding day, when  settlement  occurred  through DTC in New York. If settlement is not completed on the intended  value date,  i.e.,  the trade fails, receipt of the cash proceeds in the Clearstream  participant's or Euroclear  participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial  owner who is an individual or  corporation  holding the global  security on its own behalf of global  securities holding  securities  through  Clearstream or Euroclear or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S.  withholding tax that typically  applies to payments of interest,  including  original issue discount,  on registered debt issued by U.S. persons, unless:

o    each clearing  system,  bank or other  institution  that holds  customers'  securities in the ordinary  course of its trade or business in the chain of  intermediaries  between the  beneficial  owner or a foreign  corporation  or foreign  trust and the U.S.
     entity required to withhold tax complies with applicable certification requirements; and

o    the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

o    Exemption for Non-U.S.  Persons--Form W-8BEN.  Beneficial holders of global securities that are Non-U.S.  persons generally can obtain a  complete  exemption  from the  withholding  tax by filing a signed  Form  W-8BEN or  Certificate  of  Foreign  Status of
     Beneficial Owner for United States Tax Withholding.  Non-U.S.  persons residing in a country that has a tax treaty with the United
     States can obtain an  exemption or reduced tax rate,  depending on the treaty  terms,  by filing Form W-8BEN.  If the  information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

o    Exemption  for Non-U.S.  persons with  effectively  connected  income--Form  W-8ECI.  A Non-U.S.  person,  including a non-U.S.
     corporation or bank with a U.S.  branch,  for which the interest  income is  effectively  connected with its conduct of a trade or business in the United States,  can obtain an exemption from the  withholding  tax by filing Form W-8ECI or Certificate of Foreign
     Person's  Claim for Exemption  from  Withholding  on Income  Effectively  Connected with the Conduct of a Trade or Business in the
     United States.

o    Exemption for U.S.  Persons--Form  W-9. U.S.  persons can obtain a complete  exemption from the  withholding tax by filing Form
     W-9 or Payer's Request for Taxpayer Identification Number and Certification.

         U.S.  Federal  Income Tax  Reporting  Procedure.  The  holder of a global  security  or, in the case of a Form  W-8BEN or Form
W-8ECI filer,  his agent,  files by submitting  the  appropriate  form to the person  through whom it holds the  security--the  clearing agency,  in the case of persons  holding  directly on the books of the  clearing  agency.  Form W-8BEN and Form  W-8ECI  generally  are effective until the third  succeeding  calendar year from the date the form is signed.  However,  the W-8BEN and W-8ECI with a taxpayer identification  number will remain  effective until a change in  circumstances  makes any  information on the form incorrect,  provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S.  The term "U.S. person" means:

                                                                   S-152

o    a citizen or resident of the United States;

o    a corporation,  partnership  or other entity  treated as a corporation  or a partnership  for United States federal income tax purposes  organized in or under the laws of the United  States or any state  thereof,  including  for this purpose the District of
     Columbia, unless, in the case of a partnership, future Treasury regulations provide otherwise;

o    an estate that is subject to U.S. federal income tax regardless of the source of its income; or

o    a trust if a court within the United States is able to exercise  primary  supervision of the  administration  of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If the information shown on Form W-8BEN or Form W-8ECI changes, a new Form W-8BEN or Form W-8ECI, as applicable, must be filed within
30 days of the change.  Certain trusts not described in the final bullet of the preceding sentence in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S. person.  The term "Non-U.S. person" means any person who is not a U.S. person.  This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global securities.  Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

                                                                   S-153

                                                                 SCHEDULE A

                                                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS
           The following  information sets forth in tabular format certain information,  as of the cut-off date, about the mortgage loans in the  aggregate  and about the  mortgage  loans in each loan  group.  Other than with  respect to rates of  interest,  percentages  are approximate  and are stated by cut-off date  principal  balance of the mortgage  loans,  or of mortgage  loans in each loan group,  as applicable.  The sum of the respective columns may not equal the total indicated due to rounding.

                                   Principal Balances of the Mortgage Loans at Origination in Total Portfolio

                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Principal Balance ($)                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                              211    $  15,937,528                   0.83%

                              100,001  -   200,000                            1,592      250,569,924                   13.06

                              200,001  -   300,000                            1,867      468,149,450                   24.40

                              300,001  -   400,000                            1,443      503,612,660                   26.25

                              400,001  -   500,000                              602      270,024,751                   14.07

                              500,001  -   600,000                              289      158,981,758                   8.29

                              600,001  -   700,000                              139      89,567,573                    4.67

                              700,001  -   800,000                               73      54,639,177                    2.85

                              800,001  -   900,000                               32      27,270,091                    1.42

                              900,001  -   1,000,000                             41      39,864,958                    2.08

                            1,000,001  -   1,100,000                              6      6,467,254                     0.34

                            1,100,001  -   1,200,000                              6      6,880,744                     0.36

                            1,200,001  -   1,300,000                              8      9,987,263                     0.52

                            1,300,001  -   1,400,000                              6      8,020,523                     0.42

                            1,400,001  -   1,500,000                              6      8,755,988                     0.46
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321 $1,918,729,642                    100.00%
                                                                   =====================================================================

          Minimum Original Principal Balance:                               $17,000
          Maximum Original Principal Balance:                            $1,500,000
          Average Original Principal Balance:                              $303,277

                                                                             A-1

      Current Principal Balances of the Mortgage Loans as of the Cut-off Date in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
      Current Principal Balance ($)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                              208     $ 15,597,609                    0.81%

                              100,001  -   200,000                            1,552      242,137,553                   12.62

                              200,001  -   300,000                            1,874      465,974,417                   24.29

                              300,001  -   400,000                            1,420      490,876,545                   25.58

                              400,001  -   500,000                              633      279,685,669                   14.58

                              500,001  -   600,000                              311      169,396,435                   8.83

                              600,001  -   700,000                              142      91,065,925                    4.75

                              700,001  -   800,000                               74      55,139,757                    2.87

                              800,001  -   900,000                               34      28,879,003                    1.51

                              900,001  -   1,000,000                             32      30,847,891                    1.61

                            1,000,001  -   1,100,000                             15      15,484,321                    0.81

                            1,100,001  -   1,200,000                              6      6,880,744                     0.36

                            1,200,001  -   1,300,000                             10      12,581,523                    0.66

                            1,300,001  -   1,400,000                              3      4,026,246                     0.21

                            1,400,001  -   1,500,000                              7      10,156,005                    0.53
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321 $ 1,918,729,642                   100.00%
                                                                   =====================================================================

          Minimum Current Principal Balance:                                $16,883
          Maximum Current Principal Balance:                             $1,499,810
          Average Current Principal Balance:                               $303,548

      Mortgage Rates of the Mortgage Loans as of the Cut-off Date in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Mortgage Interest Rates (%)                               Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                6.000  -   6.249                                  6     $1,546,297                     0.08%

                                6.250  -   6.499                                 29      8,515,371                     0.44

                                6.500  -   6.749                                207      71,206,398                    3.71

                                6.750  -   6.999                                771      262,491,094                   13.68

                                7.000  -   7.249                              1,329      417,085,972                   21.74

                                7.250  -   7.499                              3,713      1,078,801,204                 56.22

                                7.500  -   7.749                                 48      15,480,167                    0.81

                                7.750  -   7.999                                 57      19,212,251                    1.00

                                8.000  -   8.249                                 65      17,972,179                    0.94

                                8.250  -   8.499                                 96      26,418,709                    1.38
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321  $1,918,729,642                   100.00%
                                                                   =====================================================================

          Minimum Mortgage Rate:                                             6.000%
          Maximum Mortgage Rate:                                             8.250%
          Weighted Average Mortgage Rate:                                    7.211%

                                                                             A-2

      Original Loan-to-Value Ratios* in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
                  Original Loan-to-Value Ratios(%)                  Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                 0.00  -   30.00                                 12     $2,858,620                            0.15%

                                30.01  -   40.00                                 25      8,277,748                           0.43

                                40.01  -   50.00                                 69     16,029,485                           0.84

                                50.01  -   55.00                                 51     15,487,490                           0.81

                                55.01  -   60.00                                 79     25,208,351                           1.31

                                60.01  -   65.00                                134     48,910,009                           2.55

                                65.01  -   70.00                                336    103,715,299                           5.41

                                70.01  -   75.00                                535    201,224,710                          10.49

                                75.01  -   80.00                              4,910  1,457,154,397                          75.94

                                80.01  -   85.00                                 27      7,142,519                           0.37

                                85.01  -   90.00                                132     30,527,425                           1.59

                                90.01  -   95.00                                 11      2,193,590                           0.11
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321 $1,918,729,642                          100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Original Loan-to-Value:                           77.21%

          *Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing by the lesser of the original appraised value and sales price of the property.

                                                                             A-3

      Geographic Distribution* of the Mortgage Properties in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Geographic Distribution                                   Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Alabama                                                                 4              $        517,282      0.03%

          Arizona                                                               471                   117,333,606      6.12

          California                                                           2503                   983,631,399      51.26

          Colorado                                                              222                    48,897,666      2.55

          Connecticut                                                            22                     7,413,447      0.39

          Delaware                                                                9                     1,797,679      0.09

          District of Columbia                                                   20                     6,043,208      0.31

          Florida                                                               483                   114,942,654      5.99

          Georgia                                                                61                    12,201,200      0.64

          Idaho                                                                  81                    13,419,690      0.70

          Illinois                                                              101                    24,125,546      1.26

          Indiana                                                                15                     2,031,946      0.11

          Iowa                                                                    1                       224,779      0.01

          Kentucky                                                                1                       150,333      0.01

          Louisiana                                                               6                       950,974      0.05

          Maryland                                                              140                    39,908,404      2.08

          Massachusetts                                                          98                    30,434,708      1.59

          Michigan                                                               81                    15,300,357      0.80

          Minnesota                                                             200                    42,484,500      2.21

          Mississippi                                                             1                        66,234      0.00

          Missouri                                                               15                     2,986,288      0.16

          Montana                                                                 2                       719,506      0.04

          Nebraska                                                                1                        97,601      0.01

          Nevada                                                                337                    88,496,656      4.61

          New Jersey                                                            117                    34,020,466      1.77

          New Mexico                                                             46                     8,864,981      0.46

          New York                                                               77                    30,686,632      1.60

          North Carolina                                                         31                     5,926,039      0.31

          North Dakota                                                            4                       649,327      0.03

          Ohio                                                                   66                     9,239,005      0.48

          Oklahoma                                                                3                       238,946      0.01

          Oregon                                                                167                    35,175,528      1.83

          Pennsylvania                                                           49                     9,271,007      0.48

          Rhode Island                                                           10                     2,408,275      0.13

          South Carolina                                                         12                     1,677,812      0.09

          Tennessee                                                              28                     5,885,482      0.31

          Texas                                                                  97                    16,345,600      0.85

          Utah                                                                   87                    18,690,826      0.97

          Virginia                                                              270                    91,401,915      4.76

          Washington                                                            376                    92,908,888      4.84

          Wisconsin                                                               5                       957,659      0.05

          Wyoming                                                                 1                       205,592      0.01
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642      100.00%
                                                                   ================= === ========================= === =================

          *No more than approximately 0.63% of the Mortgage Loans by Principal
           Balance will be secured by properties located in any one zip code area.

                                                                             A-4

      Credit Scores as of the Date of Origination of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Credit Scores                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

                                  600  -   619                      1                  $   190,559                     0.01%

                                  620  -   639                     23                    6,445,484                     0.34

                                  640  -   659                     253                   75,022,153                    3.91

                                  660  -   679                     675                   219,932,808                   11.46

                                  680  -   699                     1,081                 339,693,013                   17.70

                                  700  -   719                     1,199                 366,104,149                   19.08

                                  720  -   739                     1,018                 308,520,630                   16.08

                                  740  -   759                     842                   247,602,371                   12.90

                                  760  -   779                     703                   204,265,023                   10.65

                                  780  -   799                     394                   116,465,803                   6.07

                                  800  -   819                     128                   33,560,143                    1.75

                                  820  -   839                     4                     927,507                       0.05
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                             6,321            $    1,918,729,642                  100.00%
                                                              ==========================================================================

          Weighted Average Credit Score:                          720

      Property Types of the Mortgage Properties in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Property Type                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          2-4 Family                                                            620            $     215,866,573      11.25%

          CO-OP                                                                   1                       448,928      0.02

          Condominium                                                           893                   219,751,160      11.45

          PUD                                                                 1,443                   446,701,971      23.28

          Single Family                                                       3,361                 1,035,175,012      53.95

          Townhouse                                                               3                       785,999      0.04
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642      100.00%
                                                                   =====================================================================

                                                                             A-5

      Occupancy Status of Mortgage Properties in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Occupancy Status                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Investor                                                            2,560     $  621,860,579                 32.41%

          Owner Occupied                                                      3,493      1,228,658,098                 64.03

          Second Home                                                           268                    68,210,966      3.56
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642      100.00%
                                                                   ==================== ================================================

      Loan Purpose of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Loan Purpose                                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Cash Out Refinance                                       2,674           $     844,295,527                   44.00%

          Purchase                                                 2,572                 733,408,629                   38.22

          Rate/Term Refinance                                      1,075                 341,025,486                   17.77
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               6,321            $  1,918,729,642                   100.00%
                                                                   =====================================================================

      Documentation Type of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Documentation Type                                        Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Full/Alternative                                                      905             $     216,818,017                11.30%

          No Income/No Asset                                                     35                    10,140,073                  0.53

          No Ratio                                                               28                    11,733,756                  0.61

          Stated Income                                                       5,296                 1,661,625,161                 86.60

          Stated/Stated                                                          57                    18,412,635                  0.96
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642                100.00%
                                                                   ================= === ========================= === =================

      Original Terms to Stated Maturity of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Term                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          360 Months                                                          4,419  $ 1,279,881,877                  66.70%

          480 Months                                                          1,902      638,847,766                   33.30
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321  $ 1,918,729,642                   100.00%
                                                                   =====================================================================

          Minimum Original Term to Stated Maturity :                                     360 Months
          Maximum Original Term to Stated Maturity :                                     480 Months
          Weighted Average Original Term to Stated Maturity :                            400 Months

                                                                             A-6

      Remaining Terms to Stated Maturity of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Stated Remaining Term                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           300 -  359 Months                                                  4,419  $ 1,279,881,877                   66.70%

           361 -  480 Months                                                  1,902      638,847,766                   33.30
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321  $ 1,918,729,642                  100.00%
                                                                   =====================================================================

          Minimum Remaining Term to Stated Maturity :                                    347 Months
          Maximum Remaining Term to Stated Maturity :                                    478 Months
          Weighted Average Remaining Term to Stated Maturity :                           396 Months

      Index of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Index                                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          MTA                                                                 6,026            $    1,830,448,088    95.40%

          WSJ-1MLIBOR                                                           295                    88,281,555      4.60
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642      100.00%
                                                                   ==================== ================================================

      Rate Adjustment Frequency of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Rate Adjustment Frequency                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          1 Month                                                             6,321         $    1,918,729,642          100%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321         $    1,918,729,642         100.00%
                                                                   =====================================================================

      Payment Adjustment Frequency of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Payment Adjustment Frequency                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          12 Months                                                           6,321           $    1,918,729,642       100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642      100.00%
                                                                   =====================================================================

                                                                             A-7

      Months to Next Rate Adjustment of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Months to Next Rate Adjustment                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 Month                                                            6,321             $    1,918,729,642      100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642      100.00%
                                                                   =====================================================================

          Weighted Average Next Rate Adjustment :                           1 Month

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Maximum Mortgage Rate (%)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           9.751 - 10.000                                                     1,736            $     575,111,511       29.97%

          11.751 - 12.000                                                     4,584                 1,343,210,074      70.01

          12.751 - 13.000                                                         1      408,058                       0.02
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321            $    1,918,729,642      100.00%
                                                                   =====================================================================

          Weighted Average Maximum Mortgage Rate:                           11.386%

      Gross Margin of the Mortgage Loans in Total Portfolio
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Gross Margin (%)                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   ----------------- --- ------------------------- --- -----------------
          2.001 - 2.250                                                           5     $  1,427,684                  0.07%

          2.251 - 2.500                                                          40       11,655,280                  0.61

          2.501 - 2.750                                                         244       83,880,298                  4.37

          2.751 - 3.000                                                         816      277,382,505                  14.46

          3.001 or Greater                                                    5,216      1,544,383,875                80.49
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          6,321    $ 1,918,729,642               100.00%
                                                                   =====================================================================

          Weighted Average Gross Margin:                                     3.297%

                                                                             A-8

          Principal Balances of the Mortgage Loans at Origination in Group I

                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Principal Balance ($)                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                               13   $     984,187                     1.11%

                              100,001  -   200,000                               89      13,702,150                    15.52

                              200,001  -   300,000                               70      17,723,935                    20.08

                              300,001  -   400,000                               53      18,375,194                    20.81

                              400,001  -   500,000                               42      19,342,117                    21.91

                              500,001  -   600,000                               15      8,275,060                     9.37

                              600,001  -   700,000                                5      3,244,098                     3.67

                              700,001  -   800,000                                5      3,817,346                     4.32

                              800,001  -   900,000                                1      875,058                       0.99

                              900,001  -   1,000,000                              2      1,942,410                     2.20
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295   $ 88,281,555                    100.00%
                                                                   =====================================================================

          Minimum Original Principal Balance:                               $49,850
          Maximum Original Principal Balance:                            $1,000,000
          Average Original Principal Balance:                              $299,210

      Current Principal Balances of the Mortgage Loans as of the Cut-off Date in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
      Current Principal Balance ($)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                               14    $  1,070,636                     1.21%

                              100,001  -   200,000                               85      13,015,098                    14.74

                              200,001  -   300,000                               73      18,324,537                    20.76

                              300,001  -   400,000                               52      17,974,507                    20.36

                              400,001  -   500,000                               40      18,240,278                    20.66

                              500,001  -   600,000                               18       9,777,587                    11.08

                              600,001  -   700,000                                5       3,244,098                     3.67

                              700,001  -   800,000                                5       3,817,346                     4.32

                              800,001  -   900,000                                1         875,058                     0.99

                              900,001  -   1,000,000                              1         940,454                     1.07

                            1,000,001  -   1,100,000                              1       1,001,956                     1.13
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295    $ 88,281,555                    100.00%
                                                                   =====================================================================

          Minimum Current Principal Balance:                                $49,891
          Maximum Current Principal Balance:                             $1,001,956
          Average Current Principal Balance:                               $299,260

                                                                             A-9

      Mortgage Rates of the Mortgage Loans as of the Cut-off Date in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Mortgage Interest Rates (%)                               Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                6.750  -   6.999                                  2   $  678,887                        0.77%

                                7.000  -   7.249                                  5      991,618                        1.12

                                7.250  -   7.499                                 23      8,282,604                      9.38

                                7.500  -   7.749                                 48      15,480,167                    17.54

                                7.750  -   7.999                                 57      19,212,251                    21.76

                                8.000  -   8.249                                 64      17,217,319                    19.50

                                8.250  -   8.499                                 96      26,418,709                    29.93
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295   $  88,281,555                   100.00%
                                                                   =====================================================================

          Minimum Mortgage Rate:                                             6.750%
          Maximum Mortgage Rate:                                             8.250%
          Weighted Average Mortgage Rate:                                    7.885%

      Original Loan-to-Value Ratios* in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
                  Original Loan-to-Value Ratios(%)                  Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                 0.00  -   30.00                                  1     $106,227                            0.12%

                                40.01  -   50.00                                  2      407,563                             0.46

                                50.01  -   55.00                                  3      727,917                             0.82

                                55.01  -   60.00                                  2      742,111                             0.84

                                60.01  -   65.00                                  7    3,360,890                             3.81

                                65.01  -   70.00                                 12    3,321,736                             3.76

                                70.01  -   75.00                                 28   10,732,860                            12.16

                                75.01  -   80.00                                228   65,916,262                            74.67

                                80.01  -   85.00                                  4      975,901                             1.11

                                85.01  -   90.00                                  8    1,990,088                             2.25
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295  $88,281,555                            100.00%
                                                                   =====================================================================

          Weighted Average Original Loan-to-Value:                           77.69%

          *Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing by the lesser of the original appraised value and sales price of the property.

                                                                             A-10

      Geographic Distribution* of the Mortgage Properties in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Geographic Distribution                                   Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Arizona                                                                26             $       6,232,008       7.06%

          California                                                             96                    38,792,088      43.94

          Colorado                                                                5                     1,126,554      1.28

          Connecticut                                                             2                       384,478      0.44

          Florida                                                                29                     5,579,057      6.32

          Georgia                                                                 4                       719,885      0.82

          Idaho                                                                   5                     1,105,037      1.25

          Illinois                                                                6                     1,745,907      1.98

          Maryland                                                                2                       770,602      0.87

          Massachusetts                                                           4                     1,102,387      1.25

          Michigan                                                                4                     1,364,525      1.55

          Minnesota                                                               8                     1,397,619      1.58

          Nevada                                                                 18                     4,471,458      5.07

          New Jersey                                                              7                     2,754,333      3.12

          New Mexico                                                              1                       161,063      0.18

          New York                                                                7                     3,241,171      3.67

          North Carolina                                                         10                     1,099,077      1.24

          Ohio                                                                    5                       659,696      0.75

          Oregon                                                                  5                     1,406,601      1.59

          Pennsylvania                                                            1                        50,834      0.06

          Tennessee                                                               1                       116,635      0.13

          Texas                                                                   7                     1,648,670      1.87

          Utah                                                                    5                       897,041      1.02

          Virginia                                                               12                     4,779,557      5.41

          Washington                                                             25                     6,675,272      7.56
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555      100.00%
                                                                   =====================================================================

          *No more than approximately 1.50% of the Mortgage Loans by Principal
           Balance will be secured by properties located in any one zip code area.

      Credit Scores as of the Date of Origination of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Credit Scores                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                  640  -   659                     11                    $2,944,547                      3.34%

                                  660  -   679                     25                     9,467,543                     10.72

                                  680  -   699                     51                    15,818,459                    17.92

                                  700  -   719                     43                    12,319,713                    13.96

                                  720  -   739                     51                    15,373,572                    17.41

                                  740  -   759                     48                    12,616,413                    14.29

                                  760  -   779                     35                    10,877,197                    12.32

                                  780  -   799                     24                     7,553,337                     8.56

                                  800  -   819                      7                     1,310,774                     1.48
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                              295                $   88,281,555                    100.00%
                                                                   =====================================================================

          Weighted Average Credit Score:                         725

                                                                             A-11

      Property Types of the Mortgage Properties in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Property Type                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          2-4 Family                                                             35                 $  10,757,227     12.19%

          CO-OP                                                                   1                       448,928      0.51

          Condominium                                                            44                    10,560,149      11.96

          PUD                                                                    64                    20,183,805      22.86

          Single Family                                                         151                    46,331,446      52.48
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555      100.00%
                                                                   =====================================================================

      Occupancy Status of Mortgage Properties in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Occupancy Status                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Investor                                                              135    $ 32,300,490                    36.59%

          Owner Occupied                                                        147      52,633,839                    59.62

          Second Home                                                            13       3,347,225                     3.79
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295  $   88,281,555                   100.00%
                                                                   =====================================================================

      Loan Purpose of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Loan Purpose                                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Cash Out Refinance                                       140               $   42,022,968                    47.60%

          Purchase                                                 109                   31,615,913                    35.81

          Rate/Term Refinance                                       46                   14,642,674                    16.59
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               295               $   88,281,555                   100.00%
                                                                   =====================================================================

      Documentation Type of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Documentation Type                                        Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Full/Alternative                                                       37               $     7,619,362                  8.63%

          No Ratio                                                                4                     1,536,012                  1.74

          Stated Income                                                         252                    78,318,988                 88.72

          Stated/Stated                                                           2                       807,192                  0.91
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555                 100.00%
                                                                   ======================================================================

                                                                             A-12

      Original Terms to Stated Maturity of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Term                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          360 Months                                                            183   $  50,654,757                    57.38%

          480 Months                                                            112      37,626,797                    42.62
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295   $  88,281,555                   100.00%
                                                                   =====================================================================

          Minimum Original Term to Stated Maturity :                                     360 Months
          Maximum Original Term to Stated Maturity :                                     480 Months
          Weighted Average Original Term to Stated Maturity :                            411 Months

      Remaining Terms to Stated Maturity of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Stated Remaining Term                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           300 -  359 Months                                                    183    $ 50,654,757                    57.38%

           361 -  480 Months                                                    112      37,626,797                    42.62
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295    $ 88,281,555                     100.00%
                                                                   =====================================================================

          Minimum Remaining Term to Stated Maturity :                                    355 Months
          Maximum Remaining Term to Stated Maturity :                                    478 Months
          Weighted Average Remaining Term to Stated Maturity :                           408 Months

      Index of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Index                                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          WSJ-1MLIBOR                                                           295            $      88,281,555       100.00
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555      100.00%
                                                                   =====================================================================

      Rate Adjustment Frequency of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Rate Adjustment Frequency                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          1 Month                                                               295             $      88,281,555      100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555      100.00%
                                                                   =====================================================================

                                                                             A-13

      Payment Adjustment Frequency of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Payment Adjustment Frequency                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          12 Months                                                             295             $      88,281,555      100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555      100.00%
                                                                   =====================================================================

      Months to Next Rate Adjustment of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Months to Next Rate Adjustment                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 Month                                                               295             $      88,281,555      100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555      100.00%
                                                                   ====================================================================

          Weighted Average Next Rate Adjustment :                           1 Month

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Maximum Mortgage Rate (%)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           9.751 - 10.000                                                        64             $      24,254,313       27.47%

          11.751 - 12.000                                                       231                    64,027,241       72.53
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $      88,281,555      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Maximum Mortgage Rate:                           11.437%

      Gross Margin of the Mortgage Loans in Group I
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Gross Margin (%)                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   ----------------- --- ------------------------- --- -----------------
          2.001 - 2.250                                                           1           $        312,004             0.35%

          2.251 - 2.500                                                          11                  3,139,909             3.56

          2.501 - 2.750                                                          37                 12,673,901            14.36

          2.751 - 3.000                                                          46                 15,647,756            17.72

          3.001 or Greater                                                      200                 56,507,985            64.01
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            295             $   88,281,555            100.00%
                                                                   =====================================================================

          Weighted Average Gross Margin:                                     3.157%

                                                                             A-14

          Principal Balances of the Mortgage Loans at Origination in Group II

                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Principal Balance ($)                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                               95    $   7,269,173                    0.86%

                              100,001  -   200,000                              907      143,544,525                   16.91

                              200,001  -   300,000                            1,130      283,745,149                   33.43

                              300,001  -   400,000                              908      315,808,480                   37.21

                              400,001  -   500,000                              152      65,133,045                    7.67

                              500,001  -   600,000                               35      19,085,020                    2.25

                              600,001  -   700,000                               16      10,328,227                    1.22

                              700,001  -   800,000                                5      3,746,217                     0.44
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248   $848,659,835                    100.00%
                                                                   =====================================================================

          Minimum Original Principal Balance:                               $17,000
          Maximum Original Principal Balance:                              $800,000
          Average Original Principal Balance:                              $260,912

      Current Principal Balances of the Mortgage Loans as of the Cut-off Date in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
      Current Principal Balance ($)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                               93    $   7,066,765                    0.83%

                              100,001  -   200,000                              888      139,531,356                    16.44

                              200,001  -   300,000                            1,128      281,034,264                    33.12

                              300,001  -   400,000                              900      310,289,358                    36.56

                              400,001  -   500,000                              176      74,073,556                      8.73

                              500,001  -   600,000                               41      21,987,193                      2.59

                              600,001  -   700,000                               17      10,931,126                      1.29

                              700,001  -   800,000                                4       2,941,405                      0.35

                              800,001  -   900,000                                1         804,812                      0.09
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248   $ 848,659,835                   100.00%
                                                                   =====================================================================

          Minimum Current Principal Balance:                                $16,883
          Maximum Current Principal Balance:                               $804,812
          Average Current Principal Balance:                               $261,287

                                                                             A-15

      Mortgage Rates of the Mortgage Loans as of the Cut-off Date in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Mortgage Interest Rates (%)                               Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                6.000  -   6.249                                  4    $ 1,043,032                     0.12%

                                6.250      6.499                                 17      4,435,938                     0.52

                                6.500  -   6.749                                113      28,797,433                    3.39

                                6.750  -   6.999                                506      139,453,596                   16.43

                                7.000  -   7.249                                856      229,281,985                   27.02

                                7.250  -   7.499                              1,752      445,647,851                   52.51
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248   $  848,659,835                   100.00%
                                                                   =====================================================================

          Minimum Mortgage Rate:                                             6.000%
          Maximum Mortgage Rate:                                             7.375%
          Weighted Average Mortgage Rate:                                    7.155%

      Original Loan-to-Value Ratios* in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
                  Original Loan-to-Value Ratios(%)                  Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                 0.00  -   30.00                                  7    $ 1,263,923                     0.15%

                                30.01  -   40.00                                 12      2,369,194                     0.28

                                40.01  -   50.00                                 37      8,073,111                     0.95

                                50.01  -   55.00                                 29      7,816,447                     0.92

                                55.01  -   60.00                                 35      9,216,283                     1.09

                                60.01  -   65.00                                 65     17,358,154                     2.05

                                65.01  -   70.00                                164     41,127,305                     4.85

                                70.01  -   75.00                                249     74,204,648                     8.74

                                75.01  -   80.00                              2,566    669,642,813                    78.91

                                80.01  -   85.00                                 11      2,310,667                     0.27

                                85.01  -   90.00                                 68     14,129,899                     1.66

                                90.01  -   95.00                                  5      1,147,392                     0.14
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248   $848,659,835                    100.00%
                                                                   =====================================================================

          Weighted Average Original Loan-to-Value:                           77.56%

          *Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing by the lesser of the original appraised value and sales price of the property.

                                                                             A-16

      Geographic Distribution* of the Mortgage Properties in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Geographic Distribution                                   Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Alabama                                                                 4              $        517,282      0.06%

          Arizona                                                               329                    77,358,010      9.12

          California                                                           1035                   335,879,496     39.58

          Colorado                                                              133                    26,611,231      3.14

          Connecticut                                                             5                     1,430,198      0.17

          Delaware                                                                5                       804,552      0.09

          District of Columbia                                                   10                     2,819,942      0.33

          Florida                                                               263                    55,438,649      6.53

          Georgia                                                                34                     5,345,530      0.63

          Idaho                                                                  60                     9,577,675      1.13

          Illinois                                                               69                    15,892,093      1.87

          Indiana                                                                 1                        73,652      0.01

          Iowa                                                                    1                       224,779      0.03

          Louisiana                                                               3                       442,590      0.05

          Maryland                                                              123                    30,522,757      3.60

          Massachusetts                                                          41                    11,922,063      1.40

          Michigan                                                               15                     2,893,816      0.34

          Minnesota                                                              13                     2,759,891      0.33

          Missouri                                                                7                     1,248,091      0.15

          Montana                                                                 1                       133,814      0.02

          Nevada                                                                206                    52,335,548      6.17

          New Jersey                                                             99                    25,804,266      3.04

          New Mexico                                                             44                     8,625,608      1.02

          New York                                                               58                    20,078,878      2.37

          North Carolina                                                          8                     1,466,548      0.17

          North Dakota                                                            2                       203,091      0.02

          Ohio                                                                   13                     2,018,981      0.24

          Oklahoma                                                                2                       143,137      0.02

          Oregon                                                                106                    22,502,985      2.65

          Pennsylvania                                                           15                     2,549,664      0.30

          Rhode Island                                                            7                     1,552,939      0.18

          South Carolina                                                          9                     1,140,489      0.13

          Tennessee                                                              18                     3,529,895      0.42

          Texas                                                                  52                     8,683,899      1.02

          Utah                                                                   37                     6,725,400      0.79

          Virginia                                                              209                    60,258,072      7.10

          Washington                                                            206                    48,186,667      5.68

          Wisconsin                                                               5                       957,659      0.11
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ================= ==================================================

          *No more than approximately 1.37% of the Mortgage Loans by Principal
           Balance will be secured by properties located in any one zip code area.

                                                                             A-17

      Credit Scores as of the Date of Origination of the Mortgage Loans in Group II

                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Credit Scores                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                  640  -   659                     128                   $34,504,713                    4.07%

                                  660  -   679                     279                    76,668,077                     9.03

                                  680  -   699                     523                   138,638,276                    16.34

                                  700  -   719                     640                   167,669,260                    19.76

                                  720  -   739                     538                   141,341,598                    16.65

                                  740  -   759                     460                   118,227,796                    13.93

                                  760  -   779                     392                    96,887,353                    11.42

                                  780  -   799                     215                    56,859,334                     6.70

                                  800  -   819                     70                     17,319,838                     2.04

                                  820  -   839                     3                         543,590                     0.06
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               3,248          $      848,659,835                    100.00%
                                                                   =====================================================================

          Weighted Average Credit Score:                                        723

      Property Types of the Mortgage Properties in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Property Type                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          2-4 Family                                                            359             $     124,207,663      14.64

          Condominium                                                           549                   128,139,186      15.10

          PUD                                                                   832                   211,873,651      24.97

          Single Family                                                       1,506                   383,885,969      45.23

          Townhouse                                                               2                       553,365      0.07
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ====================================================================

                                                                             A-18

      Occupancy Status of Mortgage Properties in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Occupancy Status                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Investor                                                            1,561     $374,084,365                   44.08%

          Owner Occupied                                                      1,497      430,218,713                   50.69

          Second Home                                                           190       44,356,757                    5.23
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248  $   848,659,835                   100.00%
                                                                   =====================================================================

      Loan Purpose of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Loan Purpose                                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Cash Out Refinance                                       1,240               $ 341,741,970                   40.27%

          Purchase                                                 1,544                 387,610,240                   45.67

          Rate/Term Refinance                                      464                   119,307,625                   14.06
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               3,248             $   848,659,835                   100.00%
                                                                   =====================================================================

      Documentation Type of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Documentation Type                                        Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Full/Alternative                                                      494             $     113,701,540                13.40%

          No Ratio                                                               11                     3,270,356                  0.39

          Stated Income                                                       2,743                   731,687,939                 86.22
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835                 100.00%
                                                                   ======================================================================

                                                                             A-19

      Original Terms to Stated Maturity of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Term                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          360 Months                                                          2,341   $  597,787,331                   70.44%

          480 Months                                                            907      250,872,504                   29.56
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248   $  848,659,835                  100.00%
                                                                   ================= === ========================= === =================

          Minimum Original Term to Stated Maturity :                                     360 Months
          Maximum Original Term to Stated Maturity :                                     480 Months
          Weighted Average Original Term to Stated Maturity :                            395 Months

      Remaining Terms to Stated Maturity of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Stated Remaining Term                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           300 -  359 Months                                                  2,341    $ 597,787,331                  70.44%

           361 -  480 Months                                                    907      250,872,504                   29.56
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248     $848,659,835                   100.00%
                                                                   ================= === ========================= === =================

          Minimum Remaining Term to Stated Maturity :                                    347 Months
          Maximum Remaining Term to Stated Maturity :                                    478 Months
          Weighted Average Remaining Term to Stated Maturity :                           392 Months

      Index of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Index                                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 YR MTA                                                            3,248            $     848,659,835       100.00%
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ================= === ========================= === =================

      Rate Adjustment Frequency of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Rate Adjustment Frequency                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          1 Month                                                             3,248            $     848,659,835         100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ================= === ========================= === =================

      Payment Adjustment Frequency of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Payment Adjustment Frequency                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          12 Months                                                           3,248            $     848,659,835       100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ================= === ========================= === =================

                                                                             A-20

      Months to Next Rate Adjustment of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Months to Next Rate Adjustment                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 Month                                                             3,248            $     848,659,835       100.00%
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Next Rate Adjustment :                           1 Month

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Maximum Mortgage Rate (%)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           9.751 - 10.000                                                       836    $ 235,378,810                        27.74%

          11.751 - 12.000                                                     2,412      613,281,025                   72.26
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Maximum Mortgage Rate:                           11.431%

      Gross Margin of the Mortgage Loans in Group II
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Gross Margin (%)                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   ----------------- --- ------------------------- --- -----------------
          2.001 - 2.250                                                           3              $        830,585       0.10%

          2.251 - 2.500                                                          17                     4,435,938      0.52

          2.501 - 2.750                                                         113                    28,797,433      3.39

          2.751 - 3.000                                                         507                   139,376,137      16.42

          3.001 or Greater                                                    2,608                   675,219,741       79.56
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          3,248             $     848,659,835      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Gross Margin:                                     3.280%

                                                                             A-21

          Principal Balances of the Mortgage Loans at Origination in Group III

                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Principal Balance ($)                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                               25     $  2,118,193                     0.52%

                              100,001  -   200,000                              102       15,803,399                    3.88

                              200,001  -   300,000                               87       20,630,438                    5.06

                              300,001  -   400,000                               46       16,089,593                    3.95

                              400,001  -   500,000                              220      100,954,129                   24.77

                              500,001  -   600,000                              156      86,285,874                    21.17

                              600,001  -   700,000                               72      46,315,042                    11.37

                              700,001  -   800,000                               47      35,116,316                    8.62

                              800,001  -   900,000                               27      22,957,557                    5.63

                              900,001  -   1,000,000                             32      31,183,930                    7.65

                            1,000,001  -   1,100,000                              5      5,369,774                     1.32

                            1,100,001  -   1,200,000                              4      4,565,500                     1.12

                            1,200,001  -   1,300,000                              6      7,500,667                     1.84

                            1,300,001  -   1,400,000                              4      5,373,049                     1.32

                            1,400,001  -   1,500,000                              5      7,256,177                     1.78
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               838               $ 407,519,640                    100.00%
                                                                   ================= === ========================= === =================

          Minimum Original Principal Balance:                               $32,100
          Maximum Original Principal Balance:                            $1,492,000
          Average Original Principal Balance:                              $486,625

      Current Principal Balances of the Mortgage Loans as of the Cut-off Date in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
      Current Principal Balance ($)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                              26     $  2,197,849                     0.54%

                              100,001  -   200,000                               98      14,993,893                     3.68

                              200,001  -   300,000                               90      21,252,090                     5.21

                              300,001  -   400,000                               43      14,990,743                     3.68

                              400,001  -   500,000                              213      97,151,781                    23.84

                              500,001  -   600,000                              164      90,092,434                    22.11

                              600,001  -   700,000                               73      46,811,853                    11.49

                              700,001  -   800,000                               48      35,819,022                    8.79

                              800,001  -   900,000                               27      22,960,876                    5.63

                              900,001  -   1,000,000                             26      25,173,301                    6.18

                            1,000,001  -   1,100,000                             11      11,380,403                    2.79

                            1,100,001  -   1,200,000                              4      4,565,500                     1.12

                            1,200,001  -   1,300,000                              7      8,795,165                     2.16

                            1,300,001  -   1,400,000                              2      2,678,534                     0.66

                            1,400,001  -   1,500,000                              6      8,656,194                     2.12
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838  $ 407,519,640                    100.00%
                                                                   ================= === ========================= === =================

          Minimum Current Principal Balance:                                $32,100
          Maximum Current Principal Balance:                             $1,484,886
          Average Current Principal Balance:                               $486,300

                                                                             A-22

      Mortgage Rates of the Mortgage Loans as of the Cut-off Date in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Mortgage Interest Rates (%)                               Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                6.250  -   6.499                                  3     $ 1,436,923                                0.35%

                                6.500  -   6.749                                 56      30,159,640                                7.40

                                6.750  -   6.999                                168      91,027,261                               22.34

                                7.000  -   7.249                                274      132,491,870                              32.51

                                7.250  -   7.499                                336      151,649,085                              37.21

                                8.000  -   8.249                                  1      754,861                                   0.19
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $     407,519,640      100.00%
                                                                   ================= === ========================= === =================

          Minimum Mortgage Rate:                                             6.375%
          Maximum Mortgage Rate:                                             8.125%
          Weighted Average Mortgage Rate:                                    7.080%

      Original Loan-to-Value Ratios* in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
                  Original Loan-to-Value Ratios(%)                  Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                 0.01  -   30.00                                  2    $ 1,241,216                     0.30%

                                30.01  -   40.00                                  4      4,260,700                     1.05

                                40.01  -   50.00                                  2      643,816                       0.16

                                50.01  -   55.00                                  6      3,274,685                     0.80

                                55.01  -   60.00                                 18      9,119,263                     2.24

                                60.01  -   65.00                                 28      17,634,006                    4.33

                                65.01  -   70.00                                 48      26,184,043                    6.43

                                70.01  -   75.00                                100      62,237,457                    15.27

                                75.01  -   80.00                   619                   278,705,989                   68.39

                                80.01  -   85.00                   4                     1,805,438                     0.44

                                85.01  -   90.00                   7                     2,413,026                     0.59
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838   $407,519,640                     100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Original Loan-to-Value:                           76.01%

          *Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing by the lesser of the original appraised value and sales price of the property.

                                                                             A-23

      Geographic Distribution* of the Mortgage Properties in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Geographic Distribution                                   Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Arizona                                                                16             $       9,824,468       2.41%

          California                                                            434                   259,997,176      63.80

          Colorado                                                                8                     3,557,605      0.87

          Connecticut                                                             3                     1,378,341      0.34

          Delaware                                                                1                       205,860      0.05

          District of Columbia                                                    2                       840,597      0.21

          Florida                                                                20                     9,992,476      2.45

          Georgia                                                                 3                     1,358,461      0.33

          Idaho                                                                   1                       246,947      0.06

          Illinois                                                                2                     1,208,355      0.30

          Indiana                                                                14                     1,958,294      0.48

          Louisiana                                                               1                       139,427      0.03

          Maryland                                                               15                     8,615,044      2.11

          Massachusetts                                                           7                     2,930,124      0.72

          Michigan                                                                1                       192,405      0.05

          Minnesota                                                             179                    38,326,990      9.40

          Mississippi                                                             1                        66,234      0.02

          Missouri                                                                1                       250,850      0.06

          Montana                                                                 1                       585,692      0.14

          Nevada                                                                 12                     7,296,927      1.79

          New Jersey                                                             11                     5,461,868      1.34

          New Mexico                                                              1                        78,311      0.02

          New York                                                               11                     6,989,093      1.72

          North Carolina                                                         13                     3,360,415      0.82

          Oregon                                                                  3                     1,711,899      0.42

          Pennsylvania                                                            2                     1,110,705      0.27

          Rhode Island                                                            3                       855,336      0.21

          South Carolina                                                          1                       117,654      0.03

          Tennessee                                                               1                     1,225,015      0.30

          Texas                                                                   2                     1,165,076      0.29

          Utah                                                                    5                     3,478,004      0.85

          Virginia                                                               49                    26,364,286      6.47

          Washington                                                             14                     6,629,704      1.63
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $     407,519,640      100.00%
                                                                   ================= === ========================= === =================

          *No more than approximately 1.19% of the Mortgage Loans by Principal
           Balance will be secured by properties located in any one zip code area.

                                                                             A-24

      Credit Scores as of the Date of Origination of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Credit Scores                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                  610  -   619                      1                     $190,559                     0.05%

                                  620  -   639                     11                    3,403,508                     0.84

                                  640  -   659                     30                    13,606,686                    3.34

                                  660  -   679                     108                   54,260,594                    13.31

                                  680  -   699                     148                   77,558,601                    19.03

                                  700  -   719                     134                   68,176,899                    16.73

                                  720  -   739                     139                   65,162,292                    15.99

                                  740  -   759                     119                   56,073,325                    13.76

                                  760  -   779                     81                    38,006,515                    9.33

                                  780  -   799                     51                    24,857,305                    6.10

                                  800  -   819                     16                    6,223,355                     1.53
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               838             $   407,519,640                     100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Credit Score:                           718

      Property Types of the Mortgage Properties in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Property Type                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          2-4 Family                                                             48            $      20,575,834       5.05%

          Condominium                                                            70                    24,503,542      6.01

          PUD                                                                   183                   102,809,755      25.23

          Single Family                                                         537                   259,630,510      63.71
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $     407,519,640      100.00%
                                                                   ================= === ========================= === =================

                                                                             A-25

      Occupancy Status of Mortgage Properties in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Occupancy Status                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Investor                                                              198   $   60,664,643                   14.89%

          Owner Occupied                                                        623      339,758,738                   83.37

          Second Home                                                            17        7,096,259                     1.74
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838    $ 407,519,640                     100.00%
                                                                   ================= === ========================= === =================

      Loan Purpose of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Loan Purpose                                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Cash Out Refinance                                       368               $   179,422,721                  44.03%

          Purchase                                                 287                   135,824,082                   33.33

          Rate/Term Refinance                                      183                   92,272,836                    22.64
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               838             $     407,519,640                    100.00%
                                                                   ================= === ========================= === =================

      Documentation Type of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Documentation Type                                        Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Full/Alternative                                                       78            $      27,790,342                 6.82%

          No Income/No Asset                                                     27                     8,140,271                  2.00

          No Ratio                                                                6                     3,124,270                  0.77

          Stated Income                                                         694                   358,050,213                 87.86

          Stated/Stated                                                          33                    10,414,544                  2.56
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $     407,519,640      100.00%
                                                                   ================= === ========================= === =================

                                                                             A-26

      Original Terms to Stated Maturity of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Term                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          360 Months                                                            541     $253,979,129                  62.32%

          480 Months                                                            297      153,540,511                   37.68
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838    $ 407,519,640                    100.00%
                                                                   ================= === ========================= === =================

          Minimum Original Term to Stated Maturity :                                     360 Months
          Maximum Original Term to Stated Maturity :                                     480 Months
          Weighted Average Original Term to Stated Maturity :                            405 Months

      Remaining Terms to Stated Maturity of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Stated Remaining Term                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           300 -  359 Months                                                    541   $  253,979,129                   62.32%

           361 -  480 Months                                                    297      153,540,511                   37.68
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838   $  407,519,640                   100.00%
                                                                   ================= === ========================= === =================

          Minimum Remaining Term to Stated Maturity :                                    352 Months
          Maximum Remaining Term to Stated Maturity :                                    478 Months
          Weighted Average Remaining Term to Stated Maturity :                           402 Months

      Index of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Index                                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 YR MTA                                                              838       $ 407,519,640                    100%

                                                                   ----------------- --- ------------------------- --- -----------------
                               Total                                            838       $ 407,519,640                    100%

                                                                   ================= === ========================= === =================

      Rate Adjustment Frequency of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Rate Adjustment Frequency                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          1 Month                                                             838                  $     407,519,640  100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $        407,519,640      100.00%
                                                                   ================= === ========================= === =================

      Payment Adjustment Frequency of the Mortgage Loans in Group III

                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Payment Adjustment Frequency                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------

          12 Months                                                             838          $     407,519,640       100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838          $     407,519,640         100.00%
                                                                   ================= === ========================= === =================

                                                                             A-27

      Months to Next Rate Adjustment of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Months to Next Rate Adjustment                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 Month                                                              838            $     407,519,640         100.00%
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $     407,519,640      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Next Rate Adjustment :                           1 Month

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Maximum Mortgage Rate (%)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                9.751  -   10.000                               258          $     130,526,304             32.03%

                               11.751  -   12.000                               580                276,993,336               67.97
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $     407,519,640             100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Maximum Mortgage Rate:                           11.343%

      Gross Margin of the Mortgage Loans in Group III
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Gross Margin (%)                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   ----------------- --- ------------------------- --- -----------------
                                2.251  -   2.500                                  3              $       1,436,923     0.35%

                                2.501  -   2.750                                 56                    30,159,640      7.40

                                2.751  -   3.000                                168                    91,027,261      22.34

                                3.001  or Greater                               611                   284,895,816      69.91
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                            838             $     407,519,640      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Gross Margin:                                     3.204%

                                                                             A-28

          Principal Balances of the Mortgage Loans at Origination in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Principal Balance ($)                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                               78      $5,565,975                    0.97%

                              100,001  -   200,000                              494      77,519,851                   13.50

                              200,001  -   300,000                              580     146,049,928                   25.43

                              300,001  -   400,000                              436     153,339,393                   26.70

                              400,001  -   500,000                              188      84,595,460                   14.73

                              500,001  -   600,000                               83      45,335,804                    7.89

                              600,001  -   700,000                               46      29,680,207                    5.17

                              700,001  -   800,000                               16      11,959,299                    2.08

                              800,001  -   900,000                                4      3,437,476                     0.60

                              900,001  -   1,000,000                              7      6,738,618                     1.17

                            1,000,001  -   1,100,000                              1      1,097,480                     0.19

                            1,100,001  -   1,200,000                              2      2,315,244                     0.40

                            1,200,001  -   1,300,000                              2      2,486,596                     0.43

                            1,300,001  -   1,400,000                              2      2,647,473                     0.46

                            1,400,001  -   1,500,000                              1      1,499,810                     0.26
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               1,940           $     574,268,613                    100.00%
                                                                   ================= === ========================= === =================

          Minimum Original Principal Balance:                               $27,100
          Maximum Original Principal Balance:                            $1,500,000
          Average Original Principal Balance:                              $295,624

      Current Principal Balances of the Mortgage Loans as of the Cut-off Date in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
      Current Principal Balance ($)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                    0  -   100,000                               75     $ 5,262,359                    0.92%

                              100,001  -   200,000                              481      74,597,205                   12.99

                              200,001  -   300,000                              583     145,363,526                   25.31

                              300,001  -   400,000                              425     147,621,937                   25.71

                              400,001  -   500,000                              204      90,220,055                   15.71

                              500,001  -   600,000                               88      47,539,221                    8.28

                              600,001  -   700,000                               47      30,078,848                    5.24

                              700,001  -   800,000                               17      12,561,984                    2.19

                              800,001  -   900,000                                5      4,238,257                     0.74

                              900,001  -   1,000,000                              5      4,734,136                     0.82

                            1,000,001  -   1,100,000                              3      3,101,962                     0.54

                            1,100,001  -   1,200,000                              2      2,315,244                     0.40

                            1,200,001  -   1,300,000                              3      3,786,358                     0.66

                            1,300,001  -   1,400,000                              1      1,347,711                     0.23

                            1,400,001  -   1,500,000                              1      1,499,810                     0.26
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

          Minimum Current Principal Balance:                                $26,856
          Maximum Current Principal Balance:                             $1,499,810
          Average Current Principal Balance:                               $296,015

                                                                             A-29

      Mortgage Rates of the Mortgage Loans as of the Cut-off Date in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Mortgage Interest Rates (%)                               Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                6.000  -   6.249                                  2     $ 503,265                     0.09%

                                6.250  -   6.499                                  9      2,642,510                     0.46

                                6.500  -   6.749                                 38      12,249,325                    2.13

                                6.750  -   6.999                                 95      31,331,351                    5.46

                                7.000  -   7.249                                194      54,320,498                    9.46

                                7.250  -   7.499                              1,602      473,221,665                   82.40
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940    $ 574,268,613                   100.00%
                                                                   ================= === ========================= === =================

          Minimum Mortgage Rate:                                             6.000%
          Maximum Mortgage Rate:                                             7.375%
          Weighted Average Mortgage Rate:                                    7.283%

      Original Loan-to-Value Ratios* in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
                  Original Loan-to-Value Ratios(%)                  Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                 0.01  -   30.00                                  2   $    247,253                     0.04%

                                30.01  -   40.00                                  9      1,647,854                     0.29

                                40.01  -   50.00                                 28      6,904,996                     1.20

                                50.01  -   55.00                                 13      3,668,441                     0.64

                                55.01  -   60.00                                 24      6,130,694                     1.07

                                60.01  -   65.00                                 34      10,556,959                    1.84

                                65.01  -   70.00                                112      33,082,215                    5.76

                                70.01  -   75.00                                158      54,049,744                    9.41

                                75.01  -   80.00                              1,497     442,889,334                   77.12

                                80.01  -   85.00                                  8       2,050,513                    0.36

                                85.01  -   90.00                                 49      11,994,413                    2.09

                                90.01  -   95.00                                  6       1,046,198                    0.18
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940   $ 574,268,613                     100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Original Loan-to-Value:                           77.47%

          *Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing by the lesser of the original appraised value and sales price of the property.

                                                                             A-30

      Geographic Distribution* of the Mortgage Properties in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Geographic Distribution                                   Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Arizona                                                               100             $      23,919,120      4.17%

          California                                                            938                   348,962,640      60.77

          Colorado                                                               76                    17,602,275      3.07

          Connecticut                                                            12                     4,220,430      0.73

          Delaware                                                                3                       787,266      0.14

          District of Columbia                                                    8                     2,382,669      0.41

          Florida                                                               171                    43,932,472      7.65

          Georgia                                                                20                     4,777,325      0.83

          Idaho                                                                  15                     2,490,031      0.43

          Illinois                                                               24                     5,279,192      0.92

          Kentucky                                                                1                       150,333      0.03

          Louisiana                                                               2                       368,957      0.06

          Massachusetts                                                          46                    14,480,135      2.52

          Michigan                                                               61                    10,849,612      1.89

          Missouri                                                                7                     1,487,347      0.26

          Nebraska                                                                1                        97,601      0.02

          Nevada                                                                101                    24,392,723      4.25

          New York                                                                1                       377,490      0.07

          North Dakota                                                            2                       446,236      0.08

          Ohio                                                                   48                     6,560,327      1.14

          Oklahoma                                                                1                        95,809      0.02

          Oregon                                                                 53                     9,554,043      1.66

          Pennsylvania                                                           31                     5,559,804      0.97

          South Carolina                                                          2                       419,669      0.07

          Tennessee                                                               8                     1,013,937      0.18

          Texas                                                                  36                     4,847,955      0.84

          Utah                                                                   40                     7,590,381      1.32

          Washington                                                            131                    31,417,244      5.47

          Wyoming                                                                 1                       205,592      0.04
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

          *No more than approximately 0.67% of the Mortgage Loans by Principal
           Balance will be secured by properties located in any one zip code area.

      Credit Scores as of the Date of Origination of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Credit Scores                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                  620  -   639                      12                   $3,041,975                     0.53%

                                  640  -   659                     84                    23,966,207                    4.17

                                  660  -   679                     263                   79,536,595                    13.85

                                  680  -   699                     359                   107,677,677                   18.75

                                  700  -   719                     382                   117,938,277                   20.54

                                  720  -   739                     290                   86,643,169                    15.09

                                  740  -   759                     215                   60,684,836                    10.57

                                  760  -   779                     195                   58,493,958                    10.19

                                  780  -   799                     104                   27,195,826                    4.74

                                  800  -   819                     35                    8,706,176                     1.52

                                  820  -   839                     1                       383,917                       0.07
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                1,940             $ 574,268,613                     100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Credit Score:                             716

                                                                             A-31

      Property Types of the Mortgage Properties in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Property Type                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          2-4 Family                                                            178                $      60,325,848   10.50%

          Condominium                                                           230                    56,548,283      9.85

          PUD                                                                   364                   111,834,760      19.47

          Single Family                                                       1,167                   345,327,087      60.13

          Townhouse                                                               1                       232,634      0.04
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

      Occupancy Status of Mortgage Properties in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Occupancy Status                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Investor                                                              666  $   154,811,081                   26.96%

          Owner Occupied                                                      1,226      406,046,807                   70.71

          Second Home                                                            48       13,410,725                    2.34
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940   $  574,268,613                    100.00%
                                                                   ================= === ========================= === =================

      Loan Purpose of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Loan Purpose                                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Cash Out Refinance                                        926            $     281,107,868                  48.95%

          Purchase                                                 632                   178,358,394                   31.06

          Rate/Term Refinance                                      382                   114,802,352                   19.99
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                               1,940           $     574,268,613                   100.00%
                                                                   ================= === ========================= === =================

      Documentation Type of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Documentation Type                                        Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          Full/Alternative                                                      296             $      67,706,772                 11.79%

          No Income/No Asset                                                      8                     1,999,802                  0.35

          No Ratio                                                                7                     3,803,118                  0.66

          Stated Income                                                       1,607                   493,568,022                 85.95

          Stated/Stated                                                          22                     7,190,900                  1.25
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

      Original Terms to Stated Maturity of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Original Term                                             Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          360 Months                                                          1,354   $  377,460,659                   65.73%

          480 Months                                                            586      196,807,954                   34.27
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940   $  574,268,613                    100.00%
                                                                   ================= === ========================= === =================

          Minimum Original Term to Stated Maturity :                                     360 Months
          Maximum Original Term to Stated Maturity :                                     480 Months
          Weighted Average Original Term to Stated Maturity :                            401 Months

                                                                             A-32

      Remaining Terms to Stated Maturity of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Stated Remaining Term                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
           300 -  359 Months                                                  1,354    $ 377,460,659                 65.73%

           361 -  480 Months                                                    586      196,807,954                   34.27
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940   $  574,268,613                    100.00%
                                                                   ================= === ========================= === =================

          Minimum Remaining Term to Stated Maturity :                                    352 Months
          Maximum Remaining Term to Stated Maturity :                                    478 Months
          Weighted Average Remaining Term to Stated Maturity :                           398 Months

      Index of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Index                                                     Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 YR MTA                                                           1,940              $     574,268,613      100.00%
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

      Rate Adjustment Frequency of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Rate Adjustment Frequency                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 Month                                                            1,940              $     574,268,613         100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613           100.00%
                                                                   ================= === ========================= === =================

                                                                             A-33

      Payment Adjustment Frequency of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Payment Adjustment Frequency                              Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          12 Months                                                           1,940            $     574,268,613      100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

      Months to Next Rate Adjustment of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Months to Next Rate Adjustment                            Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
          1 Month                                                             1,940            $     574,268,613      100.00%

                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Next Rate Adjustment :                           1 Month

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Maximum Mortgage Rate (%)                                 Mortgage Loans           of Cut-off Date                Loans
                                                                   -----------------     -------------------------     -----------------
                                9.751  -   10.000                               578             $     184,952,084      32.21%

                               11.751  -   12.000                             1,361                   388,908,472      67.72

                               12.751  -   13.000                                 1                       408,058      0.07
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Maximum Mortgage Rate:                           11.340%

      Gross Margin of the Mortgage Loans in Group IV
                                                                                           Aggregate Principal
                                                                      Number of           Balance Outstanding as        % of Mortgage
          Gross Margin (%)                                          Mortgage Loans           of Cut-off Date                Loans
                                                                   ----------------- --- ------------------------- --- -----------------
                                2.001  -   2.250                                  1             $        285,095       0.05%

                                2.251  -   2.500                                  9                     2,642,510      0.46

                                2.501  -   2.750                                 38                    12,249,325      2.13

                                2.751  -   3.000                                 95                    31,331,351      5.46

                                3.001  or Greater                             1,797                   527,760,333     91.90
                                                                   ----------------- --- ------------------------- --- -----------------

                               Total                                          1,940             $     574,268,613      100.00%
                                                                   ================= === ========================= === =================

          Weighted Average Gross Margin:                                     3.409%

                                                                             A-34

===========================================================================================================================

                                               $1,889,949,000 (Approximate)

                                      Structured Asset Mortgage Investments II Inc.
                                                        Depositor

                                            GreenPoint Mortgage Funding Trust
                                           Mortgage Pass-Through Certificates,
                                                     Series 2006-AR3

----------------------------------------------------------------------------------------------------------------

                                                  Prospectus Supplement

----------------------------------------------------------------------------------------------------------------

                                                 Bear, Stearns & Co. Inc.
                                                       Underwriter

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus.  We have not authorized anyone to provide you with different information.

We are not offering the offered certificates in any state where offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates offered by this prospectus supplement and with respect to their unsold allotments or subscriptions.  In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus for 90 days after the date of this prospectus supplement, such delivery obligation generally may be satisfied through the filing of the prospectus supplement and prospectus with the Securities and Exchange Commission.
===========================================================================================================================